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                                                                     Exhibit 4.1

                                                               Deed of Amendment
                                                                   ARMS II Funds


                                                    Permanent Custodians Limited

                                          Australian Mortgage Securities Limited

                                Australian Securitisation Management Pty Limited



                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2003

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Deed of Amendment
ARMS II Funds

TABLE OF CONTENTS

1.  DEFINITIONS AND INTERPRETATION                                 2
    1.1   Definitions                                              2
    1.2   Interpretation                                           2
    1.3   Supplemental Deed                                        2

2.  AMENDMENT                                                      2

3.  CONFIRMATION                                                   3

4.  GOVERNING LAW AND JURISDICTION                                 3

5.  COUNTERPARTS                                                   3

6.  APPLIES TO ALL FUNDS                                           3

7.  TRUSTEE'S CAPACITY                                             3

SCHEDULE 1

SCHEDULE 2

SCHEDULE 3

                                                                        Page (i)
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Deed of Amendment ARMS II Funds

DATE                                                                    2003

PARTIES


         1. PERMANENT CUSTODIANS LIMITED (ACN 001 426 384) of 35 Clarence Street, Sydney, New South Wales 2000 (PCL);

         2. AUSTRALIAN MORTGAGE SECURITIES LIMITED (ABN 89 003 072 446) of Level 6, 12 Castlereagh Street, Sydney, New South Wales 2000 (AMS); and

         3.  AUSTRALIAN SECURITISATION MANAGEMENT PTY LIMITED
             (ABN 32 103 852 428) of Level 6, 12 Castlereagh Street, Sydney, New South Wales 2000 (ASM).

RECITALS

         A     Clause 27.1(a) of:

               (a) each of the Domestic Master Trust Deed and the Euro Master Trust Deed provides that PCL (as Trustee) and AMS (as the trust manager); and

               (b) the Global Master Trust Deed provides that PCL (as Trustee) and ASM (as the trust manager),

               may, by way of supplemental deed, vary or amend that Master Trust Deed in respect of any one or more Funds, so long as such variation or amendment is (among other things) of a formal, technical or administrative nature only.

         B     Clause 27.1(c) of:

               (a) each of the Domestic Master Trust Deed and the Euro Master Trust Deed provides that PCL (as Trustee) and AMS (as the trust manager); and

               (b) the Global Master Trust Deed provides that PCL (as Trustee) and ASM (as the trust manager),

               may, by way of supplemental deed, vary or amend that Master Trust Deed in respect of any one or more Funds, so long as such variation or amendment is (among other things), in the opinion of PCL, appropriate, expedient or desirable for any reason as a consequence of the introduction or imposition of, or any amendment or alteration to, any statute, regulation or requirement of any Governmental Body (including, without limitation, the introduction or imposition of any Tax, any amendment to any regulation imposing a Tax, the issue of or amendment to any ruling by the Commissioner or Deputy Commissioner of Taxation or the issue of any government announcement or statement that has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Funds).

         C Each of AMS and ASM has instructed PCL that the amendments set out in this Deed are appropriate as a consequence of the amendments to the Income Tax Assessment Act 1997 (Cth) in relation to the consolidation of entities for tax purposes.

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Deed of Amendment ARMS II Funds

         D Pursuant to clauses 27.1(a) and 27.1(c) of each Master Trust Deed, PCL and the relevant trust manager propose to amend each Master Trust Deed in the manner set out in this Deed.

THIS DEED PROVIDES as follows.

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Deed:

         DOMESTIC MASTER TRUST DEED means the Master Trust Deed dated 7 March 1995 between PCL and AMS (as amended from time to time) as applicable to trust funds created under it which are designated as "ARMS II Funds".

         EURO MASTER TRUST DEED means the Master Trust Deed dated 7 March 1995 between PCL and AMS (as amended and restated on 12 July 1999 and as further amended from time to time) as applicable to trust funds created under it which are designated as "ARMS II Euro Funds".

         EFFECTIVE DATE means close of business on the date of this Deed.

         FUND has the meaning given in each Master Trust Deed.

         GLOBAL MASTER TRUST DEED means the Master Trust Deed dated 7 March 1995 between PCL and AMS (as amended and restated on 23 April 2003) as applicable to trust funds created under it which are designated as "ARMS Global Funds".

         MASTER TRUST DEED means each of the Domestic Master Trust Deed, the Euro Master Trust Deed and the Global Master Trust Deed.

1.2      INTERPRETATION

         Clause 1.2 of the Global Master Trust Deed is incorporated into this Deed as if set out in full in this Deed.

1.3      SUPPLEMENTAL DEED

         This Deed is:

         (a)      supplemental to each Master Trust Deed; and

         (b) a TRANSACTION DOCUMENT in relation to each Fund (for the purposes of each Master Trust Deed).

2.       AMENDMENT

         Pursuant to clauses 27.1(a) and 27.1(c) of each Master Trust Deed, the parties agree that on and from the Effective Date:

         (a) the Domestic Master Trust Deed will be amended and restated as set out in Schedule 1;

         (b) the Euro Master Trust Deed will be amended and restated as set out in Schedule 2; and

         (c) the Global Master Trust Deed will be amended and restated as set out in Schedule 3.

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Deed of Amendment ARMS II Funds

3.       CONFIRMATION

         For the purposes of clause 27.1(c) of each Master Trust Deed, each of AMS and ASM confirms to PCL that the amendments set out in this Deed are appropriate as a consequence of the amendments to the Income Tax Assessment Act 1997 (Cth) in relation to the consolidation of entities for tax purposes.

4.       GOVERNING LAW AND JURISDICTION

         This Deed is governed by the laws of New South Wales. Each party submits to the jurisdiction of courts exercising jurisdiction there and waives any right to claim that those courts are an inconvenient forum.

5.       COUNTERPARTS

         This Deed may be executed in one or more counterparts which together shall constitute the one document.

6.       APPLIES TO ALL FUNDS

         This Deed, and the amendments set out in this Deed, apply to all Funds (whether or not constituted at the Effective Date).

7.       TRUSTEE'S CAPACITY

         Clause 25.9 of each Master Trust Deed is incorporated into this Deed as if set out in full in this Deed.


EXECUTED as a deed.

Each attorney executing this Deed states that he or she has no notice of revocation or suspension of his or her power of attorney.


SIGNED SEALED AND DELIVERED for PERMANENT
CUSTODIANS LIMITED by its attorney in
the presence of:


----------------------------------             ---------------------------------
Witness Signature                              Attorney Signature

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Deed of Amendment ARMS II Funds

----------------------------------             ---------------------------------
Print Name                                     Print Name


SIGNED SEALED AND DELIVERED for AUSTRALIAN
MORTGAGE SECURITIES LIMITED by its attorneys in the presence of:


----------------------------------             ---------------------------------
Witness Signature                              Attorney Signature

----------------------------------             ---------------------------------
Print Name                                     Print Name


                                               ---------------------------------
                                               Attorney Signature

                                               ---------------------------------
                                               Print Name

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Deed of Amendment ARMS II Funds

SIGNED SEALED AND DELIVERED for AUSTRALIAN
SECURITISATION MANAGEMENT PTY LIMITED by its attorneys in the presence of:


----------------------------------             ---------------------------------
Witness Signature                              Attorney Signature

----------------------------------             ---------------------------------
Print Name                                     Print Name


                                               ---------------------------------
                                               Attorney Signature

                                               ---------------------------------
                                               Print Name

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Amended and Restated Master Trust Deed

SCHEDULE 1


                                          Amended and Restated Master Trust Deed



                                                    Permanent Custodians Limited

                                          Australian Mortgage Securities Limited


                                                                   ARMS II Funds


                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au

                                       (C) Copyright Allens Arthur Robinson 2004

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Amended and Restated Master Trust Deed

TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                                  1
         1.1      Definitions                                                            1
         1.2      Interpretation                                                        11

2.       THE ARMS II FUNDS                                                              12
         2.1      Appointment of Trustee                                                12
         2.2      Separate and Distinct Funds                                           12

3.       THE FUNDS                                                                      13
         3.1      Beneficial Interest in Funds                                          13
         3.2      Fund Creation Notice                                                  13
         3.3      Creation of Additional Funds                                          13
         3.4      Name of Funds                                                         13
         3.5      Duration of Funds                                                     13
         3.6      Beneficiary Register                                                  13

3A.      BENEFICIARIES OF DESIGNATED FUNDS                                              14
         3A.1     Acknowledgement                                                       14
         3A.2     Residual Capital Unit                                                 14
         3A.3     Residual Income Unit                                                  14

4.       LIMITS ON RIGHTS OF BONDHOLDERS AND BENEFICIARIES                              15
         4.1      General Limits                                                        15
         4.2      Further Limits on Interests of Beneficiaries                          15
         4.3      Ranking of Interest of Beneficiaries                                  15
         4.4      Resolution of Conflicts                                               16
         4.5      No Liability of Bondholders or Beneficiaries                          16

5.       BONDS                                                                          16
         5.1      Nature of Bonds                                                       16
         5.2      Trustee's Covenant to Bondholders                                     16
         5.3      Minimum Face Value of Bonds                                           17
         5.4      Bonds Not Invalid if Issued in Breach                                 17
         5.5      Location of Bonds                                                     17

6.       PROCEDURE FOR ISSUE OF BONDS                                                   17
         6.1      Form of Issue Notice                                                  17
         6.2      Notice to Warehouse Beneficiary                                       18
         6.3      Supplementary Bond Terms                                              18
         6.4      Amendment                                                             19
         6.5      Acceptance of Issue Notice                                            19
         6.6      Non-Complying Issue Notice                                            19
         6.7      Issue of Bonds and Transfer of Benefit of Mortgages                   19
         6.8      Acquisition of Portfolio                                              20
         6.9      Amount of Bonds Created for an Issuing Fund                           20
         6.10     Action following Issue                                                20
         6.11     No Liability for Insufficient Moneys                                  21

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Amended and Restated Master Trust Deed

         6.12     Recording of Transfer and Further Assurance                           21
         6.13     Subsequent Adjustment                                                 21
         6.14     No Limit on Bonds                                                     22
         6.15     Compliance with Laws                                                  22

7.       TRANSFERS OF BONDS                                                             22
         7.1      No Restrictions on Transfer of Bonds                                  22
         7.2      Selling Restriction                                                   22
         7.3      Form of Transfer                                                      22
         7.4      Registration of Transferee as Bondholder                              22
         7.5      Registrar Entitled to Refuse to Register Transfer and Acceptance      23
         7.6      Notice of Refusal to Register                                         23
         7.7      No Fee for Registration of a Bond Transfer                            23
         7.8      Taking Effect of Bond Transfers                                       23
         7.9      Transmission of Entitlements                                          23
         7.10     Marking of Transfers                                                  24
         7.11     Specimen Signatures                                                   24

8.       REGISTRATION CONFIRMATIONS                                                     24
         8.1      Issue of Registration Confirmation                                    24
         8.2      No Certificate of Title                                               24
         8.3      Joint Holdings                                                        24

9.       WAREHOUSE FUNDING                                                              24
         9.1      Transfer of Warehouse Assets to Another Fund                          24
         9.2      Warehouse Trigger Event                                               25
         9.3      Parties to Give Effect to Transfer                                    25
         9.4      Rights Additional to Issue of Bonds                                   25

10.      APPOINTMENT OF TRUST MANAGER                                                   26
         10.1     Appointment                                                           26
         10.2     Powers of Management                                                  26
         10.3     Trust Manager to Enforce Against Master Servicer                      26
         10.4     Trust Manager Not Liable for Master Servicer                          26
         10.5     Effect of Compliance as Master Servicer                               26
         10.6     Enforcement of Duties of Master Servicer                              26

11.      INVESTMENT OF THE FUND                                                         27
         11.1     Authorised Investments                                                27
         11.2     Trust Manager to Make Proposals                                       27
         11.3     Trustee to Comply with Proposals                                      27
         11.4     Authorised Investments for Rated Funds                                28
         11.5     Limitation on Maturity of Investments                                 28
         11.6     Rights Attaching to Assets                                            28
         11.7     Trustee's Dealing with Assets                                         28
         11.8     Interest Hedges and Enhancements                                      28
         11.9     Hedges and Enhancements for Rated Funds                               29
         11.10    Limitation of Trustee's Personal Liability                            29
         11.11    Moneys Payable to Trustee                                             29
         11.12    Segregation of Assets of a Fund                                       29

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
         11.13    Assets of Funds                                                       29
         11.14    Liabilities of a Fund                                                 29
         11.15    Origination and Management of Mortgages                               29
         11.16    Trust Manager will act as Master Servicer                             30
         11.17    Trust Manager's Power to Delegate                                     30
         11.18    Trust Manager                                                         30
         11.19    Professional Advisers                                                 31

12.      ADDITIONAL OBLIGATIONS OF TRUST MANAGER                                        31
         12.1     General                                                               31
         12.2     Additional Obligations                                                31
         12.3     Trust Manager Cannot Bind Trustee Unless Authorised                   32
         12.4     Threshold Rate Obligation                                             32

13.      RETIREMENT OF TRUST MANAGER                                                    32
         13.1     Removal                                                               32
         13.2     Voluntary Retirement                                                  33
         13.3     No Resignation by Trust Manager Unless Successor Appointed            33
         13.4     Trustee Appoints Replacement Trust Manager                            33
         13.5     Terms of Appointment of Incoming Manager                              33
         13.6     Effect of Termination of Outgoing Manager                             33
         13.7     Delivery of Documents                                                 33
         13.8     Notice to Security Trustee of Incoming Manager                        34

14.      TRUSTEE'S POWERS                                                               34
         14.1     General Power                                                         34
         14.2     Specific Powers                                                       34
         14.3     Delegation to Related Bodies Corporate                                35
         14.4     Trustee's Power to Delegate; Appoint Attorneys and Agents             35
         14.5     Trustee Liable for Delegates                                          36
         14.6     Delegable and Non-Delegable Duties of Trustee                         36
         14.7     Trustee Not Liable for Third Parties                                  36

15.      TRUSTEE'S COVENANTS                                                            36
         15.1     General                                                               36
         15.2     To Act Continuously as Trustee                                        36
         15.3     To Act Honestly, Diligently and Prudently                             36
         15.4     No Dispositions of Assets                                             37
         15.5     Forward Notices etc. to Trust Manager                                 37
         15.6     Trustee will implement Trust Manager's Directions                     37
         15.7     Custodian                                                             37
         15.8     Perform Transaction Documents                                         37

16.      TRUSTEE'S FEES AND EXPENSES                                                    37
         16.1     Trustee's Fee                                                         37
         16.2     Manager's Fee                                                         37

17.      RETIREMENT OF TRUSTEE                                                          38
         17.1     Mandatory Retirement                                                  38
         17.2     Trust Manager may Remove Trustee                                      38

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
         17.3     Trust Manager Appoints Replacement                                    38
         17.4     Voluntary Retirement                                                  38
         17.5     Funds to be Vested in New Trustee                                     38
         17.6     Release of Outgoing Trustee                                           39
         17.7     Incoming Trustee to Execute Deed                                      39
         17.8     Trust Manager and Outgoing Trustee to Settle Amounts Payable          39
         17.9     Outgoing Trustee to Retain Lien                                       39
         17.10    Delivery of Documents                                                 39
         17.11    Notice to Security Trustee of Incoming Trustee                        40

18.      TRUST ACCOUNTS                                                                 40
         18.1     Opening of Trust Accounts                                             40
         18.2     Location of Trust Accounts                                            40
         18.3     Authorised Signatories                                                40
         18.4     Bank Statements and Account Information                               40
         18.5     Deposits                                                              41
         18.6     Withdrawals                                                           41
         18.7     Central Clearing Account                                              41

19.      AUDITORS                                                                       41
         19.1     Appointment of Auditor                                                41
         19.2     Removal and Retirement of Auditor                                     41
         19.3     Appointment of Replacement Auditor                                    42
         19.4     Auditor may have other Offices                                        42

20.      RECORDS AND FINANCIAL STATEMENTS                                               42

21.      PAYMENTS FROM FUNDS AND TERMINATION                                            42
         21.1     Payments by Trustee                                                   42
         21.2     Income of the Fund                                                    42
         21.3     Income Entitlement                                                    43
         21.4     Distribution of excess Tax Income                                     43
         21.5     Payments to Beneficiaries                                             43
         21.6     Application of Fund income                                            43
         21.7     Application of Residual Income Beneficiaries' Entitlements            44
         21.8     Trust Manager to ensure compliance by Trustee                         44
         21.9     Distribution on Vesting Date                                          44

22.      THE REGISTER                                                                   45
         22.1     Details to be kept on the Register                                    45
         22.2     Place of Keeping Register, Copies and Access                          45
         22.3     Branch Registers                                                      46
         22.4     Details on Register Conclusive                                        46
         22.5     Closing of Register                                                   46
         22.6     Alteration of Details on Register                                     47
         22.7     Rectification of Register                                             47
         22.8     Trustee May Appoint Registrar                                         47

23.      MEETINGS OF BONDHOLDERS                                                        48
         23.1     Governing Provisions                                                  48

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
         23.2     Security Trust Deed prevails                                          48

24.      PAYMENTS GENERALLY                                                             48
         24.1     Cheque Details                                                        48
         24.2     Payments Good Discharge                                               48
         24.3     Valid Receipts                                                        48

25.      TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY        49
         25.1     Powers Additional                                                     49
         25.2     Reliance on Certificates                                              49
         25.3     No Liability                                                          49
         25.4     Notices from Trustee and Trust Manager                                49
         25.5     Compliance with Laws                                                  49
         25.6     Reliance on Experts                                                   50
         25.7     Powers, Authorities and Discretions                                   50
         25.8     Legal and Other Proceedings                                           50
         25.9     Liability of Trustee under Transaction Documents                      50
         25.10    Trustee's indemnity not be impaired                                   51
         25.11    Trust Manager's Right of Indemnity                                    52
         25.12    Conflicts                                                             52
         25.13    Consumer Credit Code                                                  52

26.      NOTICES                                                                        53
         26.1     Notices Generally                                                     53
         26.2     Notices to Bondholders                                                54
         26.3     Notices to Designated Rating Agencies                                 54

27.      AMENDMENT                                                                      55
         27.1     Amendment by Trustee                                                  55
         27.2     Certain Provisions Not to be Varied                                   55
         27.3     Copy of Amendments to Bondholders                                     55
         27.4     Copy of Amendments in Advance to Designated Rating Agencies           56

28.      MISCELLANEOUS                                                                  56
         28.1     Data Base Confidential                                                56
         28.2     Waivers, Remedies Cumulative                                          56
         28.3     Governing Law                                                         56
         28.4     Jurisdiction                                                          56
         28.5     Severability of Provisions                                            57
         28.6     Counterparts                                                          57
         28.7     Inspection of this Deed                                               57
         28.8     Non-Business Days                                                     57

SCHEDULE 1                                                                              58
         Form of Fund Creation Notice                                                   58

SCHEDULE 2                                                                              59
         Form of Issue Notice                                                           59

SCHEDULE 3                                                                              61
         Form of Portfolio Compliance Certificate                                       61

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
SCHEDULE 4                                                                              63
         Form of Bond Application                                                       63

SCHEDULE 5                                                                              65
         Form of Registration Confirmation                                              65

SCHEDULE 6                                                                              67
         Form of Transfer and Acceptance                                                67

SCHEDULE 7                                                                              70
         Procedures for Bondholder's Meeting                                            70

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Amended and Restated Master Trust Deed

DATE                                                                2003

PARTIES

    1. PERMANENT CUSTODIANS LIMITED (ACN 001 426 384) of 35 Clarence Street, Sydney, NSW 2000 (PCL); and

    2. AUSTRALIAN MORTGAGE SECURITIES LIMITED (ACN 003 072 446) of Level 6, 12 Castlereagh Street, Sydney, NSW 2000 (AMS).

RECITALS

    A This Deed is made for the purposes of establishing Warehouse Funds and Issuing Funds to be known collectively as the ARMS II FUNDS.

    B PCL has agreed to act as trustee, and the Trust Manager has agreed to act as manager of the Warehouse Funds and the Issuing Funds, upon and subject to the terms of this Deed.

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Deed and the recitals to it:

         AMORTISATION DATE means, in relation to a Bond, each date upon which all or part of the principal amount of that Bond is payable in accordance with the corresponding Bond Terms.

         AMORTISATION AMOUNT means, in relation to a Bond and an Amortisation Date, the principal amount payable in respect of that Bond on that Amortisation Date, determined in accordance with the corresponding Bond Terms.

         ANCILLARY DOCUMENTS means, in relation to a Mortgage, all documents evidencing, entered into by or delivered to the Trustee in connection with:

         (a)      the Loan secured by that Mortgage; and

         (b)      the Collateral Securities for that Mortgage.

         APPROVED ACCOUNTING STANDARDS means:

         (a) accounting standards from time to time approved under the Corporations Act;

         (b) the requirements of the Corporations Act in relation to the preparation and content of accounts; and

         (c) generally accepted accounting principles and practices in Australia consistently applied, except where inconsistent with the standards or requirements referred to in paragraphs (a) or
                  (b).

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         ASSETS means, in relation to a Fund, all property and assets (real and personal (including choses in action and other rights), tangible and intangible, present or future) comprised in, and held by Trustee as trustee of that Fund.

         ASSOCIATE in relation to a person means a person that is taken to be an associate of the firstmentioned person by virtue of Division 2 of Part
         1.2 of the Corporations Act.

         AUDITOR means, in relation to a Fund, the auditor of that Fund appointed from time to time pursuant to clause 19.

         AUSTRACLEAR means Austraclear Limited.

         AUSTRACLEAR REGULATIONS means the regulations published by Austraclear.

         AUSTRACLEAR SYSTEM means the SYSTEM as defined in the Austraclear Regulations.

         AUSTRALIAN JURISDICTION means a State or Territory of the Commonwealth and the Commonwealth of Australia.

         AUTHORISED INVESTMENTS means investments which at their date of acquisition are:

         (a)      Loans secured by Mortgages over Land;

         (b)      cash;

         (c) bonds, debentures, stock or treasury bills of the Commonwealth of Australia or the Government of any State or Territory of the Commonwealth;

         (d) debentures or stock of any public statutory body constituted under the law of the Commonwealth of Australia or of any State of the Commonwealth where the repayment of the principal secured and the interest payable thereon is guaranteed by the Commonwealth or the State;

         (e) notes or other securities of the Commonwealth of Australia or the Government of any State or Territory of the Commonwealth;

         (f) deposits with, or the acquisition of certificates of deposit (whether negotiable, convertible or otherwise), issued by, a Bank;

         (g) bills of exchange which at the time of acquisition have a remaining term to maturity of not more than 200 days, accepted or endorsed by a Bank; and

         (h)      commercial paper.

         (In paragraphs (b)-(g) inclusive of this definition, expressions shall be construed and, if necessary read down, so that the Bonds in relation to any Fund constitute "mortgage-backed securities" for the purposes of the Duties Act, 1997 of New South Wales, the Duties Act, 2000 of Victoria, the Duties Act, 2001 of Queensland and the Duties Act 2001 of Tasmania).

         AUTHORISED SIGNATORY means, in relation to any corporation, any person from time to time whose name, title or position and specimen signature are set out in a certificate signed by two directors or one director and one secretary of the corporation confirming that person's appointment as an Authorised Signatory for the purposes of this Deed and/or any Transaction Document to which that corporation is a party.

         BANK means a corporation authorised under Part 2 of the Banking Act, 1959 to carry on banking business, including the general business of banking, in Australia or a corporation formed or

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         incorporated under an Act of the Parliament of an Australian
         Jurisdiction to carry on the general business of banking.

         BENEFICIARY means, in relation to a Fund, each Residual Capital Beneficiary and each Residual Income Beneficiary of that Fund.

         BENEFICIARY REGISTER has, in relation to a Fund, the meaning given in clause 3.6(a).

         BOND means, in relation to a Fund, a debt security issued or to be issued by the Trustee as trustee of that Fund in accordance with clause 5.

         BOND APPLICATION means an application for Bonds in the form of Schedule 4 or such other form as may from time to time be agreed between the Trustee and the Trust Manager.

         BONDHOLDER means, in relation to a Bond and at any time, the person inscribed in the Register as the holder of that Bond at that time.

         BOND TERMS means, in relation to a Bond, all of the terms and conditions applicable to that Bond, as set out in this Deed, the relevant Supplementary Bond Terms and the relevant Security Trust Deed (if any).

         BUSINESS DAY means a day, other than a Saturday, Sunday or public holiday on which Banks are open for business in Sydney and Melbourne.

         COLLATERAL SECURITY means, in relation to a Mortgage and a Loan secured by that Mortgage, any other guarantee, indemnity or Security Interest executed in favour of or held by the Trustee as security for the obligations secured by that Mortgage or the obligations of any person who has given any such guarantee, indemnity or Security Interest.

         CONSUMER CREDIT CODE means the Consumer Credit Code incorporated in the Consumer Credit (Queensland) Act 1994, as it is in force as co-operative or consistent legislation in each Australian State or Territory.

         CONSUMER CREDIT REGULATIONS means the regulations made under the Consumer Credit (Queensland) Act 1994 which apply to the Consumer Credit Code.

         CORPORATIONS ACT means the Corporations Act 2001 (Commonwealth).

         CREDITOR means, in relation to a Fund, a creditor of the Trustee in respect of a debt or obligation incurred by the Trustee while acting in its capacity as trustee of the Fund.

         DATA BASE means all information, data and records collected, held or stored in any way or in any medium by or for the Trustee or the Trust Manager relating to the Funds, their Assets and their management.

         DESIGNATED FUND means each of the following Funds:

         (a)      AA Settlement Warehouse Fund No.1;

         (b)      AMS Warehouse Fund;

         (c)      CBA Warehouse Fund;

         (d)      ARMS II Fund II;

         (e)      ARMS II Fund III;

         (f)      ARMS II Fund VI;

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         (g)      ARMS II Fund VIII;

         (h)      ARMS II Fund IX:

         (i)      ARMS II Fund X; and

         (j)      ARMS II Fund XI.

         DESIGNATED RATING means, in relation to a person or an obligation, and a Rated Fund, each credit rating as specified or approved by each Designated Rating Agency for that Fund or for the obligations of the Trustee as trustee of that Fund.

         DESIGNATED RATING AGENCY means, in relation to a Fund or Bonds, each Rating Agency which has been requested by the Trust Manager to rate the debt obligations of that Fund or those Bonds.

         DOLLAR or $ means the lawful currency for the time being of the Commonwealth of Australia.

         ENHANCEMENTS means a Mortgage Insurance Policy, a Stand-by Facility, a Guaranteed Investment Contract and any other security, support, rights or benefits in favour of the Trustee in support of or substitution for payments due under or in respect of an Authorised Investment, or payable by the Trustee under or in respect of the Bonds.

         EVENT OF INSOLVENCY means, in relation to a body corporate, any of the following events:

         (a)      an order is made that the body corporate be wound up;

         (b) a liquidator, provisional liquidator, controller (as defined in the Corporations Act) or administrator is appointed in respect of the body corporate or a substantial portion of its assets whether or not under an order;

         (c) the body corporate enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors;

         (d) the body corporate resolves to wind itself up, or otherwise dissolve itself, or gives notice of its intention to do so, or is otherwise wound up or dissolved;

         (e)      the body corporate is or states that it is insolvent;

         (f) as a result of the operation of section 459F(1) of the Corporations Act, the body corporate is taken to have failed to comply with a statutory demand;

         (g) the body corporate takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation; or

         (h) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction,

         and in relation to a Fund means any of the above events occurring in relation to that Fund, as if that Fund were a person having independent legal capacity but not the Trustee in its capacity as trustee of any other Fund or trust.

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         EXPENSES means, in relation to a Fund, all costs, charges, fees and expenses properly incurred by the Trustee or the Trust Manager in exercising its rights or performing its obligations with respect to that Fund under this Deed, to the extent to which they relate to that Fund or are properly payable from that Fund, including:

         (a) any amounts payable or incurred by the Trustee or the Trust Manager under any Transaction Document;

         (b) any costs, fees and expenses payable to the Trustee or the Trust Manager or any person or engaged by the Trustee or the Trust Manager pursuant to this Deed; and

         (c) all legal costs and disbursements incurred by the Trust Manager or the Trustee in connection with:

                  (i)      settling and executing any Transaction Document;

                  (ii) any subsequent consent, approval, waiver or amendment under, of or to any Transaction Document; or

                  (iii) evaluating any matter of concern to the Trust Manager or the Trustee in relation to a Transaction Document or a Fund.

         Expenses do not include general overhead costs and expenses of the Trustee or the Trust Manager (for example, rent and amounts payable to employees in connection with their employment) incurred directly or indirectly in connection with the business of the Trustee or the Trust Manager.

         EXTRAORDINARY RESOLUTION means:

         (a) a resolution passed by a majority consisting of not less than 75% of the votes cast in respect of that resolution, at a meeting of Bondholders duly convened and held in accordance with Schedule 7; or

         (b) a written resolution signed by all Bondholders passed in accordance with Schedule 7.

         FACE VALUE means:

         (a) in relation to a Bond, and at any time, the principal amount outstanding in respect of that Bond at that time; and

         (b) in relation to a Mortgage, and at any time, the principal amount of the Loan secured by that Mortgage outstanding at that time;

         (c) in relation to an Authorised Investment and at any time the face value of that Authorised Investment or the principal amount payable in respect of that Authorised Investment at that time.

         FINANCIAL STATEMENTS means, in relation to a Fund, and a date or period, a profit and loss account for that period, a balance sheet as at that date, and all notes and other explanations of or relating to the same.

         FINANCIAL YEAR means, in relation to a Fund, each period from 1 July in one calendar year until 30 June in the next calendar year, provided that:

         (a) the first Financial Year for a Fund commences on the date upon which it is constituted in accordance with this Deed, and ends on the next 30 June; and

         (b) the final Financial Year for a Fund ends on the Vesting Date for that Fund.

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         FITCH RATINGS means Fitch Australia Pty Limited.

         FUND CREATION NOTICE means a notice given by the Trust Manager to the Trustee under clause 3.2.

         FUNDING PERIOD means, in relation to a Warehouse Fund, the period for which the beneficiary of that Fund has agreed pursuant to the relevant Warehouse Funding Agreement to provide funding to the Trustee as trustee of that Fund, to finance the investment by the Trustee in Authorised Investments.

         FUNDS means the Warehouse Funds and the Issuing Funds (each a FUND).

         GOVERNMENT BODY means:

         (a) any person, government or the body exercising an executive, legislative, judicial or other government function of any Australian Jurisdiction; and

         (b) any person deriving a right directly or indirectly from any other Government Body.

         GUARANTEED INVESTMENT CONTRACT means a guaranteed investment contract of a type approved by the Chief Commissioner of Stamp Duties in New South Wales pursuant to paragraph (g) of the definition of PRESCRIBED PROPERTY in the dictionary to the Duties Act, 1997 of New South Wales.

         INCOME DISTRIBUTION DATE means, in relation to a Fund, each date upon which income of that Fund is to be distributed to a Beneficiary of that Fund, as specified in the Fund Creation Notice relating to that Fund or in any Transaction Document in relation to that Fund. If there is any inconsistency between the Fund Creation Notice and any Transaction Document as to the Income Distribution Dates for a Fund, the Transaction Document prevails.

         INCOME PERCENTAGE means, in relation to a Residual Income Beneficiary of a Fund at any time, the subscription price paid by that Residual Income Beneficiary for all Residual Income Units held by that Residual Income Beneficiary at that time divided by the aggregate of the subscription prices for all Residual Income Units subscribed for in that Fund at that time (expressed as a percentage).

         INCOMING MANAGER has the meaning given in clause 13.4.

         INCOMING TRUSTEE has the meaning given in clause 17.5.

         INITIAL AMOUNT means, in relation to a Fund, the initial amount settled or to be settled on the Trustee to constitute that Fund, as specified in the relevant Fund Creation Notice.

         INTEREST ENTITLEMENT means, in relation to a Bond and an Interest Payment Date, the amount of interest accrued in respect of that Bond and due for payment on that Interest Payment Date, determined in accordance with the relevant Bond Terms.

         INTEREST HEDGE means any futures contract, option agreement, hedge, swap, cap, forward rate agreement or other arrangement in relation to interest rates entered into by the Trustee.

         INTEREST PAYMENT DATE means, in relation to a Bond, each date for the payment of interest under the Bond, determined in accordance with the relevant Bond Terms.

         ISSUE means each issue of Bonds by the Trustee under this Deed.

         ISSUE DATE means, in relation to a Bond, the date on which that Bond is issued or proposed to be issued, as the context requires.

         ISSUE NOTICE means a notice given by the Trust Manager to the Trustee under clause 5.1, as amended in accordance with clause 6.4.

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         ISSUE PROCEEDS means, in relation to an Issue, the amount received by the Trustee from the initial Bondholders of the relevant Bonds in payment of the Subscription Amount for those Bonds.

         ISSUING FUND means each trust fund from time to time created under this Deed following the giving by the Trust Manager of a Fund Creation Notice which specifies that the trust fund to be created is to be an Issuing Fund.

         LAND means:

         (a) any estate or interest whether at law or in equity in freehold or leasehold land, including all improvements on such land; and

         (b) any parcel and any lot, common property and land comprising a parcel within the meaning of the Strata Titles Act, 1973 (New South Wales) or the Community Land Development Act, 1989 (New South Wales) or any equivalent legislation in any other Australian Jurisdiction.

         LOAN means a loan or other form of financial accommodation made available by the Trustee as trustee of a Fund, or any other indebtedness owed to the Trustee as trustee of a Fund.

         MANAGER'S DEFAULT means, in relation to a Fund:

         (a) the Trust Manager breaches any of its obligations under this Deed or any other Transaction Document in relation to the Fund; and

         (b) if the breach is capable of remedy, the Trust Manager does not remedy the breach within 30 days after notice from the Trustee or the Security Trustee (if any) requiring it to be remedied.

         MANAGER'S FEE means, in relation to a Fund, the fee payable to the Trust Manager in accordance with clause 16.2.

         MARKED T&A means a Transfer and Acceptance Form marked by the Registrar in accordance with clause 7.10.

         MASTER ORIGINATION AND SERVICING AGREEMENT means the agreement so entitled dated 7 March 1995 made between the Trustee and AMS, or any other document between the Trustee, the Trust Manager and any other person relating to the origination, management and servicing of Mortgages by that person (as the case requires).

         MASTER SERVICER means initially AMS, and subsequently the person from time to time appointed by the Trust Manager to perform the role of the Master Servicer under this Deed and the Master Origination and Servicing Agreement.

         MATURITY DATE means, in relation to a Bond, the date upon which the Face Value of that Bond is due to be reduced to zero, and the Bond is due to be redeemed in full.

         MOODY'S means Moody's Investors Service Inc of 99 Church Street, New York or Moody's Investors Service Pty. Limited of 55 Hunter Street, Sydney.

         MORTGAGE means a registered (or pending registration, registrable) mortgage over Land situated in any Australian Jurisdiction, which secures the repayment of a Loan and any other moneys payable on or in respect of that Loan.

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         MORTGAGE INSURANCE POLICY means a policy of insurance under which, amongst other things, an insurer insures payment to the mortgagee of amounts payable under or in respect of, or secured by, a Mortgage.

         MORTGAGOR means the mortgagor under a Mortgage.

         NOTICE means a notice, certificate, request, demand or other communication to be given, served or made under or pursuant to this Deed.

         OUTGOING MANAGER has the meaning given in clause 13.4.

         OUTGOING TRUSTEE has the meaning given in clause 17.5.

         PENALTY PAYMENT means:

         (a) the amount of any criminal or civil penalty which the Trustee is ordered to pay under the Consumer Credit Code;

         (b) any other money ordered to be paid by the Trustee, or legal costs or other expenses payable or incurred by the Trustee related to such an order;

         (c) any amount which the Trustee agrees to pay to a debtor or other person in settlement of an application for an order under the Consumer Credit Code; and

         (d) any legal costs or other costs or expenses payable or incurred by the Trustee related to that application,

         in each case in relation to a Regulated Loan or a Regulated Mortgage.

         PORTFOLIO means:

         (a) in relation to an Issue, the Mortgages specified by the Trust Manager in or details of which are attached to the relevant Issue Notice; and

         (b) in relation to a Fund, the Mortgages from time to time comprised in the Assets of that Fund.

         PORTFOLIO COMPLIANCE CERTIFICATE means a certificate in the form set out in Schedule 3, or such other form as the Trustee and the Trust Manager may from time to time agree.

         RATED FUND means a Fund in respect of which there is a Designated Rating Agency.

         RATING AGENCY means Moody's, S&P, Fitch Ratings or any other recognised rating agency designated from time to time in writing by the Trust Manager to the Trustee.

         REGISTER means the register maintained by or on behalf of the Trustee pursuant to clause 22.

         REGISTERED COMPANY AUDITOR has the same meaning as in the Corporations Act.

         REGISTRAR means, in relation to an Issuing Fund, the Trustee, or the person (if any) from time to time appointed by the Trustee in relation to that Fund under clause 22.8.

         REGISTRATION CONFIRMATION means a confirmation as to the registration of a person as the holder of a Bond in the form set out in Schedule 5 or in such other form as may from time to time be agreed between the Trustee and the Trust Manager.

         REGULATED LOAN means a Loan comprised in the Assets of any Fund which is regulated by the Consumer Credit Code.

         REGULATED MORTGAGE means a Mortgage comprised in the Assets of any Fund which is regulated by the Consumer Credit Code.

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         RELATED BODY CORPORATE has the same meaning as in section 9 of the
         Corporations Act.

         REPRESENTATIVE means:

         (a) in the case of any Bondholder, a person appointed as a proxy for that Bondholder pursuant to Schedule 7, paragraph 8.1; or

         (b) in the case of a Bondholder which is a body corporate, a person appointed by that Bondholder pursuant to Schedule 7, paragraph 8.3.

         RESIDUAL CAPITAL BENEFICIARY means, in relation to a Fund, each holder of a Residual Capital Unit in that Fund from time to time.

         RESIDUAL CAPITAL UNIT means, in relation to a Fund, each unit in that Fund designated as such.

         RESIDUAL INCOME BENEFICIARY means, in relation to a Fund, each holder of a Residual Income Unit in that Fund from time to time.

         RESIDUAL INCOME UNIT means, in relation to a Fund, each unit in that Fund designated as such.

         S&P means Standard & Poor's (Australia) Pty. Limited, trading as "Standard & Poor's Ratings Group".

         SECURITY INTEREST means any mortgage, pledge, lien, charge, encumbrance, hypothecation, title retention, preferential right, trust arrangement, right of set-off, flawed asset, contingent debt arrangement and any other security arrangement or agreement.

         SECURITY TRUST DEED means, in relation to a Fund, a deed between the Trustee as trustee of that Fund, the Trust Manager and a person acting as security trustee under which the Trustee charges in favour of that Security Trustee all or some of the Assets of the Fund to secure the payment of moneys owing to some or all of the Creditors of that Fund.

         SECURITY TRUSTEE means, in relation to a Security Trust Deed, initially the person in whose favour that Security Trust Deed is executed, and subsequently any successor security trustee appointed under that Security Trust Deed.

         SERIES means, in relation to Bonds, Bonds whose terms and conditions are the same in all respects.

         STAND-BY FACILITY means an agreement entered into by the Trustee as trustee of a Fund pursuant to which a third party agrees to finance the payment by the Trustee of amounts payable in respect of Bonds issued in respect of that Fund to cover a short-fall in the Fund due to default in the payment of amounts payable under or in respect of Mortgages comprised in that Fund.

         SUBSCRIPTION AMOUNT means, in relation to a Bond, the total amount payable upon issue of that Bond.

         SUPPLEMENTARY BOND TERMS means, in relation to a Bond, the supplementary terms and conditions upon which that Bond is issued, as attached to the relevant Issue Notice, and subsequently inscribed in the Register pursuant to clause 22.1.

         TAXATION ACT means the Income Tax Assessment Act, 1936 (Commonwealth) and the Income Tax Assessment Act, 1997 (Commonwealth).

         TAX includes all income tax, goods and services tax, withholding tax, stamp, financial institutions, registration and other duties, bank accounts debits tax and other taxes, levies, imposts, deductions and charges whatsoever (including in respect of any duty imposed on receipts or liabilities of

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         financial institutions any amounts paid in respect thereof to another financial institution) together with interests on them and penalties with respect of them (if any) and charges, fees or other amounts made on or in respect of them.

         THRESHOLD RATE OBLIGATION means any obligation of the Trust Manager under any Transaction Document relating to any Fund to exercise its powers under this Deed and the Master Origination and Servicing Agreement to change the rate of interest payable on or in respect of Loans secured by Mortgages to a minimum rate required to ensure that, subject to any assumptions and having regard to any relevant matters specified in that Transaction Document, the Trustee will have available to it sufficient funds to enable it to comply with all of its obligations under the Transaction Documents for that Fund as they fall due.

         TRANSACTION DOCUMENTS means:

         (a)      this Deed;

         (b)      each Master Origination and Servicing Agreement;

         (c)      each Ancillary Document;

         (d)      each Security Trust Deed;

         (e)      each Interest Hedge;

         (f)      all Bonds and the Supplementary Bond Terms relating to them;

         (g)      each Warehouse Funding Agreement;

         (h)      each Enhancement; and

         (i) each other document which is expressed to be, or which is agreed by the Trust Manager and Trustee to be, a Transaction Document for the purposes of this Deed,

         and in relation to a Fund means all of the foregoing to the extent that they relate to that Fund.

         TRANSFER AND ACCEPTANCE FORM means a form of transfer and acceptance of Bonds in the form of Schedule 6, or such other form as may from time to time be agreed between the Trustee and the Trust Manager.

         TRUST ACCOUNT means, in relation to a Fund, the bank account for that Fund opened and maintained by the Trustee in accordance with clause 18.

         TRUST MANAGER means initially AMS and subsequently the person from time to time appointed to perform the role of the Trust Manager under this Deed.

         TRUSTEE means initially PCL, and subsequently any person appointed as the trustee of the Funds in accordance with this Deed.

         TRUSTEE'S DEFAULT in relation to a Fund means:

         (a) the Trustee breaches any obligation or duty imposed on the Trustee under this Deed, or any other Transaction Document, in relation to the Fund; and

         (b) if the breach is capable of remedy, the Trustee does not remedy the breach within 30 days after notice from the Trust Manager requiring it to be remedied.

         TRUSTEE'S FEE means, in relation to a Fund, fees payable to the Trustee for that Fund in accordance with clause 16.1.

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         TRUSTEE'S INDEMNITY means, in relation to a Fund:

         (a) the Trustee's right of indemnity from the Assets of that Fund in respect of liabilities incurred by the Trustee acting in its capacity as trustee of that Fund; and

         (b) all equitable liens and other Security Interests which the Trustee has over the Assets of that Fund.

         VESTING DATE means, in relation to a Fund, the earlier of:

         (a)      the date that is eighty years after 7 March 1995;

         (b)      the date upon which the Fund terminates by operation of law;

         (c)      if Bonds have been issued by the Trustee as trustee of the
                  Fund:

                  (i) the date immediately following the date upon which the Trustee pays in full all moneys which are or may become due (actually or contingently) in respect of those Bonds; or

                  (ii) the date appointed by the Bondholders in relation to the Fund as the Vesting Date, in accordance with this Deed;

         (d) if Bonds have not been issued by the Trustee as trustee of the Fund, the date appointed by the Trust Manager as the Vesting Date in accordance with this Deed; or

         (e) in the case of a Warehouse Fund, the date nominated by the Residual Income Beneficiaries of that Fund pursuant to clause 9.2.

         WAREHOUSE BENEFICIARY means, in relation to a Warehouse Fund, each Beneficiary of that Warehouse Fund.

         WAREHOUSE FUND means each trust fund from time to time created under this Deed following the giving by the Trust Manager to the Trustee of a Fund Creation Notice which specifies that the trust fund to be created is to be a Warehouse Fund.

         WAREHOUSE FUNDING AGREEMENT means any agreement or arrangement pursuant to which a Warehouse Beneficiary provides funding to the Trustee as trustee of the relevant Warehouse Fund to settle and/or purchase Mortgages.

         WAREHOUSE TRIGGER EVENT means, in relation to a Warehouse Fund:

         (a) a Trustee's Default occurs in relation to that Warehouse Fund and continues unremedied;

         (b) a Manager's Default occurs in relation to that Warehouse Fund and continues unremedied;

         (c) the Funding Period for that Warehouse Fund expires, and the Trustee has not, within 5 Business Days of such expiry, given to the relevant Warehouse Beneficiary a notice under clause
                  9.1 in respect of all of the Assets comprised in that Warehouse Fund; or

         (d) any other event occurs which is defined to be a Warehouse Trigger Event for that Fund in any Warehouse Funding Agreement relating to that Fund.

1.2      INTERPRETATION

         In this Deed unless the context indicates a contrary intention:

         (a) PERSON includes an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

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         (b)      references to a party include that party's executors,
                  administrators, successors, substitutes and assigns, including any person taking by way of novation;

         (c) references to any legislation or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

         (d) CORPORATION means any body corporate wherever formed or incorporated, including any public authority or any instrumentality of the Crown;

         (e) the expression CERTIFIED by a corporation or person means certified in writing by an Authorised Signatory of the corporation or by that person respectively and CERTIFY and like expressions shall be construed accordingly;

         (f) words importing the singular shall include the plural (and vice versa) and words denoting a given gender shall include all other genders;

         (g) headings are for convenience only and shall not affect the interpretation of this Deed;

         (h) references to a clause or a Schedule are to a clause or a Schedule of this Deed;

         (i) where any word or phrase is given a defined meaning, any other part of speech or other grammatical form of that word or phrase has a corresponding meaning;

         (j) where the day on or by which any sum is payable under this Deed or any act, matter or thing is to be done is not a Business Day such sum shall be paid and such act, matter or thing shall be done on the next succeeding Business Day;

         (k) all accounting terms shall be interpreted in accordance with the Approved Accounting Standards;

         (l)      month means calendar month;

         (m) a reference to any document or agreement is to such document as amended, varied, supplemented or novated from time to time; and

         (n) a reference to an ENTITLEMENT of a Beneficiary of a Fund means the entitlement of that Beneficiary as set out in this Deed, the relevant Fund Creation Notice and any Transaction Document relating to that Fund.

2.       THE ARMS II FUNDS

2.1      APPOINTMENT OF TRUSTEE

         The Trustee agrees to act as trustee of each Fund upon and subject to the terms and conditions of this Deed.

2.2      SEPARATE AND DISTINCT FUNDS

         Each Fund shall be a separate and distinct trust fund.

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3.       THE FUNDS

3.1      BENEFICIAL INTEREST IN FUNDS

         The Trustee must hold each Fund, and each Asset comprised in that Fund from time to time, on trust for the Beneficiaries of that Fund upon and subject to the terms and conditions of this Deed.

3.2      FUND CREATION NOTICE

         The Trust Manager may at any time give to the Trustee a notice in, or substantially in, the form of Schedule 1 or in such other form as the Trust Manager and the Trustee may from time to time agree, duly completed and executed by an Authorised Signatory of the Trust Manager, and specifying:

         (a) whether the Fund to be created is a Warehouse Fund or an Issuing Fund;

         (b)      the Initial Amount for that Fund;

         (c) the initial Beneficiaries of that Fund and their respective entitlements as Beneficiaries of that Fund;

         (d)      the name of that Fund;

         (e)      the Income Distribution Dates for that Fund; and

         (f) in the case of a Rated Fund, the Designated Rating Agency and the Designated Rating for that Rated Fund.

3.3      CREATION OF ADDITIONAL FUNDS

         If the Trust Manager has given to the Trustee a Fund Creation Notice, then unless the Trustee rejects that Fund Creation Notice by written notice to the Trust Manager within one Business Day of it being given, the Fund referred to in that notice shall be constituted immediately upon the Trust Manager settling or procuring the settlement upon the Trustee of the Initial Amount.

3.4      NAME OF FUNDS

         (a) Each Fund shall be known by the name specified in the relevant Fund Creation Notice, unless the Trustee reasonably objects to the use of that name, in which case that Fund will be called by such other name as the Trustee and the Trust Manager may agree.

         (b) The Trustee and the Trust Manager may from time to time agree in writing to change the name of a Fund.

3.5      DURATION OF FUNDS

         Each Fund shall continue until, and shall terminate on, the Vesting Date for that Fund.

3.6      BENEFICIARY REGISTER

         (a) The interests of any person as a Beneficiary of a Fund will be evidenced by registration in the register in relation to that Fund maintained under this clause 3.6 (the BENEFICIARY REGISTER).

         (b) The Trustee must keep the Beneficiary Register in relation to each Fund at its registered office in a form that it considers appropriate and must enter on the Beneficiary Register in relation to each Fund the following particulars.

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                  (i)      The name and address of the holder of each unit in
                           the Fund.

                  (ii) The date on which the name of the holder of each unit in the Fund is entered in the Beneficiary Register in relation to that Fund.

                  (iii) The date on which the holder of a unit in the Fund ceases to be registered as the holder of that unit.

                  (iv) The subscription moneys initially paid for each unit in the Fund, and the aggregate subscription moneys of all units in the Fund from time to time.

                  (v) Any other details which the Trustee considers necessary or desirable.

         (c) Each Beneficiary of a Fund shall promptly notify the Trustee of any change of its name or address and the Trustee must alter the Beneficiary Register in relation to that Fund accordingly.

3A.      BENEFICIARIES OF DESIGNATED FUNDS

3A.1     ACKNOWLEDGEMENT

         The parties acknowledge that:

         (a) the interest of AMS as sole beneficiary of each Designated Fund is represented by:

                  (i)      a single income unit (the RESIDUAL INCOME UNIT); and

                  (ii)     a single capital unit (the RESIDUAL CAPITAL UNIT);
                           and

         (b)      no other units in any Designated Fund may be issued.

3A.2     RESIDUAL CAPITAL UNIT

         (a) The Residual Capital Beneficiary of each Designated Fund has no right to receive distributions in respect of that Designated Fund other than the right to receive the amount of A$10 on the termination of that Designated Fund. The Residual Capital Unit for each Designated Fund may not be redeemed at any other time or in any other way.

         (b) The Residual Capital Unit for each Designated Fund is not transferable except:

                  (i) by AMS to another person who is not related to the Residual Income Beneficiary (the TRANSFEREE) on terms that the Transferee may not transfer the Residual Capital Unit to any person other than AMS; or

                  (ii)     to AMS.

3A.3     RESIDUAL INCOME UNIT

         (a) The beneficial interest held by the Residual Income Beneficiary of each Designated Fund is limited to that Designated Fund and each Asset of that Designated Fund (other than any Asset of that Designated Fund held on trust for the Residual Capital Beneficiary of that Designated Fund under clause 3A.2) subject to and in accordance with this Deed and each other Transaction Document in relation to that Designated Fund.

         (b) Subject to clause 21, the Residual Income Beneficiary of each Designated Fund is not entitled to receive distributions in respect of that Designated Fund other than:

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                  (i)      distributions under and in accordance with this Deed
                           and the Transaction Documents in relation to that Designated Fund; and

                  (ii) the right to receive, on the termination of that Designated Fund, the entire beneficial interest of that Designated Fund, subject to the rights of the Residual Capital Beneficiary of that Designated Fund.

         (c) The Residual Income Unit for each Designated Fund may not be redeemed at any other time or in any other way.

         (d) The Residual Income Unit for each Designated Fund is not transferable.

4.       LIMITS ON RIGHTS OF BONDHOLDERS AND BENEFICIARIES

4.1      GENERAL LIMITS

         Subject, in the case of a Warehouse Fund, to the terms of any Warehouse Funding Agreement, no Bondholder or Beneficiary shall be entitled to:

         (a)      require the transfer to it of any Asset comprised in any Fund;

         (b) exercise any rights, powers or privileges (including instituting or defending legal proceedings) in respect of any Asset of any Fund;

         (c) attend meetings or take part in or consent to any action concerning any property or corporation in which the Trustee holds an interest;

         (d) lodge or enter a caveat or similar instrument claiming an estate or interest in any Asset of any Fund;

         (e) have any recourse to the Trustee in its personal capacity, except to the extent of any fraud, negligence or wilful default by the Trustee; or

         (f)      seek to wind up any Fund.

4.2      FURTHER LIMITS ON INTERESTS OF BENEFICIARIES

         Subject to clause 3A, no Beneficiary may assign, transfer or otherwise encumber its beneficial interest in any Fund (otherwise than as expressly contemplated by this Deed) without the prior written consent of the Trust Manager and the Trustee (which either may give or withhold in its absolute discretion). Any assignment, transfer or encumbrance in breach of this clause shall be of no force and effect and shall not vest in any purported assignee, transferee or encumbrancee any right, title or interest in any Fund.

4.3      RANKING OF INTEREST OF BENEFICIARIES

         The rights of any Beneficiary in relation to any Fund and in relation to any payment or distribution out of any Fund shall at all times rank after, and be subject to, the rights of Bondholders in respect of the Bonds issued in relation to that Fund and other Creditors of that Fund.

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4.4      RESOLUTION OF CONFLICTS

         If there is at any time a conflict between:

         (a) a duty owed by the Trustee or the Trust Manager under any Transaction Document to a Beneficiary and a duty owed by such person to the Bondholders under any Transaction Document; or

         (b) a duty owed to Bondholders of one Series of Bonds and a duty owed to Bondholders of another Series of Bonds ranking in priority after that Series,

         the Trustee or the Trust Manager must give priority:

                  (i) to the interests of the Bondholders over the interests of the Beneficiaries; and

                  (ii) to the interests of Bondholders in the same order of priority as the ranking of the Series of Bonds held by them respectively,

         and shall not, provided it acts in good faith, incur any liability to any Beneficiary or any Bondholder for so doing.

4.5      NO LIABILITY OF BONDHOLDERS OR BENEFICIARIES

         No Beneficiary or Bondholder shall, by reason of being a Beneficiary or
         Bondholder:

         (a) have any liability to make any contribution to the Assets of any Fund; or

         (b) be under any obligation to indemnify the Trustee, the Trust Manager, the Master Servicer or any other person in respect of any of their respective liabilities (actual or contingent, present or future) arising from the exercise by them of their respective powers and the performance by them of their respective duties and obligations under this Deed and the Transaction Documents.

5.       BONDS

5.1      NATURE OF BONDS

         The Trust Manager may by giving notice to the Trustee in accordance with clause 6, require the Trustee as trustee of an Issuing Fund, to issue debt securities:

         (a)      in the form of inscribed stock;

         (b)      in accordance with this Deed; and

         (c) with the benefit of and subject to this Deed, the relevant Supplementary Bonds Terms and the relevant Security Trust Deed (if any).

5.2      TRUSTEE'S COVENANT TO BONDHOLDERS

         The Trustee covenants for the benefit of each Bondholder:

         (a) to make all payments on or in respect of the Bonds held by that Bondholder on the due date for payment; and

         (b)      to comply with:

                  (i)      all of the relevant Bond Terms; and

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                  (ii)     the relevant Security Trust Deed (if any).

5.3      MINIMUM FACE VALUE OF BONDS

         The minimum initial Face Value of each Bond shall be $10,000 or such other amount specified in the relevant Supplementary Bond Terms.

5.4      BONDS NOT INVALID IF ISSUED IN BREACH

         No Bond shall be invalid or unenforceable on the ground that it was issued in breach of this Deed or any other Transaction Document.

5.5      LOCATION OF BONDS

         The property in Bonds shall for all purposes be regarded as situated at the place where the Register for those Bonds is located.

6.       PROCEDURE FOR ISSUE OF BONDS

6.1      FORM OF ISSUE NOTICE

         Each Issue Notice must:

         (a) be in the form of Schedule 2, or in such other form as the Trustee and the Trust Manager may from time to time agree;

         (b)      be signed by an Authorised Signatory of the Trust Manager;

         (c) be received by the Trustee not less than 5 Business Days before the Issue Date (or at such other time as may be agreed between the Trustee and the Trust Manager);

         (d)      specify:

                  (i)      the name or designation to be ascribed to the Bonds;

                  (ii)     the aggregate Face Value of the Bonds to be issued;

                  (iii) the denominations in which the Bonds are to be issued;

                  (iv)    the Issue Date;

                  (v) all reasonable details of any Security Trust Deed, Enhancements or Interest Hedges required to be entered into by the Trustee as trustee of the relevant Issuing Fund as a condition precedent to the issue of the Bonds;

                  (vi) whether any of the Bonds will constitute a separate Series of Bonds, and if so specify the information referred to in the previous sub-paragraphs of this paragraph (d) with respect to each such Series; and

                  (vii) whether the Portfolio is comprised in the Assets of a Warehouse Fund, and if not the person for whose benefit the Issue Proceeds of that Issue are to be held pursuant to clause 6.8(a);

         (e) have attached to it or otherwise identify in a manner satisfactory to the Trustee:

                  (i) details of the Portfolio which the Trustee, as trustee of the relevant Issuing Fund, is to acquire with the Issue Proceeds;

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                  (ii)     the Supplementary Bond Terms applicable to those
                           Bonds, which must specify the details referred to in clause 6.3; and

                  (iii) if the relevant Issuing Fund is a Rated Fund, a letter or certificate from the Designated Rating Agency addressed to the Trustee confirming that the Bonds in each Series specified in the Issue Notice will be rated not lower than the Designated Rating for that Series, and if Bonds have previously been issued by the Trustee as trustee of that Issuing Fund that the issue of the Bonds specified in the Issue Notice will not cause the credit rating assigned to the Bonds previously issued to be downgraded to a credit rating lower than the Designated Rating for those Bonds; and

         (f)      contain a certification by the Trust Manager that:

                  (i) the terms of this Deed with respect to the proposed Issue have been, and will on the Issue Date continue to be complied with;

                  (ii) the acquisition of the Portfolio and the characteristics of the Portfolio are consistent with all information memoranda, notices, reports, statements and the like given to Bondholders or prospective Bondholders, and will not cause any statements made in any such document or statement to be misleading or deceptive, or likely to mislead or deceive; and

                  (iii) assuming that all parties to all Transaction Documents relating to the relevant Issuing Fund, and all issuers of Authorised Investments from time to time comprised in the Assets of that Issuing Fund comply in full with their respective obligations under those Transaction Documents and Authorised Investments and having regard to:

                           (A)      the terms of those Transaction Documents;

                           (B) the terms of the Mortgages comprised in the relevant Portfolio;

                           (C)      the anticipated Expenses of that Issuing
                                    Fund; and

                           (D) all other information available to the Trust Manager,

                           the Trustee will have available to it sufficient funds to enable it to comply with its obligations under those Transaction Documents.

6.2      NOTICE TO WAREHOUSE BENEFICIARY

         If the Portfolio of which details are attached to an Issue Notice in accordance with clause 6.1(e)(i) comprises Assets of a Warehouse Fund, the Trust Manager must give a copy of the Issue Notice to each Beneficiary of that Warehouse Fund at the same time as it gives the Issue Notice to the Trustee.

6.3      SUPPLEMENTARY BOND TERMS

         The Supplementary Bond Terms for the Bonds comprised in each Issue must specify:

         (a) the rate per annum (if any) at which interest payable on the Face Value of the Bonds is to be calculated and the method of calculation;

         (b)      the Interest Payment Dates (if any);

         (c)      the Amortisation Dates (if any);

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         (d)      the Amortisation Amounts payable on each Amortisation Date, or the method of calculating those amounts;

         (e)      the Maturity Date of the Bonds;

         (f) any preferred, deferred or other rights applicable to the Bonds;

         (g) if the Issue will comprise Bonds of different Series, the details specified in the previous paragraphs of this clause
                  6.3 with respect to each Series, and any other terms and conditions which distinguish Bonds in one Series from Bonds in any other Series;

         (h) in the case of an Issue in respect of a Rated Fund, the minimum rating requirements in relation to that Rated Fund; and

         (i) any other terms and conditions which the Trustee and the Trust Manager may agree.

6.4      AMENDMENT

         With the consent of the Trustee, the Trust Manager may prior to an Issue Date amend by notice in writing to the Trustee an Issue Notice previously given, or the Supplementary Bond Terms or details of the Portfolio attached to such an Issue Notice.

6.5      ACCEPTANCE OF ISSUE NOTICE

         The Trustee may rely upon any certification from the Trust Manager to the contents of an Issue Notice as evidence of the matters so certified.

6.6      NON-COMPLYING ISSUE NOTICE

         If the Trustee receives an Issue Notice which it reasonably believes does not comply with this clause 6, it must no later than close of business 2 Business Days prior to the proposed Issue Date advise the Trust Manager in writing giving reasonable details of the reasons for the Trustee's belief.

6.7      ISSUE OF BONDS AND TRANSFER OF BENEFIT OF MORTGAGES

         If the Trustee has:

         (a) received an Issue Notice which it reasonably believes complies with this clause 6;

         (b) subject to clause 6.9, received from intending Bondholders duly executed Bond Applications which have been accepted by the Trust Manager and the Subscription Amount (in cleared funds) for the Bonds applied for, in each case of an aggregate amount equal to the Face Value of the Bonds referred to in the relevant Issue Notice; and

         (c) as trustee of the relevant Fund, on or prior to the proposed Issue Date:

                  (i) entered into a Security Trust Deed, (if specified in the relevant Issue Notice);

                  (ii) entered into or otherwise obtained the benefit of the Transaction Documents relating to that Fund as referred to in the relevant Issue Notice; and

                  (iii) received a Portfolio Compliance Certificate given as of a time no earlier than 5:00 pm on the Business Day immediately preceding the proposed Issue Date,

                  then, the Trustee must, subject to the terms of this Deed, on the Issue Date, issue Bonds, as trustee of the relevant Fund, in accordance with the Bond Applications.

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6.8      ACQUISITION OF PORTFOLIO

         Upon receipt of the Issue Proceeds of an Issue, the Trustee:

         (a) will (notwithstanding any other provision of this Deed) hold those Issue Proceeds:

                  (i) if and to the extent that the Portfolio specified in the relevant Issue Notice was, immediately prior to the Issue Date, comprised in the Assets of a Warehouse Fund, as trustee of that Warehouse Fund; or

                  (ii) if and to the extent that the Portfolio specified in the relevant Issue Notice was not, immediately prior to the Issue Date, comprised in the Assets of a Warehouse Fund, upon trust absolutely for the benefit of the person specified in the relevant Issue Notice, in each case to the extent of the aggregate Face Value of the relevant Mortgages comprised in that Portfolio as at close of business on the Business Day immediately preceding the Issue Date;

         (b) must (notwithstanding clause 18.5) cause those Issue Proceeds to be credited direct to the Trust Account for the relevant Warehouse Fund or to be applied in accordance with the instructions of the Beneficiaries of the relevant Warehouse Fund or, (if clause 6.8(a)(ii) applies) deal with them in accordance with the Trustee's obligations to the person for whose benefit they are held, or otherwise in accordance with the directions of that person;

         (c) will hold automatically by virtue of this Deed (without any further act or other thing being done or any instrument being brought into existence) as trustee of the relevant Issuing Fund the benefit of:

                  (i)      the Portfolio specified in the relevant Issue Notice;

                  (ii) all Ancillary Documents, Enhancements and Interest Hedges relating to the Mortgages in that Portfolio; and

         (d) must apply the balance (if any) of the Issue Proceeds in accordance with the relevant Supplementary Bond Terms.

6.9      AMOUNT OF BONDS CREATED FOR AN ISSUING FUND

         The aggregate Subscription Amount of Bonds issued on an Issue Date may exceed the aggregate Face Value (as at close of business on the Business Day immediately preceding the Issue Date) of Mortgages in the Portfolio to be held by the Trustee as trustee of the relevant Issuing Fund under clause 6.8(c) only to the extent and on conditions such that each Designated Rating Agency confirms that any credit rating assigned or to be assigned to any Bonds to be issued by the Trustee as trustee of that Issuing Fund will not be downgraded below the Designated Rating, qualified or withdrawn.

6.10     ACTION FOLLOWING ISSUE

         As soon as practicable after an Issue Date, the Registrar must:

         (a)      inscribe in the Register in accordance with clause 22:

                  (i) the Supplementary Bond Terms for the Bonds, as attached to the corresponding Issue Notice, with any amendments made to them under clause 6.4; and

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                  (ii)     the details of each Bondholder, as contained in that
                           Bondholder's Bond Application;

         (b) issue a Registration Confirmation to each Bondholder in respect of the Bonds held by it; and

         (c) if requested by a Bondholder in its Bond Application for Bonds, issue a Transfer and Acceptance Form to the Bondholder, marked in accordance with clause 7.10.

6.11     NO LIABILITY FOR INSUFFICIENT MONEYS

         If on an Issue Date the conditions specified in paragraphs (a)-(c) of clause 6.7 and clause 6.9 are not fulfilled:

         (a) the Trustee shall not proceed with the Issue and will refund all Subscription Amounts received to the applicants for Bonds; and

         (b) neither the Trustee nor the Trust Manager shall have any obligation or liability to any person to proceed with the Issue.

6.12     RECORDING OF TRANSFER AND FURTHER ASSURANCE

         On or as soon as reasonably practicable following an Issue Date:

         (a) the Trust Manager must record in the records kept pursuant to clause 20 the transfer to the relevant Issuing Fund of the benefit of the Portfolio details of which were attached to the corresponding Issue Notice (and the benefit of all corresponding Ancillary Documents, Enhancements and Interest Hedges); and

         (b) the Trustee must execute such documentation and do all such other acts, matters or things as the Trust Manager reasonably requires to give effect to that transfer.

6.13     SUBSEQUENT ADJUSTMENT

         (a) (ACCRUED INTEREST) Following an Issue Date, the Trustee, as trustee of the Warehouse Fund in which the Portfolio acquired with the proceeds of the relevant Issue were held prior to that Issue, shall be entitled to any interest proceeds received by the Trustee that represents accrued but unpaid interest on Mortgages in that Portfolio up to (but not including) the Issue Date. The Trust Manager must notify the Trustee of the amount of any such interest as soon as reasonably practicable following the Issue Date. Upon receipt of such notification, the Trustee must promptly credit the amount of any such interest to the Trust Account for the relevant Warehouse Fund.

         (b) (OTHER COSTS) Subject to paragraph (c) below, the Trust Manager may in its absolute discretion direct the Trustee in writing on or at any time after an Issue Date to transfer funds between the corresponding Warehouse Fund or Issuing Fund with such other amounts as the Trust Manager considers appropriate, so that:

                  (i) the Warehouse Fund has the benefit of any receipts, and bears the cost of any losses or outgoings, in respect of each Mortgage (and any corresponding Ancillary Documents, Enhancements and Interest Hedges) up to (but not including) the Issue Date; and

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                  (ii)     the Issuing Fund has the benefit of such receipts,
                           and bears such costs, from (and including) the Issue Date.

         (c) (TRUST MANAGER TO CERTIFY ADJUSTMENTS) A written direction by the Trust Manager pursuant to this clause 6.13 must certify that the relevant amount is, in the opinion of the Trust Manager, to be properly debited or credited to a Warehouse Fund or an Issuing Fund (as the case may be).

         (d) (TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTION) The Trustee must act in accordance with, and may rely upon, a written direction, of the Trust Manager and any certificate given in accordance with this clause 6.13.

6.14     NO LIMIT ON BONDS

         Subject to the provisions of this Deed, there shall be no limit on the number or Face Value of Bonds which may be issued in respect of a Fund.

6.15     COMPLIANCE WITH LAWS

         The Trust Manager must ensure that no issue or allotment of Bonds, offer of Bonds for subscription or purchase, or invitation to subscribe for or buy, Bonds shall be made unless the issue, allotment, offer or invitation is made in compliance with all applicable laws in all jurisdictions in which the issue, allotment, offer or invitation is made.

7.       TRANSFERS OF BONDS

7.1      NO RESTRICTIONS ON TRANSFER OF BONDS

         Subject to this Deed and the corresponding Supplementary Bond Terms, there are no restrictions on the transfer of Bonds.

7.2      SELLING RESTRICTION

         A Bondholder may not transfer any of its Bonds unless the offer or invitation to the transferee by the Bondholder in relation to such Bonds does not require disclosure under Chapter 6D.2 of the Corporations Act.

7.3      FORM OF TRANSFER

         Every transfer of Bonds shall be effected by Transfer and Acceptance, duly completed and executed by the transferor and transferee, duly stamped (if applicable), and lodged with the Registrar.

7.4      REGISTRATION OF TRANSFEREE AS BONDHOLDER

         Subject to the terms of this Deed, the Registrar must promptly following receipt of a Transfer and Acceptance enter the transferee in the Register as the holder of the Bonds the subject of that Transfer and Acceptance.

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7.5      REGISTRAR ENTITLED TO REFUSE TO REGISTER TRANSFER AND ACCEPTANCE

         The Registrar may refuse to register any Transfer and Acceptance which would result in:

         (a) a breach of the terms of this Deed, the relevant Bond Terms, the Security Trust Deed (if any) relating thereto, or a law of an Australian Jurisdiction; or

         (b) the Trustee being required to take any action upon or following registration to avoid any such breach.

7.6      NOTICE OF REFUSAL TO REGISTER

         If the Registrar refuses to register a Transfer and Acceptance, it must as soon as practicable (and in any event not later than 7 days after the date the Transfer and Acceptance was lodged with it) send to the transferor and the transferee notice of such refusal.

7.7      NO FEE FOR REGISTRATION OF A BOND TRANSFER

         No fee shall be charged for the registration of any Transfer and Acceptance.

7.8      TAKING EFFECT OF BOND TRANSFERS

         (a) A Transfer and Acceptance shall not take effect until registered and until the transferee is inscribed in the Register as the holder of the relevant Bonds, the transferor shall remain the holder of those Bonds.

         (b) If a Transfer and Acceptance is received by the Registrar during any period when the Register is closed, the Registrar need not register the Transfer and Acceptance until after the Register is re-opened.

7.9      TRANSMISSION OF ENTITLEMENTS

         (a) (ELECTION) Any person becoming entitled to Bonds as a result of the death, mental incapacity or bankruptcy of a Bondholder may, upon producing such evidence as the Registrar requires of the person's entitlement, either elect to be registered as the Bondholder or to transfer the Bonds in the manner specified in this clause 7.9.

         (b) (METHOD OF ELECTION) If such an entitled person elects to be registered as the Bondholder, the person shall deliver to the Registrar a notice in writing to that effect signed by the person. A person who elects to have another person registered shall execute a Transfer and Acceptance in relation to the Bonds in favour of that person. All the provisions of this Deed relating to the transfer of Bonds shall be applicable to any such notice or Transfer and Acceptance as if the death, mental incapacity or bankruptcy of the Bondholder had not occurred and the notice or Transfer and Acceptance was executed by the Bondholder.

         (c) (DISCHARGE) A person entitled to Bonds under this clause shall be entitled to receive and may give a good discharge for all moneys payable in respect of such Bonds but, except as otherwise provided by this Deed, shall not be entitled to any of the rights or privileges of a Bondholder unless and until the person is entered in the Register as the holder of such Bonds.

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7.10     MARKING OF TRANSFERS

         (a) The Registrar must, upon request of a Bondholder, mark a Transfer and Acceptance with a certificate to the effect that the Bonds referred to in that Transfer and Acceptance are registered in the name of that Bondholder, and that no transfer of those Bonds will be registered other than pursuant to such Transfer and Acceptance Form for the period specified in such certificate.

         (b) Where any Transfer and Acceptance is marked pursuant to paragraph (a) above, the Registrar must not, during the specified period, register any transfer of the Bonds referred to in that Transfer and Acceptance except as effected by such Marked T&A.

7.11     SPECIMEN SIGNATURES

         The Registrar may (but need not) require each Bondholder to submit specimen signatures (and in the case of a corporation may require those signatures to be authenticated by the secretary or director of such Bondholder) of persons authorised to execute Transfers and Acceptances on behalf of such Bondholder and shall be entitled to assume (until notified to the contrary) that such authority has not been revoked.

8.       REGISTRATION CONFIRMATIONS

8.1      ISSUE OF REGISTRATION CONFIRMATION

         As soon as practicable (and in any event no later than 5 Business
         Days), after a person has been entered and inscribed in the Register as the holder of Bonds, the Registrar must issue a Registration Confirmation to:

         (a)      that person in respect of those Bonds; and

         (b) if the transferor of those Bonds continues to retain a holding of Bonds, to the transferor in respect of the Bonds which it continues to hold.

8.2      NO CERTIFICATE OF TITLE

         Neither a Registration Confirmation nor a Transfer and Acceptance Constitutes a certificate of title as to Bonds.

8.3      JOINT HOLDINGS

         If a Bond is held by more than one person, only the person whose name appears first in the Register in relation to that Bond shall be entitled to:

         (a)      be issued a Registration Confirmation and a Marked T&A; and

         (b) be paid any moneys or exercise any other rights in respect of such Bonds.

9.       WAREHOUSE FUNDING

9.1      TRANSFER OF WAREHOUSE ASSETS TO ANOTHER FUND

         The Trust Manager, may at any time by not less than 5 Business Days prior written notice (or such other period, either shorter or longer, as may be specified in any relevant Transaction Document or

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         agreed by the relevant Warehouse Beneficiary) require the transfer by a
         Warehouse Beneficiary of its beneficial interest in some or all of the Assets of the relevant Warehouse Fund to:

         (a) the Trustee in its capacity as trustee of an Issuing Fund or another Warehouse Fund; or

         (b)      a person nominated by the Trust Manager,

         in consideration of payment by the Trustee to that Warehouse Beneficiary of an amount equal to (subject to any provision of any relevant Warehouse Funding Agreement):

         (c)      the Face Value of those Assets; minus

         (d)      the aggregate of:

                  (i) all Taxes which are or may become payable in respect of the relevant Warehouse Fund;

                  (ii) all Expenses incurred but not previously paid of that Warehouse Fund;

                  (iii) all other amounts which are or may become payable by it to Creditors of that Warehouse Fund; and

                  (iv) all amounts in respect of which it is entitled to be reimbursed or indemnified under this Deed; plus

         (e) any other amount payable to the Warehouse Beneficiary in accordance with the relevant Warehouse Funding Agreement.

9.2      WAREHOUSE TRIGGER EVENT

         If a Warehouse Trigger Event occurs in relation to a Warehouse Fund, the Residual Income Beneficiaries of that Fund may by notice in writing to the Trustee and the Trust Manager:

         (a) nominate a date (which must not be less than 5 Business Days after the date of the notice) as the Vesting Date for that Fund; and

         (b) subject to clauses 3A, 9.1, 9.3, 21 and 25.10 and the Fund Creation Notice in relation to that Fund require the transfer on the Vesting Date by the Trustee to the Residual Income Beneficiaries of all of the Assets of that Fund.

9.3      PARTIES TO GIVE EFFECT TO TRANSFER

         Each of the Trustee, the Trust Manager and the Beneficiaries of a Warehouse Fund must execute all documents and do all things as the other may reasonably require to give effect to a transfer of the Assets of a Fund following the giving by:

         (a)      the Trust Manager of a notice under clause 9.1; or

         (b) the Residual Income Beneficiaries of a notice under clause 9.2.

9.4      RIGHTS ADDITIONAL TO ISSUE OF BONDS

         This clause 9 does not limit the operation of clause 6.

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10.      APPOINTMENT OF TRUST MANAGER

10.1     APPOINTMENT

         The Trust Manager must manage each Fund upon and subject to the terms of this Deed.

10.2     POWERS OF MANAGEMENT

         The Trust Manager has, subject to this Deed, full and complete powers, and is responsible for, the management of the Funds (including liabilities), including:

         (a) the management, administration, investment and day to day operation of the Funds; and

         (b) the keeping of all books, records and accounts for each Fund in accordance with this Deed.

10.3     TRUST MANAGER TO ENFORCE AGAINST MASTER SERVICER

         If the Master Servicer is not the same person as the Trust Manager, the Trust Manager must take all reasonable action to:

         (a) ensure that the Master Servicer complies with its obligations under the Master Origination and Servicing Agreement; and

         (b) enforce the performance by the Master Servicer of its obligations under the Master Origination and Servicing Agreement.

10.4     TRUST MANAGER NOT LIABLE FOR MASTER SERVICER

         If the Master Servicer is not the same person as the Trust Manager, neither the Trustee nor subject to clause 10.3 the Trust Manager has any responsibility or liability for the performance by the Master Servicer of its obligations under the Master Origination and Servicing Agreement.

10.5     EFFECT OF COMPLIANCE AS MASTER SERVICER

         If, and for as long as the Master Servicer is the same person as the Trust Manager, compliance by the Master Servicer with its obligations under the Master Origination and Servicing Agreement will be deemed to be compliance by the Trust Manager with its obligations under this Deed with respect to the origination, management and servicing of Mortgages.

10.6     ENFORCEMENT OF DUTIES OF MASTER SERVICER

         (a) If and for so long as the Master Servicer is the same person as the Trust Manager, the Trustee must, subject to paragraph
                  (b), if it becomes aware of a breach by the Master Servicer of its obligations under the Master Origination and Servicing Agreement, take such action which it reasonably considers appropriate, having regard to its duties under this Deed, with respect to that breach.

         (b) The Trustee has no obligation to make any enquiry as to the performance by the Master Servicer of its obligations under the Master Origination and Servicing Agreement.

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11.      INVESTMENT OF THE FUND

11.1     AUTHORISED INVESTMENTS

         (a) Subject to the terms of this Deed, the Assets of each Fund must comprise only property which is an Authorised Investment at its date of acquisition.

         (b) If an Asset of a Fund would not at any time be an Authorised Investment if it were to be acquired at that time, neither the Trustee nor the Trust Manager shall be obliged to dispose of that Asset.

11.2     TRUST MANAGER TO MAKE PROPOSALS

         (a) The Trust Manager must from time to time make proposals to the Trustee as to the investment of the Assets of the Fund. Each such proposal must:

         (b) be in writing in a form agreed between the Trustee and the Trust Manager;

         (c)      specify the Authorised Investments to be purchased or sold;

         (d) specify the action (if any) to be taken by the Trustee to give effect to it;

         (e) contain a certification by the Trust Manager that the giving effect to by the Trustee of the proposal will be in accordance with this Deed;

         (f) specify the price to be paid for the Asset or in the case of a Loan to be made by the Trustee, the amount of the Loan;

         (g) specify to whom any amount is payable under paragraph (e), or if an Asset is to be acquired from a Warehouse Fund, the name of the Warehouse Fund;

         (h) in the case of the making of a Loan secured by a Mortgage, if the Trust manager is not the same person as the Master Servicer, contain a certification by the Trust Manager that it is not aware of any breach by the Master Servicer of the representations and warranties made in the Master Origination and Servicing Agreement with respect to that Loan or Mortgage; and

         (i) contain all other information which the Trustee may reasonably require to satisfy itself that certification is correct and to give effect to the proposal.

         An Issue Notice which complies with clause 6 complies with this clause 11.2.

11.3     TRUSTEE TO COMPLY WITH PROPOSALS

         The Trustee:

         (a) must comply with a proposal made by the Trust Manager in accordance with this Deed provided that, in the case of a proposal for the making or acquisition of a Loan secured by a Mortgage (unless any Transaction Document otherwise provides or unless otherwise agreed), the Trustee has received evidence satisfactory to it that a Solicitor's Certificate required by clause 12.1(b) of the Master Origination and Servicing Agreement has been or will upon such a Loan being made or acquired, be issued; and

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         (b)      may rely upon the recommendations and advice of the Trust
                  Manager with respect to any such proposal, without being under a duty to make any enquiry or exercise any judgment as to:

                  (i)     the merits of the proposal; or

                  (ii) whether the proposal complies with this Deed (unless the Trustee ought reasonably to know that the proposal does not so comply).

11.4     AUTHORISED INVESTMENTS FOR RATED FUNDS

         The Trust Manager shall only give to the Trustee as a trustee of a Rated Fund a proposal to acquire investments falling within paragraphs
         (c)-(h) (inclusive) of the definition of "Authorised Investments" where the investment (or the issuer of it) has a rating that complies at the time of the proposed acquisition with the minimum rating requirements (if any) specified in any Warehouse Funding Agreement, Supplementary Bond Terms or in relation to that Rated Fund.

11.5     LIMITATION ON MATURITY OF INVESTMENTS

         The Trust Manager must ensure that, to the extent that money is or will be required to meet Expenses of a Fund or payments due to Bondholders of a Fund, the Assets of that Fund are invested in Authorised Investments which mature or are otherwise immediately available in or convertible into cash on or before the date those Expenses of the Fund or payments (as the case may be) are due.

11.6     RIGHTS ATTACHING TO ASSETS

         (a) The Trust Manager may exercise all voting and other rights conferred by any Assets of a Fund in such manner as it sees fit in its absolute discretion.

         (b) The Trustee must execute and deliver to the Trust Manager or as the Trust Manager directs all proxies and powers of attorney which the Trust Manager may request for the purposes of exercising the voting and other rights conferred by the Assets of a Fund.

11.7     TRUSTEE'S DEALING WITH ASSETS

         The Trustee must not buy, sell or otherwise deal with the Assets of a Fund except in accordance with the proposals of the Trust Manager made in accordance with this Deed.

11.8     INTEREST HEDGES AND ENHANCEMENTS

         Subject to the terms of this Deed, the Trustee must, as trustee of a Fund, enter into any Interest Hedges and Enhancements on such terms and with such counterparties as the Trust Manager may require in writing, provided that if the Fund is a Rated Fund, the identity of the counterparty and the terms of the relevant Transaction Document must be such that each Designated Rating Agency confirms that the entering into of such arrangements will not cause any credit rating assigned to any Bonds issued by the Trustee as trustee of that Rated Fund to be downgraded below the Designated Rating, qualified or withdrawn.

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11.9     HEDGES AND ENHANCEMENTS FOR RATED FUNDS

         The Trustee, as trustee of a Rated Fund in respect of which Bonds have previously been issued, must not enter into or terminate any Interest Hedge or Enhancement unless the Trustee receives a direction from the Trust Manager to do so and a certificate from the Trust Manager that doing so:

         (a) either will not cause the rating of those Bonds by a Designated Rating Agency to be downgraded, or is necessary to avoid the rating of those Bonds being downgraded; and

         (b) is in the best interests of the Creditors and Beneficiaries of that Rated Fund.

11.10    LIMITATION OF TRUSTEE'S PERSONAL LIABILITY

         Notwithstanding any other provision of this Deed, the Trustee is not obliged to execute any document or incur any obligation as trustee of a Fund unless its personal liability under that document or in respect of that obligation is limited in a manner consistent with clause 25.9.

11.11    MONEYS PAYABLE TO TRUSTEE

         Subject to this Deed, the Trust Manager must ensure that any agreement entered into by the Trustee as trustee of a Fund contains a provision to the effect that any moneys payable to the Trustee under it must be paid to the Trustee, or to an account or Authorised Investment in the name of the Trustee.

11.12    SEGREGATION OF ASSETS OF A FUND

         Subject to this Deed, the Trustee must:

         (a) ensure that no Assets of a Fund are mixed or co-mingled with the Assets of any other Fund, or with any assets or property of the Trustee or any other person; and

         (b) where advised by the Trust Manager that it is appropriate to do so, apportion any Asset coming into the hands of the Trustee which belongs to one or more Fund, or of any liability which relates to one or more Fund, in such manner as the Trust Manager certifies in writing is fair and reasonable.

11.13    ASSETS OF FUNDS

         The Assets of a Fund are only available to meet liabilities incurred by the Trustee as trustee of that Fund, and are not available to meet any other liabilities of the Trustee (whether incurred personally or as trustee of any other Fund).

11.14    LIABILITIES OF A FUND

         Subject to clause 11.12, liabilities incurred by the Trustee as trustee of a Fund must not be:

         (a) aggregated with any liabilities of the Trustee, whether incurred personally or as trustee of any other Fund; or

         (b)      set-off against the Assets of any other Fund.

11.15    ORIGINATION AND MANAGEMENT OF MORTGAGES

         All Mortgages must be originated, managed and serviced in accordance with:

         (a)      the Master Origination and Servicing Agreement; and

         (b) any Interest Hedges and Enhancements relating to those Mortgages.

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11.16    TRUST MANAGER WILL ACT AS MASTER SERVICER

         If the Master Servicer is not the same person as the Trust Manager, and:

         (a) the appointment of the Master Servicer is terminated under the Master Origination and Servicing Agreement; and

         (b) the Master Servicer is not immediately replaced on the same or substantially the same terms,

         the Trust Manager must with effect from the date the termination becomes effective assume the role of Master Servicer, upon the same terms and conditions as those binding on the Master Servicer under the Master Servicing and Origination Agreement immediately prior to termination, until a replacement Master Servicer is appointed.

11.17    TRUST MANAGER'S POWER TO DELEGATE

         The Trust Manager may, in performing its obligations under this Deed:

         (a) delegate to any of its officers and employees all or any of the powers, authorities and discretions conferred on the Trust Manager by this Deed;

         (b)      by power of attorney:

                  (i) appoint any person to be its attorney or agent for such purpose and with such powers, authorities and discretions (not exceeding those vested in the Trust Manager) as the Trust Manager thinks fit with or without power to sub-delegate, and also to authorise the issue in the name of the Trust Manager of documents bearing facsimile signatures of the Trust Manager or of the attorney or agent either with or without proper manuscript signatures of their officers thereon; and

                  (ii) insert such provisions for the protection and convenience of those dealing with any such attorney or agent as the Trust Manager may think fit;

         (c) appoint by writing or otherwise any person to be agent or sub-agent of the Trust Manager as the Trust Manager may think necessary or proper for such purposes and with such power, authorities and discretions (not exceeding those vested in the Trust Manager) as the Trust Manager thinks fit and to supersede or suspend any such agent or sub-agent for such cause or reason as the Trust Manager may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper; and

         (d) delegate to another person approved by the Trustee, on terms approved by the Trustee, its obligations under this Deed with respect to the origination, management and servicing of Mortgages. The Trustee must not unreasonably withhold or delay its approval in either case.

11.18    TRUST MANAGER

         The Trust Manager is, subject to clause 10.4, liable for:

         (a) the acts or omissions of any officer, employee, attorney, agent, sub-delegate or sub-agent to whom any delegation is made under clause 11.17; and

         (b)      the fees and expenses of any such person.

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11.19    PROFESSIONAL ADVISERS

         The Trust Manager may engage and pay reasonable expenses to any valuers, solicitors, barristers, accountants, surveyors, property advisers, real estate agents, contractors, qualified advisers, and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trust Manager to be fully and properly advised and informed, in order that it may properly exercise its powers and perform its obligations under this Deed.

12.      ADDITIONAL OBLIGATIONS OF TRUST MANAGER

12.1     GENERAL

         The covenants in this clause 12 are for the benefit of the Trustee, each Beneficiary and each Bondholder.

12.2     ADDITIONAL OBLIGATIONS

         The Trust Manager must:

         (a) (ACT HONESTLY) act honestly and in good faith in the performance of its duties and in the exercise of its powers under this Deed;

         (b) (PRUDENTLY) exercise such diligence and prudence as a prudent man of business would exercise in performing its duties and exercising its powers under this Deed, having regard to the interests of the Beneficiaries and the Bondholders;

         (c) (CONDUCT ITS BUSINESS PROPERLY) use its best endeavours to carry on and conduct its business in so far as it relates to this Deed in a proper and efficient manner;

         (d) (MAKE AVAILABLE RECORDS) make available to the Trustee for inspection all of the books and records of each Fund maintained by the Trust Manager under this Deed and give to the Trustee such written or oral information as the Trustee reasonably requires with respect to all matters relating to the Funds;

         (e) (PAY RECEIPTS) pay to the Trustee, within one Business Day of receipt, all money coming into its hand which is an Asset of a Fund;

         (f) (NOT CO-MINGLE) ensure that any Assets of a Fund which it may come to hold from time to time are not mixed or co-mingled with any Assets of any other Fund, or with any assets of the Trust Manager or any other person;

         (g) (PREPARE NOTICES) prepare or cause to be prepared all notices, reports statements and the like which the Trustee is required to prepare under any of the provisions of this Deed and deliver those notices and statements;

         (h) (APPROVAL OF NOTICES) submit to the Trustee all information memoranda, notices, reports, statements and the like to be given by the Trust Manager to Bondholders, or prospective Bondholders, for the Trustee's consent prior to the issue of the same other than notices, reports, statements and information provided by the Trust Manager to Bondholders on a periodic basis or on request by a Bondholder relating to the nature of the Authorised Investments comprised in the Assets of a Fund and the performance of those Authorised Investments;

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         (i)      (ACCURACY OF NOTICES) ensure that all information memoranda, notices, reports, statements and the like given by the Trust Manager to Bondholders or prospective Bondholders:

                  (i)      are true in all material respects;

                  (ii) are not misleading or deceptive or likely to mislead or deceive; and

                  (iii)    comply with the requirements of all applicable laws;

         (j) (COPIES OF ALL NOTICES) give to the Trustee a copy of all notices, reports and statements provided by the Trust Manager to Bondholders, including those provided on a periodic basis or on request;

         (k) (TAXES) direct the Trustee to make all payments (as and when they fall due) out of a Fund for Taxes levied upon any Fund or upon the Trustee in its capacity as trustee of any Fund;

         (l) (MONITOR TRANSACTION DOCUMENTS) monitor and enforce the Transaction Documents and take all such steps as are necessary to ensure that the Trustee complies with its obligations and obtains the benefits conferred on it by the Transaction Documents to which it is a party;

         (m) (COMPLY WITH TRANSACTION DOCUMENTS) comply with its obligations under all Transaction Documents to which it is a party; and

         (n) (NECESSARY INFORMATION) give to the Trustee all information, notices, certificates, consents, approvals and authorisations which it is entitled or obliged to give under the Transaction Documents and which are necessary to enable the Trustee to comply with its obligations under the Transaction Documents.

12.3     TRUST MANAGER CANNOT BIND TRUSTEE UNLESS AUTHORISED

         In exercising its powers, authorities and discretions and performing its duties and obligations under this Deed, the Trust Manager has no power to bind the Trustee, otherwise than as expressly provided in this Deed.

12.4     THRESHOLD RATE OBLIGATION

         The Trust Manager must:

         (a)      comply with each Threshold Rate Obligation; and

         (b) without limiting paragraph (a), in complying with each Threshold Rate Obligation, have regard to:

                  (i)      the interests of the Beneficiaries of each Fund; and

                  (ii) the ability of the Beneficiaries of each Fund to comply with their respective obligations where such obligations are secured by a Security Interest over their respective entitlements to receive distributions of income from the Funds.

13.      RETIREMENT OF TRUST MANAGER

13.1     REMOVAL

         The Trustee may terminate the appointment of the Trust Manager under this Deed if:

         (a)      an Event of Insolvency occurs in relation to the Trust
                  Manager; or

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         (b)      a Manager's Default has occurred and is continuing.

13.2     VOLUNTARY RETIREMENT

         The Trust Manager may, subject to clause 13.3, resign upon giving to the Trustee not less than 3 months' notice in writing (or such other period as the Trust Manager and the Trustee may agree) of its intention to do so.

13.3     NO RESIGNATION BY TRUST MANAGER UNLESS SUCCESSOR APPOINTED

         The Trust Manager must not resign under clause 13.2 unless:

         (a) it procures that, before the date on which that termination becomes effective, another person assumes all of the obligations of the Trust Manager under this Deed as its successor, and executes such documents as the Trustee requires to become bound by this Deed, with effect from that date, as if it had originally been a party to this Deed as the Trust Manager; and

         (b) the appointment of the successor Trust Manager under paragraph (a);

                  (i)      is approved by the Trustee; and

                  (ii) will not cause the credit rating of any Bonds issued by the Trustee as trustee of any Fund to be downgraded below the Designated Rating for that Fund.

13.4     TRUSTEE APPOINTS REPLACEMENT TRUST MANAGER

         On termination of the appointment of the Trust Manager (the OUTGOING MANAGER) under clause 13.1, the Trustee shall be entitled to appoint another person to be the Trust Manager (the INCOMING MANAGER) and until any such appointment is made, the Trustee shall, subject to this Deed and to any approval required by law, act as Trust Manager and shall be entitled to the Manager's Fee.

13.5     TERMS OF APPOINTMENT OF INCOMING MANAGER

         The Trustee must ensure that the Incoming Manager executes such documents as the Trustee requires to assume with effect from the date its appointment becomes effective, all of the rights, powers, discretions and obligations of the Trust Manager under this Deed and the Transaction Documents to which the Outgoing Manager is or was a party, as if the Incoming Manager had been originally a party to this Deed and any such Transaction Documents as the Trust Manager.

13.6     EFFECT OF TERMINATION OF OUTGOING MANAGER

         The termination of the appointment of the Outgoing Manager under this clause 13 will not affect any of the rights, obligations or liabilities of the Outgoing Manager under this Deed or any Transaction Document accrued or arising before such termination, or as a result of any act or thing occurring before such termination.

13.7     DELIVERY OF DOCUMENTS

         The Outgoing Manager must immediately upon termination of its appointment becoming effective deliver to the Trustee (or at its direction) the Data Base and all other books, documents, records and property relating to the Funds. The Outgoing Manager is entitled to take, and keep copies of such books, documents and records. Each of the Trustee and the Incoming Manager must produce the

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         originals of such books, documents and records in its possession upon the giving of reasonable written notice by the Outgoing Manager.

13.8     NOTICE TO SECURITY TRUSTEE OF INCOMING MANAGER

         The Trustee or the Incoming Manager must give notice to the Security Trustee (if any) as soon as practicable following the appointment of the Incoming Manager.

14.      TRUSTEE'S POWERS

14.1     GENERAL POWER

         Subject to the terms of this Deed, the Trustee has all of the rights, powers and discretions over and in respect of the Assets of the Funds which it could exercise if it were the absolute and beneficial owner of such Assets.

14.2     SPECIFIC POWERS

         The Trustee has the following powers:

         (a) (AUTHORISED INVESTMENTS) to make, purchase, acquire, dispose of or otherwise deal with any Authorised Investment;

         (b) (ENFORCEMENT OF RIGHTS) to exercise or enforce its rights under or in respect of any of the Assets of any Fund;

         (c)      (FEES AND EXPENSES) to pay all Expenses of a Fund;

         (d) (ADVISERS) to engage, and to incur reasonable expenses in relation to, any valuers, solicitors, barristers, accountants, surveyors, property advisers, real estate agents, contractors, qualified advisers, and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trustee to be fully and properly advised and informed, in order that it may properly exercise its powers and perform its obligations under this Deed;

         (e) (PROCEEDINGS) to institute, prosecute, defend, settle and compromise legal or administrative proceedings in respect of the Assets of any Fund;

         (f) (WAIVERS) to give any waiver, time or indulgence to any person on such terms as it may in its discretion determine;

         (g) (AUSTRACLEAR) at the written request of the Trust Manager, to register Austraclear as the holder of Bonds, and to lodge Registration Confirmations and Marked T&A's with Austraclear, to facilitate transactions through the Austraclear System;

         (h) (BONDS) to borrow money by the issue of Bonds as provided in this Deed;

         (i) (OTHER BORROWINGS) to otherwise borrow or raise money or procure financial accommodation;

         (j) (TRANSACTION DOCUMENTS) to enter into and perform its obligations under any Transaction Document;

         (k)      (INSURANCE) to insure any Asset;

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         (l)      (ATTEND MEETINGS)  to attend and vote at meetings; and

         (m) (INCIDENTAL POWERS) to do all such things which the Trustee reasonably considers incidental to any of the previous powers or necessary or convenient to be done for or in connection with any Fund or the Trustee's functions under this Deed.

         Each of the above powers is a separate and independent power. None of them limits the others, or any other power of the Trustee under this Deed.

14.3     DELEGATION TO RELATED BODIES CORPORATE

         The Trustee may, with the prior written consent of the Trust Manager from time to time by instrument in writing delegate to any Related Body Corporate of the Trustee which is a trustee company or trustee corporation for the purposes of any of the following:

         (a)      the Trustee Companies Act 1964 (New South Wales);

         (b)      the Trustee Companies Act 1984 (Victoria);

         (c)      the Trustee Companies Act 1968 (Queensland);

         (d)      the Trustee Companies Act 1988 (South Australia);

         (e)      the Trustee Companies Act 1953 (Tasmania);

         (f) the Trustee Companies Ordinance 1947 (Australian Capital Territory); or

         (g)      the Trustee Companies Act 1987 (Western Australia),

         the exercise of its powers and the performance of its obligations under this Deed.

14.4     TRUSTEE'S POWER TO DELEGATE; APPOINT ATTORNEYS AND AGENTS

         The Trustee may, in performing its obligations under this Deed:

         (a) delegate to any of its officers and employees all or any of the powers, authorities and discretions conferred on the Trustee by this Deed;

         (b)      by power of attorney:

                  (i) appoint any person to be its attorney or agent for such purpose and with such powers, authorities and discretions (not exceeding those vested in the Trustee) as the Trustee thinks fit with or without power to sub-delegate, and also to authorise the issue in the name of the Trustee of documents bearing facsimile signatures of the Trustee or of the attorney or agent either with or without proper manuscript signatures of their officers thereon; and

                  (ii) insert such provisions for the protection and convenience of those dealing with any such attorney or agent as the Trust Manager may think fit; and

         (c) appoint by writing or otherwise any person to be agent or sub-agent of the Trustee as the Trustee may think necessary or proper for such purposes and with such power, authorities and discretions (not exceeding those vested in the Trustee) as the Trustee thinks fit and to supersede or suspend any such agent or sub-agent for such cause or reason as the Trustee may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper.

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14.5     TRUSTEE LIABLE FOR DELEGATES

         The Trustee is, notwithstanding any delegation under clause 14.3 or 14.4:

         (a) subject to clause 14.7, liable for any act or omission of any such delegate as if any such act or omission were its own; and

         (b) responsible for payment of the remuneration, fees and expenses of any person appointed under this clause 14.

14.6     DELEGABLE AND NON-DELEGABLE DUTIES OF TRUSTEE

         The Trustee must not delegate:

         (a) the receipt and payment of money (otherwise than to a Bank or Austraclear, or in the case of the purchase price, sale proceeds or other moneys payable or receivable in respect of Authorised Investments to a solicitor, stockbroker or real estate agent); or

         (b) the exercise of any right of enforcement under a Mortgage or Ancillary Document, otherwise than to the Master Servicer under the Master Origination and Servicing Agreement.

14.7     TRUSTEE NOT LIABLE FOR THIRD PARTIES

         Except as expressly provided in any Transaction Document, no failure by the Trustee to comply with its obligations under any Transaction Document will be considered to be the neglect, default or breach of duty of the Trustee to the extent that that failure was caused or contributed to by any other party to that Transaction Document (having regard to the powers and duties conferred on the Trustee by this Deed).

15.      TRUSTEE'S COVENANTS

15.1     GENERAL

         The covenants in this clause 15 are for the benefit of the Trust Manager, each Beneficiary and each Bondholder.

15.2     TO ACT CONTINUOUSLY AS TRUSTEE

         The Trustee must act continuously as trustee of each Fund until the earlier of:

         (a)      the Vesting Date of the Fund; and

         (b)      the date on which Trustee retires or is removed from office,

         in either case, in accordance with this Deed.

15.3     TO ACT HONESTLY, DILIGENTLY AND PRUDENTLY

         The Trustee must:

         (a) act at all times in the best interests of the Beneficiaries and the Bondholders of each Fund;

         (b) act honestly and in good faith in the performance of its duties and in the exercise of its discretions hereunder; and

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         (c)      exercise such diligence and prudence as a prudent man of
                  business would exercise in performing its functions and in exercising its powers and discretions and performing its obligations under this Deed, having regard to the interests of the Beneficiaries and the Bondholders.

15.4     NO DISPOSITIONS OF ASSETS

         Except as provided in the Transaction Documents, the Trustee must not sell, mortgage, charge or otherwise encumber or part with possession of any Asset.

15.5     FORWARD NOTICES ETC. TO TRUST MANAGER

         The Trustee must promptly forward to the Trust Manager all notices, reports, circulars and other documents received by it or on its behalf as trustee of a Fund.

15.6     TRUSTEE WILL IMPLEMENT TRUST MANAGER'S DIRECTIONS

         Subject to this Deed and any other Transaction Document to which it is a party, the Trustee must act upon all directions given to it by the Trust Manager in accordance with this Deed.

15.7     CUSTODIAN

         Unless otherwise required by the terms of any Security Trust Deed, the Trustee must keep in safe custody all documents of title to or evidencing Assets. The Trustee may comply with this obligation by holding Assets in Austraclear or any other clearing or custody system approved by the Trust Manager and (if required) the relevant Security Trustee (if any).

15.8     PERFORM TRANSACTION DOCUMENTS

         The Trustee must comply with its obligations under all Transaction Documents to which it is a party.

16.      TRUSTEE'S FEES AND EXPENSES

16.1     TRUSTEE'S FEE

         The Trustee shall be entitled to deduct from each Fund such fee as is agreed in writing from time to time between the Trustee and the Trust Manager. The fees payable to the Trustee in respect of each Fund must be determined on or before the first Issue Date for that Fund, and shall apply until the Vesting Date of that Fund.

16.2     MANAGER'S FEE

         The Manager shall be entitled to be paid in respect of the performance of its duties as Trust Manager in relation to each Fund such fees as may from time to time be agreed between the Trustee, the Trust Manager, the relevant Security Trustee (if there is a Security Trust Deed for that Fund) and the relevant Designated Rating Agency (if that Fund is a Rated Fund).

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17.      RETIREMENT OF TRUSTEE

17.1     MANDATORY RETIREMENT

         (a)      If:

                  (i) an Event of Insolvency has occurred in relation to the Trustee;

                  (ii) a Trustee's Default has occurred and is continuing (except for a Trustee's Default constituted by a failure by the Trustee to pay any amount which it would, but for clause 25.9 or any corresponding provision of any Transaction Document, have been liable to pay);

                  (iii) there is a change in the effective control of the Trustee; or

                  (iv) the Trustee rejects a Fund Creation Notice in accordance with clause 3.3,

                  the Trust Manager may, subject to paragraph (b), by notice in writing to the Trustee require the Trustee to retire as trustee of the Funds within such period as the Trust Manager may specify in the notice. The Trustee must so retire within the period specified.

         (b)      The Trust Manager may only give a notice pursuant to paragraph
                  (a)(iv) above if it has been directed to do so by an Extraordinary Resolution of Bondholders.

17.2     TRUST MANAGER MAY REMOVE TRUSTEE

         If the Trustee does not retire within the period specified in a notice given under clause 17.1 the Trust Manager may by deed poll remove the Trustee from office as trustee of the Funds.

17.3     TRUST MANAGER APPOINTS REPLACEMENT

         On the retirement or removal of the Trustee under clause 17.1 or 17.2, the Trust Manager must as soon as reasonably practicable appoint some other statutory trustee to be the Trustee of the Funds. Until the appointment is completed the Trust Manager must act as Trustee.

17.4     VOLUNTARY RETIREMENT

         The Trustee may only voluntarily retire as trustee of the Funds if:

         (a) the Trustee gives to the Trust Manager not less than 3 months' (or such other period as the Trust Manager may agree) written notice of its intention to do so; and

         (b) the Trustee selects as the new Trustee of the Funds a statutory trustee whose identity is acceptable to the Trust Manager (acting reasonably) and which enters into the documents referred to in clause 17.7.

17.5     FUNDS TO BE VESTED IN NEW TRUSTEE

         Upon retiring or being removed from office, the Trustee (the OUTGOING TRUSTEE) must execute all documents and do all things necessary to vest the Funds or cause them to be vested, in the person appointed as the successor Trustee (the INCOMING TRUSTEE).

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17.6     RELEASE OF OUTGOING TRUSTEE

         Upon retirement or removal, the Outgoing Trustee shall have no further obligations under this Deed, but retirement or removal will not affect any of the rights, obligations or liabilities of the Outgoing Trustee accrued or arising before retirement or removal.

17.7     INCOMING TRUSTEE TO EXECUTE DEED

         The Incoming Trustee must execute all documents as the Trust Manager requires to:

         (a) assume with effect from the date its appointment becomes effective, all of the rights, powers, discretions and obligations of the Trustee under this Deed and the Transaction Documents to which the Outgoing Trustee is or was a party or of which it had the benefit, as if the Incoming Trustee had originally been a party to, or had had the benefit of this Deed and any such Transaction Document as the Trustee; and

         (b) indemnify the Outgoing Trustee for all liabilities of the Outgoing Trustee under or in respect of the Bonds issued by the Outgoing Trustee which mature on or after the date of the retirement or removal of the Outgoing Trustee, and for all other liabilities and expenses incurred by the Outgoing Trustee for which it is entitled to be indemnified out of the Funds and which have not been recouped by it, provided that the liability of the Incoming Trustee under such indemnity shall be limited to the same extent provided for in clause
                  25.9 and any payment shall rank in the same priority pursuant to clause 25.9 as the corresponding liability for which the Outgoing Trustee claims such indemnification.

17.8     TRUST MANAGER AND OUTGOING TRUSTEE TO SETTLE AMOUNTS PAYABLE

         The Trust Manager may:

         (a) settle with the Outgoing Trustee the amount of any sums payable by the Outgoing Trustee to the Trust Manager or the Incoming Trustee, or by the Trust Manager to the Outgoing Trustee under this Deed; and

         (b) give or accept from the Outgoing Trustee a discharge in respect thereof.

         Any such settlement or discharge shall (except in the case of any fraud, negligence or wilful default on the part of the Outgoing Trustee or its officers, employees, agents and delegates) be conclusive and binding upon all persons.

17.9     OUTGOING TRUSTEE TO RETAIN LIEN

         Notwithstanding the retirement or removal of the Outgoing Trustee and the indemnity in favour of the Outgoing Trustee by the Incoming Trustee as contemplated by clause 17.7, the Outgoing Trustee will retain a lien over each Fund to meet claims of any Creditors of the Outgoing Trustee as trustee of the Fund, to the extent that the claims of those Creditors are not properly and duly satisfied by the Incoming Trustee.

17.10    DELIVERY OF DOCUMENTS

         The Outgoing Trustee must immediately upon termination of its appointment becoming effective deliver to the Incoming Trustee (or at its direction) the Data Base and all other books, documents, records and property relating to the Funds under its control. The Outgoing Trustee is entitled to take, and keep copies of such books, documents and records. Each of the Trust Manager and the

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         Incoming Trustee must produce the originals of such books, documents and records in its possession upon the giving of reasonable written notice by the Outgoing Trustee.

17.11    NOTICE TO SECURITY TRUSTEE OF INCOMING TRUSTEE

         The Incoming Trustee or the Trust Manager must give notice to the Security Trustee (if any) as soon as practicable following the appointment of the Incoming Trustee.

18.      TRUST ACCOUNTS

18.1     OPENING OF TRUST ACCOUNTS

         The Trustee:

         (a) must, as directed by the Trust Manager, open a separate account with a Bank in respect of each Fund. Each such account must:

                  (i)      be opened in the name of the Trustee;

                  (ii) bear a designation indicating the Fund to which it relates; and

                  (iii) in the case of a Rated Fund, be maintained with a Bank whose debt obligations are rated at all relevant times by the Designated Rating Agency, not lower than the Designated Rating; and

         (b) may open such additional accounts with a Bank in respect of a Fund as the Trust Manager may direct.

18.2     LOCATION OF TRUST ACCOUNTS

         (a) Unless otherwise directed in writing by the Trust Manager, the principal Trust Account of each Fund must be opened and maintained at a branch of a Bank in New South Wales.

         (b) If directed to do so by the Trust Manager, the Trustee must open Trust Accounts with a branch of a Bank outside New South Wales provided that the Trustee enters into arrangements with the relevant Bank so that as soon as practicable after the receipt of moneys to the credit of any such account, such moneys are to be transferred to the credit of the principal Trust Account of the relevant Fund.

18.3     AUTHORISED SIGNATORIES

         The Trustee must ensure that the only authorised signatories for any Trust Account are officers or employees of the Trustee.

18.4     BANK STATEMENTS AND ACCOUNT INFORMATION

         (a) The Trustee must give to the Trust Manager (and any other person from time to time specified by the Trust Manager):

                  (i) copies of all statements for a Trust Account promptly following receipt of the same by the Trustee; and

                  (ii) such explanations and reconciliations as to any such statements as may from time to time reasonably be required by the Trust Manager (or such other person).

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         (b)      The Trustee authorises the Trust Manager to obtain statements and information in relation to each Trust Account direct from the Bank at which it is held.

18.5     DEPOSITS

         Subject to this Deed and except in respect of payments made through the Austraclear System, the Trustee must pay into the Trust Account of a Fund the following moneys:

         (a) subject to clause 6.8(b) and (d), the Issue Proceeds of each Issue by the Trustee as trustee of that Fund;

         (b) all proceeds of sale and other moneys received under or in respect of the Authorised Investments of that Fund;

         (c) all money received under or in respect of any Transaction Documents entered into by the Trustee in its capacity as trustee of that Fund; and

         (d) all other moneys received by the Trustee in respect of that Fund.

18.6     WITHDRAWALS

         Subject to this Deed, the Trustee may withdraw funds from a Trust Account and apply them in:

         (a) settling or purchasing Authorised Investments in accordance with this Deed and making payments required in connection with the holding of Authorised Investments;

         (b) making payments to the Bondholders or the Beneficiaries of that Fund;

         (c) paying amounts payable by the Trustee under any Transaction Documents entered into by the Trustee in its capacity as trustee of that Fund; and

         (d)      paying Expenses of that Fund.

18.7     CENTRAL CLEARING ACCOUNT

         The Trustee, as trustee of a number of Funds, may maintain an account with a Bank as a clearing account for the receipt of money comprising Assets of those Funds generally, provided that as soon as practicable after the receipt of money to the clearing account and the identification of the Fund to which the money relates, the Trustee must ensure that the Bank credits that money to the Trust Account for that Fund. The Trustee may mix or co-mingle the Assets of one Fund with the Assets of another Fund in accordance with this clause.

19.      AUDITORS

19.1     APPOINTMENT OF AUDITOR

         The Trustee must appoint an auditor of each Fund within one month of the creation of that Fund pursuant to this Deed. The auditor must be a firm of chartered accountants some of whose members are Registered Company Auditors.

19.2     REMOVAL AND RETIREMENT OF AUDITOR

         (a)      The Trustee may from time to time remove an Auditor.

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         (b)      An Auditor may retire at any time upon giving [one months']
                  written notice (or such shorter period as the Trustee may agree) to the Trustee of its intention to so retire.

19.3     APPOINTMENT OF REPLACEMENT AUDITOR

         Any vacancy in the office of an Auditor occurring under clause 19.2 must be filled by the Trustee appointing as auditor a firm of chartered accountants some of whose members are Registered Company Auditors.

19.4     AUDITOR MAY HAVE OTHER OFFICES

         An Auditor may also be the auditor of the Trustee, the Trust Manager, a Related Body Corporate of the Trustee or the Trust Manager or of any other Fund but a member of the firm appointed as an Auditor may not be an officer, a partner of an officer or an employee of the Trustee, the Trust Manager or a Related Body Corporate of the Trustee or the Trust Manager.

20.      RECORDS AND FINANCIAL STATEMENTS

         (a) The Trust Manager must keep accounting and other records which correctly record and explain the Assets and financial position of each Fund, and all transactions entered into by the Trustee as trustee of each Fund, in a manner which will enable the preparation from time to time of true and fair Financial Statements of each Fund and the auditing of those Financial Statements.

         (b) The Trust Manager must make all accounting records available to the Trustee for inspection at all reasonable times without charge.

         (c) All Financial Statements must be prepared in accordance with Approved Accounting Standards.

         (d) The Trust Manager must deliver to the Trustee and the Security Trustee not later than three months after the end of each Financial Year of each Fund, the Financial Statements of that Fund for that Financial Year, duly audited by the Auditor.

         (e) The Trust Manager must ensure that the Financial Statements of each Fund are audited by the Auditor as at the end of each Financial Year.

         (f) The Trust Manager must ensure that all necessary tax returns for each Fund are prepared and lodged within any applicable time limits.

21.      PAYMENTS FROM FUNDS AND TERMINATION

21.1     PAYMENTS BY TRUSTEE

         The Trustee must, at the direction of the Trust Manager, pay all amounts received by it in respect of each Fund in accordance with the Transaction Documents in relation to that Fund.

21.2     INCOME OF THE FUND

         For each Financial Year in respect of a Fund the Trust Manager will ascertain the following on behalf of the Trustee:

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         (a)      the net income of that Fund in accordance with section 95(1)
                  of the Taxation Act (the TAX INCOME); and

         (b) the net income of that Fund in accordance with conventional accounting principles applicable to the administration of trusts (the ACCOUNTING INCOME).

21.3     INCOME ENTITLEMENT

         Notwithstanding anything to the contrary contained in this Deed:

         (a) (PRESENT ENTITLEMENT) the Residual Income Beneficiaries of each Fund shall, as at the end of each Financial Year for that Fund, have an absolute vested interest in, and be presently entitled to, the income of that Fund for that Financial Year in accordance with their respective Income Percentages; and

         (b) (APPLICATION OF INCOME) unless the Trustee (in consultation with the Trust Manager) otherwise determines, having regard to any relevant taxation or other implications for the Trustee (disregarding for these purposes any possible operation of clause 21.4) for any Financial Year for that Fund, for the purposes of paying, applying, distributing, setting aside or allocating any income in respect of that Financial Year for the benefit of the Residual Income Beneficiaries of that Fund in accordance with the terms of this Deed, the income that is to be so paid, applied, distributed, set aside or allocated shall be whichever is the greater of the Tax Income or the Accounting Income for that Financial Year.

21.4     DISTRIBUTION OF EXCESS TAX INCOME

         For the avoidance of doubt, in the event that the Tax Income of a Fund exceeds the Accounting Income of that Fund in any Financial Year then, notwithstanding anything to the contrary in this Deed, the Trust Manager must direct the Trustee to, and the Trustee shall, so far as possible, ensure that such excess is allocated to the Residual Income Beneficiaries of that Fund in accordance with their respective Income Percentages and shall take such action as is reasonably necessary to give effect to this clause.

21.5     PAYMENTS TO BENEFICIARIES

         (a) (DISTRIBUTABLE INCOME DUE AS AT CLOSE OF FINANCIAL YEAR) The income of a Fund for a Financial Year (to the extent not previously distributed) shall, subject to clause 21.8, constitute a debt due as at the end of that Financial Year by the Trustee as trustee of the Fund to each Residual Income Beneficiary of that Fund who is entitled to the income under clause 21.3(a) and shall, subject to clause 21.8, be payable under paragraph (b).

         (b) (PAYMENT) Subject to clause 21.7, the Trustee may, on the instructions of the Trust Manager, make interim distributions of the income of a Fund to the Residual Income Beneficiaries of that Fund in accordance with their respective Income Percentages and shall as soon as practicable after the end of a Financial Year pay the income of that Fund (to the extent not previously distributed) to the Residual Income Beneficiaries of that Fund in accordance with their respective Income Percentages.

21.6     APPLICATION OF FUND INCOME

         (a)      If by the last day of any Financial Year for a Fund (the LAST
                  DAY) the Trustee has not effectively dealt with the whole of the income of that Fund for that Financial Year by

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                  paying, applying or distributing it, or by setting it aside, then the income not so paid, applied, distributed or set aside shall be deemed to have been irrevocably applied and set aside on the Last Day by the Trustee on behalf of, and shall be held by the Trustee on and from the Last Day upon trust absolutely for, the Residual Income Beneficiaries of that Fund in accordance with their respective Income Percentages (including, for these purposes, the allocation of excess Tax Income (if any) pursuant to clause 21.4).

         (b) If the Trustee fails to effectively allocate any excess to the Residual Income Beneficiaries in accordance with clause 21.6, then such excess shall vest or be deemed to be vested in those Residual Income Beneficiaries in accordance with their respective Income Percentages.

         (c) For the purposes of this clause 21.6, references to income of a Fund for any Financial Year shall be to the greater of the Tax Income or the Accounting Income for that Fund for that Financial Year.

21.7     APPLICATION OF RESIDUAL INCOME BENEFICIARIES' ENTITLEMENTS

         (a)      To the extent that there is an amount payable under clause
                  21.3 which is to be paid in priority to the amounts payable to a Residual Income Beneficiary of a Fund, that Residual Income Beneficiary directs the Trustee to meet that amount as an application of that Residual Income Beneficiary's entitlement to the income of that Fund.

         (b) Notwithstanding paragraph (a) of this clause, once an amount is paid out of a Fund to a Residual Income Beneficiary during a Financial Year, that amount may not be recovered from that Residual Income Beneficiary for any reason or by any person except to the extent that the amount was paid in error.

21.8     TRUST MANAGER TO ENSURE COMPLIANCE BY TRUSTEE

         Without limiting its other obligations under this Deed, the Trust Manager, in exercising its powers and carrying out its duties in accordance with this Deed, must, to the extent possible, ensure that the Trustee complies with its obligations under this clause 21.

21.9     DISTRIBUTION ON VESTING DATE

         The Trustee, at the direction of the Trust Manager, must as soon as practicable following the Vesting Date for a Fund:

         (a)      sell or convert into cash:

                  (i)      all of the Assets of the Fund; or

                  (ii) if the Vesting Date occurs following the giving by the Residual Income Beneficiaries of that Fund of a notice under clause 9.2 requiring transfer in specie, and subject to the terms of any relevant Warehouse Funding Agreement, so much of the assets of the relevant Warehouse Fund as are necessary to enable it to discharge in full, or make full provision for:

                           (A) all Taxes which are or may become payable in respect of that Warehouse Fund;

                           (B) all Expenses incurred but not previously paid of that Warehouse Fund;

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                           (C)      all other amounts which are or may become
                                    payable by it to Creditors of that Fund; and

                           (D) all amounts in respect of which it is entitled to be reimbursed or indemnified under this Deed;

         (b) apply the proceeds of sale or conversion in the manner and order set out in clause 21.1; and

         (c) subject to the Fund Creation Notice and the Transaction Documents in relation to that Fund, transfer the balance of that Fund to the Residual Income Beneficiaries of that Fund in accordance with their respective Income Percentages, either in cash or, if the Vesting Date occurs following the giving of notice by the Residual Income Beneficiaries under clause 9.2 and that notice requires the transfer in specie, in specie.

22.      THE REGISTER

22.1     DETAILS TO BE KEPT ON THE REGISTER

         The Trustee must, subject to clause 22.8, keep a register in which shall be inscribed the following information in respect of each Issuing
         Fund:

         (a)      the name of the Issuing Fund;

         (b)      the date of the creation of the Issuing Fund;

         (c)      the Issue Dates for Bonds issued in relation to the Fund;

         (d)      the number and Face Value of Bonds issued on each Issue Date;

         (e) the Supplementary Bond Terms (and any amendments or variations thereto made pursuant to clause 27), and Series, for all such Bonds;

         (f)      the name, address and tax file number of each holder of Bonds;

         (g)      the number of Bonds held by each Bondholder;

         (h) details of any Registration Confirmation issued to a Bondholder;

         (i)      the date on which a person was entered as the holder of Bonds;

         (j)      the date on which a person ceased to be a Bondholder;

         (k) the account to which any payments due to a Bondholder are to be made (if applicable);

         (l) a record of each payment in respect of the Bonds in relation to the Issuing Fund (including the then Face Value on the Bonds); and

         (m) such other information as the Trustee or the Trust Manager considers necessary or desirable.

22.2     PLACE OF KEEPING REGISTER, COPIES AND ACCESS

         The Register must be:

         (a) kept at the Registrar's principal office in Sydney or at such place as the Trustee may, from time to time, nominate;

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         (b)      open for inspection by a Bondholder during normal business hours but only in respect of information relating to that Bondholder; and

         (c) not available to be copied by any person (other than the Trust Manager) except in compliance with such terms and conditions (if any) as the Trust Manager and Trustee in their absolute discretion may impose.

22.3     BRANCH REGISTERS

         (a) The Registrar must if requested by the Trust Manager establish and maintain a branch register or registers (each a BRANCH REGISTER) on which shall be entered the names of those Bondholders who request that their names, and the Bonds held by them, shall be so recorded, the Bonds in respect of which the request is made, the date on which the name of any Bondholder was entered on such Branch Register and any other details considered necessary or desirable by the Trustee or the Trust Manager. The name of such Bondholder and details regarding such Bonds shall be removed from any Register other than such Branch Register.

         (b) Every Branch Register shall be designated as the Branch Register for the place where it is established.

         (c) The Trust Manager may direct the Registrar to discontinue a Branch Register and if it does so, the Registrar must transfer all entries from that Branch Register to some other Branch Register or to the Register as directed by the Trust Manager.

         (d) Except where otherwise expressly stated in this Deed or where the context otherwise requires, every reference in this Deed to the "Register" shall include every Branch Register.

         (e) Bonds registered on a Branch Register may, at the request of a Bondholder and with the consent of the Registrar, be transferred to another Branch Register or to the Register.

22.4     DETAILS ON REGISTER CONCLUSIVE

         The Registrar is:

         (a) not obliged to enter on the Register notice of any trust, Security Interest or other interest in respect of any Bonds;

         (b) entitled to recognise the person inscribed as a Bondholder in the Register as the absolute owner of the relevant Bonds; and

         (c) not bound or affected by any trust affecting the ownership of any Bonds,

         in each case unless ordered by a court or required by statute.

22.5     CLOSING OF REGISTER

         (a) (DETERMINING ENTITLEMENTS) The Register shall be closed by the Registrar for the purpose of determining the Interest Entitlements and Principal Entitlements of Bondholders during the period commencing from the close of business on the day which is 5 clear Business Days (or such other period agreed between the Registrar and the Trust Manager or set out in the relevant Bond Terms) prior to, and ending on the commencement of business on the Business Day immediately after, each Interest Payment Date and each Amortisation Date respectively of the relevant Bonds.

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         (b)      (IN NORMAL COURSE) The Registrar may with prior notice to the relevant Bondholders close the Register for such other periods as the Registrar may nominate in the notice, provided that the aggregate period for which the Register may be closed in total (under this paragraph and paragraph (a)) in any calendar year must not exceed 30 Business Days or such other period as the Registrar and the Trust Manager may agree.

         (c)      (SUPPLEMENTARY BOND TERMS) Notwithstanding paragraphs (a) and
                  (b) above, the Supplementary Bond Terms for any Bonds may specify that the Register in relation to those Bonds will be closed for periods or in circumstances other than those referred to in paragraphs (a) and (b).

22.6     ALTERATION OF DETAILS ON REGISTER

         Upon the Registrar being notified of any change of name or address or payment or other details of a Bondholder by the Bondholder, the Registrar must alter the Register accordingly.

22.7     RECTIFICATION OF REGISTER

         If:

         (a)      an entry is omitted from the Register;

         (b) an entry is made in the Register otherwise than in accordance with this Deed;

         (c)      an entry wrongly exists in the Register;

         (d)      there is an error or defect in any entry in the Register; or

         (e) default is made or unnecessary delay takes place in entering in the Register that any person has ceased to be the holder of Bonds,

         (f) Registrar must rectify the same promptly upon becoming aware of its existence.

22.8     TRUSTEE MAY APPOINT REGISTRAR

         The Trustee may, and must if required to do so by the Trust Manager, appoint another person to be the Registrar in relation to an Issuing Fund, and to do, in relation to that Issuing Fund, all of the things which this Deed requires the Registrar to do or contemplates will be done by it, provided that:

         (a) the appointment of that person must be by written agreement between the Trustee, the Trust Manager and the Registrar;

         (b) in the case of a Rated Fund, the appointment of that person must not cause the credit rating assigned to Bonds issued by the Trustee as trustee of that Fund to be downgraded to lower than the Designated Rating for that Fund;

         (c) the Trustee or the Trust Manager on behalf of the Trustee must exercise its rights and enforce performance by that person of its obligations under that agreement in accordance with clause 15.3; and

         (d) subject to paragraph (c), neither the Trustee nor the Trust Manager shall have any liability to any Bondholder or Beneficiary for the performance by that person of its obligations.

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23.      MEETINGS OF BONDHOLDERS

23.1     GOVERNING PROVISIONS

         The convening, holding of, and conduct of meetings of Bondholders, and the exercise of voting rights and the passing of resolutions at those meetings are governed by:

         (a)      the provisions of Schedule 7; and

         (b)      the provisions of the relevant Security Trust Deed (if any).

23.2     SECURITY TRUST DEED PREVAILS

         The provisions of the Security Trust Deed for a Fund relating to meetings of Bondholders may override, suspend, modify, supplement, delete or render inapplicable any of the provisions of Schedule 7. If there is any inconsistency between the provisions of the relevant Security Trust Deed and Schedule 7, the provisions of the Security Trust Deed prevail.

24.      PAYMENTS GENERALLY

24.1     CHEQUE DETAILS

         Any moneys payable by the Trustee to a Bondholder or a Beneficiary under this Deed may be paid by:

         (a) a "not negotiable" cheque in favour of the Bondholder or the Beneficiary (as the case may be) despatched by post to the registered address of the Bondholder or to the address of the Beneficiary for the purposes of clause 26.1; or

         (b) at the option of the Bondholder (which option may be exercised on an Application for Bonds or a Transfer and Acceptance Form) or the Beneficiary (as the case may be) by direct transfer to a designated bank account in Australia of the Bondholder or the Beneficiary.

24.2     PAYMENTS GOOD DISCHARGE

         Every payment made in accordance with clause 23.1 shall be in full satisfaction of the moneys payable and shall be a good discharge to the Trustee and to the Trust Manager. Neither the Trustee nor the Trust Manager is responsible for any moneys which are not credited to the bank account of a Bondholder or a Beneficiary if the Bank at which the Trust Account from which the payment is made is held has been instructed to effect the direct transfer referred to in clause 23.1(b).

24.3     VALID RECEIPTS

         The receipt of the Trustee for any moneys shall discharge the person paying the same from all liability to make any further enquiry in relation thereto. Every such receipt shall as to the moneys paid or expressed to be received in such receipt, effectually discharge the person paying such moneys from such liability or enquiry and from being concerned to see to the application or being answerable or accountable for any loss or misapplication of such moneys.

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25.      TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY

25.1     POWERS ADDITIONAL

         The following provisions of this clause 25 are in addition to any rights or powers conferred on the Trustee or the Trust Manager at law or in equity. Each of them is to be construed separately and except where expressly stated, none of them limits the others.

25.2     RELIANCE ON CERTIFICATES

         Subject to clause 25.4, neither the Trustee nor the Trust Manager shall incur any liability in respect of any action taken or thing suffered by it in reliance upon any document (including, for example, any notice, resolution, direction, consent, certificate, receipt or statement) given to or served on it for the purposes of or pursuant to this Deed which it reasonably believes to be genuine, and to be signed by persons authorised to do so and having power to bind the person on whose behalf the document is or purports to be given.

         In preparing any such document each of the Trustee and the Trust Manager is entitled to assume that each person under any Authorised Investment other Transaction Document or any other deed, agreement or arrangement has performed or will perform their obligations thereunder in full by the due date and otherwise in accordance with the terms thereof, unless the Trustee or the Trust Manager has notice to the contrary.

25.3     NO LIABILITY

         If either the Trustee or the Trust Manager incurs any liability to any person as a consequence of having relied, in accordance with clause 25.2, upon a document which was forged or does not bind the person on whose behalf it was purportedly given, the Trustee or the Trust Manager (as the case may be) is entitled to reimbursement for the amount of such loss from the relevant Fund.

25.4     NOTICES FROM TRUSTEE AND TRUST MANAGER

         Whenever any document or communication is to be given by the Trust Manager or the Trustee to the other of them, the recipient may accept as sufficient a document which it reasonably believes to be signed on behalf of the giver by any two Authorised Signatories of the giver of the notice. The recipient of the notice is not responsible for any loss arising from any act, neglect, mistake or discrepancy of the giver of the notice or any officer, employee, agent or delegate of the giver of the notice in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, whether or not an error in any such information, document, form or list is reproduced by the recipient in any step taken by it under this Deed.

25.5     COMPLIANCE WITH LAWS

         The Trustee and the Trust Manager shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which the Trustee or the Trust Manager is prohibited from doing by any applicable law (or any ordinance, rule, regulation or by-law made pursuant thereto) or by any order or judgment of any competent court or other tribunal.

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25.6     RELIANCE ON EXPERTS

         Each of the Trustee and the Trust Manager:

         (a) may act upon the opinion or advice of, or information obtained from the Trust Manager (in the case of the Trustee only), the Trustee (in the case of the Trust Manager only) the Master Servicer or any barristers, solicitors, bankers, accountants, brokers, valuers and other professional advisers (whether instructed by the Trustee, the Trust Manager or the Master Servicer) believed by it in good faith to be expert and properly informed in relation to the matters upon which they are consulted; and

         (b) is not liable for anything done or suffered by it in good faith in reliance upon such opinion, advice or information.

25.7     POWERS, AUTHORITIES AND DISCRETIONS

         Except as otherwise expressly provided in this Deed, neither the Trustee nor the Trust Manager is liable for any loss (whether consequential or otherwise), costs or damages resulting from the exercise of (or failure to exercise) its rights, powers or discretions or the performance of (or failure to perform) its obligations under this Deed, except where such losses, costs or damages are caused by the fraud, negligence or wilful default of the Trustee or the Trust Manager (as the case may be).

25.8     LEGAL AND OTHER PROCEEDINGS

         (a) (INDEMNITY FOR LEGAL COSTS) Subject to paragraph (b), the Trustee and the Trust Manager are entitled to be indemnified out of a Fund, and the Trustee may pay from the Fund all reasonable legal costs and disbursements and all other cost, disbursements, outgoings and expenses incurred by the Trustee or the Trust Manager in connection with:

                  (i) properly enforcing or preparing for the enforcement of, or properly preserving its rights under; and

                  (ii) the proper initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of,

                  this Deed or any other Transaction Document or otherwise under or in respect of that Fund.

         (b)      Nothing in paragraph (a) affects:

                  (i) any obligation of the Trustee to restore the Assets of any Fund because of a failure by the Trustee to exercise in relation to the Fund the degree of care, diligence and prudence required of a trustee or because of some other neglect, default or breach of duty by the Trustee, having regard to the powers and duties conferred on the Trustee by this Deed; or

                  (ii) any remedy which the Trustee, any Bondholder or any Beneficiary may have against the Trust Manager under any Transaction Document.

25.9     LIABILITY OF TRUSTEE UNDER TRANSACTION DOCUMENTS

         (a) The Trustee has no personal liability in relation to any of its obligations under or arising out of this Deed or any of the Transaction Documents entered into in its capacity as trustee of a Fund.

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         (b)      In relation to each such obligation, the liability of the
                  Trustee is limited to and does not extend beyond the Assets of the relevant Fund as they stand at the time at which the obligation is met or satisfied.

         (c) The Trustee is not liable to meet or satisfy any such obligation from its own assets (except the Trustee's Indemnity) and each such obligation must be met or satisfied from the relevant Fund or the Trustee's Indemnity.

         (d) The preceding paragraphs apply notwithstanding the fact that the liabilities of the Trustee in its capacity as the trustee of a Fund may from time to time and at any time almost equal, equal or exceed the value of the Assets of that Fund at the relevant time.

         (e) The previous paragraphs of this clause 25.9 do not apply to the liability of the Trustee in relation to any obligation which in any Transaction Document the Trustee expressly assumes in its personal capacity.

         (f) It is acknowledged by the Trustee that the Assets of each Fund at any time will include the amount of any compensation found by a Final Judgment (or admitted by the Trustee) to be payable by the Trustee to restore that Fund because of a failure by the Trustee to exercise in relation to the Fund the degree of care, diligence and prudence required of a trustee or because of some other neglect, default or breach of duty by the Trustee having regard to the powers and duties conferred on the Trustee by this Deed, in either case occurring before the time in question and causing loss to the Fund quantified before the time in question.

         (g) For the purposes of this clause 25.9, FINAL JUDGMENT means a judgment of a court of law in Australia against which there can be no appeal or in relation to which the time to appeal has expired.

25.10    TRUSTEE'S INDEMNITY NOT BE IMPAIRED

         (a) The Trustee is indemnified out of the Assets of each Fund against all liabilities, losses, costs and expenses incurred by the Trustee in performing any of its duties or exercising any of its powers in relation to that Fund pursuant to this Deed or the relevant Transaction Documents.

         (b) The indemnity given in paragraph (a) will not be voided and will apply to permit payment of any liability of the Trustee to Creditors of a Fund notwithstanding any failure by the Trustee to exercise the degree of care, diligence and prudence required of a trustee or neglect, default or breach of duty by the Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed, including where the failure or the negligence, default or breach of duty involved, on the part of the Trustee, dishonesty or any wilful act or omission known by the Trustee to be a breach of trust.

         (c) If the Trustee fails to exercise the degree of care, diligence and prudence required of a trustee or there occurs any other neglect, default or breach of duty by the Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed:

                  (i) the Trustee may not receive, hold the proceeds or otherwise have the benefit of the indemnity given in paragraph (a) otherwise than on behalf of and on trust for the Creditors of the relevant Fund; and

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                  (ii)     the Trustee may only be indemnified to the extent
                           necessary to allow it to discharge its liabilities to those Creditors.

         (d)      Nothing in this clause 25.10 is to be taken:

                  (i) as imposing any restriction upon any right which any person may have to bring an action against the Trustee for loss or damage suffered by reason of the Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee or any other neglect, default or breach of duty by the Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed; or

                  (ii) as conferring upon the Trustee a right to be indemnified out of the Fund against any loss the Trustee (in its personal capacity) suffers in consequence of an action brought against it by reason of the Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee or any other neglect, default or breach of duty by the Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed.

25.11    TRUST MANAGER'S RIGHT OF INDEMNITY

         The Trust Manager is entitled to be indemnified out of the relevant Fund in respect of any liability, cost or expense properly incurred by it in its capacity as manager of the relevant Fund or so incurred by any of its delegates, sub-delegates or agents.

25.12    CONFLICTS

         Without limiting clause 15.3, nothing in this Deed prevents the Trustee, the Trust Manager or any Related Body Corporate or Associate (as defined in Part 1.2, Division 2 of the Corporations Act) of either of them (all being included in this clause in references to the Trustee and the Trust Manager) from:

         (a)      subscribing for, buying or selling Bonds;

         (b) in the ordinary course of its business contracting or acting in any capacity as representative or agent or otherwise or entering into any financial, banking, development, insurance, agency, broking or other transaction with the Trustee as trustee of any Fund or any other trust, or in its personal capacity;

         (c) providing any advice or services to the Trustee as trustee of any Fund; or

         (d)      being interested in any such contract or transaction.

         The Trustee and the Trust Manager shall not be in any way liable to account to any Bondholder, any Beneficiary or any other person for any profits or benefits made or derived from or in connection with any such transaction.

25.13    CONSUMER CREDIT CODE

         (a)      The Trust Manager, the Master Servicer and the Trustee agree:

                  (i) without limiting any other provision of this Deed and subject to paragraph (b) below, the Master Servicer shall indemnify the Trustee, free of any set-off or counterclaim, against all Penalty Payments which the Trustee is required to pay personally or in its capacity as trustee of a Fund and arising in connection with the

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                           performance of its duties or exercise of its powers
                           under this Deed in relation to that Fund;

                  (ii) the Master Servicer shall be the nominated credit provider for the purposes of section 75 of the Consumer Credit Regulations (Western Australia) for the purposes of all Regulated Loans and Regulated Mortgages; and

                  (iii) the Master Servicer must, subject to paragraph (b), pay to the Trustee on demand any amount which the Trustee may recover from the Master Servicer under section 75 of the Consumer Credit Regulations (Western Australia) by virtue of the Master Servicer being the nominated credit provider.

         (b) If the Trustee makes a Penalty Payment, the Trustee shall have no right to recover the amount of that Penalty Payment from the Master Servicer if that Penalty Payment was made as a result of:

                  (i) the Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee; or

                  (ii) any other neglect, default or breach of duty by the Trustee,

                  in either case, having regard to the powers, authorities and discretions conferred on the Trustee by this Deed.

         (c) For the avoidance of doubt, but subject to paragraph (d), clause 25.10 applies to a Penalty Payment.

         (d) If the Trustee has made, is obliged to make or intends to make a Penalty Payment, and is, or claims to be, entitled to recover the amount of that Penalty Payment from the Master Servicer under paragraph (a), the Trustee may not exercise the right of indemnity conferred by clause 25.10 in respect of that Penalty Payment unless:

                  (i) it has made demand on the Master Servicer for recovery of that Penalty Payment under paragraph (a); and

                  (ii) the Master Servicer has failed to pay the amount of that Penalty Payment to the Trustee within 10 Business Days after that demand.

26.      NOTICES

26.1     NOTICES GENERALLY

         Subject to clause 26.2, every Notice:

         (a)      must be in writing in order to be valid;

         (b) must be deemed to have been duly served, given or made in relation to a party if it is:

                  (i) delivered to the address of that party set out in paragraph (e) (or at such other address as may be notified in writing by that party to the other party from time to time); or

                  (ii)     posted by prepaid registered post to such address; or

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                  (iii)    sent by fax to the fax number set out in
                           sub-paragraph (e) (or to such other number as may be notified in writing by that party to the other party from time to time);

         (c) shall be sufficient if executed by the party giving, serving or making the same or on its behalf by any two Authorised Signatories of such party;

         (d)      shall be deemed to be given, served or made:

                  (i) (in the case of prepaid registered post) within 2 Business Days after posting;

                  (ii) (in the case of fax) on receipt of a transmission report confirming successful transmission; and

                  (iii)    (in the case of delivery by hand) on delivery;

         (e) the addresses and facsimile numbers for service of Notices as referred to in sub-paragraph (b) of this clause are as follows:

                  THE TRUSTEE

                  35 Clarence Street
                  Sydney NSW 2000

                  By fax: (02) 8295 8675
                  Attention: Senior Manager, Securitisation

                  THE TRUST MANAGER

                  Level 6
                  12 Castlereagh Street
                  SYDNEY NSW 2000

                  By fax: (02) 9225 0864
                  Attention: Manager, Operations

                  A BENEFICIARY

                  The address or fax number set out in the relevant Beneficiary Register or as otherwise notified by the Beneficiary to the Trust Manager from time to time.

26.2     NOTICES TO BONDHOLDERS

         A Notice by the Trustee or the Trust Manager to Bondholders shall be deemed to be duly given or made by an advertisement placed on a Business Day in The Australian Financial Review (or other nationally distributed newspaper).

26.3     NOTICES TO DESIGNATED RATING AGENCIES

         The Trust Manager must provide a copy of each Notice to Bondholders in a Rated Fund to each Designated Rating Agency for that Fund as from time to time agreed in writing with that Rating Agency.

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27.      AMENDMENT

27.1     AMENDMENT BY TRUSTEE

         Subject to clause 27.2, the Trustee and the Trust Manager may by way of supplemental deed vary or amend this Deed (including this clause) in respect of any one or more Funds or any Supplementary Bond Terms so long as such variation or amendment is:

         (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

         (b) in the opinion of the Trustee necessary to comply with the provisions of any statute or regulation or with the requirements of any Government Body;

         (c)      in the opinion of the Trustee, is:

                  (i)      required by; or

                  (ii)     a consequence of; or

                  (iii)    consistent with; or

                  (iv) appropriate, expedient or desirable for any reason as a consequence of,

                  the introduction or imposition of, or any amendment or alteration to, any statute, regulation or requirement of any Governmental Body or any decision by any court (including, without limitation, the introduction or imposition of any Tax, any amendment to any regulation imposing a Tax, the issue of or amendment to any ruling by the Commissioner or Deputy Commissioner of Taxation or the issue of any government announcement or statement or the handing down of any decision by any court that has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Funds);

         (d)      to apply only in respect of a Fund not yet constituted;

         (e) necessary to ensure that this Deed is not required to be registered with or approved by any Government Body in any Australian Jurisdiction;

         (f) in the reasonable opinion of the Trustee not prejudicial to the interests of the Bondholders or Beneficiaries in respect of any Fund previously constituted (in the case of a variation or amendment affecting that Fund); or

         (g) approved by an Extraordinary Resolution of Bondholders and by the Beneficiaries of any Fund to which the alteration, addition or modification applies.

27.2     CERTAIN PROVISIONS NOT TO BE VARIED

         The Trustee may not vary or amend clause 21, clause 27.1 or this clause
         27.2 insofar as they relate to Funds previously constituted (except pursuant to paragraphs (a), (b) or (c) of clause 27.1), without the unanimous consent of all Bondholders and all Beneficiaries of that Fund.

27.3     COPY OF AMENDMENTS TO BONDHOLDERS

         The Trust Manager must upon request by a Bondholder, provide the Bondholder with a copy of the supplemental deed effecting any variation or amendment to this Deed.

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27.4     COPY OF AMENDMENTS IN ADVANCE TO DESIGNATED RATING AGENCIES

         The Trust Manager must provide a copy of a proposed variation or amendment to this Deed insofar as it applies to a Rated Fund to each Designated Rating Agency for the Rated Fund at least 5 Business Days (or such other period as may from time to time be agreed by the Trust Manager with the Designated Rating Agency) prior to the same taking effect.

28.      MISCELLANEOUS

28.1     DATA BASE CONFIDENTIAL

         Each of the Trustee and the Trust Manager must keep the Data Base confidential in so far as the same is held by it and shall not disclose the same to any other person (including any of its Related Bodies Corporate) except:

         (a) as permitted or required by any Transaction Document or necessary for any party to a Transaction Document (including the Trustee, the Trust Manager and the Master Servicer) to perform its respective duties and obligations thereunder;

         (b) as required for the enforcement or attempted enforcement of any Transaction Document;

         (c) to any professional adviser, delegate, agent or sub-agent of the Trustee, the Trust Manager or the Master Servicer under a power contained in a Transaction Document;

         (d) to the officers, employees and directors of the Trustee, the Trust Manager or the Master Servicer made in the performance by the Trustee, the Trust Manager or the Master Servicer respectively of its duties and obligations under the Transaction Documents or at law;

         (e) to the Auditor of any Fund or as required by the Auditor of any Fund;

         (f)      as required by law or by any Government Body; or

         (g) in the case of a Rated Fund, to the Designated Rating Agency for that Fund.

28.2     WAIVERS, REMEDIES CUMULATIVE

         Save as provided in this Deed, no failure to exercise and no delay in exercising on the part of the Trustee or the Trust Manager any right, power or privilege under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of such right power or privilege, or the exercise of any other right, power or privilege.

28.3     GOVERNING LAW

         This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales.

28.4     JURISDICTION

         (a) Each of the Trustee, the Trust Manager, the Beneficiaries and the Bondholders irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts of the State of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Deed.

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         (b)      Each of the Trustee, the Trust Manager, the Beneficiaries and
                  the Bondholders irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings and any claim it may now or in the future have that any such action or proceeding has been brought in an inconvenient forum.

28.5     SEVERABILITY OF PROVISIONS

         In the event that any provision of this Deed is prohibited or unenforceable in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed or affecting the validity or enforceability of such provision in any other jurisdiction.

28.6     COUNTERPARTS

         This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

28.7     INSPECTION OF THIS DEED

         The Beneficiaries and the Bondholders may inspect a copy of this Deed at the office of the Trust Manager during normal business hours, but shall not be entitled to a copy thereof.

28.8     NON-BUSINESS DAYS

         If the date upon which any payment is due to be made or other thing is due to be done is not a Business Day, that payment must be made or thing must be done on the next day which is a Business Day.

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SCHEDULE 1


FORM OF FUND CREATION NOTICE


                          [Letterhead of Trust Manager]


Permanent Custodians Limited
35 Clarence Street
Sydney NSW 2000

Attention: Senior Manager, Securitisation


Dear Sirs

ARMS II PROGRAM: FUND CREATION NOTICE

We refer to the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 made between Permanent Custodians Limited as Trustee and Australian Mortgage Securities Limited as Trust Manager (as amended from time to time).

Words and expressions defined in the Master Trust Deed have the same meaning when used in this Fund Creation Notice, unless otherwise defined herein.

In accordance with clause 3.2 of the Master Trust Deed, we give you this Fund Creation Notice for the following Fund (the FUND):

(a)      the Fund is to be a [Warehouse] [Issuing]* Fund;

(b)      the Initial Amount for the Fund is $ ;

(c) the initial Beneficiary/Beneficiaries of the Fund is/are [insert details];

(d) the entitlements of the Beneficiary/Beneficiaries is/are: [the entire beneficial interest in the Fund] [insert other details];

(e)      the name of the Fund is [          ];

(f)      the Income Distribution Dates for the Fund are as follows:

         [insert details];

(g)      the Fund is [not]* to be a Rated Fund;

(h)      the Designated Rating Agency for the Fund is [          ]; and

(i)      the Designated Rating for the Fund is [insert details]*.

We enclose our cheque in your favour in settlement upon you of the Initial
Amount.

Yours faithfully

-----------------
Authorised Signatory
Australian Mortgage Securities Limited

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SCHEDULE 2


FORM OF ISSUE NOTICE


                          [Letterhead of Trust Manager]


Permanent Custodians Limited
35 Clarence Street
Sydney NSW 2000

Attention: Senior Manager, Securitisation

Dear Sirs

ARMS II PROGRAM: ISSUE NOTICE

We refer to the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 made between Permanent Custodians Limited as Trustee and Australian Mortgage Securities Limited as Trust Manager (as amended from time to time).

Words and expressions defined in the Master Trust Deed have the same meaning when used in this Issue Notice, unless otherwise defined herein.

1. In accordance with clauses 5.1 and 6.1 of the Master Trust Deed, we require you, as Trustee of the [insert details of Issuing Fund] to issue the following Bonds:

         (a) the name or designation to be ascribed to the Bonds is [insert details];

         (b)      the aggregate Face Value of the Bonds to be issued is $[    ];

         (c)      the denominations in which the Bonds are to be issued is
                  $[     ] per Bond;

         (d)      the Issue Date is [insert details];

         (e) the following Transaction Documents are required to be entered into in connection with the issue of the Bonds:

         (f) [insert details of Security Trust Deed, all Enhancements and all Interest Hedges to be entered into by Trustee]

         (g) Copies of [drafts of] those Transaction Documents are enclosed.

         (h) [the Bonds will comprise a single Series all being totally fungible] [the Bonds will comprise [insert number] Series having principal terms as follows:

         (i)      [insert details as per (b)-(e) above for each Series]]; and

         (j) the Portfolio to be acquired with the Issue Proceeds is [not] comprised in the Assets of a Warehouse Fund, [, being the
                  [        ] Fund]. [The person for whose benefit the Issue
                  Proceeds of the Bonds are to be held pursuant to clause 6.8(a) of the Master Trust Deed is [insert details]].

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2.       We attach:

         (a) details of the Portfolio which are to be acquired by you, in your capacity as Trustee of the Issuing Fund, with the Issue Proceeds;

         (b)      the Supplementary Bond Terms applicable to the Bonds; and

         (c) a letter/certificate from the Designated Rating Agency addressed to you confirming that the Bonds [in each Series] will be rated not lower than the Designated Rating [for that Series]; [and that Bonds previously issued by you as Trustee of the Issuing Fund will not be downgraded to a credit rating lower than the Designated Rating as a result of the issue of the Bonds specified in this Issue Notice].

3.       We certify that:

         (a) the terms of the Master Trust Deed with respect to the proposed Issue have been, and will on the Issue Date, continue to be complied with; and

         (b) assuming that all parties to all Transaction Documents entered into by you as Trustee of the relevant Issuing Fund, and all issuers of Authorised Investments from time to time comprised in the Assets of the Issuing Fund comply in full with their respective obligations under those Transaction Documents and Authorised Investments, and having regard to:

                  (i)      the terms of the Transaction Documents;

                  (ii) the terms of the Mortgages comprised in the Portfolio;

                  (iii)    the anticipated Expenses of the Issuing Fund; and

                  (iv) all other information available to us as at the date of this notice,

                  you will, in your capacity as Trustee of the Issuing Fund, have available to you sufficient funds to enable you to comply with your obligations under those Transaction Documents.


Yours faithfully

--------------------
Authorised Signatory
Australian Mortgages Securities Limited

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SCHEDULE 3


FORM OF PORTFOLIO COMPLIANCE CERTIFICATE


                          [Letterhead of Trust Manager]


Permanent Custodians Limited
35 Clarence Street
Sydney NSW 2000

Attention: Senior Manager, Securitisation

Dear Sirs

ARMS II PROGRAM: PORTFOLIO COMPLIANCE CERTIFICATE

We refer to:

(a) the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 made between Permanent Custodians Limited as Trustee and Australian Mortgage Securities Limited as Trust Manager (as amended from time to time); and

(b)               the Issue Notice (the ISSUE NOTICE) given by us to you dated
         [       ] requiring you to issue the Bonds referred to therein in your capacity as Trustee of the [insert details of Issuing Fund].

Words and expressions defined in the Master Trust Deed have the same meaning when used in this Portfolio Compliance Certificate, unless otherwise defined herein.

We certify, with respect to each Mortgage comprised in the Portfolio specified in the Issue Notice that:

1. on the date of its settlement, except as disclosed to you in writing and approved or waived by you on or prior to settlement, all of the representations and warranties made by us pursuant to clause 12.1 of the Master Origination and Servicing Agreement were true and correct by reference to the facts and circumstances then existing;

2. we are not aware of any fact, event or circumstance which would lead us to believe that any of those representations and warranties, or any other warranties, statements, certificates or other information provided to us by the relevant Mortgagor, Approved Solicitor, Approved Valuer or any other person prior to settlement of that mortgage were incorrect, untrue or misleading in any material respect at the time they were made;

3. we are not aware of any fact, event or circumstance which would cause any of those representations and warranties to be untrue or incorrect if repeated on the date of this Portfolio Compliance Certificate by reference to the facts and circumstances now existing;

4. We are not aware of any circumstances relating to that Mortgage or the relevant Property which could reasonably be expected to diminish, as at the date of this Portfolio Compliance Certificate, the value or marketability of the Property from that stated in the relevant valuation;

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5.       The Borrower in respect of each such Mortgage is not in arrears in the payment of any periodic payments secured by that Mortgage, except to the extent disclosed to and approved by the Designated Rating Agency for the purposes of the letter or certificate from the Designated Rating Agency attached to the Issue Notice;

6. we are not aware of any circumstances relating to that Mortgage, the relevant Property, the relevant Mortgagor or any relevant Guarantor which could reasonably be expected to cause a prudent investor to:

         (a)      regard the Mortgage as an unacceptable investment;

         (b)      expect the Mortgagor to default under the Mortgage; or

         (c) diminish the value or marketability of the Property from that stated in the relevant Valuation; and

7. we are not aware of the occurrence of any Event of Default in relation to that Mortgage which has not been remedied to our satisfaction or waived in accordance with the Master Origination and Servicing Agreement.

The statements made by us above are based upon a review of the Database and the records maintained by us with respect to the Portfolio under and in accordance with the Master Trust Deed and the Master Origination and Servicing Agreement. We have made no specific enquiry or investigation as to any of the matters referred to in the statements made above.


Yours faithfully

--------------------
Authorised Signatory
Australian Mortgage Securities Limited

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SCHEDULE 4

FORM OF BOND APPLICATION


                          [Insert Name of Issuing Fund]


TO:         Permanent Custodians Limited [the TRUSTEE]

            and

            Australian Mortgage Securities Limited [the TRUST MANAGER]

FROM:       ______________________ACN
            [insert name]

of:         ______________________(the APPLICANT)
            [insert address]

The Applicant applies for the following bonds (the BONDS) to be issued by the Trustee, as Trustee of the [insert name of Issuing Fund] (the FUND) established pursuant to the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 (as amended from time to time) made between the Trustee and the Trust Manager relating to the ARMS II Funds.

BONDS APPLIED FOR

Name/Designation:

Maturity Date:

Number of Bonds:

[Series:]

Interest Payment Dates:

[Amortisation Dates:]

Aggregate Face Value applied for:

ACKNOWLEDGEMENT AND AGREEMENT OF APPLICANT

The Applicant acknowledges and agrees that:

1. the Bonds will be issued upon and subject to the terms of the Master Trust Deed, the Supplementary Bond Terms relating to the Bonds inscribed in the Register in accordance with the Master Trust Deed, and
         the Security Trust Deed dated [     ] executed by the Trustee, in its
         capacity as Trustee of the Fund, in favour of [     ] as Security
         Trustee;

2. the Trustee has no personal liability in relation to any of its obligations under or arising out of the Bonds or any other Transaction Document entered into in its capacity as Trustee of the Fund;

3. the liability of the Trustee under or in respect of the Bonds and the other Transaction Documents entered into in its capacity as Trustee of the Fund is limited to and does not extend beyond the Assets of the Fund as they stand at the time at which such obligations are to be met or satisfied; and

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4.       the Trustee is not liable to meet or satisfy any such obligation from its own assets (except the Trustee's Indemnity) and each such obligation must be met or satisfied from the relevant Fund or the Trustee's Indemnity.

PAYMENTS

Payments due under the Bonds should be made:

/ / By cheque posted to the above address.

/ / To the credit of the following account:

         Name of Bank:
         Address of Bank:
         Account No.:
         Name of Account:
         Applicant's tax file number:

INTERPRETATION

Words and expressions which are defined in the Master Trust Deed have the same meaning when used in this Bond Application.

SIGNED:
        -------------------

DATED:
        -------------------

- If the Applicant is a trustee, this Bond Application must be completed in the name of the Applicant and signed by the Applicant without reference to any trust.

- If the Applicant is a corporation, it must be executed either under the Applicant's common seal or under Power of Attorney executed under its common seal.

- If this Bond Application is signed under Power of Attorney, the Attorney certifies that he or she has not received notice of revocation of that Power of Attorney. A certified copy of the Power of Attorney must be lodged with this Bond Application.

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SCHEDULE 5

FORM OF REGISTRATION CONFIRMATION

FUND:

NAME/DESIGNATION OF BONDS:

[SERIES]:

FACE VALUE (AS AT THE DATE HEREOF):

INTEREST RATE:

INTEREST PAYMENT DATES:

[AMORTISATION DATES]:

MATURITY DATE:



This confirms that:

BONDHOLDER:

ACN (if applicable):

ADDRESS:

appears in the Register as the holder of the abovementioned Bonds (the BONDS).

The Bonds are issued by Permanent Custodians Limited, ACN 001 334 636 (the TRUSTEE) in its capacity as trustee of the abovementioned Fund (the FUND) established pursuant to a Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 for the ARMS II Funds (as amended from time to time).

The Bonds are issued subject to the provisions of the Master Trust Deed, the Supplementary Bond Terms in relation to the Bonds [and the Security Trust Deed
dated [         ] in relation to the Fund]. A copy of the Trust Deed, the
Supplementary Bond Terms [and the Security Trust Deed] are available for inspection by Bondholders at the offices of Australian Mortgage Securities
Limited, ACN 003 072 446 (the TRUST MANAGER) at [   ].

The Trustee has no personal liability in relation to any of its obligations under or arising out of the Bonds or any other Transaction Document entered into in its capacity as Trustee of the Fund.

The liability of the Trustee under or in respect of the Bonds and the other Transaction Documents entered into in its capacity as Trustee of the Fund is limited to and does not extend beyond the Assets of the Fund as they stand at the time at which such obligations are to be met or satisfied.

The Trustee is not liable to meet or satisfy any such obligation from its own assets (except the Trustee's Indemnity) and each such obligation must be met or satisfied from the relevant Fund or the Trustee's Indemnity.

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This Bond Registration Confirmation is not a certificate of title and the
Register is the only conclusive evidence of the abovementioned Bondholder's entitlement to Bonds.

Transfers of Bonds must be pursuant to Transfer and Acceptance in the form required by the Trust Deed. Executed Transfers and Acceptances must be submitted to the Registrar.

Words and expressions which are defined in the Master Trust Deed have the same meanings when used in this Registration Confirmation.

Dated:

For and on behalf of the Registrar

------------------------
Authorised Signatory

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SCHEDULE 6

FORM OF TRANSFER AND ACCEPTANCE


                          [Insert Name of Issuing Fund]

To:   Permanent Custodians Limited, ACN 001 334      Registry        Date Lodged
      636 (the REGISTRAR)                              Use             / /
                                                      Only


TRANSFEROR
(Full Name, ACN (if applicable) and
Address)
(Please Print)

TRANSFERS TO
TRANSFEREE
(Full Name, ACN (if applicable) and
Address)
(Please Print)

The following Bonds (the BONDS) issued by the Trustee, as trustee of [insert name of Fund] constituted under the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 made between Permanent Custodians Limited as Trustee (the TRUSTEE) and Australian Mortgage Securities Limited as Trust Manager (as amended from time to time):

Name/Designation:

Maturity Date:
Number of Bonds:
[Series]:

[Original Face Value as at Issue Date]:

Interest Payment Dates:

[Amortisation Dates]:

                                                               Settlement Amount

                                                               $

and all of the Transferor's right, title, benefit and interest in and to the same (including all Interest Entitlements accrued thereon but unpaid).

TRANSFEROR
           -------------------------------------------------
(Signature: see Notes)

WITNESS                                                  Date  / /
        -------------------------------------------------

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TRANSFEREE
           -------------------------------------------------
(Signature: see Notes)

WITNESS                                                  Date  / /
        -------------------------------------------------

PAYMENTS
(Tick where appropriate)

               / / In accordance with existing instructions (existing
                   Bondholders only)

               / / By cheque posted to the above address

               / / By credit to the following account in Australia and the name of the Transferee only


               Tax File Number (if applicable):


---------------------------------------------
Authorised Signature of Transferee Date / /


NOTES FOR COMPLETION

- If the Transferor/Transferee is a trustee, this Transfer and Acceptance must be completed in the name of the Transferor/Transferee and signed by it without reference to any trust.

- If the Transferor/Transferee is a corporation, this Transfer and Acceptance must be executed either under common seal or under Power of Attorney.

- If this Transfer and Acceptance is signed under Power of Attorney, the Attorney certifies that he or she has not received notice of revocation of that Power of Attorney. A certified copy of the Power of Attorney must be lodged with this Transfer and Acceptance.

- This Transfer and Acceptance must be lodged with the Registrar for registration.

CONDITIONS OF TRANSFER

- The Transferor and the Transferee acknowledge that the transfer of the Bonds shall only take effect on the inscription of the Transferee's name in the Register as the Bondholder of the Bonds.

- The Transferee accepts the Bonds upon and subject to the provisions of the Master Trust Deed, the Supplementary Bond Terms inscribed in the Register in relation to the Bonds [and the Security Trust Deed dated
         [        ] executed by the Trustee as trustee of the Fund in favour of
         [        ] as Security Trustee in relation thereto].

- The Transferee acknowledges that it has made its own independent assessment and investigations regarding its investment in the Bonds. It has not relied upon the Trustee, Australian Mortgage Securities Limited, or any other person or any materials or other information prepared or distributed by any of them.

- The Register shall be closed by Registrar for the purpose of determining the Interest Entitlements and Principal Entitlements of Bondholders during the period commencing from the close of business on the day which is 5 clear Business Days (or such other period agreed between the Registrar and the Trust Manager or set out in the relevant Bond Terms) prior to, and ending on the commencement of business on the Business Day immediately after, each Interest Payment Date and each

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         Amortisation Date respectively of the relevant Bonds. The Registrar may with prior notice to the Bondholders close the Register for such other periods as the Registrar may nominate in the notice, provided that the aggregate period for which the Register may be closed in total (under this paragraph) in any calendar year must not exceed [30 Business Days] or such other period as the Registrar and the Trust Manager may agree.

- If the Transferee is a non-resident for Australian taxation purposes, withholding tax will be deducted from all interest payments unless proof of an exemption is provided to the Trustee.

-        [Insert any restrictions on the transfer of Bonds.]

- The Trustee has no personal liability in relation to any of its obligations under or arising out of the Bonds or any other Transaction Documents entered into in its capacity as Trustee of the Funds.

- The liability of the Trustee under or in respect of the Bonds and the other Transaction Documents entered into in its capacity as Trustee of the Fund is limited to and does not extend beyond the Assets of the Fund as they stand at the time at which such obligations are to be met or satisfied.

- The Trustee is not liable to meet or satisfy any such obligation from its own assets (except the Trustee's Indemnity) and each such obligation must be met or satisfied from the relevant Fund or the Trustee's Indemnity.

MARKING (IF APPLICABLE)

The Registrar certifies that the Transferor is inscribed in the Register as the holder of the Bonds specified in this Transfer and Acceptance. The Registrar will not register any transfer of such Bonds other than pursuant to this Transfer and Acceptance before [insert date].

Dated:

For and on behalf of Permanent Custodians Limited
(as Registrar)


---------------------------
Authorised Signatory

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SCHEDULE 7

PROCEDURES FOR BONDHOLDER'S MEETING

1.       CONVENING OF MEETINGS

1.1      A meeting of Bondholders:

         (a) may be convened at any time by the Trust Manager or the Trustee; and

         (b)      must be convened by the Trust Manager:

                  (i)      if requested to do so by the Trustee;

                  (ii) if requested to do so by Bondholders of Bonds whose aggregate Face Value is not less than 5% of the aggregate Face Value of all Bonds outstanding.

1.2 Each meeting of Bondholders will be held at such time and place as the Trust Manager approves.

2.       NOTICE OF MEETINGS

2.1 The Trust Manager must give notice of a proposed meeting of Bondholders to each Bondholder, the Trustee, each Security Trustee and each Designated Rating Agency as follows:

         (a) the notice must specify the day, time and place of the meeting and the nature of each specific resolution (if any) to be proposed at that meeting;

         (b) the notice must be given 5 Business Days in advance of the meeting (inclusive of the day on which the notice is given and of the day on which the meeting is held);

         (c) the notice may be given to each recipient in any manner provided in relation to that recipient under this Deed.

2.2 A meeting convened otherwise than in accordance with paragraph 2.1 is deemed to be duly convened if it is so agreed by Bondholders representing a quorum.

2.3 An accidental omission to give notice to, or the non-receipt of notice by, any person entitled to such notice, does not invalidate the proceedings at any meeting.

3.       CHAIRMAN

         A person (who need not be a Bondholder and who may be a representative of the Trust Manager or the Trustee) nominated in writing by the Trustee is entitled to take the chair at every meeting of Bondholders. If, however, no such nomination is made or the person nominated is not present at the meeting within 15 minutes after the time appointed for the meeting to be held, the Bondholders present may choose one of their number to be chairman.

4.       QUORUM

4.1 Subject to paragraph 4.2, at any meeting of Bondholders any 2 or more persons present in person holding, or holding proxies representing, in aggregate not less than 50% of the aggregate Face Value of the Bonds outstanding as at the date of the notice convening the meeting form a quorum for the transaction of business. No business (other than the choosing of a chairman) may be transacted at any meeting unless the requisite quorum is present at the commencement of business.

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4.2      For the purposes of passing an Extraordinary Resolution, the quorum required at a meeting of Bondholders is that there be persons present holding, or holding proxies representing, in aggregate not less than 67% of the aggregate Face Vale of the Bonds outstanding as at the date of the notice convening the meeting.

5.       ADJOURNMENT

5.1 If within 15 minutes from the time appointed for any meeting of Bondholders a quorum is not present then:

         (a) if convened upon the requisition of Bondholders, the meeting will be dissolved; and

         (b) in any other case the meeting will stand adjourned (unless the Trust Manager agrees that it be dissolved) for such period, not being less than 7 days nor more than 21 days, as may be appointed by the chairman. At such adjourned meeting two or more Bondholders present in person holding, or holding proxies representing, not less than 25% of the Aggregate Face Value of the Bonds outstanding as at the date of the notice convening the meeting, will form a quorum and will have the power to pass any resolution (including an Extraordinary General Meeting) and to decide upon all matters which could properly have been dealt with at the meetings from which the adjournment took place had a quorum been present at such meeting.

5.2 The chairman may with the consent of (and must if directed by) any meeting adjourn the same from time to time and from place to place but no business may be transacted at any adjourned meeting except business which might lawfully have been transacted at the meeting from which the adjournment took place.

5.3 At least 5 days' notice of any meeting adjourned through want of a quorum must be given in the same manner as an original meeting and must state the quorum required at that adjourned meeting. That notice need not contain any further information regarding the adjourned meeting.

6.       VOTING PROCEDURE

6.1 Every question submitted to a meeting will be decided in the first instance by a show of hands.

6.2 In case of equality of votes the chairman has, both on a show of hands and on a poll, a casting vote in addition to the vote or votes (if any) to which he may be entitled as a Bondholder or as a proxy.

6.3 Unless a poll is (before or on the declaration of the result of the show of hands) demanded by the chairman, the Trust Manager or the Trustee or by one or more persons holding, or holding proxies representing, not less than 5% of the aggregate Face Value of the Bonds outstanding as at the date of the notice convening the meeting, a declaration by the chairman that a resolution has been carried by a particular majority or lost or not carried by any particular majority is conclusive evidence of the fact without proof of the number or proportion of the votes recorded in favour of or against such resolution.

6.4 If a poll is demanded, it must be taken in such manner and (subject to paragraph 6.5) either at once or after such an adjournment as the chairman directs. The demand for a poll will not prevent the continuance of the meeting for the transaction of any business other than the question on which the poll has been demanded.

6.5 Any poll demanded at any meeting on the election of a chairman or on any question of adjournment will be taken at the meeting without adjournment.

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6.6      Subject to the chairman's casting vote under paragraph 6.2:

         (a) on a show of hands every Bondholder present has one vote and every person holding proxies has one vote for each Bondholder for whom it holds a proxy;

         (b) on a poll every person present has one vote for each $100,000 (but not part thereof) of the aggregate Face Value of the Bonds outstanding (as at the date of the notice convening the meeting) that he holds or in respect of which he holds a proxy; and

         (c)      any person entitled to more than one vote need not:

                  (i)      use all his votes; or

                  (ii)     cast all his votes in the same way.

7.       RIGHT TO ATTEND AND SPEAK

         The Trustee and the Trust Manager (through their respective representatives) and their respective financial and legal advisers are entitled to attend and speak at any meeting of Bondholders. No other person is entitled to attend or vote at any meeting of the Bondholders or to join with others in requesting the convening of such a meeting unless he is a Bondholder or holds a proxy from a Bondholder.

8.       APPOINTMENT OF REPRESENTATIVES

8.1      Each appointment of a proxy:

         (a)      must be in writing;

         (b) if so required by the Trust Manager must be accompanied by proof satisfactory to the Trust Manager of its due execution; and

         (c) must be deposited with the Trust Manager at its address for service of notices under this Deed or at such other place as the Trust Manager designates or approves not less than 24 hours before the time appointed for holding the meeting or adjourned meeting at which the named proxy proposes to vote.

         In default, the appointment of proxy is not valid unless the chairman of the meeting decides otherwise before such meeting or adjourned meeting proceeds to business.

8.2      The proxy named in any appointment of proxy need not be a Bondholder.

8.3 A Bondholder which is a corporation may by a certificate in writing under its common seal appoint any person as its representative to act as that Bondholder's representative at any meeting of Bondholders and to exercise on the Bondholder's behalf all of the powers which the Bondholder is entitled to exercise under these Procedures.

8.4 Neither the Trustee nor the Trust Manager is obliged to investigate or be concerned with the validity of, or the authority of, the proxy named in any appointment of proxy or any representative named in an appointment under paragraph 8.3.

8.5 Any vote cast in accordance with the terms of an appointment of proxy conforming with paragraph 8.1 or by a representative appointed under paragraph 8.3 is valid notwithstanding the previous revocation or amendment of the appointment or of any of the Bondholder's instructions pursuant to which it was executed, provided that no intimation in writing of such revocation or amendment is received by the Trust Manager at its address for service of notices under this Deed or by the

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         chairman of the meeting not less than 24 hours before the commencement of the meeting or adjourned meeting at which the appointment is used.

9.       MINUTES AND RECORDS

9.1 Minutes of all resolutions and proceedings at every meeting of Bondholders will be made and duly entered in the books provided for that purpose by the Trust Manager.

9.2 Minutes of meetings of Bondholders if purporting to be signed by the chairman of that meeting or by the chairman of the next succeeding meeting of Bondholders are conclusive evidence of the matters therein contained and until the contrary is proved every such meeting of which minutes have been made and signed as aforesaid is deemed to have been duly convened and held and all resolutions passed or proceedings transacted at that meeting are deemed to have been duly passed and transacted.

10.      WRITTEN RESOLUTIONS

         Notwithstanding the preceding provisions of these Procedures a resolution of all of the Bondholders (including an Extraordinary Resolution) may be passed, without any meeting or previous notice being required, by an instrument or instruments in writing which is or are signed by all the Bondholders. Any such instrument or instruments are effective upon presentation to the Trust Manager for entry in the records referred to in paragraph 9.

11.      FURTHER PROCEDURES FOR MEETINGS

         Subject to all other provisions contained in this Deed, the Trust Manager may without the consent of the Bondholders prescribe such further regulations regarding the holding of meetings of Bondholders and attendance and voting at those meetings as the Trust Manager may in its sole discretion determine, including, but not limited to, such regulations and requirements as the Trust Manager thinks reasonable:

         (a) to satisfy itself that persons are in fact Bondholders who purport to requisition a meeting or who purport to make any requisition to the Trust Manager in accordance with this Deed;

         (b) to satisfy itself that persons who purport to attend or vote at any meeting of Bondholders are entitled to do so in accordance with these Procedures; and

         (c)      as to the form of appointment of a proxy.

12.      MEETINGS AND RESOLUTIONS OF CLASSES OF BONDHOLDERS

         The preceding provisions of these Procedures apply in all respects, with the necessary modifications, to meetings and resolutions of any class of Bondholders. For that purpose a reference in the preceding provisions to "Bondholders" is a reference to Bondholders of that class of Bondholders.

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EXECUTED as a deed.


SIGNED SEALED AND DELIVERED for PERMANENT
CUSTODIANS LIMITED by its attorney in the presence of:



----------------------------------            ----------------------------------
Witness Signature                             Attorney Signature

----------------------------------            ----------------------------------
Print Name                                    Print Name

SIGNED SEALED AND DELIVERED for AUSTRALIAN
MORTGAGE SECURITIES LIMITED by its attorney in the presence of:



----------------------------------            ----------------------------------
Witness Signature                             Attorney Signature

----------------------------------            ----------------------------------
Print Name                                    Print Name

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SCHEDULE 2


                                                            Amended and Restated

                                                               Master Trust Deed


                                                    Permanent Custodians Limited

                                              Australian Mortgage Securities Ltd


                                                              ARMS II Euro Funds


                                                               The Chifley Tower
                                                                2 Chifley Square
                                                                 Sydney NSW 2000
                                                                       Australia
                                                              Tel 61 2 9230 4000
                                                              Fax 61 2 9230 5333
                                                                  www.aar.com.au


                                       (C) Copyright Allens Arthur Robinson 2003

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TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                                                    1
         1.1      Definitions                                                                              1
         1.2      Interpretation                                                                          11
         1.3      Incorporated Definitions                                                                12

2.       THE ARMS II FUNDS                                                                                12
         2.1      Appointment of Trustee                                                                  12
         2.2      Separate and Distinct Funds                                                             12

3.       THE FUNDS                                                                                        12
         3.1      Beneficial Interest in Funds                                                            12
         3.2      Fund Creation Notice                                                                    12
         3.3      Creation of Additional Funds                                                            12
         3.4      Name of Funds                                                                           13
         3.5      Duration of Funds                                                                       13
         3.6      Beneficiary Register                                                                    13

3A.      BENEFICIARIES OF DESIGNATED FUNDS                                                                13
         3A.1     Acknowledgement                                                                         13
         3A.2     Residual Capital Unit                                                                   14
         3A.3     Residual Income Unit                                                                    14

4.       LIMITS ON RIGHTS OF BONDHOLDERS AND BENEFICIARIES                                                14
         4.1      General Limits                                                                          14
         4.2      Further Limits on Interests of Beneficiaries                                            15
         4.3      Ranking of Interest of Beneficiaries                                                    15
         4.4      Resolution of Conflicts                                                                 15
         4.5      No Liability of Bondholders, Couponholders or Beneficiaries                             15

5.       BONDS                                                                                            16
         5.1      Nature of Bonds                                                                         16
         5.2      Trustee's Covenant to Bondholders and Couponholders                                     16
         5.3      Minimum Face Value of Bonds                                                             16
         5.4      Bonds Not Invalid if Issued in Breach                                                   16

6.       PROCEDURE FOR ISSUE OF BONDS                                                                     16
         6.1      Form of Issue Notice                                                                    16
         6.2      Notice to Warehouse Beneficiary                                                         18
         6.3      Supplementary Bond Terms                                                                18
         6.4      Amendment                                                                               18
         6.5      Acceptance of Issue Notice                                                              18
         6.6      Non-Complying Issue Notice                                                              18
         6.7      Issue of Bonds and Transfer of Benefit of Mortgages                                     19
         6.8      Acquisition of Portfolio                                                                19
         6.9      Amount of Bonds Created for an Issuing Fund                                             20
         6.10     Action following Issue                                                                  20
         6.11     No Liability for Insufficient Moneys                                                    20

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
         6.12     Recording of Transfer and Further Assurance                                             20
         6.13     Subsequent Adjustment                                                                   20
         6.14     No Limit on Bonds                                                                       21
         6.15     Compliance with Laws                                                                    21

7.       TRANSFERS OF BONDS                                                                               21

8.       REGISTRATION CONFIRMATIONS                                                                       21

9.       WAREHOUSE FUNDING                                                                                21
         9.1      Transfer of Warehouse Assets to Another Fund                                            21
         9.2      Warehouse Trigger Event                                                                 22
         9.3      Parties to Give Effect to Transfer                                                      22
         9.4      Rights Additional to Issue of Bonds                                                     22

10.      APPOINTMENT OF TRUST MANAGER                                                                     22
         10.1     Appointment                                                                             22
         10.2     Powers of Management                                                                    23
         10.3     Trust Manager to Enforce Against Master Servicer                                        23
         10.4     Trust Manager Not Liable for Master Servicer                                            23
         10.5     Effect of Compliance as Master Servicer                                                 23
         10.6     Enforcement of Duties of Master Servicer                                                23

11.      INVESTMENT OF THE FUND                                                                           23
         11.1     Authorised Investments                                                                  23
         11.2     Trust Manager to Make Proposals                                                         24
         11.3     Trustee to Comply with Proposals                                                        24
         11.4     Authorised Investments for Rated Funds                                                  24
         11.5     Limitation on Maturity of Investments                                                   25
         11.6     Rights Attaching to Assets                                                              25
         11.7     Trustee's Dealing with Assets                                                           25
         11.8     Swaps and Enhancements                                                                  25
         11.9     Swaps and Enhancements for Rated Funds                                                  25
         11.10    Limitation of Trustee's Personal Liability                                              25
         11.11    Moneys Payable to Trustee                                                               26
         11.12    Segregation of Assets of a Fund                                                         26
         11.13    Assets of Funds                                                                         26
         11.14    Liabilities of a Fund                                                                   26
         11.15    Origination and Management of Mortgages                                                 26
         11.16    Trust Manager will act as Master Servicer                                               26
         11.17    Trust Manager's Power to Delegate                                                       27
         11.18    Trust Manager                                                                           27
         11.19    Professional Advisers                                                                   27

12.      ADDITIONAL OBLIGATIONS OF TRUST MANAGER                                                          28
         12.1     General                                                                                 28
         12.2     Additional Obligations                                                                  28
         12.3     Trust Manager Cannot Bind Trustee Unless Authorised                                     29
         12.4     Threshold Rate Obligation of Trust Manager                                              29

13.      RETIREMENT OF TRUST MANAGER                                                                      29
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
         13.1     Removal                                                                                 29
         13.2     Voluntary Retirement                                                                    29
         13.3     No Resignation by Trust Manager Unless Successor Appointed                              30
         13.4     Trustee Appoints Replacement Trust Manager                                              30
         13.5     Terms of Appointment of Incoming Manager                                                30
         13.6     Effect of Termination of Outgoing Manager                                               30
         13.7     Delivery of Documents                                                                   30
         13.8     Notice to Security Trustee of Incoming Manager                                          30

14.      TRUSTEE'S POWERS                                                                                 31
         14.1     General Power                                                                           31
         14.2     Specific Powers                                                                         31
         14.3     Delegation to Related Bodies Corporate                                                  32
         14.4     Trustee's Power to Delegate; Appoint Attorneys and Agents                               32
         14.5     Trustee Liable for Delegates                                                            32
         14.6     Delegable and Non-Delegable Duties of Trustee                                           33
         14.7     Trustee Not Liable for Third Parties                                                    33

15.      TRUSTEE'S COVENANTS                                                                              33
         15.1     General                                                                                 33
         15.2     To Act Continuously as Trustee                                                          33
         15.3     To Act Honestly, Diligently and Prudently                                               33
         15.4     No Dispositions of Assets                                                               34
         15.5     Forward Notices etc. to Trust Manager                                                   34
         15.6     Trustee will implement Trust Manager's Directions                                       34
         15.7     Custodian                                                                               34
         15.8     Perform Transaction Documents                                                           34

16.      TRUSTEE'S FEES AND EXPENSES                                                                      34
         16.1     Trustee's Fee                                                                           34
         16.2     Manager's Fee                                                                           34

17.      RETIREMENT OF TRUSTEE                                                                            34
         17.1     Mandatory Retirement                                                                    34
         17.2     Trust Manager may Remove Trustee                                                        35
         17.3     Trust Manager Appoints Replacement                                                      35
         17.4     Voluntary Retirement                                                                    35
         17.5     Funds to be Vested in New Trustee                                                       35
         17.6     Release of Outgoing Trustee                                                             35
         17.7     Incoming Trustee to Execute Deed                                                        35
         17.8     Trust Manager and Outgoing Trustee to Settle Amounts Payable                            36
         17.9     Outgoing Trustee to Retain Lien                                                         36
         17.10    Delivery of Documents                                                                   36
         17.11    Notice to Security Trustee of New Trustee                                               36

18.      TRUST ACCOUNTS                                                                                   37
         18.1     Opening of Trust Accounts                                                               37
         18.2     Location of Trust Accounts                                                              37
         18.3     Authorised Signatories                                                                  37
         18.4     Bank Statements and Account Information                                                 37
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
         18.5     Deposits                                                                                37
         18.6     Withdrawals                                                                             38
         18.7     Central Clearing Account                                                                38

19.      AUDITORS                                                                                         38
         19.1     Appointment of Auditor                                                                  38
         19.2     Removal and Retirement of Auditor                                                       38
         19.3     Appointment of Replacement Auditor                                                      38
         19.4     Auditor may have other Offices                                                          39

20.      RECORDS AND FINANCIAL STATEMENTS                                                                 39

21.      PAYMENTS FROM FUNDS AND TERMINATION                                                              39
         21.1     Payments by Trustee                                                                     39
         21.2     Income of the Fund                                                                      39
         21.3     Income Entitlement                                                                      39
         21.4     Distribution of excess Tax Income                                                       40
         21.5     Payments to Beneficiaries                                                               40
         21.6     Application of Fund income                                                              40
         21.7     Application of Residual Income Beneficiaries' Entitlements                              41
         21.8     Trust Manager to ensure compliance by Trustee                                           41
         21.9     Distribution on Vesting Date                                                            41

22.      THE REGISTER                                                                                     42

23.      MEETINGS OF BONDHOLDERS                                                                          42

24.      PAYMENTS GENERALLY                                                                               42
         24.1     Payments to Beneficiaries                                                               42
         24.2     Payments to Bondholders and Couponholders                                               42
         24.3     Payments Good Discharge                                                                 42
         24.4     Valid Receipts                                                                          42

25.      TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY                          43
         25.1     Powers Additional                                                                       43
         25.2     Reliance on Certificates                                                                43
         25.3     No Liability                                                                            43
         25.4     Notices from Trustee and Trust Manager                                                  43
         25.5     Compliance with Laws                                                                    43
         25.6     Reliance on Experts                                                                     44
         25.7     Powers, Authorities and Discretions                                                     44
         25.8     Legal and Other Proceedings                                                             44
         25.9     Liability of Trustee under Transaction Documents                                        44
         25.10    Trustee's indemnity not be impaired                                                     45
         25.11    Trust Manager's Right of Indemnity                                                      46
         25.12    Conflicts                                                                               46
         25.13    Consumer Credit Code                                                                    46

26.      NOTICES                                                                                          47
         26.1     Notices Generally                                                                       47
         26.2     Notices to Bondholders                                                                  48
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
         26.3     Notices to Designated Rating Agencies                                                   48

27.      AMENDMENT                                                                                        49
         27.1     Amendment by Trustee                                                                    49
         27.2     Certain Provisions Not to be Varied                                                     49
         27.3     Copy of Amendments to Bondholders                                                       49
         27.4     Copy of Amendments in Advance to Designated Rating Agencies                             50

28.      MISCELLANEOUS                                                                                    50
         28.1     Data Base Confidential                                                                  50
         28.2     Waivers, Remedies Cumulative                                                            50
         28.3     Governing Law                                                                           50
         28.4     Jurisdiction                                                                            50
         28.5     Severability of Provisions                                                              51
         28.6     Counterparts                                                                            51
         28.7     Inspection of this Deed                                                                 51

SCHEDULE 1                                                                                                52
         Form of Fund Creation Notice                                                                     52

SCHEDULE 2                                                                                                54
         Form of Issue Notice                                                                             54

SCHEDULE 3                                                                                                56
         Form of Portfolio Compliance Certificate                                                         56

SCHEDULE 4                                                                                                58

SCHEDULE 5                                                                                                59

SCHEDULE 6                                                                                                60

SCHEDULE 7                                                                                                61
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DATE                                                         2003

PARTIES

    1.       PERMANENT CUSTODIANS LIMITED (ACN 001 334 636) of 35 Clarence
             Street, Sydney, NSW 2000 (PCL); and

    2.       AUSTRALIAN MORTGAGE SECURITIES LTD (ACN 003 072 446) of Level 6, 12
             Castlereagh Street, Sydney, NSW 2000 (AMS).

RECITALS

    A This Deed is made for the purposes of establishing Warehouse Funds and Issuing Funds to be known collectively as the ARMS II EURO
             FUNDS.

    B PCL has agreed to act as trustee, and the Trust Manager has agreed to act as manager of the Warehouse Funds and the Issuing Funds, upon and subject to the terms of this Deed.

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Deed and the recitals to it:

         AMORTISATION DATE means, in relation to a Bond, each date upon which all or part of the principal amount of that Bond is payable in accordance with the corresponding Bond Terms.

         AMORTISATION AMOUNT means, in relation to a Bond and an Amortisation
         Date, the principal amount payable in respect of that Bond on that Amortisation Date, determined in accordance with the corresponding Bond
         Terms.

         ANCILLARY DOCUMENTS means, in relation to a Mortgage, all documents evidencing, entered into by or delivered to the Trustee in connection with:

         (a)      the Loan secured by that Mortgage; and

         (b)      the Collateral Securities for that Mortgage.

         APPROVED ACCOUNTING STANDARDS means:

         (a) accounting standards from time to time approved under the Corporations Act;

         (b) the requirements of the Corporations Act in relation to the preparation and content of accounts; and

         (c) generally accepted accounting principles and practices in Australia consistently applied, except where inconsistent with the standards or requirements referred to in paragraphs (a) or
                  (b).

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         ASSETS means, in relation to a Fund, all property and assets (real and personal (including choses in action and other rights), tangible and intangible, present or future) comprised in, and held by Trustee as trustee of that Fund.

         ASSOCIATE in relation to a person means a person that is taken to be an associate of the firstmentioned person by virtue of Division 2 of Part
         1.2 of the Corporations Act.

         AUDITOR means, in relation to a Fund, the auditor of that Fund appointed from time to time pursuant to clause 19.

         AUSTRALIAN JURISDICTION means a State or Territory of the Commonwealth and the Commonwealth of Australia.

         AUTHORISED INVESTMENTS means investments which at their date of acquisition are:

         (a)      Loans secured by Mortgages over Land;

         (b)      cash;

         (c) bonds, debentures, stock or treasury bills of the Commonwealth of Australia or the Government of any State or Territory of the Commonwealth;

         (d) debentures or stock of any public statutory body constituted under the law of the Commonwealth of Australia or of any State of the Commonwealth where the repayment of the principal secured and the interest payable thereon is guaranteed by the Commonwealth or the State;

         (e) notes or other securities of the Commonwealth of Australia or the Government of any State or Territory of the Commonwealth;

         (f)      deposits with, or the acquisition of certificates of deposit
                  (whether negotiable, convertible or otherwise), issued by, a Bank;

         (g) bills of exchange which at the time of acquisition have a remaining term to maturity of not more than 200 days, accepted or endorsed by a Bank; and

         (h)      commercial paper.

         (In paragraphs (b)-(g) inclusive of this definition, expressions shall be construed and, if necessary read down, so that the Bonds in relation to any Fund constitute "mortgage-backed securities" for the purposes of the Duties Act, 1997 of New South Wales, the Duties Act, 2000 of
         Victoria, the Duties Act, 2001 of Queensland and the Duties Act, 2001 of Tasmania).

         AUTHORISED SIGNATORY means, in relation to any corporation, any person from time to time whose name, title or position and specimen signature are set out in a certificate signed by two directors or one director and one secretary of the corporation confirming that person's appointment as an Authorised Signatory for the purposes of this Deed and/or any Transaction Document to which that corporation is a party.

         BANK means a corporation authorised under Part 2 of the Banking Act, 1959 to carry on banking business, including the general business of banking, in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking.

         BENEFICIARY means, in relation to a Fund, each Residual Capital
         Beneficiary and each Residual Income Beneficiary of that Fund.

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         BENEFICIARY REGISTER has, in relation to a Fund, the meaning given in clause 3.6(a).

         BOND TERMS means, in relation to a Bond, all of the terms and conditions applicable to that Bond, as set out in this Deed, the relevant Supplementary Bond Terms and the relevant Security Trust Deed
         (if any).

         BUSINESS DAY means a day, other than a Saturday, Sunday or public holiday on which Banks are open for business in Sydney and Melbourne.

         COLLATERAL SECURITY means, in relation to a Mortgage and a Loan secured by that Mortgage, any other guarantee, indemnity or Security Interest executed in favour of or held by the Trustee as security for the obligations secured by that Mortgage or the obligations of any person who has given any such guarantee, indemnity or Security Interest.

         CONSUMER CREDIT CODE means the Consumer Credit Code incorporated in the
         Consumer Credit (Queensland) Act 1994, as it is in force as co-operative or consistent legislation in each Australian State or Territory.

         CONSUMER CREDIT REGULATIONS means the regulations made under the Consumer Credit (Queensland) Act 1994 which apply to the Consumer
         Credit Code.

         CORPORATIONS ACT means the Corporations Act 2001 (Commonwealth).

         CREDITOR means, in relation to a Fund, a creditor of the Trustee in respect of a debt or obligation incurred by the Trustee while acting in its capacity as trustee of the Fund.

         DATA BASE means all information, data and records collected, held or stored in any way or in any medium by or for the Trustee or the Trust
         Manager relating to the Funds, their Assets and their management.

         DESIGNATED FUND means each of the following Funds:

         (a)      ARMS II Euro Fund I;

         (b)      ARMS II Euro Fund II;

         (c)      ARMS II Euro Fund III; and

         (d)      ARMS II Euro Fund IV.

         DESIGNATED RATING means, in relation to a person or an obligation, and a Rated Fund, each credit rating as specified or approved by each Designated Rating Agency for that Fund or for the obligations of the Trustee as trustee of that Fund.

         DESIGNATED RATING AGENCY means, in relation to a Fund or Bonds, each Rating Agency which has been requested by the Trust Manager to rate the debt obligations of that Fund or those Bonds.

         DOMESTIC MASTER TRUST DEED means the Master Trust Deed dated 7 March
         1995 between PCL and AMS, as amended from time to time in relation to trust funds designated as "ARMS II Funds".

         ENHANCEMENTS means a Mortgage Insurance Policy, a Stand-by Facility, a
         Guaranteed Investment Contract and any other security, support, rights or benefits in favour of the Trustee in support of or substitution for payments due under or in respect of an Authorised Investment, or payable by the Trustee under or in respect of the Bonds.

         EVENT OF INSOLVENCY means, in relation to a body corporate, any of the following events:

         (a)      an order is made that the body corporate be wound up;

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         (b)      a liquidator, provisional liquidator, controller (as defined in the Corporations Act) or administrator is appointed in
                  respect of the body corporate or a substantial portion of its assets whether or not under an order;

         (c) the body corporate enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors;

         (d) the body corporate resolves to wind itself up, or otherwise dissolve itself, or gives notice of its intention to do so, or is otherwise wound up or dissolved;

         (e)      the body corporate is or states that it is insolvent;

         (f) as a result of the operation of section 459F(1) of the Corporations Act, the body corporate is taken to have failed to comply with a statutory demand;

         (g) the body corporate takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation; or

         (h) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction,

         and in relation to a Fund means any of the above events occurring in relation to that Fund, as if that Fund were a person having independent legal capacity but not the Trustee in its capacity as trustee of any other Fund or trust.

         EXPENSES means, in relation to a Fund, all costs, charges, fees and expenses properly incurred by the Trustee or the Trust Manager in exercising its rights or performing its obligations with respect to that Fund under this Deed, to the extent to which they relate to that Fund or are properly payable from that Fund, including:

         (a)      any amounts payable or incurred by the Trustee or the Trust
                  Manager under any Transaction Document;

         (b)      any costs, fees and expenses payable to the Trustee, the Trust
                  Manager or any person engaged by the Trustee or the Trust
                  Manager pursuant to this Deed; and

         (c)      all legal costs and disbursements incurred by the Trust
                  Manager or the Trustee in connection with:

                  (i)      settling and executing any Transaction Document;

                  (ii) any subsequent consent, approval, waiver or amendment under, of or to any Transaction Document; or

                  (iii) evaluating any matter of concern to the Trust Manager or the Trustee in relation to a Transaction Document or a Fund.

         Expenses do not include general overhead costs and expenses of the Trustee or the Trust Manager (for example, rent and amounts payable to employees in connection with their employment) incurred directly or indirectly in connection with the business of the Trustee or the Trust
         Manager.

         FACE VALUE means:

         (a) in relation to a Bond, and at any time, the principal amount outstanding in respect of that Bond at that time; and

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         (b)      in relation to a Mortgage, and at any time, the principal
                  amount of the Loan secured by that Mortgage outstanding at that time;

         (c) in relation to an Authorised Investment, and at any time, the face value of that Authorised Investment or the principal amount payable in respect of that Authorised Investment at that time.

         FINANCIAL STATEMENTS means, in relation to a Fund, and a date or period, a profit and loss account for that period, a balance sheet as at that date, and all notes and other explanations of or relating to the same.

         FINANCIAL YEAR means, in relation to a Fund, each period from 1 July in one calendar year until 30 June in the next calendar year, provided that:

         (a) the first Financial Year for a Fund commences on the date upon which it is constituted in accordance with this Deed, and ends on the next 30 June; and

         (b) the final Financial Year for a Fund ends on the Vesting Date for that Fund.

         FITCH RATINGS means Fitch Australia Pty Limited.

         FUND CREATION NOTICE means a notice given by the Trust Manager to the Trustee under clause 3.2.

         FUNDING PERIOD means, in relation to a Warehouse Fund, the period for which the beneficiary of that Fund has agreed pursuant to the relevant
         Warehouse Funding Agreement to provide funding to the Trustee as trustee of that Fund, to finance the investment by the Trustee in Authorised Investments.

         FUNDS means the Warehouse Funds and the Issuing Funds (each a FUND).

         GOVERNMENT BODY means:

         (a) any person, government or the body exercising an executive, legislative, judicial or other government function of any Australian Jurisdiction; and

         (b) any person deriving a right directly or indirectly from any other Government Body.

         GUARANTEED INVESTMENT CONTRACT means a guaranteed investment contract of a type approved by the Chief Commissioner of Stamp Duties in New
         South Wales pursuant to paragraph (g) of the definition of PRESCRIBED
         PROPERTY in the dictionary to the Duties Act, 1997 of New South Wales.

         INCOME DISTRIBUTION DATE means, in relation to a Fund, each date upon which income of that Fund is to be distributed to a Beneficiary of that Fund, as specified in the Fund Creation Notice relating to that Fund or in any Transaction Document in relation to that Fund. If there is any inconsistency between the Fund Creation Notice and any Transaction
         Document as to the Income Distribution Dates for a Fund, the Transaction Document prevails.

         INCOME PERCENTAGE means, in relation to a Residual Income Beneficiary of a Fund at any time, the subscription price paid by that Residual
         Income Beneficiary for all Residual Income Units held by that Residual
         Income Beneficiary at that time divided by the aggregate of the subscription prices for all Residual Income Units subscribed for in that Fund at that time (expressed as a percentage).

         INCOMING MANAGER has the meaning given in clause 13.4.

         INCOMING TRUSTEE has the meaning given in clause 17.5.

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         INITIAL AMOUNT means, in relation to a Fund, the initial amount settled or to be settled on the Trustee to constitute that Fund, as specified in the relevant Fund Creation Notice.

         INITIAL EXCHANGE AMOUNT has the meaning given in the ISDA Definitions.

         INTEREST ENTITLEMENT means, in relation to a Bond and an Interest
         Payment Date, the amount of interest accrued in respect of that Bond and due for payment on that Interest Payment Date, determined in accordance with the relevant Bond Terms.

         INTEREST PAYMENT DATE means, in relation to a Bond, each date for the payment of interest under the Bond, determined in accordance with the relevant Bond Terms.

         ISSUE means each issue of Bonds by the Trustee under this Deed.

         ISSUE DATE means, in relation to a Bond, the date on which that Bond is issued or proposed to be issued, as the context requires.

         ISSUE NOTICE means a notice given by the Trust Manager to the Trustee under clause 5.1, as amended in accordance with clause 6.4.

         ISSUE PROCEEDS means:

         (a)      in relation to an Issue of Bonds denominated in Australian
                  Dollars, the amount received by the Trustee from the initial
                  Bondholders of the relevant Bonds in payment of the Subscription Amount for those Bonds; and

         (b) in relation to an Issue of Bonds denominated in a currency other than Australian Dollars, the aggregate of the Initial
                  Exchange Amounts received by the Trustee under the relevant
                  Currency Swaps in exchange for payment by the Trustee to the relevant Currency Swap Counterparties of the aggregate
                  Subscription Amount received from the initial Bondholders of those Bonds.

         ISSUING FUND means each trust fund from time to time created under this Deed following the giving by the Trust Manager of a Fund Creation
         Notice which specifies that the trust fund to be created is to be an Issuing Fund.

         LAND means:

         (a) any estate or interest whether at law or in equity in freehold or leasehold land, including all improvements on such land;
                  and

         (b) any parcel and any lot, common property and land comprising a parcel within the meaning of the Strata Titles Act, 1973 (New
                  South Wales) or the Community Land Development Act, 1989 (New
                  South Wales) or any equivalent legislation in any other
                  Australian Jurisdiction.

         LOAN means a loan or other form of financial accommodation made available by the Trustee as trustee of a Fund, or any other indebtedness owed to the Trustee as trustee of a Fund.

         MANAGER'S DEFAULT means, in relation to a Fund:

         (a) the Trust Manager breaches any of its obligations under this Deed or any other Transaction Document in relation to the Fund; and

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         (b)      if the breach is capable of remedy, the Trust Manager does not remedy the breach within 30 days after notice from the Trustee or the Security Trustee (if any) requiring it to be remedied.

         MANAGER'S FEE means, in relation to a Fund, the fee payable to the Trust Manager in accordance with clause 16.2.

         MASTER ORIGINATION AND SERVICING AGREEMENT means the agreement so entitled dated 7 March 1995 made between the Trustee and AMS, or any other document between the Trustee, the Trust Manager and any other person relating to the origination, management and servicing of Mortgages by that person (as the case requires).

         MASTER SERVICER means initially AMS, and subsequently the person from time to time appointed by the Trust Manager to perform the role of the Master Servicer under this Deed and the Master Origination and Servicing Agreement.

         MATURITY DATE means, in relation to a Bond, the date upon which the Face Value of that Bond is due to be reduced to zero, and the Bond is due to be redeemed in full.

         MOODY'S means Moody's Investors Service Inc of 99 Church Street, New
         York or Moody's Investors Service Pty. Limited of 55 Hunter Street,
         Sydney.

         MORTGAGE means a registered (or pending registration, registrable) mortgage over Land situated in any Australian Jurisdiction, which secures the repayment of a Loan and any other moneys payable on or in respect of that Loan.

         MORTGAGE INSURANCE POLICY means a policy of insurance under which, amongst other things, an insurer insures payment to the mortgagee of amounts payable under or in respect of, or secured by, a Mortgage.

         MORTGAGOR means the mortgagor under a Mortgage.

         NOTICE means a notice, certificate, request, demand or other communication to be given, served or made under or pursuant to this Deed.

         OUTGOING MANAGER has the meaning given in clause 13.4.

         OUTGOING TRUSTEE has the meaning given in clause 17.5.

         PENALTY PAYMENT means:

         (a) the amount of any criminal or civil penalty which the Trustee is ordered to pay under the Consumer Credit Code;

         (b) any other money ordered to be paid by the Trustee, or legal costs or other expenses payable or incurred by the Trustee related to such an order;

         (c) any amount which the Trustee agrees to pay to a debtor or other person in settlement of an application for an order under the Consumer Credit Code; and

         (d) any legal costs or other costs or expenses payable or incurred by the Trustee related to that application,

         in each case in relation to a Regulated Loan or a Regulated Mortgage.

         PORTFOLIO means:

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         (a)      in relation to an Issue, the Mortgages specified by the Trust
                  Manager in or details of which are attached to the relevant
                  Issue Notice; and

         (b) in relation to a Fund, the Mortgages from time to time comprised in the Assets of that Fund.

         PORTFOLIO COMPLIANCE CERTIFICATE means a certificate in the form set out in Schedule 3, or such other form as the Trustee and the Trust
         Manager may from time to time agree.

         RATED FUND means a Fund in respect of which there is a Designated
         Rating Agency.

         RATING AGENCY means Moody's, S&P, Fitch Ratings or any other recognised rating agency designated from time to time in writing by the Trust
         Manager to the Trustee.

         REGISTERED COMPANY AUDITOR has the same meaning as in the Corporations
         Act.

         REGULATED LOAN means a Loan comprised in the Assets of any Fund which is regulated by the Consumer Credit Code.

         REGULATED MORTGAGE means a Mortgage comprised in the Assets of any Fund which is regulated by the Consumer Credit Code.

         RELATED BODY CORPORATE has the same meaning as in section 9 of the Corporations Act.

         RESIDUAL CAPITAL BENEFICIARY means, in relation to a Fund, each holder of a Residual Capital Unit in that Fund from time to time.

         RESIDUAL CAPITAL UNIT means, in relation to a Fund, each unit in that Fund designated as such.

         RESIDUAL INCOME BENEFICIARY means, in relation to a Fund, each holder of a Residual Income Unit in that Fund from time to time.

         RESIDUAL INCOME UNIT means, in relation to a Fund, each unit in that Fund designated as such.

         S&P means Standard & Poor's (Australia) Pty. Limited, trading as
         "Standard & Poor's Ratings Group".

         SECURITY INTEREST means any mortgage, pledge, lien, charge, encumbrance, hypothecation, title retention, preferential right, trust arrangement, right of set-off, flawed asset, contingent debt arrangement and any other security arrangement or agreement.

         SECURITY TRUST DEED means, in relation to a Fund, a deed (howsoever called) between the Trustee as trustee of that Fund, the Trust Manager and a person (howsoever called) acting as trustee for Creditors under which the Trustee charges in favour of that trustee all or some of the Assets of the Fund to secure the payment of moneys owing to some or all of the Creditors of that Fund.

         SECURITY TRUSTEE means, in relation to a Security Trust Deed, initially the person in whose favour that Security Trust Deed is executed, and subsequently any successor trustee (howsoever called) appointed under that Security Trust Deed.

         SERIES means, in relation to Bonds, Bonds whose terms and conditions are the same in all respects.

         STAND-BY FACILITY means an agreement entered into by the Trustee as trustee of a Fund pursuant to which a third party agrees to finance the payment by the Trustee of amounts payable in respect of Bonds issued in respect of that Fund to cover a short-fall in the Fund due to default in the payment of amounts payable under or in respect of Mortgages comprised in that Fund.

         SUBSCRIPTION AMOUNT means, in relation to a Bond, the total amount payable upon issue of that Bond.

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         SUPPLEMENTARY BOND TERMS means, in relation to a Bond, the supplementary terms and conditions upon which that Bond is issued, as attached to or otherwise identified in the relevant Issue Notice.

         TAXATION ACT means the Income Tax Assessment Act, 1936 (Commonwealth) and the Income Tax Assessment Act, 1997 (Commonwealth).

         TAX includes all income tax, goods and services tax, withholding tax, stamp, financial institutions, registration and other duties, bank accounts debits tax and other taxes, levies, imposts, deductions and charges whatsoever (including in respect of any duty imposed on receipts or liabilities of financial institutions any amounts paid in respect thereof to another financial institution) together with interests on them and penalties with respect of them (if any) and charges, fees or other amounts made on or in respect of them.

         THRESHOLD RATE OBLIGATION means any obligation of the Trust Manager under any Transaction Document relating to any Fund to exercise its powers under this Deed and the Master Origination and Servicing
         Agreement to change the rate of interest payable on or in respect of Loans secured by Mortgages to a minimum rate required to ensure that, subject to any assumptions and having regard to any relevant matters specified in that Transaction Document, the Trustee will have available to it sufficient funds to enable it to comply with all of its obligations under the Transaction Documents for that Fund as they fall due.

         TRANSACTION DOCUMENTS means:

         (a)      this Deed;

         (b)      each Master Origination and Servicing Agreement;

         (c)      each Ancillary Document;

         (d)      each Security Trust Deed;

         (e)      each Interest Rate Swap;

         (f)      each Currency Swap;

         (g)      all Bonds and the Supplementary Bond Terms relating to them;

         (h)      all Coupons;

         (i)      each Warehouse Funding Agreement;

         (j)      each Enhancement;

         (k)      each Subscription Agreement;

         (l)      each Paying Agency Agreement; and

         (m) each other document which is expressed to be, or which is agreed by the Trust Manager and Trustee to be, a Transaction
                  Document for the purposes of this Deed,

         and in relation to a Fund means all of the foregoing to the extent that they relate to that Fund.

         TRUST ACCOUNT means, in relation to a Fund, the bank account for that Fund opened and maintained by the Trustee in accordance with clause 18.

         TRUST MANAGER means initially AMS and subsequently the person from time to time appointed to perform the role of the Trust Manager under this Deed.

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         TRUSTEE means initially PCL, and subsequently any person appointed as the trustee of the Funds in accordance with this Deed.

         TRUSTEE'S DEFAULT in relation to a Fund means:

         (a) the Trustee breaches any obligation or duty imposed on the Trustee under this Deed, or any other Transaction Document, in relation to the Fund; and

         (b) if the breach is capable of remedy, the Trustee does not remedy the breach within 30 days after notice from the Trust
                  Manager or the Security Trustee (if any) requiring it to be remedied.

         TRUSTEE'S INDEMNITY means, in relation to a Fund:

         (a) the Trustee's right of indemnity from the Assets of that Fund in respect of liabilities incurred by the Trustee acting in its capacity as trustee of that Fund; and

         (b) all equitable liens and other Security Interests which the Trustee has over the Assets of that Fund.

         VESTING DATE means, in relation to a Fund, the earlier of:

         (a)      the date that is eighty years after 7 March 1995;

         (b)      the date upon which the Fund terminates by operation of law;

         (c)      if Bonds have been issued by the Trustee as trustee of the
                  Fund:

                  (i) the date immediately following the date upon which the Trustee pays in full all moneys which are or may become due (actually or contingently) in respect of those Bonds; or

                  (ii) the date appointed by the Bondholders in relation to the Fund as the Vesting Date, in accordance with this Deed;

         (d) if Bonds have not been issued by the Trustee as trustee of the Fund, the date appointed by the Trust Manager as the Vesting
                  Date in accordance with this Deed; or

         (e) in the case of a Warehouse Fund, the date nominated by the Residual Income Beneficiaries of that Fund pursuant to clause
                  9.2.

         WAREHOUSE BENEFICIARY means, in relation to a Warehouse Fund, each Beneficiary of that Warehouse Fund.

         WAREHOUSE FUND means each trust fund from time to time created under this Deed following the giving by the Trust Manager to the Trustee of a Fund Creation Notice which specifies that the trust fund to be created is to be a Warehouse Fund.

         WAREHOUSE FUNDING AGREEMENT means any agreement or arrangement pursuant to which a Warehouse Beneficiary provides funding to the Trustee as trustee of the relevant Warehouse Fund to settle and/or purchase
         Mortgages.

         WAREHOUSE TRIGGER EVENT means, in relation to a Warehouse Fund:

         (a) a Trustee's Default occurs in relation to that Warehouse Fund and continues unremedied;

         (b) a Manager's Default occurs in relation to that Warehouse Fund and continues unremedied;

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         (c)      the Funding Period for that Warehouse Fund expires, and the
                  Trustee has not, within 5 Business Days of such expiry, given to the relevant Warehouse Beneficiary a notice under clause
                  9.1 in respect of all of the Assets comprised in that
                  Warehouse Fund; or

         (d)      any other event occurs which is defined to be a Warehouse
                  Trigger Event for that Fund in any Warehouse Funding Agreement relating to that Fund.

1.2      INTERPRETATION

         In this Deed unless the context indicates a contrary intention:

         (a) PERSON includes an individual, a body politic, a corporation and a statutory or other authority or association
                  (incorporated or unincorporated);

         (b) references to a party include that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

         (c) references to any legislation or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

         (d) CORPORATION means any body corporate wherever formed or incorporated, including any public authority or any instrumentality of the Crown;

         (e) the expression CERTIFIED by a corporation or person means certified in writing by an Authorised Signatory of the corporation or by that person respectively and CERTIFY and like expressions shall be construed accordingly;

         (f) words importing the singular shall include the plural (and vice versa) and words denoting a given gender shall include all other genders;

         (g) headings are for convenience only and shall not affect the interpretation of this Deed;

         (h) references to a clause or a Schedule are to a clause or a Schedule of this Deed;

         (i) where any word or phrase is given a defined meaning, any other part of speech or other grammatical form of that word or phrase has a corresponding meaning;

         (j) where the day on or by which any sum is payable under this Deed or any act, matter or thing is to be done is not a Business Day such sum shall be paid and such act, matter or thing shall be done on the next succeeding Business Day;

         (k) all accounting terms shall be interpreted in accordance with the Approved Accounting Standards;

         (l)      MONTH means calendar month;

         (m) a reference to any document or agreement is to such document as amended, varied, supplemented or novated from time to time;
                  and

         (n) a reference to an ENTITLEMENT of a Beneficiary of a Fund means the entitlement of that Beneficiary as set out in this Deed, the relevant Fund Creation Notice and any Transaction Document relating to that Fund.

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1.3      INCORPORATED DEFINITIONS

         Words and expressions defined in a Security Trust Deed in respect of a Fund have the same meaning when used in this Deed to the extent that this Deed relates to that Fund unless otherwise defined in this Deed.
         Such words and expressions include:

         AUSTRALIAN DOLLARS, BOND, BONDHOLDER, COUPON, COUPONHOLDER, CURRENCY
         SWAP, CURRENCY SWAP COUNTERPARTY, EXTRAORDINARY RESOLUTION, INTEREST
         RATE SWAP, INTEREST RATE SWAP COUNTERPARTY, ISDA DEFINITIONS, ISDA
         MASTER AGREEMENT, PAYING AGENCY AGREEMENT, SUBSCRIPTION AGREEMENT, US
         DOLLAR.

2.       THE ARMS II FUNDS

2.1      APPOINTMENT OF TRUSTEE

         The Trustee agrees to act as trustee of each Fund upon and subject to the terms and conditions of this Deed.

2.2      SEPARATE AND DISTINCT FUNDS

         Each Fund shall be a separate and distinct trust fund.

3.       THE FUNDS

3.1      BENEFICIAL INTEREST IN FUNDS

         The Trustee must hold each Fund, and each Asset comprised in that Fund from time to time, on trust for the Beneficiaries of that Fund upon and subject to the terms and conditions of this Deed.

3.2      FUND CREATION NOTICE

         The Trust Manager may at any time give to the Trustee a notice in, or substantially in, the form of Schedule 1 or in such other form as the Trust Manager and the Trustee may from time to time agree, duly completed and executed by an Authorised Signatory of the Trust Manager, and specifying:

         (a) whether the Fund to be created is a Warehouse Fund or an Issuing Fund;

         (b)      the Initial Amount for that Fund;

         (c) the initial Beneficiaries of that Fund and their respective entitlements as Beneficiaries of that Fund;

         (d)      the name of that Fund;

         (e)      the Income Distribution Dates for that Fund; and

         (f) in the case of a Rated Fund, the Designated Rating Agency and the Designated Rating for that Rated Fund.

3.3      CREATION OF ADDITIONAL FUNDS

         If the Trust Manager has given to the Trustee a Fund Creation Notice, then unless the Trustee rejects that Fund Creation Notice by written notice to the Trust Manager within one Business Day of it

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         being given, the Fund referred to in that notice shall be constituted immediately upon the Trust Manager settling or procuring the settlement upon the Trustee of the Initial Amount.

3.4      NAME OF FUNDS

         (a)      Each Fund shall be known by the name specified in the relevant
                  Fund Creation Notice, unless the Trustee reasonably objects to the use of that name, in which case that Fund will be called by such other name as the Trustee and the Trust Manager may agree.

         (b) The Trustee and the Trust Manager may from time to time agree in writing to change the name of a Fund.

3.5      DURATION OF FUNDS

         Each Fund shall continue until, and shall terminate on, the Vesting
         Date for that Fund.

3.6      BENEFICIARY REGISTER

         (a) The interests of any person as a Beneficiary of a Fund will be evidenced by registration in the register in relation to that Fund maintained under this clause 3.6 (the BENEFICIARY
                  REGISTER).

         (b) The Trustee must keep the Beneficiary Register in relation to each Fund at its registered office in a form that it considers appropriate and must enter on the Beneficiary Register in relation to each Fund the following particulars.

                  (i) The name and address of the holder of each unit in the Fund.

                  (ii) The date on which the name of the holder of each unit in the Fund is entered in the Beneficiary Register in relation to that Fund.

                  (iii) The date on which the holder of a unit in the Fund ceases to be registered as the holder of that unit.

                  (iv) The subscription moneys initially paid for each unit in the Fund, and the aggregate subscription moneys of all units in the Fund from time to time.

                  (v) Any other details which the Trustee considers necessary or desirable.

         (c) Each Beneficiary of a Fund shall promptly notify the Trustee of any change of its name or address and the Trustee must alter the Beneficiary Register in relation to that Fund accordingly.

3A.      BENEFICIARIES OF DESIGNATED FUNDS

3A.1     ACKNOWLEDGEMENT

         The parties acknowledge that:

         (a)      the interest of AMS as sole beneficiary of each Designated
                  Fund is represented by:

                  (i)      a single income unit (the RESIDUAL INCOME UNIT); and

                  (ii)     a single capital unit (the RESIDUAL CAPITAL UNIT);
                           and

         (b)      no other units in any Designated Fund may be issued.

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3A.2     RESIDUAL CAPITAL UNIT

         (a) The Residual Capital Beneficiary of each Designated Fund has no right to receive distributions in respect of that Designated Fund other than the right to receive the amount of A$10 on the termination of that Designated Fund. The Residual
                  Capital Unit for each Designated Fund may not be redeemed at any other time or in any other way.

         (b) The Residual Capital Unit for each Designated Fund is not transferable except:

                  (i) by AMS to another person who is not related to the Residual Income Beneficiary (the TRANSFEREE) on terms that the Transferee may not transfer the Residual
                           Capital Unit to any person other than AMS; or

                  (ii)     to AMS.

3A.3     RESIDUAL INCOME UNIT

         (a)      The beneficial interest held by the Residual Income
                  Beneficiary of each Designated Fund is limited to that Designated Fund and each Asset of that Designated Fund (other than any Asset of that Designated Fund held on trust for the Residual Capital Beneficiary of that Designated Fund under clause 3A.2) subject to and in accordance with this Deed and each other Transaction Document in relation to that Designated
                  Fund.

         (b)      Subject to clause 21, the Residual Income Beneficiary of each
                  Designated Fund is not entitled to receive distributions in respect of that Designated Fund other than:

                  (i) distributions under and in accordance with this Deed and the Transaction Documents in relation to that Designated Fund; and

                  (ii) the right to receive, on the termination of that Designated Fund, the entire beneficial interest of that Designated Fund, subject to the rights of the Residual Capital Beneficiary of that Designated Fund.

         (c) The Residual Income Unit for each Designated Fund may not be redeemed at any other time or in any other way.

         (d) The Residual Income Unit for each Designated Fund is not transferable.

4.       LIMITS ON RIGHTS OF BONDHOLDERS AND BENEFICIARIES

4.1      GENERAL LIMITS

         Subject, in the case of a Warehouse Fund, to the terms of any Warehouse
         Funding Agreement, no Bondholder, Couponholder or Beneficiary shall be entitled to:

         (a)      require the transfer to it of any Asset comprised in any Fund;

         (b) exercise any rights, powers or privileges (including instituting or defending legal proceedings) in respect of any Asset of any Fund;

         (c) attend meetings or take part in or consent to any action concerning any property or corporation in which the Trustee holds an interest;

         (d) lodge or enter a caveat or similar instrument claiming an estate or interest in any Asset of any Fund;

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         (e)      have any recourse to the Trustee in its personal capacity, except to the extent of any fraud, negligence or wilful
                  default by the Trustee; or

         (f)      seek to wind up any Fund.

4.2      FURTHER LIMITS ON INTERESTS OF BENEFICIARIES

         Subject to clause 3A, no Beneficiary may assign, transfer or otherwise encumber its beneficial interest in any Fund (otherwise than as expressly contemplated by this Deed) without the prior written consent of the Trust Manager and the Trustee (which either may give or withhold in its absolute discretion). Any assignment, transfer or encumbrance in breach of this clause shall be of no force and effect and shall not vest in any purported assignee, transferee or encumbrancee any right, title or interest in any Fund.

4.3      RANKING OF INTEREST OF BENEFICIARIES

         The rights of any Beneficiary in relation to any Fund and in relation to any payment or distribution out of any Fund shall at all times rank after, and be subject to, the rights of Bondholders in respect of the Bonds issued in relation to that Fund and other Creditors of that Fund.

4.4      RESOLUTION OF CONFLICTS

         If there is at any time a conflict between:

         (a) a duty owed by the Trustee or the Trust Manager under any Transaction Document to a Beneficiary and a duty owed by such person to the Bondholders under any Transaction Document; or

         (b) a duty owed to Bondholders of one Series of Bonds and a duty owed to Bondholders of another Series of Bonds ranking in priority after that Series,

         the Trustee or the Trust Manager must give priority:

                  (i) to the interests of the Bondholders over the interests of the Beneficiaries; and

                  (ii) to the interests of Bondholders in the same order of priority as the ranking of the Series of Bonds held by them respectively,

         and shall not, provided it acts in good faith, incur any liability to any Beneficiary or any Bondholder for so doing.

4.5      NO LIABILITY OF BONDHOLDERS, COUPONHOLDERS OR BENEFICIARIES

         No Beneficiary, Bondholder or Couponholder shall, by reason of being a Beneficiary, Bondholder or Couponholder:

         (a) have any liability to make any contribution to the Assets of any Fund; or

         (b)      be under any obligation to indemnify the Trustee, the Trust
                  Manager, the Master Servicer or any other person in respect of any of their respective liabilities (actual or contingent, present or future) arising from the exercise by them of their respective powers and the performance by them of their respective duties and obligations under this Deed and the Transaction Documents.

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5.       BONDS

5.1      NATURE OF BONDS

         The Trust Manager may by giving notice to the Trustee in accordance with clause 6, require the Trustee as trustee of an Issuing Fund, to issue debt securities:

         (a)      in such form as determined by the Trust Manager;

         (b)      in accordance with this Deed and the relevant Security Trust
                  Deed (if any); and

         (c)      with the benefit of and subject to this Deed, the relevant
                  Supplementary Bonds Terms and the relevant Security Trust Deed
                  (if any).

5.2      TRUSTEE'S COVENANT TO BONDHOLDERS AND COUPONHOLDERS

         The Trustee covenants for the benefit of:

         (a) each Bondholder, to make all payments on or in respect of the Bonds held by that Bondholder on the due date for payment;

         (b) each Couponholder, to make all payments on or in respect of the Coupons held by that Couponholder on the due date for payment; and

         (c)      each Bondholder and each Couponholder, to comply with:

                  (i)      all of the relevant Bond Terms; and

                  (ii)     the relevant Security Trust Deed (if any).

5.3      MINIMUM FACE VALUE OF BONDS

         The minimum initial Face Value of each Bond shall be as specified in the relevant Bond Terms.

5.4      BONDS NOT INVALID IF ISSUED IN BREACH

         No Bond shall be invalid or unenforceable on the ground that it was issued in breach of this Deed or any other Transaction Document.

6.       PROCEDURE FOR ISSUE OF BONDS

6.1      FORM OF ISSUE NOTICE

         Each Issue Notice must, subject to the relevant Supplementary Bond
         Terms:

         (a) be in the form of Schedule 2, or in such other form as the Trustee and the Trust Manager may from time to time agree;

         (b)      be signed by an Authorised Signatory of the Trust Manager;

         (c) be received by the Trustee not less than 5 Business Days before the Issue Date (or at such other time as may be agreed between the Trustee and the Trust Manager);

         (d)      specify:

                  (i)      the name or designation to be ascribed to the Bonds;

                  (ii)     the aggregate Face Value of the Bonds to be issued;

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                  (iii)    the denominations in which the Bonds are to be
                           issued;

                  (iv)     the Issue Date;

                  (v) all reasonable details of any Security Trust Deed, Enhancements or Currency Swaps required to be entered into by the Trustee as trustee of the relevant
                           Issuing Fund as a condition precedent to the issue of the Bonds;

                  (vi)     whether any of the Bonds will constitute a separate
                           Series of Bonds, and if so specify the information referred to in the previous sub-paragraphs of this paragraph (d) with respect to each such Series;

                  (vii) whether the Portfolio is comprised in the Assets of a Warehouse Fund, and if not the person for whose benefit the Issue Proceeds of that Issue are to be held pursuant to clause 6.8(a); and

                  (viii) all other Transaction Documents to be entered into in connection with or as a condition precedent to the issue of the Bonds;

         (e) have attached to it or otherwise identify in a manner satisfactory to the Trustee:

                  (i) details of the Portfolio which the Trustee, as trustee of the relevant Issuing Fund, is to acquire with the Issue Proceeds;

                  (ii) the Supplementary Bond Terms applicable to those Bonds, which must specify the details referred to in clause 6.3; and

                  (iii) if the relevant Issuing Fund is a Rated Fund, a letter or certificate from the Designated Rating
                           Agency addressed to the Trustee confirming that the Bonds in each Series specified in the Issue Notice will be rated not lower than the Designated Rating for that Series, and if Bonds have previously been issued by the Trustee as trustee of that Issuing Fund that the issue of the Bonds specified in the Issue
                           Notice will not cause the credit rating assigned to the Bonds previously issued to be downgraded to a credit rating lower than the Designated Rating for those Bonds; and

         (f)      contain a certification by the Trust Manager that:

                  (i)      the terms of this Deed with respect to the proposed
                           Issue have been, and will on the Issue Date continue to be complied with;

                  (ii) the acquisition of the Portfolio and the characteristics of the Portfolio are consistent with all information memoranda, notices, reports, statements and the like given to Bondholders or prospective Bondholders, and will not cause any statements made in any such document or statement to be misleading or deceptive, or likely to mislead or deceive; and

                  (iii)    assuming that all parties to all Transaction
                           Documents relating to the relevant Issuing Fund, and all issuers of Authorised Investments from time to time comprised in the Assets of that Issuing Fund comply in full with their respective obligations under those Transaction Documents and Authorised
                           Investments and having regard to:

                           (A)      the terms of those Transaction Documents;

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                           (B)      the terms of the Mortgages comprised in the
                                    relevant Portfolio;

                           (C)      the anticipated Expenses of that Issuing
                                    Fund; and

                           (D)      all other information available to the Trust
                                    Manager,

                           the Trustee will have available to it sufficient funds to enable it to comply with its obligations under those Transaction Documents.

6.2      NOTICE TO WAREHOUSE BENEFICIARY

         If the Portfolio of which details are attached to an Issue Notice in accordance with clause 6.1(e)(i) comprises Assets of a Warehouse Fund, the Trust Manager must give a copy of the Issue Notice to each Beneficiary of that Warehouse Fund at the same time as it gives the Issue Notice to the Trustee.

6.3      SUPPLEMENTARY BOND TERMS

         The Supplementary Bond Terms for the Bonds comprised in each Issue must specify:

         (a) the rate per annum (if any) at which interest payable on the Face Value of the Bonds is to be calculated and the method of calculation;

         (b)      the Interest Payment Dates (if any);

         (c)      the Amortisation Dates (if any);

         (d) the Amortisation Amounts payable on each Amortisation Date, or the method of calculating those amounts;

         (e)      the Maturity Date of the Bonds;

         (f) any preferred, deferred or other rights applicable to the Bonds;

         (g) if the Issue will comprise Bonds of different Series, the details specified in the previous paragraphs of this clause
                  6.3 with respect to each Series, and any other terms and conditions which distinguish Bonds in one Series from Bonds in any other Series;

         (h) in the case of an Issue in respect of a Rated Fund, the minimum rating requirements in relation to that Rated Fund;
                  and

         (i)      any other terms and conditions which the Trustee and the Trust
                  Manager may agree.

6.4      AMENDMENT

         With the consent of the Trustee, the Trust Manager may prior to an Issue Date amend by notice in writing to the Trustee an Issue Notice previously given, or the Supplementary Bond Terms or details of the Portfolio attached to such an Issue Notice.

6.5      ACCEPTANCE OF ISSUE NOTICE

         The Trustee may rely upon any certification from the Trust Manager to the contents of an Issue Notice as evidence of the matters so certified.

6.6      NON-COMPLYING ISSUE NOTICE

         If the Trustee receives an Issue Notice which it reasonably believes does not comply with this clause 6, it must no later than close of business 2 Business Days prior to the proposed Issue Date advise the Trust Manager in writing giving reasonable details of the reasons for the Trustee's belief.

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6.7      ISSUE OF BONDS AND TRANSFER OF BENEFIT OF MORTGAGES

         If the Trustee has:

         (a) received an Issue Notice which it reasonably believes complies with this clause 6;

         (b) subject to clause 6.9, received the Subscription Amount (in cleared funds) in an aggregate amount equal to the Face Value of the Bonds referred to in the relevant Issue Notice; and

         (c)      as trustee of the relevant Fund, on or prior to the proposed
                  Issue Date:

                  (i) entered into a Security Trust Deed, (if specified in the relevant Issue Notice);

                  (ii) entered into or otherwise obtained the benefit of the Transaction Documents relating to that Fund as referred to in the relevant Issue Notice; and

                  (iii) received a Portfolio Compliance Certificate given as of a time no earlier than 5:00 pm on the Business Day immediately preceding the proposed Issue Date,

         then, the Trustee must, subject to the terms of this Deed, on the Issue
         Date, issue Bonds, as trustee of the relevant Fund, in accordance with the Transaction Documents relating to that Fund.

6.8      ACQUISITION OF PORTFOLIO

         Upon receipt of the Issue Proceeds of an Issue, the Trustee:

         (a) will (notwithstanding any other provision of this Deed) hold those Issue Proceeds:

                  (i) if and to the extent that the Portfolio specified in the relevant Issue Notice was, immediately prior to the Issue Date, comprised in the Assets of a Warehouse Fund, as trustee of that Warehouse Fund; or

                  (ii) if and to the extent that the Portfolio specified in the relevant Issue Notice was not, immediately prior to the Issue Date, comprised in the Assets of a Warehouse Fund, upon trust absolutely for the benefit of the person specified in the relevant Issue Notice, in each case to the extent of the aggregate Face Value of the relevant Mortgages comprised in that Portfolio as at close of business on the Business Day immediately preceding the Issue
                  Date;

         (b) must (notwithstanding clause 18.5) cause those Issue Proceeds to be credited direct to the Trust Account for the relevant
                  Warehouse Fund or to be applied in accordance with the instructions of the Beneficiaries of the relevant Warehouse
                  Fund or, (if clause 6.8(a)(ii) applies) deal with them in accordance with the Trustee's obligations to the person for whose benefit they are held, or otherwise in accordance with the directions of that person;

         (c) will hold automatically by virtue of this Deed (without any further act or other thing being done or any instrument being brought into existence) as trustee of the relevant Issuing
                  Fund the benefit of:

                  (i)      the Portfolio specified in the relevant Issue Notice;
                           and

                  (ii)     all Ancillary Documents, Enhancements and Interest
                           Rate Swaps relating to the Mortgages in that Portfolio; and

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         (d)      must apply the balance (if any) of the Issue Proceeds in
                  accordance with the relevant Supplementary Bond Terms.

6.9      AMOUNT OF BONDS CREATED FOR AN ISSUING FUND

         The aggregate Subscription Amount of Bonds issued on an Issue Date may exceed the aggregate Face Value (as at close of business on the Business Day immediately preceding the Issue Date) of Mortgages in the Portfolio to be held by the Trustee as trustee of the relevant Issuing
         Fund under clause 6.8(c) only to the extent and on conditions such that each Designated Rating Agency confirms that any credit rating assigned or to be assigned to any Bonds to be issued by the Trustee as trustee of that Issuing Fund will not be downgraded below the Designated
         Rating, qualified or withdrawn.

6.10     ACTION FOLLOWING ISSUE

         As soon as practicable after an Issue Date, the Trust Manager must direct the Trustee to take, and the Trustee must take, all action and do all things which the Trustee is obliged to do under the Transaction
         Documents relating to the relevant Fund.

6.11     NO LIABILITY FOR INSUFFICIENT MONEYS

         If on an Issue Date the conditions specified in paragraphs (a)-(c) of clause 6.7 and clause 6.9 are not fulfilled:

         (a) the Trustee shall not proceed with the Issue and will refund all Subscription Amounts received to the applicants for Bonds;
                  and

         (b) neither the Trustee nor the Trust Manager shall have any obligation or liability to any person to proceed with the Issue.

6.12     RECORDING OF TRANSFER AND FURTHER ASSURANCE

         On or as soon as reasonably practicable following an Issue Date:

         (a) the Trust Manager must record in the records kept pursuant to clause 20 the transfer to the relevant Issuing Fund of the benefit of the Portfolio details of which were attached to the corresponding Issue Notice (and the benefit of all corresponding Ancillary Documents, Enhancements, and Interest
                  Rate Swaps); and

         (b) the Trustee must execute such documentation and do all such other acts, matters or things as the Trust Manager reasonably requires to give effect to that transfer.

6.13     SUBSEQUENT ADJUSTMENT

         (a) (ACCRUED INTEREST) Following an Issue Date, the Trustee, as trustee of the Warehouse Fund in which the Portfolio acquired with the proceeds of the relevant Issue were held prior to that Issue, shall be entitled to any interest proceeds received by the Trustee that represents accrued but unpaid interest on Mortgages in that Portfolio up to (but not including) the Issue Date. The Trust Manager must notify the Trustee of the amount of any such interest as soon as reasonably practicable following the Issue Date. Upon receipt of such notification, the Trustee must promptly credit the amount of any such interest to the Trust Account for the relevant Warehouse Fund.

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         (b)      (OTHER COSTS) Subject to paragraph (c) below, the Trust
                  Manager may in its absolute discretion direct the Trustee in writing on or at any time after an Issue Date to transfer
                  funds between the corresponding Warehouse Fund or Issuing Fund with such other amounts as the Trust Manager considers
                  appropriate, so that:

                  (i) the Warehouse Fund has the benefit of any receipts, and bears the cost of any losses or outgoings, in respect of each Mortgage (and any corresponding
                           Ancillary Documents, Enhancements and Interest Rate
                           Swaps) up to (but not including) the Issue Date; and

                  (ii) the Issuing Fund has the benefit of such receipts, and bears such costs, from (and including) the Issue
                           Date.

         (c) (TRUST MANAGER TO CERTIFY ADJUSTMENTS) A written direction by the Trust Manager pursuant to this clause 6.13 must certify that the relevant amount is, in the opinion of the Trust
                  Manager, to be properly debited or credited to a Warehouse
                  Fund or an Issuing Fund (as the case may be).

         (d) (TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTION) The Trustee must act in accordance with, and may rely upon, a written direction, of the Trust Manager and any certificate given in accordance with this clause 6.13.

6.14     NO LIMIT ON BONDS

         Subject to the provisions of this Deed and any relevant Security Trust
         Deed, there shall be no limit on the number or Face Value of Bonds which may be issued in respect of a Fund.

6.15     COMPLIANCE WITH LAWS

         The Trust Manager must ensure that no issue or allotment of Bonds, offer of Bonds for subscription or purchase, or invitation to subscribe for or buy, Bonds shall be made unless the issue, allotment, offer or invitation is made in compliance with all applicable laws in all jurisdictions in which the issue, allotment, offer or invitation is made.

7.       TRANSFERS OF BONDS

         Intentionally blank.

8.       REGISTRATION CONFIRMATIONS

         Intentionally blank.

9.       WAREHOUSE FUNDING

9.1      TRANSFER OF WAREHOUSE ASSETS TO ANOTHER FUND

         The Trust Manager, may at any time by not less than 5 Business Days prior written notice (or such other period, either shorter or longer, as may be specified in any relevant Transaction Document or agreed by the relevant Warehouse Beneficiary) require the transfer by a Warehouse
         Beneficiary of its beneficial interest in some or all of the Assets of the relevant Warehouse Fund to:

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         (a)      the Trustee in its capacity as trustee of an Issuing Fund or another Warehouse Fund; or

         (b)      a person nominated by the Trust Manager,

         in consideration of payment by the Trustee to that Warehouse
         Beneficiary of an amount equal to (subject to any provision of any relevant Warehouse Funding Agreement):

         (c)      the Face Value of those Assets; minus

         (d)      the aggregate of:

                  (i) all Taxes which are or may become payable in respect of the relevant Warehouse Fund;

                  (ii) all Expenses incurred but not previously paid of that Warehouse Fund;

                  (iii) all other amounts which are or may become payable by it to Creditors of that Warehouse Fund; and

                  (iv) all amounts in respect of which it is entitled to be reimbursed or indemnified under this Deed; plus

         (e) any other amount payable to the Warehouse Beneficiary in accordance with the relevant Warehouse Funding Agreement.

9.2      WAREHOUSE TRIGGER EVENT

         If a Warehouse Trigger Event occurs in relation to a Warehouse Fund, the Residual Income Beneficiaries of that Fund may by notice in writing to the Trustee and the Trust Manager:

         (a) nominate a date (which must not be less than 5 Business Days after the date of the notice) as the Vesting Date for that Fund; and

         (b)      subject to clauses 3A, 9.1, 9.3, 21 and 25.10 and the Fund
                  Creation Notice in relation to that Fund, require the transfer on the Vesting Date by the Trustee to the Residual Income
                  Beneficiaries of all of the Assets of that Fund.

9.3      PARTIES TO GIVE EFFECT TO TRANSFER

         Each of the Trustee, the Trust Manager and the Warehouse Beneficiaries
         of a Warehouse Fund must execute all documents and do all things as the other may reasonably require to give effect to a transfer of the Assets of a Fund following the giving by:

         (a)      the Trust Manager of a notice under clause 9.1; or

         (b) the Residual Income Beneficiaries of a notice under clause 9.2.

9.4      RIGHTS ADDITIONAL TO ISSUE OF BONDS

         This clause 9 does not limit the operation of clause 6.

10.      APPOINTMENT OF TRUST MANAGER

10.1     APPOINTMENT

         The Trust Manager must manage each Fund upon and subject to the terms of this Deed.

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10.2     POWERS OF MANAGEMENT

         The Trust Manager has, subject to this Deed, full and complete powers, and is responsible for, the management of the Funds (including liabilities), including:

         (a) the management, administration, investment and day to day operation of the Funds; and

         (b) the keeping of all books, records and accounts for each Fund in accordance with this Deed.

10.3     TRUST MANAGER TO ENFORCE AGAINST MASTER SERVICER

         If the Master Servicer is not the same person as the Trust Manager, the Trust Manager must take all reasonable action to:

         (a) ensure that the Master Servicer complies with its obligations under the Master Origination and Servicing Agreement; and

         (b) enforce the performance by the Master Servicer of its obligations under the Master Origination and Servicing
                  Agreement.

10.4     TRUST MANAGER NOT LIABLE FOR MASTER SERVICER

         If the Master Servicer is not the same person as the Trust Manager, neither the Trustee nor, subject to clause 10.3, the Trust Manager has any responsibility or liability for the performance by the Master
         Servicer of its obligations under the Master Origination and Servicing
         Agreement.

10.5     EFFECT OF COMPLIANCE AS MASTER SERVICER

         If, and for as long as the Master Servicer is the same person as the Trust Manager, compliance by the Master Servicer with its obligations under the Master Origination and Servicing Agreement will be deemed to be compliance by the Trust Manager with its obligations under this Deed with respect to the origination, management and servicing of Mortgages.

10.6     ENFORCEMENT OF DUTIES OF MASTER SERVICER

         (a) If and for so long as the Master Servicer is the same person as the Trust Manager, the Trustee must, subject to paragraph
                  (b), if it becomes aware of a breach by the Master Servicer of its obligations under the Master Origination and Servicing
                  Agreement, take such action which it reasonably considers appropriate, having regard to its duties under this Deed, with respect to that breach.

         (b) The Trustee has no obligation to make any enquiry as to the performance by the Master Servicer of its obligations under the Master Origination and Servicing Agreement.

11.      INVESTMENT OF THE FUND

11.1     AUTHORISED INVESTMENTS

         (a) Subject to the terms of this Deed, the Assets of each Fund must comprise only property which is an Authorised Investment at its date of acquisition.

         (b)      If an Asset of a Fund would not at any time be an Authorised
                  Investment if it were to be acquired at that time, neither the Trustee nor the Trust Manager shall be obliged to dispose of that Asset.

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11.2     TRUST MANAGER TO MAKE PROPOSALS

         The Trust Manager must from time to time make proposals to the Trustee as to the investment of the Assets of the Fund. Each such proposal must:

         (a) be in writing in a form agreed between the Trustee and the Trust Manager;

         (b)      specify the Authorised Investments to be purchased or sold;

         (c) specify the action (if any) to be taken by the Trustee to give effect to it;

         (d) contain a certification by the Trust Manager that the giving effect to by the Trustee of the proposal will be in accordance with this Deed;

         (e) specify the price to be paid for the Asset or in the case of a Loan to be made by the Trustee, the amount of the Loan;

         (f) specify to whom any amount is payable under paragraph (e), or if an Asset is to be acquired from a Warehouse Fund, the name of the Warehouse Fund;

         (g) in the case of the making of a Loan secured by a Mortgage, if the Trust Manager is not the same person as the Master
                  Servicer, contain a certification by the Trust Manager that it is not aware of any breach by the Master Servicer of the representations and warranties made in the Master Origination and Servicing Agreement with respect to that Loan or Mortgage;
                  and

         (h) contain all other information which the Trustee may reasonably require to satisfy itself that certification is correct and to give effect to the proposal.

         An Issue Notice which complies with clause 6 complies with this clause 11.2.

11.3     TRUSTEE TO COMPLY WITH PROPOSALS

         The Trustee:

         (a) must comply with a proposal made by the Trust Manager in accordance with this Deed provided that, in the case of a proposal for the making or acquisition of a Loan secured by a Mortgage (unless any Transaction Document otherwise provides or unless otherwise agreed), the Trustee has received evidence satisfactory to it that a Solicitor's Certificate required by clause 12.1(b) of the Master Origination and Servicing
                  Agreement has been or will upon such a Loan being made or acquired, be issued; and

         (b)      may rely upon the recommendations and advice of the Trust
                  Manager with respect to any such proposal, without being under a duty to make any enquiry or exercise any judgment as to:

                  (i)      the merits of the proposal; or

                  (ii) whether the proposal complies with this Deed (unless the Trustee ought reasonably to know that the proposal does not so comply).

11.4     AUTHORISED INVESTMENTS FOR RATED FUNDS

         The Trust Manager shall only give to the Trustee as a trustee of a Rated Fund a proposal to acquire investments falling within paragraphs
         (c)-(h) (inclusive) of the definition of AUTHORISED INVESTMENTS where the investment (or the issuer of it) has a rating that complies at the time of the proposed

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         acquisition with the minimum rating requirements (if any) specified in any Warehouse Funding Agreement, Supplementary Bond Terms or in
         relation to that Rated Fund.

11.5     LIMITATION ON MATURITY OF INVESTMENTS

         The Trust Manager must ensure that, to the extent that money is or will be required to meet Expenses of a Fund or payments due to Bondholders, Couponholders, Interest Rate Swap Counterparties or Currency Swap
         Counterparties of a Fund, the Assets of that Fund are invested in Authorised Investments which mature or are otherwise immediately available in or convertible into cash on or before the date those Expenses of the Fund or payments (as the case may be) are due.

11.6     RIGHTS ATTACHING TO ASSETS

         (a) The Trust Manager may exercise all voting and other rights conferred by any Assets of a Fund in such manner as it sees fit in its absolute discretion.

         (b) The Trustee must execute and deliver to the Trust Manager or as the Trust Manager directs all proxies and powers of attorney which the Trust Manager may request for the purposes of exercising the voting and other rights conferred by the Assets of a Fund.

11.7     TRUSTEE'S DEALING WITH ASSETS

         The Trustee must not buy, sell or otherwise deal with the Assets of a Fund except in accordance with the proposals of the Trust Manager made in accordance with this Deed.

11.8     SWAPS AND ENHANCEMENTS

         Subject to the terms of this Deed, the Trustee must, as trustee of a Fund, enter into any Interest Rate Swaps, Currency Swaps and
         Enhancements on such terms and with such counterparties as the Trust
         Manager may require in writing, provided that if the Fund is a Rated
         Fund, the identity of the counterparty and the terms of the relevant
         Transaction Document must be such that each Designated Rating Agency confirms that the entering into of such arrangements will not cause any credit rating assigned to any Bonds issued by the Trustee as trustee of that Rated Fund to be downgraded below the Designated Rating, qualified or withdrawn.

11.9     SWAPS AND ENHANCEMENTS FOR RATED FUNDS

         The Trustee, as trustee of a Rated Fund in respect of which Bonds have previously been issued, must not enter into or terminate any Interest
         Rate Swap, Currency Swap or Enhancement unless the Trustee receives a direction from the Trust Manager to do so and a certificate from the Trust Manager that doing so:

         (a) either will not cause the rating of those Bonds by a Designated Rating Agency to be downgraded, or is necessary to avoid the rating of those Bonds being downgraded; and

         (b) is in the best interests of the Creditors and Beneficiaries of that Rated Fund.

11.10    LIMITATION OF TRUSTEE'S PERSONAL LIABILITY

         Notwithstanding any other provision of this Deed, the Trustee is not obliged to execute any document or incur any obligation as trustee of a Fund unless its personal liability under that document or in respect of that obligation is limited in a manner consistent with clause 25.9.

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11.11    MONEYS PAYABLE TO TRUSTEE

         Subject to this Deed, the Trust Manager must ensure that any agreement entered into by the Trustee as trustee of a Fund contains a provision to the effect that any moneys payable to the Trustee under it must be paid to the Trustee, or to an account or Authorised Investment in the name of the Trustee.

11.12    SEGREGATION OF ASSETS OF A FUND

         Subject to this Deed, the Trustee must:

         (a) ensure that no Assets of a Fund are mixed or co-mingled with the Assets of any other Fund, or with any assets or property of the Trustee or any other person; and

         (b) where advised by the Trust Manager that it is appropriate to do so, apportion any Asset coming into the hands of the Trustee which belongs to one or more Fund, or of any liability which relates to one or more Fund, in such manner as the Trust
                  Manager certifies in writing is fair and reasonable.

11.13    ASSETS OF FUNDS

         The Assets of a Fund are only available to meet liabilities incurred by the Trustee as trustee of that Fund, and are not available to meet any other liabilities of the Trustee (whether incurred personally or as trustee of any other Fund).

11.14    LIABILITIES OF A FUND

         Subject to clause 11.12, liabilities incurred by the Trustee as trustee of a Fund must not be:

         (a) aggregated with any liabilities of the Trustee, whether incurred personally or as trustee of any other Fund; or

         (b)      set-off against the Assets of any other Fund.

11.15    ORIGINATION AND MANAGEMENT OF MORTGAGES

         All Mortgages must be originated, managed and serviced in accordance with:

         (a)      the Master Origination and Servicing Agreement; and

         (b) any Interest Rate Swaps and Enhancements relating to those Mortgages.

11.16    TRUST MANAGER WILL ACT AS MASTER SERVICER

         If the Master Servicer is not the same person as the Trust Manager, and:

         (a) the appointment of the Master Servicer is terminated under the Master Origination and Servicing Agreement; and

         (b) the Master Servicer is not immediately replaced on the same or substantially the same terms,

         the Trust Manager must with effect from the date the termination becomes effective assume the role of Master Servicer, upon the same terms and conditions as those binding on the Master Servicer under the Master Servicing and Origination Agreement immediately prior to termination, until a replacement Master Servicer is appointed.

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11.17    TRUST MANAGER'S POWER TO DELEGATE

         The Trust Manager may, in performing its obligations under this Deed:

         (a) delegate to any of its officers and employees all or any of the powers, authorities and discretions conferred on the Trust
                  Manager by this Deed;

         (b)      by power of attorney:

                  (i) appoint any person to be its attorney or agent for such purpose and with such powers, authorities and discretions (not exceeding those vested in the Trust
                           Manager) as the Trust Manager thinks fit with or without power to sub-delegate, and also to authorise the issue in the name of the Trust Manager of documents bearing facsimile signatures of the Trust
                           Manager or of the attorney or agent either with or without proper manuscript signatures of their officers thereon; and

                  (ii) insert such provisions for the protection and convenience of those dealing with any such attorney or agent as the Trust Manager may think fit;

         (c) appoint by writing or otherwise any person to be agent or sub-agent of the Trust Manager as the Trust Manager may think necessary or proper for such purposes and with such power, authorities and discretions (not exceeding those vested in the Trust Manager) as the Trust Manager thinks fit and to supersede or suspend any such agent or sub-agent for such cause or reason as the Trust Manager may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper; and

         (d) delegate to another person approved by the Trustee, on terms approved by the Trustee, its obligations under this Deed with respect to the origination, management and servicing of Mortgages. The Trustee must not unreasonably withhold or delay its approval in either case.

11.18    TRUST MANAGER

         The Trust Manager is, subject to clause 10.4, liable for:

         (a) the acts or omissions of any officer, employee, attorney, agent, sub-delegate or sub-agent to whom any delegation is made under clause 11.17; and

         (b)      the fees and expenses of any such person.

11.19    PROFESSIONAL ADVISERS

         The Trust Manager may engage and pay reasonable expenses to any valuers, solicitors, barristers, accountants, surveyors, property advisers, real estate agents, contractors, qualified advisers, and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trust Manager to be fully and properly advised and informed, in order that it may properly exercise its powers and perform its obligations under this Deed.

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12.      ADDITIONAL OBLIGATIONS OF TRUST MANAGER

12.1     GENERAL

         The covenants in this clause 12 are for the benefit of the Trustee, each Beneficiary and each Bondholder.

12.2     ADDITIONAL OBLIGATIONS

         The Trust Manager must:

         (a) (ACT HONESTLY) act honestly and in good faith in the performance of its duties and in the exercise of its powers under this Deed;

         (b) (PRUDENTLY) exercise such diligence and prudence as a prudent man of business would exercise in performing its duties and exercising its powers under this Deed, having regard to the interests of the Beneficiaries and the Bondholders;

         (c) (CONDUCT ITS BUSINESS PROPERLY) use its best endeavours to carry on and conduct its business in so far as it relates to this Deed in a proper and efficient manner;

         (d) (MAKE AVAILABLE RECORDS) make available to the Trustee for inspection all of the books and records of each Fund maintained by the Trust Manager under this Deed and give to the Trustee such written or oral information as the Trustee reasonably requires with respect to all matters relating to the Funds;

         (e) (PAY RECEIPTS) pay to the Trustee, within one Business Day of receipt, all money coming into its hand which is an Asset of a Fund;

         (f) (NOT CO-MINGLE) ensure that any Assets of a Fund which it may come to hold from time to time are not mixed or co-mingled with any Assets of any other Fund, or with any assets of the Trust Manager or any other person;

         (g) (PREPARE NOTICES) prepare or cause to be prepared all notices, reports statements and the like which the Trustee is required to prepare under any of the provisions of this Deed and deliver those notices and statements;

         (h) (APPROVAL OF NOTICES) submit to the Trustee all information memoranda, notices, reports, statements and the like to be given by the Trust Manager to Bondholders, or prospective
                  Bondholders, for the Trustee's consent prior to the issue of the same other than notices, reports, statements and information provided by the Trust Manager to Bondholders on a periodic basis or on request by a Bondholder relating to the nature of the Authorised Investments comprised in the Assets of a Fund and the performance of those Authorised Investments;

         (i) (ACCURACY OF NOTICES) ensure that all information memoranda, notices, reports, statements and the like given by the Trust
                  Manager to Bondholders or prospective Bondholders:

                  (i)      are true in all material respects;

                  (ii) are not misleading or deceptive or likely to mislead or deceive; and

                  (iii)    comply with the requirements of all applicable laws;

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         (j)      (COPIES OF ALL NOTICES) give to the Trustee a copy of all
                  notices, reports and statements provided by the Trust Manager to Bondholders, including those provided on a periodic basis or on request;

         (k) (TAXES) direct the Trustee to make all payments (as and when they fall due) out of a Fund for Taxes levied upon any Fund or upon the Trustee in its capacity as trustee of any Fund;

         (l) (MONITOR TRANSACTION DOCUMENTS) monitor and enforce the Transaction Documents and take all such steps as are necessary to ensure that the Trustee complies with its obligations and obtains the benefits conferred on it by the Transaction
                  Documents to which it is a party;

         (m) (COMPLY WITH TRANSACTION DOCUMENTS) comply with its obligations under all Transaction Documents to which it is a party; and

         (n) (NECESSARY INFORMATION) give to the Trustee all information, notices, certificates, consents, approvals and authorisations which it is entitled or obliged to give under the Transaction
                  Documents and which are necessary to enable the Trustee to comply with its obligations under the Transaction Documents.

12.3     TRUST MANAGER CANNOT BIND TRUSTEE UNLESS AUTHORISED

         In exercising its powers, authorities and discretions and performing its duties and obligations under this Deed, the Trust Manager has no power to bind the Trustee, otherwise than as expressly provided in this Deed.

12.4     THRESHOLD RATE OBLIGATION OF TRUST MANAGER

         The Trust Manager must:

         (a)      comply with each Threshold Rate Obligation; and

         (b) without limiting paragraph (a), in complying with each Threshold Rate Obligation, have regard to:

                  (i)      the interests of the Beneficiaries of each Fund; and

                  (ii) the ability of the Beneficiaries of each Fund to comply with their respective obligations where such obligations are secured by a Security Interest over their respective entitlements to receive distributions of income from the Funds.

13.      RETIREMENT OF TRUST MANAGER

13.1     REMOVAL

         The Trustee may terminate the appointment of the Trust Manager under this Deed if:

         (a)      an Event of Insolvency occurs in relation to the Trust
                  Manager; or

         (b)      a Manager's Default has occurred and is continuing.

13.2     VOLUNTARY RETIREMENT

         The Trust Manager may, subject to clause 13.3, resign upon giving to the Trustee not less than 3 months' notice in writing (or such other period as the Trust Manager and the Trustee may agree) of its intention to do so.

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13.3     NO RESIGNATION BY TRUST MANAGER UNLESS SUCCESSOR APPOINTED

         The Trust Manager must not resign under clause 13.2 unless:

         (a) it procures that, before the date on which that termination becomes effective, another person assumes all of the obligations of the Trust Manager under this Deed as its successor, and executes such documents as the Trustee requires to become bound by this Deed, with effect from that date, as if it had originally been a party to this Deed as the Trust
                  Manager; and

         (b)      the appointment of the successor Trust Manager under paragraph
                  (a):

                  (i)      is approved by the Trustee; and

                  (ii) will not cause the credit rating of any Bonds issued by the Trustee as trustee of any Fund to be downgraded below the Designated Rating for that Fund.

13.4     TRUSTEE APPOINTS REPLACEMENT TRUST MANAGER

         On termination of the appointment of the Trust Manager (the OUTGOING
         MANAGER) under clause 13.1, the Trustee shall be entitled to appoint another person to be the Trust Manager (the INCOMING MANAGER) and until any such appointment is made, the Trustee shall, subject to this Deed and to any approval required by law, act as Trust Manager and shall be entitled to the Manager's Fee.

13.5     TERMS OF APPOINTMENT OF INCOMING MANAGER

         The Trustee must ensure that the Incoming Manager executes such documents as the Trustee requires to assume with effect from the date its appointment becomes effective, all of the rights, powers, discretions and obligations of the Trust Manager under this Deed and the Transaction Documents to which the Outgoing Manager is or was a party, as if the Incoming Manager had been originally a party to this Deed and any such Transaction Documents as the Trust Manager.

13.6     EFFECT OF TERMINATION OF OUTGOING MANAGER

         The termination of the appointment of the Outgoing Manager under this clause 13 will not affect any of the rights, obligations or liabilities of the Outgoing Manager under this Deed or any Transaction Document accrued or arising before such termination, or as a result of any act or thing occurring before such termination.

13.7     DELIVERY OF DOCUMENTS

         The Outgoing Manager must immediately upon termination of its appointment becoming effective deliver to the Trustee (or at its direction) the Data Base and all other books, documents, records and property relating to the Funds. The Outgoing Manager is entitled to take, and keep copies of such books, documents and records. Each of the Trustee and the Incoming Manager must produce the originals of such books, documents and records in its possession upon the giving of reasonable written notice by the Outgoing Manager.

13.8     NOTICE TO SECURITY TRUSTEE OF INCOMING MANAGER

         The Trustee or the Incoming Manager must give notice to the Security
         Trustee (if any) as soon as practicable following the appointment of the Incoming Manager.

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14.      TRUSTEE'S POWERS

14.1     GENERAL POWER

         Subject to the terms of this Deed, the Trustee has all of the rights, powers and discretions over and in respect of the Assets of the Funds which it could exercise if it were the absolute and beneficial owner of such Assets.

14.2     SPECIFIC POWERS

         The Trustee has the following powers:

         (a) (AUTHORISED INVESTMENTS) to make, purchase, acquire, dispose of or otherwise deal with any Authorised Investment;

         (b) (ENFORCEMENT OF RIGHTS) to exercise or enforce its rights under or in respect of any of the Assets of any Fund;

         (c)      (FEES AND EXPENSES)  to pay all Expenses of a Fund;

         (d) (ADVISERS) to engage, and to incur reasonable expenses in relation to, any valuers, solicitors, barristers, accountants, surveyors, property advisers, real estate agents, contractors, qualified advisers, and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trustee to be fully and properly advised and informed, in order that it may properly exercise its powers and perform its obligations under this Deed;

         (e) (PROCEEDINGS) to institute, prosecute, defend, settle and compromise legal or administrative proceedings in respect of the Assets of any Fund;

         (f) (WAIVERS) to give any waiver, time or indulgence to any person on such terms as it may in its discretion determine;

         (g) (BONDS) to borrow money by the issue of Bonds as provided in this Deed;

         (h) (OTHER BORROWINGS) to otherwise borrow or raise money or procure financial accommodation;

         (i) (TRANSACTION DOCUMENTS) to enter into and perform its obligations under any Transaction Document;

         (j)      (INSURANCE)  to insure any Asset;

         (k)      (ATTEND MEETINGS)  to attend and vote at meetings; and

         (l) (INCIDENTAL POWERS) to do all such things which the Trustee reasonably considers incidental to any of the previous powers or necessary or convenient to be done for or in connection with any Fund or the Trustee's functions under this Deed.

         Each of the above powers is a separate and independent power. None of them limits the others, or any other power of the Trustee under this Deed.

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14.3     DELEGATION TO RELATED BODIES CORPORATE

         The Trustee may, with the prior written consent of the Trust Manager from time to time by instrument in writing delegate to any Related Body
         Corporate of the Trustee which is a trustee company or trustee corporation for the purposes of any of the following:

         (a)      the Trustee Companies Act 1964 (New South Wales);

         (b)      the Trustee Companies Act 1984 (Victoria);

         (c)      the Trustee Companies Act 1968 (Queensland);

         (d)      the Trustee Companies Act 1988 (South Australia);

         (e)      the Trustee Companies Act 1953 (Tasmania);

         (f)      the Trustee Companies Ordinance 1947 (Australian Capital
                  Territory); or

         (g)      the Trustee Companies Act 1987 (Western Australia),

         the exercise of its powers and the performance of its obligations under this Deed.

14.4     TRUSTEE'S POWER TO DELEGATE; APPOINT ATTORNEYS AND AGENTS

         The Trustee may, in performing its obligations under this Deed:

         (a) delegate to any of its officers and employees all or any of the powers, authorities and discretions conferred on the Trustee by this Deed;

         (b)      by power of attorney:

                  (i) appoint any person to be its attorney or agent for such purpose and with such powers, authorities and discretions (not exceeding those vested in the Trustee) as the Trustee thinks fit with or without power to sub-delegate, and also to authorise the issue in the name of the Trustee of documents bearing facsimile signatures of the Trustee or of the attorney or agent either with or without proper manuscript signatures of their officers thereon; and

                  (ii) insert such provisions for the protection and convenience of those dealing with any such attorney or agent as the Trust Manager may think fit; and

         (c) appoint by writing or otherwise any person to be agent or sub-agent of the Trustee as the Trustee may think necessary or proper for such purposes and with such power, authorities and discretions (not exceeding those vested in the Trustee) as the Trustee thinks fit and to supersede or suspend any such agent or sub-agent for such cause or reason as the Trustee may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper.

14.5     TRUSTEE LIABLE FOR DELEGATES

         The Trustee is, notwithstanding any delegation under clause 14.3 or 14.4:

         (a) subject to clause 14.7, liable for any act or omission of any such delegate as if any such act or omission were its own; and

         (b) responsible for payment of the remuneration, fees and expenses of any person appointed under this clause 14.

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14.6     DELEGABLE AND NON-DELEGABLE DUTIES OF TRUSTEE

         The Trustee must not delegate:

         (a) the receipt and payment of money (otherwise than in accordance with the Transaction Documents, or in the case of the purchase price, sale proceeds or other moneys payable or receivable in respect of Authorised Investments to a solicitor, stockbroker or real estate agent); or

         (b) the exercise of any right of enforcement under a Mortgage or Ancillary Document, otherwise than to the Master Servicer under the Master Origination and Servicing Agreement.

14.7     TRUSTEE NOT LIABLE FOR THIRD PARTIES

         Except as expressly provided in any Transaction Document, no failure by the Trustee to comply with its obligations under any Transaction
         Document will be considered to be the neglect, default or breach of duty of the Trustee to the extent that that failure was caused or contributed to by any other party to that Transaction Document (having regard to the powers and duties conferred on the Trustee by this Deed).

15.      TRUSTEE'S COVENANTS

15.1     GENERAL

         The covenants in this clause 15 are for the benefit of the Trust
         Manager, each Beneficiary and each Bondholder.

15.2     TO ACT CONTINUOUSLY AS TRUSTEE

         The Trustee must act continuously as trustee of each Fund until the earlier of:

         (a)      the Vesting Date of the Fund; and

         (b)      the date on which Trustee retires or is removed from office,

         in either case, in accordance with this Deed.

15.3     TO ACT HONESTLY, DILIGENTLY AND PRUDENTLY

         The Trustee must:

         (a) act at all times in the best interests of the Beneficiaries and the Bondholders of each Fund;

         (b) act honestly and in good faith in the performance of its duties and in the exercise of its discretions hereunder; and

         (c) exercise such diligence and prudence as a prudent man of business would exercise in performing its functions and in exercising its powers and discretions and performing its obligations under this Deed, having regard to the interests of the Beneficiaries and the Bondholders.

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15.4     NO DISPOSITIONS OF ASSETS

         Except as provided in the Transaction Documents, the Trustee must not sell, mortgage, charge or otherwise encumber or part with possession of any Asset.

15.5     FORWARD NOTICES ETC. TO TRUST MANAGER

         The Trustee must promptly forward to the Trust Manager all notices, reports, circulars and other documents received by it or on its behalf as trustee of a Fund.

15.6     TRUSTEE WILL IMPLEMENT TRUST MANAGER'S DIRECTIONS

         Subject to this Deed and any other Transaction Document to which it is a party, the Trustee must act upon all directions given to it by the Trust Manager in accordance with this Deed.

15.7     CUSTODIAN

         Unless otherwise required by the terms of any Security Trust Deed, the Trustee must keep in safe custody all documents of title to or evidencing Assets. The Trustee may comply with this obligation by holding Assets in any clearing or custody system approved by the Trust
         Manager and (if required) the relevant Security Trustee (if any).

15.8     PERFORM TRANSACTION DOCUMENTS

         The Trustee must comply with its obligations under all Transaction
         Documents to which it is a party.

16.      TRUSTEE'S FEES AND EXPENSES

16.1     TRUSTEE'S FEE

         The Trustee shall be entitled to deduct from each Fund such fee as is agreed in writing from time to time between the Trustee and the Trust
         Manager. The fees payable to the Trustee in respect of each Fund must be determined on or before the first Issue Date for that Fund, and shall apply until the Vesting Date of that Fund.

16.2     MANAGER'S FEE

         The Manager shall be entitled to be paid in respect of the performance of its duties as Trust Manager in relation to each Fund such fees as may from time to time be agreed between the Trustee, the Trust Manager, the relevant Security Trustee (if there is a Security Trust Deed for that Fund) and the relevant Designated Rating Agency (if that Fund is a Rated Fund).

17.      RETIREMENT OF TRUSTEE

17.1     MANDATORY RETIREMENT

         (a)      If:

                  (i) an Event of Insolvency has occurred in relation to the Trustee;

                  (ii)     a Trustee's Default has occurred and is continuing
                           (except for a Trustee's Default constituted by a failure by the Trustee to pay any amount which it would, but for

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                           clause 25.9 or any corresponding provision of any
                           Transaction Document, have been liable to pay);

                  (iii) there is a change in the effective control of the Trustee; or

                  (iv) the Trustee rejects a Fund Creation Notice in accordance with clause 3.3,

                  the Trust Manager may, subject to paragraph (b), by notice in writing to the Trustee require the Trustee to retire as trustee of the Funds within such period as the Trust Manager may specify in the notice. The Trustee must so retire within the period specified.

         (b)      The Trust Manager may only give a notice pursuant to paragraph
                  (a)(iv) above if it has been directed to do so by an Extraordinary Resolution of Bondholders.

17.2     TRUST MANAGER MAY REMOVE TRUSTEE

         If the Trustee does not retire within the period specified in a notice given under clause 17.1 the Trust Manager may by deed poll remove the Trustee from office as trustee of the Funds.

17.3     TRUST MANAGER APPOINTS REPLACEMENT

         On the retirement or removal of the Trustee under clause 17.1 or 17.2, the Trust Manager must as soon as reasonably practicable appoint some other statutory trustee to be the Trustee of the Funds. Until the appointment is completed the Trust Manager must act as Trustee.

17.4     VOLUNTARY RETIREMENT

         The Trustee may only voluntarily retire as trustee of the Funds if:

         (a)      the Trustee gives to the Trust Manager not less than 3 months'
                  (or such other period as the Trust Manager may agree) written notice of its intention to do so; and

         (b) the Trustee selects as the new Trustee of the Funds a statutory trustee whose identity is acceptable to the Trust
                  Manager (acting reasonably) and which enters into the documents referred to in clause 17.7.

17.5     FUNDS TO BE VESTED IN NEW TRUSTEE

         Upon retiring or being removed from office, the Trustee (the OUTGOING
         TRUSTEE) must execute all documents and do all things necessary to vest the Funds or cause them to be vested, in the person appointed as the successor Trustee (the INCOMING TRUSTEE).

17.6     RELEASE OF OUTGOING TRUSTEE

         Upon retirement or removal, the Outgoing Trustee shall have no further obligations under this Deed, but retirement or removal will not affect any of the rights, obligations or liabilities of the Outgoing Trustee accrued or arising before retirement or removal.

17.7     INCOMING TRUSTEE TO EXECUTE DEED

         The Incoming Trustee must execute all documents as the Trust Manager requires to:

         (a) assume with effect from the date its appointment becomes effective, all of the rights, powers, discretions and obligations of the Trustee under this Deed and the Transaction
                  Documents to which the Outgoing Trustee is or was a party or of which it had the benefit,

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                  as if the Incoming Trustee had originally been a party to, or had had the benefit of this Deed and any such Transaction
                  Document as the Trustee; and

         (b) indemnify the Outgoing Trustee for all liabilities of the Outgoing Trustee under or in respect of the Bonds issued by the Outgoing Trustee which mature on or after the date of the retirement or removal of the Outgoing Trustee, and for all other liabilities and expenses incurred by the Outgoing
                  Trustee for which it is entitled to be indemnified out of the Funds and which have not been recouped by it, provided that the liability of the Incoming Trustee under such indemnity shall be limited to the same extent provided for in clause
                  25.9 and any payment shall rank in the same priority pursuant to clause 25.9 as the corresponding liability for which the Outgoing Trustee claims such indemnification.

17.8     TRUST MANAGER AND OUTGOING TRUSTEE TO SETTLE AMOUNTS PAYABLE

         The Trust Manager may:

         (a) settle with the Outgoing Trustee the amount of any sums payable by the Outgoing Trustee to the Trust Manager or the Incoming Trustee, or by the Trust Manager to the Outgoing
                  Trustee under this Deed; and

         (b) give or accept from the Outgoing Trustee a discharge in respect thereof.

         Any such settlement or discharge shall (except in the case of any fraud, negligence or wilful default on the part of the Outgoing Trustee or its officers, employees, agents and delegates) be conclusive and binding upon all persons.

17.9     OUTGOING TRUSTEE TO RETAIN LIEN

         Notwithstanding the retirement or removal of the Outgoing Trustee and the indemnity in favour of the Outgoing Trustee by the Incoming Trustee as contemplated by clause 17.7, the Outgoing Trustee will retain a lien over each Fund to meet claims of any Creditors of the Outgoing Trustee as trustee of the Fund, to the extent that the claims of those Creditors are not properly and duly satisfied by the Incoming Trustee.

17.10    DELIVERY OF DOCUMENTS

         The Outgoing Trustee must immediately upon termination of its appointment becoming effective deliver to the Incoming Trustee (or at its direction) the Data Base and all other books, documents, records and property relating to the Funds under its control. The Outgoing
         Trustee is entitled to take, and keep copies of such books, documents and records. Each of the Trust Manager and the Incoming Trustee must produce the originals of such books, documents and records in its possession upon the giving of reasonable written notice by the Outgoing
         Trustee.

17.11    NOTICE TO SECURITY TRUSTEE OF NEW TRUSTEE

         The Incoming Trustee or the Trust Manager must give notice to the Security Trustee (if any) as soon as practicable following the appointment of the Incoming Trustee.

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18.      TRUST ACCOUNTS

18.1     OPENING OF TRUST ACCOUNTS

         The Trustee:

         (a) must, as directed by the Trust Manager, open a separate account with a Bank in respect of each Fund. Each such account must:

                  (i)      be opened in the name of the Trustee;

                  (ii) bear a designation indicating the Fund to which it relates; and

                  (iii) in the case of a Rated Fund, be maintained with a Bank whose debt obligations are rated at all relevant times by the Designated Rating Agency, not lower than the Designated Rating; and

         (b) may open such additional accounts with a Bank in respect of a Fund as the Trust Manager may direct.

18.2     LOCATiON OF TRUST ACCOUNTS

         (a) Unless otherwise directed in writing by the Trust Manager, the principal Trust Account of each Fund must be opened and maintained at a branch of a Bank in New South Wales.

         (b) If directed to do so by the Trust Manager, the Trustee must open Trust Accounts with a branch of a Bank outside New South
                  Wales provided that the Trustee enters into arrangements with the relevant Bank so that as soon as practicable after the receipt of moneys to the credit of any such account, such moneys are to be transferred to the credit of the principal
                  Trust Account of the relevant Fund.

18.3     AUTHORISED SIGNATORIES

         The Trustee must ensure that the only authorised signatories for any Trust Account are officers or employees of the Trustee.

18.4     BANK STATEMENTS AND ACCOUNT INFORMATION

         (a) The Trustee must give to the Trust Manager (and any other person from time to time specified by the Trust Manager):

                  (i) copies of all statements for a Trust Account promptly following receipt of the same by the Trustee; and

                  (ii) such explanations and reconciliations as to any such statements as may from time to time reasonably be required by the Trust Manager (or such other person).

         (b) The Trustee authorises the Trust Manager to obtain statements and information in relation to each Trust Account direct from the Bank at which it is held.

18.5     DEPOSITS

         Subject to this Deed, the Trustee must pay into the Trust Account of a Fund the following moneys:

         (a) subject to clause 6.8(b) and (d), the Issue Proceeds of each Issue by the Trustee as trustee of that Fund;

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         (b)      all proceeds of sale and other moneys received under or in respect of the Authorised Investments of that Fund;

         (c)      all money received under or in respect of any Transaction
                  Documents entered into by the Trustee in its capacity as trustee of that Fund; and

         (d) all other moneys received by the Trustee in respect of that Fund.

18.6     WITHDRAWALS

         Subject to this Deed, the Trustee may withdraw funds from a Trust
         Account and apply them in:

         (a) settling or purchasing Authorised Investments in accordance with this Deed and making payments required in connection with the holding of Authorised Investments;

         (b) making payments to the Bondholders, the Couponholders or the Beneficiaries of that Fund;

         (c)      paying amounts payable by the Trustee under any Transaction
                  Documents entered into by the Trustee in its capacity as trustee of that Fund; and

         (d)      paying Expenses of that Fund.

18.7     CENTRAL CLEARING ACCOUNT

         The Trustee, as trustee of a number of Funds, may maintain an account with a Bank as a clearing account for the receipt of money comprising
         Assets of those Funds generally, provided that as soon as practicable after the receipt of money to the clearing account and the identification of the Fund to which the money relates, the Trustee must ensure that the Bank credits that money to the Trust Account for that Fund. The Trustee may mix or co-mingle the Assets of one Fund with the Assets of another Fund in accordance with this clause.

19.      AUDITORS

19.1     APPOINTMENT OF AUDITOR

         The Trustee must appoint an auditor of each Fund within one month of the creation of that Fund pursuant to this Deed. The auditor must be a firm of chartered accountants some of whose members are Registered
         Company Auditors.

19.2     REMOVAL AND RETIREMENT OF AUDITOR

         (a)      The Trustee may from time to time remove an Auditor.

         (b) An Auditor may retire at any time upon giving one months' written notice (or such shorter period as the Trustee may agree) to the Trustee of its intention to so retire.

19.3     APPOINTMENT OF REPLACEMENT AUDITOR

         Any vacancy in the office of an Auditor occurring under clause 19.2 must be filled by the Trustee appointing as auditor a firm of chartered accountants some of whose members are Registered Company Auditors.

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19.4     AUDITOR MAY HAVE OTHER OFFICES

         An Auditor may also be the auditor of the Trustee, the Trust Manager, a Related Body Corporate of the Trustee or the Trust Manager or of any other Fund but a member of the firm appointed as an Auditor may not be an officer, a partner of an officer or an employee of the Trustee, the Trust Manager or a Related Body Corporate of the Trustee or the Trust
         Manager.

20.      RECORDS AND FINANCIAL STATEMENTS

         (a) The Trust Manager must keep accounting and other records which correctly record and explain the Assets and financial position of each Fund, and all transactions entered into by the Trustee as trustee of each Fund, in a manner which will enable the preparation from time to time of true and fair Financial
                  Statements of each Fund and the auditing of those Financial
                  Statements.

         (b) The Trust Manager must make all accounting records available to the Trustee for inspection at all reasonable times without charge.

         (c) All Financial Statements must be prepared in accordance with Approved Accounting Standards.

         (d)      The Trust Manager must deliver to the Trustee and the Security
                  Trustee not later than three months after the end of each Financial Year of each Fund, the Financial Statements of that Fund for that Financial Year, duly audited by the Auditor.

         (e) The Trust Manager must ensure that the Financial Statements of each Fund are audited by the Auditor as at the end of each Financial Year.

         (f) The Trust Manager must ensure that all necessary tax returns for each Fund are prepared and lodged within any applicable time limits.

21.      PAYMENTS FROM FUNDS AND TERMINATION

21.1     PAYMENTS BY TRUSTEE

         The Trustee, at the direction of the Trust Manager, must pay all amounts received by it in respect of each Fund in accordance with the Transaction Documents in relation to that Fund.

21.2     INCOME OF THE FUND

         For each Financial Year in respect of a Fund the Trust Manager will ascertain the following on behalf of the Trustee:

         (a) the net income of that Fund in accordance with section 95(1) of the Taxation Act (the TAX INCOME); and

         (b) the net income of that Fund in accordance with conventional accounting principles applicable to the administration of trusts (the ACCOUNTING INCOME).

21.3     INCOME ENTITLEMENT

         Notwithstanding anything to the contrary contained in this Deed:

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         (a)      (PRESENT ENTITLEMENT) the Residual Income Beneficiaries of
                  each Fund shall, as at the end of each Financial Year for that
                  Fund, have an absolute vested interest in, and be presently entitled to, the income of that Fund for that Financial Year in accordance with their respective Income Percentages; and

         (b) (APPLICATION OF INCOME) unless the Trustee (in consultation with the Trust Manager) otherwise determines, having regard to any relevant taxation or other implications for the Trustee
                  (disregarding for these purposes any possible operation of clause 21.4) for any Financial Year for that Fund, for the purposes of paying, applying, distributing, setting aside or allocating any income in respect of that Financial Year for the benefit of the Residual Income Beneficiaries of that Fund in accordance with the terms of this Deed, the income that is to be so paid, applied, distributed, set aside or allocated shall be whichever is the greater of the Tax Income or the Accounting Income for that Financial Year.

21.4     DISTRIBUTION OF EXCESS TAX INCOME

         For the avoidance of doubt, in the event that the Tax Income of a Fund exceeds the Accounting Income of that Fund in any Financial Year then, notwithstanding anything to the contrary in this Deed, the Trust
         Manager must direct the Trustee to, and the Trustee shall, so far as possible, ensure that such excess is allocated to the Residual Income
         Beneficiaries of that Fund in accordance with their respective Income
         Percentages and shall take such action as is reasonably necessary to give effect to this clause.

21.5     PAYMENTS TO BENEFICIARIES

         (a) (DISTRIBUTABLE INCOME DUE AS AT CLOSE OF FINANCIAL YEAR) The income of a Fund for a Financial Year (to the extent not previously distributed) shall, subject to clause 21.8, constitute a debt due as at the end of that Financial Year by the Trustee as trustee of the Fund to each Residual Income
                  Beneficiary of that Fund who is entitled to the income under clause 21.3(a) and shall, subject to clause 21.8, be payable under paragraph (b).

         (b) (PAYMENT) Subject to clause 21.7, the Trustee may, on the instructions of the Trust Manager, make interim distributions of the income of a Fund to the Residual Income Beneficiaries of that Fund in accordance with their respective Income
                  Percentages and shall as soon as practicable after the end of a Financial Year pay the income of that Fund (to the extent not previously distributed) to the Residual Income
                  Beneficiaries of that Fund in accordance with their respective
                  Income Percentages.

21.6     APPLICATION OF FUND INCOME

         (a)      If by the last day of any Financial Year for a Fund (the LAST
                  DAY) the Trustee has not effectively dealt with the whole of the income of that Fund for that Financial Year by paying, applying or distributing it, or by setting it aside, then the income not so paid, applied, distributed or set aside shall be deemed to have been irrevocably applied and set aside on the Last Day by the Trustee on behalf of, and shall be held by the Trustee on and from the Last Day upon trust absolutely for, the Residual Income Beneficiaries of that Fund in accordance with their respective Income Percentages (including, for these purposes, the allocation of excess Tax Income (if any) pursuant to clause 21.4).

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         (b)      If the Trustee fails to effectively allocate any excess to the
                  Residual Income Beneficiaries in accordance with clause 21.6, then such excess shall vest or be deemed to be vested in those
                  Residual Income Beneficiaries in accordance with their
                  respective Income Percentages.

         (c) For the purposes of this clause 21.6, references to income of a Fund for any Financial Year shall be to the greater of the Tax Income or the Accounting Income for that Fund for that Financial Year.

21.7     APPLICATION OF RESIDUAL INCOME BENEFICIARIES' ENTITLEMENTS

         (a)      To the extent that there is an amount payable under clause
                  21.3 which is to be paid in priority to the amounts payable to a Residual Income Beneficiary of a Fund, that Residual Income
                  Beneficiary directs the Trustee to meet that amount as an application of that Residual Income Beneficiary's entitlement to the income of that Fund.

         (b) Notwithstanding paragraph (a) of this clause, once an amount is paid out of a Fund to a Residual Income Beneficiary during a Financial Year, that amount may not be recovered from that Residual Income Beneficiary for any reason or by any person except to the extent that the amount was paid in error.

21.8     TRUST MANAGER TO ENSURE COMPLIANCE BY TRUSTEE

         Without limiting its other obligations under this Deed, the Trust
         Manager, in exercising its powers and carrying out its duties in accordance with this Deed, must, to the extent possible, ensure that the Trustee complies with its obligations under this clause 21.

21.9     DISTRIBUTION ON VESTING DATE

         The Trustee, at the direction of the Trust Manager, must as soon as practicable following the Vesting Date for a Fund:

         (a)      sell or convert into cash:

                  (i)      all of the Assets of the Fund; or

                  (ii) if the Vesting Date occurs following the giving by the Residual Income Beneficiaries of that Fund of a notice under clause 9.2 requiring transfer in specie, and subject to the terms of any relevant Warehouse
                           Funding Agreement, so much of the assets of the relevant Warehouse Fund as are necessary to enable it to discharge in full, or make full provision for:

                           (A) all Taxes which are or may become payable in respect of that Warehouse Fund;

                           (B) all Expenses incurred but not previously paid of that Warehouse Fund;

                           (C) all other amounts which are or may become payable by it to Creditors of that Fund; and

                           (D)      all amounts in respect of which it is
                                    entitled to be reimbursed or indemnified under this Deed;

         (b) apply the proceeds of sale or conversion in the manner and order set out in clause 21.1; and

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         (c)      subject to the Fund Creation Notice and the Transaction
                  Documents in relation to that Fund, transfer the balance of that Fund to the Residual Income Beneficiaries of that Fund in accordance with their respective Income Percentages, either in cash or, if the Vesting Date occurs following the giving of notice by the Residual Income Beneficiaries under clause 9.2 and that notice requires the transfer in specie, in specie.

22.      THE REGISTER

         Intentionally blank.

23.      MEETINGS OF BONDHOLDERS

         The convening, holding of, and conduct of meetings of Bondholders, and the exercise of voting rights and the passing of resolutions at those meetings are governed by the provisions of the relevant Security Trust
         Deed (if any).

24.      PAYMENTS GENERALLY

24.1     PAYMENTS TO BENEFICIARIES

         Any moneys payable by the Trustee to a Beneficiary under this Deed may be paid by:

         (a) a "not negotiable" cheque in favour of the Beneficiary despatched by post to the address of the Beneficiary for the purposes of clause 26.1; or

         (b) at the option of the Beneficiary by direct transfer to a designated bank account in Australia of the Beneficiary.

24.2     PAYMENTS TO BONDHOLDERS AND COUPONHOLDERS

         Any moneys payable by the Trustee to a Bondholder or a Couponholder under this Deed shall be made in accordance with the Bond Terms, the relevant Security Trust Deed (if any) and the relevant Paying Agency
         Agreement.

24.3     PAYMENTS GOOD DISCHARGE

         Every payment made in accordance with clause 24.1 or 24.2 shall be in full satisfaction of the moneys payable and shall be a good discharge to the Trustee and to the Trust Manager. Neither the Trustee nor the Trust Manager is responsible for any moneys which are not credited to the bank account of a Beneficiary if the Bank at which the Trust
         Account from which the payment is made is held has been instructed to effect the direct transfer referred to in clause 24.1(b).

24.4     VALID RECEIPTS

         The receipt of the Trustee for any moneys shall discharge the person paying the same from all liability to make any further enquiry in relation thereto. Every such receipt shall as to the moneys paid or expressed to be received in such receipt, effectually discharge the person paying such moneys from such liability or enquiry and from being concerned to see to the application or being answerable or accountable for any loss or misapplication of such moneys.

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25.      TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY

25.1     POWERS ADDITIONAL

         The following provisions of this clause 25 are in addition to any rights or powers conferred on the Trustee or the Trust Manager at law or in equity. Each of them is to be construed separately and except where expressly stated, none of them limits the others.

25.2     RELIANCE ON CERTIFICATES

         Subject to clause 25.4, neither the Trustee nor the Trust Manager shall incur any liability in respect of any action taken or thing suffered by it in reliance upon any document (including, for example, any notice, resolution, direction, consent, certificate, receipt or statement) given to or served on it for the purposes of or pursuant to this Deed which it reasonably believes to be genuine, and to be signed by persons authorised to do so and having power to bind the person on whose behalf the document is or purports to be given.

         In preparing any such document each of the Trustee and the Trust
         Manager is entitled to assume that each person under any Authorised
         Investment, other Transaction Document or any other deed, agreement or arrangement has performed or will perform their obligations thereunder in full by the due date and otherwise in accordance with the terms thereof, unless the Trustee or the Trust Manager has notice to the contrary.

25.3     NO LIABILITY

         If either the Trustee or the Trust Manager incurs any liability to any person as a consequence of having relied, in accordance with clause
         25.2, upon a document which was forged or does not bind the person on whose behalf it was purportedly given, the Trustee or the Trust Manager
         (as the case may be) is entitled to reimbursement for the amount of such loss from the relevant Fund.

25.4     NOTICES FROM TRUSTEE AND TRUST MANAGER

         Whenever any document or communication is to be given by the Trust
         Manager or the Trustee to the other of them, the recipient may accept as sufficient a document which it reasonably believes to be signed on behalf of the giver by any two Authorised Signatories of the giver of the notice. The recipient of the notice is not responsible for any loss arising from any act, neglect, mistake or discrepancy of the giver of the notice or any officer, employee, agent or delegate of the giver of the notice in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, whether or not an error in any such information, document, form or list is reproduced by the recipient in any step taken by it under this Deed.

25.5     COMPLIANCE WITH LAWS

         The Trustee and the Trust Manager shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which the Trustee or the Trust Manager is prohibited from doing by any applicable law (or any ordinance, rule, regulation or by-law made pursuant thereto) or by any order or judgment of any competent court or other tribunal.

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25.6     RELIANCE ON EXPERTS

         Each of the Trustee and the Trust Manager:

         (a) may act upon the opinion or advice of, or information obtained from the Trust Manager (in the case of the Trustee only), the Trustee (in the case of the Trust Manager only) the Master
                  Servicer or any barristers, solicitors, bankers, accountants, brokers, valuers and other professional advisers (whether instructed by the Trustee, the Trust Manager or the Master
                  Servicer) believed by it in good faith to be expert and properly informed in relation to the matters upon which they are consulted; and

         (b) is not liable for anything done or suffered by it in good faith in reliance upon such opinion, advice or information.

25.7     POWERS, AUTHORITIES AND DISCRETIONS

         Except as otherwise expressly provided in this Deed, neither the Trustee nor the Trust Manager is liable for any loss (whether consequential or otherwise), costs or damages resulting from the exercise of (or failure to exercise) its rights, powers or discretions or the performance of (or failure to perform) its obligations under this Deed, except where such losses, costs or damages are caused by the fraud, negligence or wilful default of the Trustee or the Trust Manager
         (as the case may be).

25.8     LEGAL AND OTHER PROCEEDINGS

         (a)      (INDEMNITY FOR LEGAL COSTS) Subject to paragraph (b), the
                  Trustee and the Trust Manager are entitled to be indemnified out of a Fund, and the Trustee may pay from the Fund all reasonable legal costs and disbursements and all other cost, disbursements, outgoings and expenses incurred by the Trustee or the Trust Manager in connection with:

                  (i) properly enforcing or preparing for the enforcement of, or properly preserving its rights under; and

                  (ii) the proper initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of,

                  this Deed or any other Transaction Document or otherwise under or in respect of that Fund.

         (b)      Nothing in paragraph (a) affects:

                  (i) any obligation of the Trustee to restore the Assets of any Fund because of a failure by the Trustee to exercise in relation to the Fund the degree of care, diligence and prudence required of a trustee or because of some other neglect, default or breach of duty by the Trustee, having regard to the powers and duties conferred on the Trustee by this Deed; or

                  (ii) any remedy which the Trustee, any Bondholder, any Couponholder or any Beneficiary may have against the Trust Manager under any Transaction Document.

25.9     LIABILITY OF TRUSTEE UNDER TRANSACTION DOCUMENTS

         (a) The Trustee has no personal liability in relation to any of its obligations under or arising out of this Deed or any of the Transaction Documents entered into in its capacity as trustee of a Fund.

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         (b)      In relation to each such obligation, the liability of the
                  Trustee is limited to and does not extend beyond the Assets of the relevant Fund as they stand at the time at which the
                  obligation is met or satisfied.

         (c) The Trustee is not liable to meet or satisfy any such obligation from its own assets (except the Trustee's
                  Indemnity) and each such obligation must be met or satisfied from the relevant Fund or the Trustee's Indemnity.

         (d) The preceding paragraphs apply notwithstanding the fact that the liabilities of the Trustee in its capacity as the trustee of a Fund may from time to time and at any time almost equal, equal or exceed the value of the Assets of that Fund at the relevant time.

         (e) The previous paragraphs of this clause 25.9 do not apply to the liability of the Trustee in relation to any obligation which in any Transaction Document the Trustee expressly assumes in its personal capacity.

         (f) It is acknowledged by the Trustee that the Assets of each Fund at any time will include the amount of any compensation found by a Final Judgment (or admitted by the Trustee) to be payable by the Trustee to restore that Fund because of a failure by the Trustee to exercise in relation to the Fund the degree of care, diligence and prudence required of a trustee or because of some other neglect, default or breach of duty by the Trustee having regard to the powers and duties conferred on the Trustee by this Deed, in either case occurring before the time in question and causing loss to the Fund quantified before the time in question.

         (g) For the purposes of this clause 25.9, FINAL JUDGMENT means a judgment of a court of law in Australia against which there can be no appeal or in relation to which the time to appeal has expired.

25.10    TRUSTEE'S INDEMNITY NOT BE IMPAIRED

         (a) The Trustee is indemnified out of the Assets of each Fund against all liabilities, losses, costs and expenses incurred by the Trustee in performing any of its duties or exercising any of its powers in relation to that Fund pursuant to this Deed or the relevant Transaction Documents.

         (b) The indemnity given in paragraph (a) will not be voided and will apply to permit payment of any liability of the Trustee to Creditors of a Fund notwithstanding any failure by the Trustee to exercise the degree of care, diligence and prudence required of a trustee or neglect, default or breach of duty by the Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed, including where the failure or the negligence, default or breach of duty involved, on the part of the Trustee, dishonesty or any wilful act or omission known by the Trustee to be a breach of trust.

         (c) If the Trustee fails to exercise the degree of care, diligence and prudence required of a trustee or there occurs any other neglect, default or breach of duty by the Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed:

                  (i) the Trustee may not receive, hold the proceeds or otherwise have the benefit of the indemnity given in paragraph (a) otherwise than on behalf of and on trust for the Creditors of the relevant Fund; and

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                  (ii)     the Trustee may only be indemnified to the extent
                           necessary to allow it to discharge its liabilities to
                           those Creditors.

         (d)      Nothing in this clause 25.10 is to be taken:

                  (i) as imposing any restriction upon any right which any person may have to bring an action against the Trustee for loss or damage suffered by reason of the Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee or any other neglect, default or breach of duty by the Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed; or

                  (ii) as conferring upon the Trustee a right to be indemnified out of the Fund against any loss the Trustee (in its personal capacity) suffers in consequence of an action brought against it by reason of the Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee or any other neglect, default or breach of duty by the Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed.

25.11    TRUST MANAGER'S RIGHT OF INDEMNITY

         The Trust Manager is entitled to be indemnified out of the relevant
         Fund in respect of any liability, cost or expense properly incurred by it in its capacity as manager of the relevant Fund or so incurred by any of its delegates, sub-delegates or agents.

25.12    CONFLICTS

         Without limiting clause 15.3, nothing in this Deed prevents the Trustee, the Trust Manager or any Related Body Corporate or Associate
         (as defined in Part 1.2, Division 2 of the Corporations Act) of either of them (all being included in this clause in references to the Trustee and the Trust Manager) from:

         (a)      subscribing for, buying or selling Bonds;

         (b) in the ordinary course of its business contracting or acting in any capacity as representative or agent or otherwise or entering into any financial, banking, development, insurance, agency, broking or other transaction with the Trustee as trustee of any Fund or any other trust, or in its personal capacity;

         (c) providing any advice or services to the Trustee as trustee of any Fund; or

         (d)      being interested in any such contract or transaction.

         The Trustee and the Trust Manager shall not be in any way liable to account to any Bondholder, any Couponholder, any Beneficiary or any other person for any profits or benefits made or derived from or in connection with any such transaction.

25.13    CONSUMER CREDIT CODE

         (a) The Trust Manager and the Trustee agree that if, and for so long as, the Trust Manager and the Master Servicer are the same person:

                  (i) without limiting any other provision of this Deed and subject to paragraph (b) below, the Trust Manager shall indemnify the Trustee, free of any set-off or counterclaim, against all Penalty Payments which the Trustee is required to pay

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                           personally or in its capacity as trustee of a Fund
                           and arising in connection with the performance of its
                           duties or exercise of its powers under this Deed in
                           relation to that Fund;

                  (ii) the Trust Manager shall be the nominated credit provider for the purposes of section 75 of the Consumer Credit Regulations (Western Australia) for the purposes of all Regulated Loans and Regulated
                           Mortgages; and

                  (iii) the Trust Manager must, subject to paragraph (b), pay to the Trustee on demand any amount which the Trustee may recover from the Trust Manager under section 75 of the Consumer Credit Regulations (Western
                           Australia) by virtue of the Trust Manager being the nominated credit provider.

         (b) If the Trustee makes a Penalty Payment, the Trustee shall have no right to recover the amount of that Penalty Payment from the Trust Manager if that Penalty Payment was made as a result of:

                  (i) the Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee; or

                  (ii) any other neglect, default or breach of duty by the Trustee,

                  in either case, having regard to the powers, authorities and discretions conferred on the Trustee by this Deed.

         (c) For the avoidance of doubt, but subject to paragraph (d), clause 25.10 applies to a Penalty Payment.

         (d) If the Trustee has made, is obliged to make or intends to make a Penalty Payment, and is, or claims to be, entitled to recover the amount of that Penalty Payment from the Trust
                  Manager under paragraph (a), the Trustee may not exercise the right of indemnity conferred by clause 25.10 in respect of that Penalty Payment unless:

                  (i) it has made demand on the Trust Manager for recovery of that Penalty Payment under paragraph (a); and

                  (ii) the Trust Manager has failed to pay the amount of that Penalty Payment to the Trustee within 10
                           Business Days after that demand.

26.      NOTICES

26.1     NOTICES GENERALLY

         Subject to clause 26.2, every Notice:

         (a)      must be in writing in order to be valid;

         (b) must be deemed to have been duly served, given or made in relation to a party if it is:

                  (i) delivered to the address of that party set out in paragraph (e) (or at such other address as may be notified in writing by that party to the other party from time to time); or

                  (ii)     posted by prepaid registered post to such address; or

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                  (iii)    sent by fax to the fax number set out in
                           sub-paragraph (e) (or to such other number as may be
                           notified in writing by that party to the other party
                           from time to time);

         (c) shall be sufficient if executed by the party giving, serving or making the same or on its behalf by any two Authorised
                  Signatories of such party;

         (d)      shall be deemed to be given, served or made:

                  (i)      (in the case of prepaid registered post) within 2
                           Business Days after posting;

                  (ii) (in the case of fax) on receipt of a transmission report confirming successful transmission; and

                  (iii)    (in the case of delivery by hand) on delivery;

         (e) the addresses and facsimile numbers for service of Notices as referred to in sub-paragraph (b) of this clause are as follows:

                  THE TRUSTEE

                  35 Clarence Street
                  SYDNEY NSW 2000

                  By fax: (02) 8295 8675
                  Attention: Senior Manager, Securitisation

                  THE TRUST MANAGER

                  Level 6
                  12 Castlereagh Street
                  SYDNEY NSW 2000

                  By fax: (02) 9225 0864
                  Attention: Manager, Operations

         A BENEFICIARY

         The address or fax number set out in the relevant Beneficiary Register or as otherwise notified by the Beneficiary to the Trust Manager from time to time.

26.2     NOTICES TO BONDHOLDERS

         A Notice by the Trustee or the Trust Manager to Bondholders or Couponholders shall be deemed to be duly given or made if given or made in accordance with the Bond Terms and the Security Trust Deed (if any).

26.3     NOTICES TO DESIGNATED RATING AGENCIES

         The Trust Manager must provide a copy of each Notice to Bondholders in a Rated Fund to each Designated Rating Agency for that Fund as from time to time agreed in writing with that Rating Agency.

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27.      AMENDMENT

27.1     AMENDMENT BY TRUSTEE

         Subject to clause 27.2, the Trustee and the Trust Manager may by way of supplemental deed vary or amend this Deed (including this clause) in respect of any one or more Funds or any Supplementary Bond Terms so long as such variation or amendment is:

         (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

         (b) in the opinion of the Trustee necessary to comply with the provisions of any statute or regulation or with the requirements of any Government Body;

         (c)      in the opinion of the Trustee, is:

                  (i)      required by; or

                  (ii)     a consequence of; or

                  (iii)    consistent with; or

                  (iv) appropriate, expedient or desirable for any reason as a consequence of,

                  the introduction or imposition of, or any amendment or alteration to, any statute, regulation or requirement of any Governmental Body or any decision by any court (including, without limitation, the introduction or imposition of any Tax, any amendment to any regulation imposing a Tax, the issue of or amendment to any ruling by the Commissioner or Deputy
                  Commissioner of Taxation or the issue of any government announcement or statement or the handing down of any decision by any court that has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Funds);

         (d)      to apply only in respect of a Fund not yet constituted;

         (e) necessary to ensure that this Deed is not required to be registered with or approved by any Government Body in any Australian Jurisdiction;

         (f) in the reasonable opinion of the Trustee not prejudicial to the interests of the Bondholders or Beneficiaries in respect of any Fund previously constituted (in the case of a variation or amendment affecting that Fund); or

         (g) approved by an Extraordinary Resolution of Bondholders and by the Beneficiaries of any Fund to which the alteration, addition or modification applies.

27.2     CERTAIN PROVISIONS NOT TO BE VARIED

         The Trustee may not vary or amend clause 21, clause 27.1 or this clause
         27.2 insofar as they relate to Funds previously constituted (except pursuant to paragraphs (a), (b) or (c) of clause 27.1), without the unanimous consent of all Bondholders and all Beneficiaries of that Fund.

27.3     COPY OF AMENDMENTS TO BONDHOLDERS

         The Trust Manager must upon request by a Bondholder, provide the Bondholder with a copy of the supplemental deed effecting any variation or amendment to this Deed.

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27.4     COPY OF AMENDMENTS IN ADVANCE TO DESIGNATED RATING AGENCIES

         The Trust Manager must provide a copy of a proposed variation or amendment to this Deed insofar as it applies to a Rated Fund to each Designated Rating Agency for the Rated Fund at least 5 Business Days
         (or such other period as may from time to time be agreed by the Trust
         Manager with the Designated Rating Agency) prior to the same taking effect.

28.      MISCELLANEOUS

28.1     DATA BASE CONFIDENTIAL

         Each of the Trustee and the Trust Manager must keep the Data Base confidential in so far as the same is held by it and shall not disclose the same to any other person (including any of its Related Bodies
         Corporate) except:

         (a) as permitted or required by any Transaction Document or necessary for any party to a Transaction Document (including the Trustee, the Trust Manager and the Master Servicer) to perform its respective duties and obligations thereunder;

         (b) as required for the enforcement or attempted enforcement of any Transaction Document;

         (c) to any professional adviser, delegate, agent or sub-agent of the Trustee, the Trust Manager or the Master Servicer under a power contained in a Transaction Document;

         (d) to the officers, employees and directors of the Trustee, the Trust Manager or the Master Servicer made in the performance by the Trustee, the Trust Manager or the Master Servicer respectively of its duties and obligations under the Transaction Documents or at law;

         (e) to the Auditor of any Fund or as required by the Auditor of any Fund;

         (f)      as required by law or by any Government Body; or

         (g) in the case of a Rated Fund, to the Designated Rating Agency for that Fund.

28.2     WAIVERS, REMEDIES CUMULATIVE

         Save as provided in this Deed, no failure to exercise and no delay in exercising on the part of the Trustee or the Trust Manager any right, power or privilege under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.

28.3     GOVERNING LAW

         This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales.

28.4     JURISDICTION

         (a)      Each of the Trustee, the Trust Manager, the Beneficiaries, the
                  Bondholders and the Couponholders irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts of the State of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Deed.

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         (b)      Each of the Trustee, the Trust Manager, the Beneficiaries, the
                  Bondholders and the Couponholders irrevocably waives any
                  objection it may now or in the future have to the venue of any such action or proceedings and any claim it may now or in the future have that any such action or proceeding has been
                  brought in an inconvenient forum.

28.5     SEVERABILITY OF PROVISIONS

         In the event that any provision of this Deed is prohibited or unenforceable in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed or affecting the validity or enforceability of such provision in any other jurisdiction.

28.6     COUNTERPARTS

         This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

28.7     INSPECTION OF THIS DEED

         The Beneficiaries and the Bondholders may inspect a copy of this Deed at the office of the Trust Manager during normal business hours, but shall not be entitled to a copy thereof.

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SCHEDULE 1

FORM OF FUND CREATION NOTICE

[Letterhead of Trust Manager]


Permanent Custodians Limited
35 Clarence Street
SYDNEY NSW 2000

Attention: Senior Manager, Securitisation


Dear Sirs

ARMS II PROGRAM: FUND CREATION NOTICE

We refer to the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 (as amended) made between Permanent Custodians Limited as Trustee and Australian
Mortgage Securities Ltd as Trust Manager.

Words and expressions defined in the Master Trust Deed have the same meaning when used in this Fund Creation Notice, unless otherwise defined herein.

In accordance with clause 3.2 of the Master Trust Deed, we give you this Fund
Creation Notice for the following Fund (the FUND):

(a)      the Fund is designated a Euro Fund;

(b)      the Fund is to be a [Warehouse] [Issuing]* Fund;

(c)      the Initial Amount for the Fund is $               ;

(d)      the initial Beneficiaries of the Fund is/are [insert details];

(e) the entitlement of the Beneficiary/Beneficiaries is/are: [the entire beneficial interest in the Fund][insert other details];

(f)      the name of the Fund is [         ];

(g)      the Income Distribution Dates for the Fund are as follows:

         [insert details];

(h)      the Fund is [not]* to be a Rated Fund;

(i)      the Designated Rating Agency for the Fund is [      ]; and

(j)      the Designated Rating for the Fund is [insert details]*.

We enclose our cheque in your favour in settlement upon you of the Initial
Amount.

Yours faithfully

------------------------------------
Authorised Signatory

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AUSTRALIAN MORTGAGE SECURITIES LTD

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SCHEDULE 2

FORM OF ISSUE NOTICE

[Letterhead of Trust Manager]


Permanent Custodians Limited
35 Clarence Street
SYDNEY NSW 2000

Attention: Senior Manager, Securitisation


Dear Sirs

ARMS II PROGRAM : ISSUE NOTICE

We refer to the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 (as amended) made between Permanent Custodians Limited as Trustee and Australian
Mortgage Securities Ltd as Trust Manager.

Words and expressions defined in the Master Trust Deed have the same meaning when used in this Issue Notice, unless otherwise defined herein.

1. In accordance with clauses 5.1 and 6.1 of the Master Trust Deed, we require you, as Trustee of the [insert details of Issuing Fund] to issue the following Bonds:

         (a) the name or designation to be ascribed to the Bonds is [insert details];

         (b)      the aggregate Face Value of the Bonds to be issued is $[    ];

         (c)      the denominations in which the Bonds are to be issued is
                  $[     ] per Bond;

         (d)      the Issue Date is [insert details];

         (e) the following Transaction Documents are required to be entered into in connection with the issue of the Bonds:

                  [insert details of Security Trust Deed, all Enhancements, all
                  Currency Swaps and any other Transaction Documents to be entered into by Trustee]

                  [Copies of [drafts of] those Transaction Documents are enclosed.]

         (f) the Bonds will comprise a single Series all being totally fungible] [the Bonds will comprise [insert number] Series having principal terms as follows:

                  [insert details as per (b)-(e) above for each Series]]; and

         (g)      the Portfolio to be acquired with the Issue Proceeds is [not]
                  comprised in the Assets of a Warehouse Fund, [, being the
                  [       ] Fund]. [The person for whose benefit the Issue
                  Proceeds of the Bonds are to be held pursuant to clause 6.8(a)
                  of the Master Trust Deed is [insert details]].

2.       We attach:

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         (a)      details of the Portfolio which are to be acquired by you, in your capacity as Trustee of the Issuing Fund, with the Issue
                  Proceeds;

         (b)      the Supplementary Bond Terms applicable to the Bonds; and]

         (c) a letter/certificate from the Designated Rating Agency addressed to you confirming that the Bonds [in each Series] will be rated not lower than the Designated Rating [for that Series]; [and that Bonds previously issued by you as Trustee of the Issuing Fund will not be downgraded to a credit rating lower than the Designated Rating as a result of the issue of the Bonds specified in this Issue Notice].

3.       The Supplementary Bond Terms applicable to the Bonds are the terms and
         condition set out in [    ].

4.       We certify that:

         (a) the terms of the Master Trust Deed with respect to the proposed Issue have been, and will on the Issue Date, continue to be complied with; and

         (b) assuming that all parties to all Transaction Documents entered into by you as Trustee of the relevant Issuing Fund, and all issuers of Authorised Investments from time to time comprised in the Assets of the Issuing Fund comply in full with their respective obligations under those Transaction Documents and Authorised Investments, and having regard to:

                  (i)      the terms of the Transaction Documents;

                  (ii) the terms of the Mortgages comprised in the Portfolio;

                  (iii)    the anticipated Expenses of the Issuing Fund; and

                  (iv) all other information available to us as at the date of this notice,

                  you will, in your capacity as Trustee of the Issuing Fund, have available to you sufficient funds to enable you to comply with your obligations under those Transaction Documents.

Yours faithfully

------------------------------------
Authorised Signatory

AUSTRALIAN MORTGAGES SECURITIES LTD

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SCHEDULE 3

FORM OF PORTFOLIO COMPLIANCE CERTIFICATE

[Letterhead of Trust Manager]


Permanent Custodians Limited
35 Clarence Street
SYDNEY NSW 2000

Attention: Senior Manager, Securitisation


Dear Sirs

ARMS II PROGRAM : PORTFOLIO COMPLIANCE CERTIFICATE

We refer to:

(a) the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 (as amended) made between Permanent Custodians Limited as Trustee and Australian Mortgage Securities Ltd as Trust Manager; and

(b) the Issue Notice (the ISSUE NOTICE) given by us to you dated [ ] requiring you to issue the Bonds referred to therein in your capacity as Trustee of the [insert details of Issuing Fund].

Words and expressions defined in the Master Trust Deed have the same meaning when used in this Portfolio Compliance Certificate, unless otherwise defined herein.

We certify, with respect to each Mortgage comprised in the Portfolio specified in the Issue Notice that:

1. on the date of its settlement, except as disclosed to you in writing and approved or waived by you on or prior to settlement, all of the representations and warranties made by us pursuant to clause 12.1 of the Master Origination and Servicing Agreement were true and correct by reference to the facts and circumstances then existing;

2. we are not aware of any fact, event or circumstance which would lead us to believe that any of those representations and warranties, or any other warranties, statements, certificates or other information provided to us by the relevant Mortgagor, Approved Solicitor, Approved
         Valuer or any other person prior to settlement of that mortgage were incorrect, untrue or misleading in any material respect at the time they were made;

3. we are not aware of any fact, event or circumstance which would cause any of those representations and warranties to be untrue or incorrect if repeated on the date of this Portfolio Compliance Certificate by reference to the facts and circumstances now existing;

4. we are not aware of any circumstances relating to that Mortgage or the relevant Property which could reasonably be expected to diminish, as at the date of this Portfolio Compliance Certificate, the value or marketability of the Property from that stated in the relevant valuation;

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5.       the Borrower in respect of each such Mortgage is not in arrears in the payment of any periodic payments secured by that Mortgage, except to the extent disclosed to and approved by the Designated Rating Agency for the purposes of the letter or certificate from the Designated
         Rating Agency attached to the Issue Notice;

6. we are not aware of any circumstances relating to that Mortgage, the relevant Property, the relevant Mortgagor or any relevant Guarantor which could reasonably be expected to cause a prudent investor to:

         (a)      regard the Mortgage as an unacceptable investment;

         (b)      expect the Mortgagor to default under the Mortgage; or

         (c) diminish the value or marketability of the Property from that stated in the relevant Valuation; and

7. we are not aware of the occurrence of any Event of Default in relation to that Mortgage which has not been remedied to our satisfaction or waived in accordance with the Master Origination and Servicing
         Agreement.

The statements made by us above are based upon a review of the Database and the records maintained by us with respect to the Portfolio under and in accordance with the Master Trust Deed and the Master Origination and Servicing Agreement.
We have made no specific enquiry or investigation as to any of the matters referred to in the statements made above.

Yours faithfully

------------------------------------
Authorised Signatory

AUSTRALIAN MORTGAGE SECURITIES LTD

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SCHEDULE 4

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SCHEDULE 5

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SCHEDULE 6

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SCHEDULE 7

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EXECUTED as a Deed.


SIGNED SEALED AND DELIVERED for PERMANENT
CUSTODIANS LIMITED by its attorney in the presence of:


------------------------------------        ------------------------------------
Witness Signature                           Attorney Signature

------------------------------------        ------------------------------------
Print Name                                  Print Name


SIGNED SEALED AND DELIVERED for AUSTRALIAN
MORTGAGE SECURITIES LIMITED by its attorney in the presence of:


------------------------------------        ------------------------------------
Witness Signature                           Attorney Signature

------------------------------------        ------------------------------------
Print Name                                                  Print Name

                                                                         Page 62
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SCHEDULE 3

                                                            Amended and Restated
                                                               Master Trust Deed


                                                    Permanent Custodians Limited

                                Australian Securitisation Management Pty Limited

                                              Australian Mortgage Securities Ltd


                                                            ARMS II Global Funds

                                                               The Chifley Tower
                                                                2 Chifley Square
                                                               Sydney  NSW  2000
                                                             Tel  61 2 9230 4000
                                                             Fax  61 2 9230 5333
                                                                  www.aar.com.au


                                       (C) Copyright Allens Arthur Robinson 2004

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TABLE OF CONTENTS

1.       DEFINITIONS AND INTERPRETATION                                                      2
         1.1      Definitions                                                                2
         1.2      Interpretation                                                             2
         1.3      Supplemental Deed                                                          2

2.       AMENDMENT                                                                           2

3.       CONFIRMATION                                                                        3

4.       GOVERNING LAW AND JURISDICTION                                                      3

5.       COUNTERPARTS                                                                        3

6.       APPLIES TO ALL FUNDS                                                                3

7.       TRUSTEE'S CAPACITY                                                                  3

SCHEDULE 1                                                                                   6

1.       DEFINITIONS AND INTERPRETATION                                                      1
         1.1      Definitions                                                                1
         1.2      Interpretation                                                            11

2.       THE ARMS II FUNDS                                                                  12
         2.1      Appointment of Trustee                                                    12
         2.2      Separate and Distinct Funds                                               12

3.       THE FUNDS                                                                          13
         3.1      Beneficial Interest in Funds                                              13
         3.2      Fund Creation Notice                                                      13
         3.3      Creation of Additional Funds                                              13
         3.4      Name of Funds                                                             13
         3.5      Duration of Funds                                                         13
         3.6      Beneficiary Register                                                      13

3A.      BENEFICIARIES OF DESIGNATED FUNDS                                                  14
         3A.1     Acknowledgement                                                           14
         3A.2     Residual Capital Unit                                                     14
         3A.3     Residual Income Unit                                                      14

4.       LIMITS ON RIGHTS OF BONDHOLDERS AND BENEFICIARIES                                  15
         4.1      General Limits                                                            15
         4.2      Further Limits on Interests of Beneficiaries                              15
         4.3      Ranking of Interest of Beneficiaries                                      15
         4.4      Resolution of Conflicts                                                   16
         4.5      No Liability of Bondholders or Beneficiaries                              16

5.       BONDS                                                                              16
         5.1      Nature of Bonds                                                           16
         5.2      Trustee's Covenant to Bondholders                                         16
         5.3      Minimum Face Value of Bonds                                               17
         5.4      Bonds Not Invalid if Issued in Breach                                     17

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
         5.5      Location of Bonds                                                         17

6.       PROCEDURE FOR ISSUE OF BONDS                                                       17
         6.1      Form of Issue Notice                                                      17
         6.2      Notice to Warehouse Beneficiary                                           18
         6.3      Supplementary Bond Terms                                                  18
         6.4      Amendment                                                                 19
         6.5      Acceptance of Issue Notice                                                19
         6.6      Non-Complying Issue Notice                                                19
         6.7      Issue of Bonds and Transfer of Benefit of Mortgages                       19
         6.8      Acquisition of Portfolio                                                  20
         6.9      Amount of Bonds Created for an Issuing Fund                               20
         6.10     Action following Issue                                                    20
         6.11     No Liability for Insufficient Moneys                                      21
         6.12     Recording of Transfer and Further Assurance                               21
         6.13     Subsequent Adjustment                                                     21
         6.14     No Limit on Bonds                                                         22
         6.15     Compliance with Laws                                                      22

7.       TRANSFERS OF BONDS                                                                 22
         7.1      No Restrictions on Transfer of Bonds                                      22
         7.2      Selling Restriction                                                       22
         7.3      Form of Transfer                                                          22
         7.4      Registration of Transferee as Bondholder                                  23
         7.5      Registrar Entitled to Refuse to Register Transfer and Acceptance          23
         7.6      Notice of Refusal to Register                                             23
         7.7      No Fee for Registration of a Bond Transfer                                23
         7.8      Taking Effect of Bond Transfers                                           23
         7.9      Transmission of Entitlements                                              23
         7.10     Marking of Transfers                                                      24
         7.11     Specimen Signatures                                                       24

8.       REGISTRATION CONFIRMATIONS                                                         24
         8.1      Issue of Registration Confirmation                                        24
         8.2      No Certificate of Title                                                   24
         8.3      Joint Holdings                                                            24

9.       WAREHOUSE FUNDING                                                                  24
         9.1      Transfer of Warehouse Assets to Another Fund                              24
         9.2      Warehouse Trigger Event                                                   25
         9.3      Parties to Give Effect to Transfer                                        25
         9.4      Rights Additional to Issue of Bonds                                       25

10.      APPOINTMENT OF TRUST MANAGER                                                       26
         10.1     Appointment                                                               26
         10.2     Powers of Management                                                      26
         10.3     Trust Manager to Enforce Against Master Servicer                          26
         10.4     Trust Manager Not Liable for Master Servicer                              26
         10.5     Effect of Compliance as Master Servicer                                   26
         10.6     Enforcement of Duties of Master Servicer                                  26

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
11.      INVESTMENT OF THE FUND                                                             27
         11.1     Authorised Investments                                                    27
         11.2     Trust Manager to Make Proposals                                           27
         11.3     Trustee to Comply with Proposals                                          27
         11.4     Authorised Investments for Rated Funds                                    28
         11.5     Limitation on Maturity of Investments                                     28
         11.6     Rights Attaching to Assets                                                28
         11.7     Trustee's Dealing with Assets                                             28
         11.8     Interest Hedges and Enhancements                                          28
         11.9     Hedges and Enhancements for Rated Funds                                   29
         11.10    Limitation of Trustee's Personal Liability                                29
         11.11    Moneys Payable to Trustee                                                 29
         11.12    Segregation of Assets of a Fund                                           29
         11.13    Assets of Funds                                                           29
         11.14    Liabilities of a Fund                                                     29
         11.15    Origination and Management of Mortgages                                   29
         11.16    Trust Manager will act as Master Servicer                                 30
         11.17    Trust Manager's Power to Delegate                                         30
         11.18    Trust Manager                                                             30
         11.19    Professional Advisers                                                     31

12.      ADDITIONAL OBLIGATIONS OF TRUST MANAGER                                            31
         12.1     General                                                                   31
         12.2     Additional Obligations                                                    31
         12.3     Trust Manager Cannot Bind Trustee Unless Authorised                       32
         12.4     Threshold Rate Obligation                                                 32

13.      RETIREMENT OF TRUST MANAGER                                                        32
         13.1     Removal                                                                   32
         13.2     Voluntary Retirement                                                      33
         13.3     No Resignation by Trust Manager Unless Successor Appointed                33
         13.4     Trustee Appoints Replacement Trust Manager                                33
         13.5     Terms of Appointment of Incoming Manager                                  33
         13.6     Effect of Termination of Outgoing Manager                                 33
         13.7     Delivery of Documents                                                     33
         13.8     Notice to Security Trustee of Incoming Manager                            34

14.      TRUSTEE'S POWERS                                                                   34
         14.1     General Power                                                             34
         14.2     Specific Powers                                                           34
         14.3     Delegation to Related Bodies Corporate                                    35
         14.4     Trustee's Power to Delegate; Appoint Attorneys and Agents                 35
         14.5     Trustee Liable for Delegates                                              36
         14.6     Delegable and Non-Delegable Duties of Trustee                             36
         14.7     Trustee Not Liable for Third Parties                                      36

15.      TRUSTEE'S COVENANTS                                                                36
         15.1     General                                                                   36
         15.2     To Act Continuously as Trustee                                            36

                                                                        Page iii
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
         15.3     To Act Honestly, Diligently and Prudently                                 36
         15.4     No Dispositions of Assets                                                 37
         15.5     Forward Notices etc. to Trust Manager                                     37
         15.6     Trustee will implement Trust Manager's Directions                         37
         15.7     Custodian                                                                 37
         15.8     Perform Transaction Documents                                             37

16.      TRUSTEE'S FEES AND EXPENSES                                                        37
         16.1     Trustee's Fee                                                             37
         16.2     Manager's Fee                                                             37

17.      RETIREMENT OF TRUSTEE                                                              38
         17.1     Mandatory Retirement                                                      38
         17.2     Trust Manager may Remove Trustee                                          38
         17.3     Trust Manager Appoints Replacement                                        38
         17.4     Voluntary Retirement                                                      38
         17.5     Funds to be Vested in New Trustee                                         38
         17.6     Release of Outgoing Trustee                                               39
         17.7     Incoming Trustee to Execute Deed                                          39
         17.8     Trust Manager and Outgoing Trustee to Settle Amounts Payable              39
         17.9     Outgoing Trustee to Retain Lien                                           39
         17.10    Delivery of Documents                                                     39
         17.11    Notice to Security Trustee of Incoming Trustee                            40

18.      TRUST ACCOUNTS                                                                     40
         18.1     Opening of Trust Accounts                                                 40
         18.2     Location of Trust Accounts                                                40
         18.3     Authorised Signatories                                                    40
         18.4     Bank Statements and Account Information                                   40
         18.5     Deposits                                                                  41
         18.6     Withdrawals                                                               41
         18.7     Central Clearing Account                                                  41

19.      AUDITORS                                                                           41
         19.1     Appointment of Auditor                                                    41
         19.2     Removal and Retirement of Auditor                                         41
         19.3     Appointment of Replacement Auditor                                        42
         19.4     Auditor may have other Offices                                            42

20.      RECORDS AND FINANCIAL STATEMENTS                                                   42

21.      PAYMENTS FROM FUNDS AND TERMINATION                                                42
         21.1     Payments by Trustee                                                       42
         21.2     Income of the Fund                                                        42
         21.3     Income Entitlement                                                        43
         21.4     Distribution of excess Tax Income                                         43
         21.5     Payments to Beneficiaries                                                 43
         21.6     Application of Fund income                                                43
         21.7     Application of Residual Income Beneficiaries' Entitlements                44
         21.8     Trust Manager to ensure compliance by Trustee                             44

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
         21.9     Distribution on Vesting Date                                              44

22.      THE REGISTER                                                                       45
         22.1     Details to be kept on the Register                                        45
         22.2     Place of Keeping Register, Copies and Access                              45
         22.3     Branch Registers                                                          46
         22.4     Details on Register Conclusive                                            46
         22.5     Closing of Register                                                       46
         22.6     Alteration of Details on Register                                         47
         22.7     Rectification of Register                                                 47
         22.8     Trustee May Appoint Registrar                                             47

23.      MEETINGS OF BONDHOLDERS                                                            48
         23.1     Governing Provisions                                                      48
         23.2     Security Trust Deed prevails                                              48

24.      PAYMENTS GENERALLY                                                                 48
         24.1     Cheque Details                                                            48
         24.2     Payments Good Discharge                                                   48
         24.3     Valid Receipts                                                            48

25.      TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY            49
         25.1     Powers Additional                                                         49
         25.2     Reliance on Certificates                                                  49
         25.3     No Liability                                                              49
         25.4     Notices from Trustee and Trust Manager                                    49
         25.5     Compliance with Laws                                                      49
         25.6     Reliance on Experts                                                       50
         25.7     Powers, Authorities and Discretions                                       50
         25.8     Legal and Other Proceedings                                               50
         25.9     Liability of Trustee under Transaction Documents                          50
         25.10    Trustee's indemnity not be impaired                                       51
         25.11    Trust Manager's Right of Indemnity                                        52
         25.12    Conflicts                                                                 52
         25.13    Consumer Credit Code                                                      52

26.      NOTICES                                                                            53
         26.1     Notices Generally                                                         53
         26.2     Notices to Bondholders                                                    54
         26.3     Notices to Designated Rating Agencies                                     54

27.      AMENDMENT                                                                          55
         27.1     Amendment by Trustee                                                      55
         27.2     Certain Provisions Not to be Varied                                       55
         27.3     Copy of Amendments to Bondholders                                         55
         27.4     Copy of Amendments in Advance to Designated Rating Agencies               56

28.      MISCELLANEOUS                                                                      56
         28.1     Data Base Confidential                                                    56
         28.2     Waivers, Remedies Cumulative                                              56

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
         28.3     Governing Law                                                             56
         28.4     Jurisdiction                                                              56
         28.5     Severability of Provisions                                                57
         28.6     Counterparts                                                              57
         28.7     Inspection of this Deed                                                   57
         28.8     Non-Business Days                                                         57

SCHEDULE 1                                                                                  58
         Form of Fund Creation Notice                                                       58

SCHEDULE 2                                                                                  59
         Form of Issue Notice                                                               59

SCHEDULE 3                                                                                  61
         Form of Portfolio Compliance Certificate                                           61

SCHEDULE 4                                                                                  63
         Form of Bond Application                                                           63

SCHEDULE 5                                                                                  65
         Form of Registration Confirmation                                                  65

SCHEDULE 6                                                                                  67
         Form of Transfer and Acceptance                                                    67

SCHEDULE 7                                                                                  70
         Procedures for Bondholder's Meeting                                                70

SCHEDULE 2                                                                                  75

1.       DEFINITIONS AND INTERPRETATION                                                      1
         1.1      Definitions                                                                1
         1.2      Interpretation                                                            11
         1.3      Incorporated Definitions                                                  12

2.       THE ARMS II FUNDS                                                                  12
         2.1      Appointment of Trustee                                                    12
         2.2      Separate and Distinct Funds                                               12

3.       THE FUNDS                                                                          12
         3.1      Beneficial Interest in Funds                                              12
         3.2      Fund Creation Notice                                                      12
         3.3      Creation of Additional Funds                                              12
         3.4      Name of Funds                                                             13
         3.5      Duration of Funds                                                         13
         3.6      Beneficiary Register                                                      13

3A.      BENEFICIARIES OF DESIGNATED FUNDS                                                  13
         3A.1     Acknowledgement                                                           13
         3A.2     Residual Capital Unit                                                     14
         3A.3     Residual Income Unit                                                      14

4.       LIMITS ON RIGHTS OF BONDHOLDERS AND BENEFICIARIES                                  14
         4.1      General Limits                                                            14
         4.2      Further Limits on Interests of Beneficiaries                              15

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
         4.3      Ranking of Interest of Beneficiaries                                      15
         4.4      Resolution of Conflicts                                                   15
         4.5      No Liability of Bondholders, Couponholders or Beneficiaries               15

5.       BONDS                                                                              16
         5.1      Nature of Bonds                                                           16
         5.2      Trustee's Covenant to Bondholders and Couponholders                       16
         5.3      Minimum Face Value of Bonds                                               16
         5.4      Bonds Not Invalid if Issued in Breach                                     16

6.       PROCEDURE FOR ISSUE OF BONDS                                                       16
         6.1      Form of Issue Notice                                                      16
         6.2      Notice to Warehouse Beneficiary                                           18
         6.3      Supplementary Bond Terms                                                  18
         6.4      Amendment                                                                 18
         6.5      Acceptance of Issue Notice                                                18
         6.6      Non-Complying Issue Notice                                                18
         6.7      Issue of Bonds and Transfer of Benefit of Mortgages                       19
         6.8      Acquisition of Portfolio                                                  19
         6.9      Amount of Bonds Created for an Issuing Fund                               20
         6.10     Action following Issue                                                    20
         6.11     No Liability for Insufficient Moneys                                      20
         6.12     Recording of Transfer and Further Assurance                               20
         6.13     Subsequent Adjustment                                                     20
         6.14     No Limit on Bonds                                                         21
         6.15     Compliance with Laws                                                      21

7.       TRANSFERS OF BONDS                                                                 21

8.       REGISTRATION CONFIRMATIONS                                                         21

9.       WAREHOUSE FUNDING                                                                  21
         9.1      Transfer of Warehouse Assets to Another Fund                              21
         9.2      Warehouse Trigger Event                                                   22
         9.3      Parties to Give Effect to Transfer                                        22
         9.4      Rights Additional to Issue of Bonds                                       22

10.      APPOINTMENT OF TRUST MANAGER                                                       22
         10.1     Appointment                                                               22
         10.2     Powers of Management                                                      23
         10.3     Trust Manager to Enforce Against Master Servicer                          23
         10.4     Trust Manager Not Liable for Master Servicer                              23
         10.5     Effect of Compliance as Master Servicer                                   23
         10.6     Enforcement of Duties of Master Servicer                                  23

11.      INVESTMENT OF THE FUND                                                             23
         11.1     Authorised Investments                                                    23
         11.2     Trust Manager to Make Proposals                                           24
         11.3     Trustee to Comply with Proposals                                          24
         11.4     Authorised Investments for Rated Funds                                    24
         11.5     Limitation on Maturity of Investments                                     25

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
         11.6     Rights Attaching to Assets                                                25
         11.7     Trustee's Dealing with Assets                                             25
         11.8     Swaps and Enhancements                                                    25
         11.9     Swaps and Enhancements for Rated Funds                                    25
         11.10    Limitation of Trustee's Personal Liability                                25
         11.11    Moneys Payable to Trustee                                                 26
         11.12    Segregation of Assets of a Fund                                           26
         11.13    Assets of Funds                                                           26
         11.14    Liabilities of a Fund                                                     26
         11.15    Origination and Management of Mortgages                                   26
         11.16    Trust Manager will act as Master Servicer                                 26
         11.17    Trust Manager's Power to Delegate                                         27
         11.18    Trust Manager                                                             27
         11.19    Professional Advisers                                                     27

12.      ADDITIONAL OBLIGATIONS OF TRUST MANAGER                                            28
         12.1     General                                                                   28
         12.2     Additional Obligations                                                    28
         12.3     Trust Manager Cannot Bind Trustee Unless Authorised                       29
         12.4     Threshold Rate Obligation of Trust Manager                                29

13.      RETIREMENT OF TRUST MANAGER                                                        29
         13.1     Removal                                                                   29
         13.2     Voluntary Retirement                                                      29
         13.3     No Resignation by Trust Manager Unless Successor Appointed                30
         13.4     Trustee Appoints Replacement Trust Manager                                30
         13.5     Terms of Appointment of Incoming Manager                                  30
         13.6     Effect of Termination of Outgoing Manager                                 30
         13.7     Delivery of Documents                                                     30
         13.8     Notice to Security Trustee of Incoming Manager                            30

14.      TRUSTEE'S POWERS                                                                   31
         14.1     General Power                                                             31
         14.2     Specific Powers                                                           31
         14.3     Delegation to Related Bodies Corporate                                    32
         14.4     Trustee's Power to Delegate; Appoint Attorneys and Agents                 32
         14.5     Trustee Liable for Delegates                                              32
         14.6     Delegable and Non-Delegable Duties of Trustee                             33
         14.7     Trustee Not Liable for Third Parties                                      33

15.      TRUSTEE'S COVENANTS                                                                33
         15.1     General                                                                   33
         15.2     To Act Continuously as Trustee                                            33
         15.3     To Act Honestly, Diligently and Prudently                                 33
         15.4     No Dispositions of Assets                                                 34
         15.5     Forward Notices etc. to Trust Manager                                     34
         15.6     Trustee will implement Trust Manager's Directions                         34
         15.7     Custodian                                                                 34
         15.8     Perform Transaction Documents                                             34

                                                                       Page viii
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
16.      TRUSTEE'S FEES AND EXPENSES                                                        34
         16.1     Trustee's Fee                                                             34
         16.2     Manager's Fee                                                             34

17.      RETIREMENT OF TRUSTEE                                                              34
         17.1     Mandatory Retirement                                                      34
         17.2     Trust Manager may Remove Trustee                                          35
         17.3     Trust Manager Appoints Replacement                                        35
         17.4     Voluntary Retirement                                                      35
         17.5     Funds to be Vested in New Trustee                                         35
         17.6     Release of Outgoing Trustee                                               35
         17.7     Incoming Trustee to Execute Deed                                          35
         17.8     Trust Manager and Outgoing Trustee to Settle Amounts Payable              36
         17.9     Outgoing Trustee to Retain Lien                                           36
         17.10    Delivery of Documents                                                     36
         17.11    Notice to Security Trustee of New Trustee                                 36

18.      TRUST ACCOUNTS                                                                     37
         18.1     Opening of Trust Accounts                                                 37
         18.2     Location of Trust Accounts                                                37
         18.3     Authorised Signatories                                                    37
         18.4     Bank Statements and Account Information                                   37
         18.5     Deposits                                                                  37
         18.6     Withdrawals                                                               38
         18.7     Central Clearing Account                                                  38

19.      AUDITORS                                                                           38
         19.1     Appointment of Auditor                                                    38
         19.2     Removal and Retirement of Auditor                                         38
         19.3     Appointment of Replacement Auditor                                        38
         19.4     Auditor may have other Offices                                            39

20.      RECORDS AND FINANCIAL STATEMENTS                                                   39

21.      PAYMENTS FROM FUNDS AND TERMINATION                                                39
         21.1     Payments by Trustee                                                       39
         21.2     Income of the Fund                                                        39
         21.3     Income Entitlement                                                        39
         21.4     Distribution of excess Tax Income                                         40
         21.5     Payments to Beneficiaries                                                 40
         21.6     Application of Fund income                                                40
         21.7     Application of Residual Income Beneficiaries' Entitlements                41
         21.8     Trust Manager to ensure compliance by Trustee                             41
         21.9     Distribution on Vesting Date                                              41

22.      THE REGISTER                                                                       42

23.      MEETINGS OF BONDHOLDERS                                                            42

24.      PAYMENTS GENERALLY                                                                 42
         24.1     Payments to Beneficiaries                                                 42

                                                                         Page ix
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
         24.2     Payments to Bondholders and Couponholders                                 42
         24.3     Payments Good Discharge                                                   42
         24.4     Valid Receipts                                                            42

25.      TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY            43
         25.1     Powers Additional                                                         43
         25.2     Reliance on Certificates                                                  43
         25.3     No Liability                                                              43
         25.4     Notices from Trustee and Trust Manager                                    43
         25.5     Compliance with Laws                                                      43
         25.6     Reliance on Experts                                                       44
         25.7     Powers, Authorities and Discretions                                       44
         25.8     Legal and Other Proceedings                                               44
         25.9     Liability of Trustee under Transaction Documents                          44
         25.10    Trustee's indemnity not be impaired                                       45
         25.11    Trust Manager's Right of Indemnity                                        46
         25.12    Conflicts                                                                 46
         25.13    Consumer Credit Code                                                      46

26.      NOTICES                                                                            47
         26.1     Notices Generally                                                         47
         26.2     Notices to Bondholders                                                    48
         26.3     Notices to Designated Rating Agencies                                     48

27.      AMENDMENT                                                                          49
         27.1     Amendment by Trustee                                                      49
         27.2     Certain Provisions Not to be Varied                                       49
         27.3     Copy of Amendments to Bondholders                                         49
         27.4     Copy of Amendments in Advance to Designated Rating Agencies               50

28.      MISCELLANEOUS                                                                      50
         28.1     Data Base Confidential                                                    50
         28.2     Waivers, Remedies Cumulative                                              50
         28.3     Governing Law                                                             50
         28.4     Jurisdiction                                                              50
         28.5     Severability of Provisions                                                51
         28.6     Counterparts                                                              51
         28.7     Inspection of this Deed                                                   51

SCHEDULE 1                                                                                  52
         Form of Fund Creation Notice                                                       52

SCHEDULE 2                                                                                  54
         Form of Issue Notice                                                               54

SCHEDULE 3                                                                                  56
         Form of Portfolio Compliance Certificate                                           56

SCHEDULE 4                                                                                  58

SCHEDULE 5                                                                                  59

                                                                          Page x
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
SCHEDULE 6                                                                                  60

SCHEDULE 7                                                                                  61

SCHEDULE 3                                                                                  63

1.       DEFINITIONS AND INTERPRETATION                                                      1
         1.1      Definitions                                                                1
         1.2      Interpretation                                                            11
         1.3      Incorporated Definitions                                                  12

2.       THE ARMS II FUNDS                                                                  12
         2.1      Appointment of Trustee                                                    12
         2.2      Separate and Distinct Funds                                               12

3.       THE FUNDS                                                                          12
         3.1      Beneficial Interest in Funds                                              12
         3.2      Fund Creation Notice                                                      12
         3.3      Creation of Additional Funds                                              13
         3.4      Name of Funds                                                             13
         3.5      Duration of Funds                                                         13
         3.6      Beneficiary Register                                                      13

4.       LIMITS ON RIGHTS OF BONDHOLDERS AND BENEFICIARIES                                  14
         4.1      General Limits                                                            14
         4.2      Further Limits on Interests of Beneficiaries                              14
         4.3      Ranking of Interest of Beneficiaries                                      14
         4.4      Resolution of Conflicts                                                   14
         4.5      No Liability of Bondholders or Beneficiaries                              15

5.       BONDS                                                                              15
         5.1      Nature of Bonds                                                           15
         5.2      Trustee's Covenant to Bondholders                                         15
         5.3      Minimum Face Value of Bonds                                               15
         5.4      Bonds Not Invalid if Issued in Breach                                     16

6.       PROCEDURE FOR ISSUE OF BONDS                                                       16
         6.1      Form of Issue Notice                                                      16
         6.2      Notice to Warehouse Beneficiary                                           17
         6.3      Supplementary Bond Terms                                                  17
         6.4      Amendment                                                                 18
         6.5      Acceptance of Issue Notice                                                18
         6.6      Non-Complying Issue Notice                                                18
         6.7      Issue of Bonds and Transfer of Benefit of Mortgages                       18
         6.8      Acquisition of Portfolio                                                  18
         6.9      Amount of Bonds Created for an Issuing Fund                               19
         6.10     Action following Issue                                                    19
         6.11     No Liability for Insufficient Moneys                                      19
         6.12     Recording of Transfer and Further Assurance                               20
         6.13     Subsequent Adjustment                                                     20
         6.14     No Limit on Bonds                                                         21

                                                                         Page xi
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
         6.15     Compliance with Laws                                                      21

7.       TRANSFERS OF BONDS                                                                 21

8.       REGISTRATION CONFIRMATIONS                                                         21

9.       WAREHOUSE FUNDING                                                                  21
         9.1      Transfer of Warehouse Assets to Another Fund                              21
         9.2      Warehouse Trigger Event                                                   22
         9.3      Parties to Give Effect to Transfer                                        22
         9.4      Rights Additional to Issue of Bonds                                       22

10.      APPOINTMENT OF TRUST MANAGER                                                       22
         10.1     Appointment                                                               22
         10.2     Powers of Management                                                      22
         10.3     Trust Manager to Enforce Against Master Servicer                          22
         10.4     Trust Manager Not Liable for Master Servicer                              22
         10.5     No Enquiry                                                                23

11.      INVESTMENT OF THE FUND                                                             23
         11.1     Authorised Investments                                                    23
         11.2     Trust Manager to Make Proposals                                           23
         11.3     Trustee to Comply with Proposals                                          23
         11.4     Authorised Investments for Rated Funds                                    24
         11.5     Limitation on Maturity of Investments                                     24
         11.6     Rights Attaching to Assets                                                24
         11.7     Trustee's Dealing with Assets                                             24
         11.8     Swaps and Enhancements                                                    24
         11.9     Swaps and Enhancements for Rated Funds                                    25
         11.10    Limitation of Trustee's Personal Liability                                25
         11.11    Moneys Payable to Trustee                                                 25
         11.12    Segregation of Assets of a Fund                                           25
         11.13    Assets of Funds                                                           25
         11.14    Liabilities of a Fund                                                     25
         11.15    Origination and Management of Mortgages                                   25
         11.16    Trust Manager will act as Master Servicer                                 26
         11.17    Trust Manager's Power to Delegate                                         26
         11.18    Trust Manager                                                             26
         11.19    Professional Advisers                                                     27

12.      ADDITIONAL OBLIGATIONS OF TRUST MANAGER AND AMS                                    27
         12.1     General                                                                   27
         12.2     Additional Obligations                                                    27
         12.3     Trust Manager Cannot Bind Trustee Unless Authorised                       28
         12.4     Threshold Rate Obligation of AMS                                          28

13.      RETIREMENT OF TRUST MANAGER                                                        29
         13.1     Removal                                                                   29
         13.2     Voluntary Retirement                                                      29
         13.3     No Resignation by Trust Manager Unless Successor Appointed                29
         13.4     Trustee Appoints Replacement Trust Manager                                29

                                                                        Page xii
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
         13.5     Terms of Appointment of Incoming Manager                                  29
         13.6     Effect of Termination of Outgoing Manager                                 29
         13.7     Delivery of Documents                                                     30
         13.8     Notice to Security Trustee of Incoming Manager                            30

14.      TRUSTEE'S POWERS                                                                   30
         14.1     General Power                                                             30
         14.2     Specific Powers                                                           30
         14.3     Delegation to Related Bodies Corporate                                    31
         14.4     Trustee's Power to Delegate; Appoint Attorneys and Agents                 31
         14.5     Trustee Liable for Delegates                                              32
         14.6     Delegable and Non-Delegable Duties of Trustee                             32
         14.7     Trustee Not Liable for Third Parties                                      32

15.      TRUSTEE'S COVENANTS                                                                32
         15.1     General                                                                   32
         15.2     To Act Continuously as Trustee                                            32
         15.3     To Act Honestly, Diligently and Prudently                                 32
         15.4     No Dispositions of Assets                                                 33
         15.5     Forward Notices etc. to Trust Manager and Bond Trustee                    33
         15.6     Trustee will implement Trust Manager's Directions                         33
         15.7     Custodian                                                                 33
         15.8     Perform Transaction Documents                                             33

16.      TRUSTEE'S FEES AND EXPENSES                                                        33
         16.1     Trustee's Fee                                                             33
         16.2     Manager's Fee                                                             33

17.      RETIREMENT OF TRUSTEE                                                              34
         17.1     Mandatory Retirement                                                      34
         17.2     Trust Manager may Remove Trustee                                          34
         17.3     Trust Manager Appoints Replacement                                        34
         17.4     Voluntary Retirement                                                      34
         17.5     Funds to be Vested in New Trustee                                         34
         17.6     Release of Outgoing Trustee                                               35
         17.7     Incoming Trustee to Execute Deed                                          35
         17.8     Trust Manager and Outgoing Trustee to Settle Amounts Payable              35
         17.9     Outgoing Trustee to Retain Lien                                           35
         17.10    Delivery of Documents                                                     35
         17.11    Notice to Security Trustee of New Trustee                                 36

18.      TRUST ACCOUNTS                                                                     36
         18.1     Opening of Trust Accounts                                                 36
         18.2     Location of Trust Accounts                                                36
         18.3     Authorised Signatories                                                    36
         18.4     Bank Statements and Account Information                                   36
         18.5     Deposits                                                                  37
         18.6     Withdrawals                                                               37
         18.7     Central Clearing Account                                                  37

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
19.      AUDITORS                                                                           37
         19.1     Appointment of Auditor                                                    37
         19.2     Removal and Retirement of Auditor                                         37
         19.3     Appointment of Replacement Auditor                                        38
         19.4     Auditor may have other Offices                                            38

20.      RECORDS AND FINANCIAL STATEMENTS                                                   38

21.      PAYMENTS FROM FUNDS AND TERMINATION                                                38
         21.1     Payments by Trustee                                                       38
         21.2     Income of the Fund                                                        38
         21.3     Income Entitlement                                                        39
         21.4     Distribution of excess Tax Income                                         39
         21.5     Payments to Beneficiaries                                                 39
         21.6     Application of Fund income                                                39
         21.7     Application of Residual Income Beneficiaries' Entitlements                40
         21.8     Trust Manager to ensure compliance by Trustee                             40
         21.9     Distribution on Vesting Date                                              40

22.      THE REGISTER                                                                       41

23.      MEETINGS OF BONDHOLDERS                                                            41

24.      PAYMENTS GENERALLY                                                                 41
         24.1     Payments to Beneficiaries                                                 41
         24.2     Payments to Bondholders                                                   41
         24.3     Payments Good Discharge                                                   41
         24.4     Valid Receipts                                                            41

25.      TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY            42
         25.1     Powers Additional                                                         42
         25.2     Reliance on Certificates                                                  42
         25.3     No Liability                                                              42
         25.4     Notices from Trustee and Trust Manager                                    42
         25.5     Compliance with Laws                                                      42
         25.6     Reliance on Experts                                                       43
         25.7     Powers, Authorities and Discretions                                       43
         25.8     Legal and Other Proceedings                                               43
         25.9     Liability of Trustee under Transaction Documents                          44
         25.10    Trustee's indemnity not be impaired                                       44
         25.11    Trust Manager's Right of Indemnity                                        45
         25.12    Conflicts                                                                 45
         25.13    Consumer Credit Code                                                      45

26.      NOTICES                                                                            46
         26.1     Notices Generally                                                         46
         26.2     Notices to Bondholders                                                    47
         26.3     Notices to Designated Rating Agencies                                     47

27.      AMENDMENT                                                                          48

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
         27.1     Amendment by Trustee                                                      48
         27.2     Certain Provisions Not to be Varied                                       48
         27.3     Copy of Amendments to Bondholders                                         48
         27.4     Copy of Amendments in Advance to Designated Rating Agencies               49

28.      MISCELLANEOUS                                                                      49
         28.1     Data Base Confidential                                                    49
         28.2     Waivers, Remedies Cumulative                                              49
         28.3     Governing Law                                                             49
         28.4     Jurisdiction                                                              49
         28.5     Severability of Provisions                                                50
         28.6     Counterparts                                                              50
         28.7     Inspection of this Deed                                                   50

SCHEDULE 1                                                                                  51
         Form of Fund Creation Notice                                                       51
         Form of Issue Notice                                                               52

SCHEDULE 3                                                                                  54
         Form of Portfolio Compliance Certificate                                           54

SCHEDULE 4                                                                                  56
         Intentionally blank                                                                56

SCHEDULE 5                                                                                  57
         Intentionally blank                                                                57

SCHEDULE 6                                                                                  58
         Intentionally blank                                                                58

SCHEDULE 7                                                                                  59
         Intentionally blank                                                                59

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DATE                                                                        2003

PARTIES

        1. PERMANENT CUSTODIANS LIMITED (ACN 001 426 384) of 35 Clarence Street, Sydney, NSW 2000 (PCL);

        2.     AUSTRALIAN SECURITISATION MANAGEMENT PTY LIMITED (ACN 103 852
               428) of Level 6, 12 Castlereagh Street, Sydney, NSW 2000 (ASM);
               and

        3. AUSTRALIAN MORTGAGE SECURITIES LTD (ABN 89 003 072 446) of Level 6, 12 Castlereagh Street, Sydney, NSW 2000 (AMS).

RECITALS

        A This Deed is made for the purposes of establishing Warehouse Funds and Issuing Funds to be known collectively as the ARMS II GLOBAL FUNDS.

        B PCL has agreed to act as trustee, and the Trust Manager has agreed to act as manager of the Warehouse Funds and the Issuing Funds, upon and subject to the terms of this Deed.

IT IS AGREED as follows.

1.       DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

         In this Deed and the recitals to it:

         AMORTISATION DATE means, in relation to a Bond, each date upon which all or part of the principal amount of that Bond is payable in accordance with the corresponding Bond Terms.

         AMORTISATION AMOUNT means, in relation to a Bond and an Amortisation Date, the principal amount payable in respect of that Bond on that Amortisation Date, determined in accordance with the corresponding Bond Terms.

         ANCILLARY DOCUMENTS means, in relation to a Mortgage, all documents evidencing, entered into by or delivered to the Trustee in connection with:

         (a)      the Loan secured by that Mortgage; and

         (b)      the Collateral Securities for that Mortgage.

         APPROVED ACCOUNTING STANDARDS means:

         (a) accounting standards from time to time approved under the Corporations Act;

         (b) the requirements of the Corporations Act in relation to the preparation and content of accounts; and

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         (c)      generally accepted accounting principles and practices in
                  Australia consistently applied, except where inconsistent with the standards or requirements referred to in paragraphs (a) or
                  (b).

         ASSETS means, in relation to a Fund, all property and assets (real and personal (including choses in action and other rights), tangible and intangible, present or future) comprised in, and held by Trustee as trustee of that Fund.

         ASSOCIATE in relation to a person means a person that is taken to be an associate of the first mentioned person by virtue of Division 2 of Part
         1.2 of the Corporations Act.

         AUDITOR means, in relation to a Fund, the auditor of that Fund appointed from time to time pursuant to clause 19.

         AUSTRALIAN JURISDICTION means a State or Territory of the Commonwealth and the Commonwealth of Australia.

         AUTHORISED INVESTMENTS means investments which at their date of acquisition are:

         (a)      Loans secured by Mortgages over Land;

         (b)      cash;

         (c) bonds, debentures, stock or treasury bills of the Commonwealth of Australia or the Government of any State or Territory of the Commonwealth;

         (d) debentures or stock of any public statutory body constituted under the law of the Commonwealth of Australia or of any State of the Commonwealth where the repayment of the principal secured and the interest payable thereon is guaranteed by the Commonwealth or the State;

         (e) notes or other securities of the Commonwealth of Australia or the Government of any State or Territory of the Commonwealth;

         (f) deposits with, or the acquisition of certificates of deposit (whether negotiable, convertible or otherwise), issued by, a Bank;

         (g) bills of exchange which at the time of acquisition have a remaining term to maturity of not more than 200 days, accepted or endorsed by a Bank; and

         (h)      commercial paper.

         (In paragraphs (b)-(g) inclusive of this definition, expressions shall be construed and, if necessary read down, so that the Bonds in relation to any Fund constitute "mortgage-backed securities" for the purposes of the Duties Act, 1997 of New South Wales, the Duties Act, 2000 of Victoria, the Duties Act, 2001 of Queensland and the Duties Act, 2001 of Tasmania).

         AUTHORISED SIGNATORY means, in relation to any corporation, any person from time to time whose name, title or position and specimen signature are set out in a certificate signed by two directors or one director and one secretary of the corporation confirming that person's appointment as an Authorised Signatory for the purposes of this Deed and/or any Transaction Document to which that corporation is a party.

         BANK means a corporation authorised under Part 2 of the Banking Act, 1959 to carry on banking business, including the general business of banking, in Australia or a corporation formed or

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         incorporated under an Act of the Parliament of an Australian
         Jurisdiction to carry on the general business of banking.

         BENEFICIARY means, in relation to a Fund, each Residual Capital Beneficiary and each Residual Income Beneficiary of that Fund.

         BENEFICIARY REGISTER has, in relation to a Fund, the meaning given in clause 3.6(a).

         BOND TERMS means, in relation to a Bond, all of the terms and conditions applicable to that Bond, as set out in this Deed, the relevant Supplementary Bond Terms, the relevant Bond Trust Deed (if any) and the relevant Security Trust Deed (if any).

         BOND TRUST DEED means, in relation to a Fund, a deed (howsoever called), between (among others) the Trustee as trustee of that Fund, the Trust Manager, the Security Trustee and a person (howsoever called) acting as trustee for Bondholders of Bonds denominated in US Dollars.

         BOND TRUSTEE means, in relation to a Bond Trust Deed, initially the person in whose favour that Bond Trust Deed is executed, and subsequently any successor trustee (howsoever called) appointed under that Bond Trust Deed.

         BUSINESS DAY means a day, other than a Saturday, Sunday or public holiday on which Banks are open for business in Sydney and Melbourne.

         COLLATERAL SECURITY means, in relation to a Mortgage and a Loan secured by that Mortgage, any other guarantee, indemnity or Security Interest executed in favour of or held by the Trustee as security for the obligations secured by that Mortgage or the obligations of any person who has given any such guarantee, indemnity or Security Interest.

         CONSUMER CREDIT CODE means the Consumer Credit Code incorporated in the Consumer Credit (Queensland) Act 1994, as it is in force as co-operative or consistent legislation in each Australian State or Territory.

         CONSUMER CREDIT REGULATIONS means the regulations made under the Consumer Credit (Queensland) Act 1994 which apply to the Consumer Credit Code.

         CORPORATIONS ACT means the Corporations Act 2001 (Commonwealth).

         CREDITOR means, in relation to a Fund, a creditor of the Trustee in respect of a debt or obligation incurred by the Trustee while acting in its capacity as trustee of the Fund.

         DATA BASE means all information, data and records collected, held or stored in any way or in any medium by or for the Trustee, the Trust Manager or the Master Servicer relating to the Funds, their Assets and their management.

         DESIGNATED RATING means, in relation to a person or an obligation, and a Rated Fund, each credit rating as specified or approved by each Designated Rating Agency for that Fund or for the obligations of the Trustee as trustee of that Fund.

         DESIGNATED RATING AGENCY means, in relation to a Fund or Bonds, each Rating Agency which has been requested by the Trust Manager to rate the debt obligations of that Fund or those Bonds.

         DOMESTIC MASTER TRUST DEED means the Master Trust Deed dated 7 March 1995 between PCL and AMS (as amended from time to time) in relation to trust funds in respect of which any relevant bonds, debentures or loan facility agreements are only issued or entered into in Australia.

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         ENHANCEMENTS means a Mortgage Insurance Policy, a Stand-by Facility, a
         Guaranteed Investment Contract and any other security, support, rights or benefits in favour of the Trustee in support of or substitution for payments due under or in respect of an Authorised Investment, or payable by the Trustee under or in respect of the Bonds.

         EURO MASTER TRUST DEED means the Master Trust Deed dated 7 March 1995 between PCL and AMS, as amended and restated on 12 July 1999 and as further amended from time to time in relation to trust funds designated as "ARMS II Euro Funds".

         EVENT OF INSOLVENCY means, in relation to a body corporate, any of the following events:

         (a)      an order is made that the body corporate be wound up;

         (b) a liquidator, provisional liquidator, controller (as defined in the Corporations Act) or administrator is appointed in respect of the body corporate or a substantial portion of its assets whether or not under an order;

         (c) the body corporate enters into, or resolves to enter into, a scheme of arrangement, deed of company arrangement or composition with, or assignment for the benefit of, all or any class of its creditors;

         (d) the body corporate resolves to wind itself up, or otherwise dissolve itself, or gives notice of its intention to do so, or is otherwise wound up or dissolved;

         (e)      the body corporate is or states that it is insolvent;

         (f) as a result of the operation of section 459F(1) of the Corporations Act, the body corporate is taken to have failed to comply with a statutory demand;

         (g) the body corporate takes any step to obtain protection or is granted protection from its creditors, under any applicable legislation; or

         (h) anything analogous or having a substantially similar effect to any of the events specified above happens under the law of any applicable jurisdiction,

         and in relation to a Fund means any of the above events occurring in relation to that Fund, as if that Fund were a person having independent legal capacity but not the Trustee in its capacity as trustee of any other Fund or trust.

         EXPENSES means, in relation to a Fund, all costs, charges, fees and expenses properly incurred by the Trustee or the Trust Manager in exercising its rights or performing its obligations with respect to that Fund under this Deed, to the extent to which they relate to that Fund or are properly payable from that Fund, including:

         (a) any costs, charges, fees and expenses payable to the Trustee, the Trust Manager, the Security Trustee, the Bond Trustee, a Paying Agent, the Calculation Agent or any other person engaged by the Trustee or the Trust Manager under any Transaction Document; and

         (b) all legal costs and disbursements incurred by the Trust Manager or the Trustee in connection with:

                  (i)      settling and executing any Transaction Document;

                  (ii) any subsequent consent, approval, waiver or amendment under, of or to any Transaction Document; or

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                  (iii)    evaluating any matter of concern to the Trust Manager
                           or the Trustee in relation to a Transaction Document or a Fund.

         Expenses do not include general overhead costs and expenses of the Trustee or the Trust Manager (for example, rent and amounts payable to employees in connection with their employment) incurred directly or indirectly in connection with the business of the Trustee or the Trust Manager.

         FACE VALUE means:

         (a) in relation to a Bond, and at any time, the principal amount outstanding in respect of that Bond at that time; and

         (b) in relation to a Mortgage, and at any time, the principal amount of the Loan secured by that Mortgage outstanding at that time;

         (c) in relation to an Authorised Investment, and at any time, the face value of that Authorised Investment or the principal amount payable in respect of that Authorised Investment at that time.

         FINANCIAL STATEMENTS means, in relation to a Fund, and a date or period, a profit and loss account for that period, a balance sheet as at that date, and all notes and other explanations of or relating to the same.

         FINANCIAL YEAR means, in relation to a Fund, each period from 1 July in one calendar year until 30 June in the next calendar year, provided that:

         (a) the first Financial Year for a Fund commences on the date upon which it is constituted in accordance with this Deed, and ends on the next 30 June; and

         (b) the final Financial Year for a Fund ends on the Vesting Date for that Fund.

         FITCH RATINGS means Fitch Australia Pty Limited.

         FUND CREATION NOTICE means a notice given by the Trust Manager to the Trustee under clause 3.2.

         FUNDING PERIOD means, in relation to a Warehouse Fund, the period for which the beneficiary of that Fund has agreed pursuant to the relevant Warehouse Funding Agreement to provide funding to the Trustee as trustee of that Fund, to finance the investment by the Trustee in Authorised Investments.

         FUNDS means the Warehouse Funds and the Issuing Funds (each a FUND).

         GOVERNMENT BODY means:

         (a) any person, government or the body exercising an executive, legislative, judicial or other government function of any jurisdiction; and

         (b) any person deriving a right directly or indirectly from any other Government Body.

         GUARANTEED INVESTMENT CONTRACT means a guaranteed investment contract of a type approved by the Chief Commissioner of Stamp Duties in New South Wales pursuant to paragraph (g) of the definition of PRESCRIBED PROPERTY in the dictionary to the Duties Act, 1997 of New South Wales.

         INCOME DISTRIBUTION DATE means, in relation to a Fund, each date upon which income of that Fund is to be distributed to a Beneficiary of that Fund, as specified in the Fund Creation Notice relating to that Fund or in any Transaction Document in relation to that Fund. If there is any inconsistency

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         between the Fund Creation Notice and any Transaction Document as to the
         Income Distribution Dates for a Fund, the Transaction Document prevails.

         INCOME PERCENTAGE means, in relation to a Residual Income Beneficiary of a Fund at any time, the subscription price paid by that Residual Income Beneficiary for all Residual Income Units held by that Residual Income Beneficiary at that time divided by the aggregate of the subscription prices for all Residual Income Units subscribed for in that Fund at that time (expressed as a percentage).

         INCOMING MANAGER has the meaning given in clause 13.4.

         INCOMING TRUSTEE has the meaning given in clause 17.5.

         INITIAL AMOUNT means, in relation to a Fund, the initial amount settled or to be settled on the Trustee to constitute that Fund, as specified in the relevant Fund Creation Notice.

         INITIAL EXCHANGE AMOUNT has the meaning given in the ISDA Definitions.

         INTEREST ENTITLEMENT means, in relation to a Bond and an Interest Payment Date, the amount of interest accrued in respect of that Bond and due for payment on that Interest Payment Date, determined in accordance with the relevant Bond Terms.

         INTEREST PAYMENT DATE means, in relation to a Bond, each date for the payment of interest under the Bond, determined in accordance with the relevant Bond Terms.

         ISSUE means each issue of Bonds by the Trustee under this Deed.

         ISSUE DATE means, in relation to a Bond, the date on which that Bond is issued or proposed to be issued, as the context requires.

         ISSUE NOTICE means a notice given by the Trust Manager to the Trustee under clause 5.1, as amended in accordance with clause 6.4.

         ISSUE PROCEEDS means:

         (a) in relation to an Issue of Bonds denominated in Australian Dollars, the amount received by the Trustee from the initial Bondholders of the relevant Bonds in payment of the Subscription Amount for those Bonds; and

         (b) in relation to an Issue of Bonds denominated in a currency other than Australian Dollars, the aggregate of the Initial Exchange Amounts received by the Trustee under the relevant Currency Swaps in exchange for payment by the Trustee to the relevant Currency Swap Counterparties of the aggregate Subscription Amount received from the initial Bondholders of those Bonds.

         ISSUING FUND means each trust fund from time to time created under this Deed following the giving by the Trust Manager of a Fund Creation Notice which specifies that the trust fund to be created is to be an Issuing Fund.

         LAND means:

         (a) any estate or interest whether at law or in equity in freehold or leasehold land, including all improvements on such land; and

         (b) any parcel and any lot, common property and land comprising a parcel within the meaning of the Strata Titles Act, 1973 (New South Wales) or the Community Land Development

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                  Act, 1989 (New South Wales) or any equivalent legislation in any other Australian Jurisdiction.

         LOAN means a loan or other form of financial accommodation made available by the Trustee as trustee of a Fund, or any other indebtedness owed to the Trustee as trustee of a Fund.

         MANAGER'S DEFAULT means, in relation to a Fund:

         (a) the Trust Manager breaches any of its obligations under this Deed or any other Transaction Document in relation to the Fund; and

         (b) if the breach is capable of remedy, the Trust Manager does not remedy the breach within 30 days after notice from the Trustee or the Security Trustee (if any) requiring it to be remedied.

         MANAGER'S FEE means, in relation to a Fund, the fee payable to the Trust Manager in accordance with clause 16.2.

         MASTER ORIGINATION AND SERVICING AGREEMENT means the agreement so entitled dated 7 March 1995 made between the Trustee and AMS, or any other document between the Trustee, the Trust Manager and any other person relating to the origination, management and servicing of Mortgages by that person (as the case requires).

         MASTER SERVICER means initially AMS, and subsequently the person from time to time appointed by the Trust Manager to perform the role of the Master Servicer under this Deed and the Master Origination and Servicing Agreement.

         MATURITY DATE means, in relation to a Bond, the date upon which the Face Value of that Bond is due to be reduced to zero, and the Bond is due to be redeemed in full.

         MOODY'S means Moody's Investors Service Inc of 99 Church Street, New York or Moody's Investors Service Pty. Limited of 55 Hunter Street, Sydney.

         MORTGAGE means a registered (or pending registration, registrable) mortgage over Land situated in any Australian Jurisdiction, which secures the repayment of a Loan and any other moneys payable on or in respect of that Loan.

         MORTGAGE INSURANCE POLICY means a policy of insurance under which, amongst other things, an insurer insures payment to the mortgagee of amounts payable under or in respect of, or secured by, a Mortgage.

         MORTGAGOR means the mortgagor under a Mortgage.

         NOTICE means a notice, certificate, request, demand or other communication to be given, served or made under or pursuant to this Deed.

         OUTGOING MANAGER has the meaning given in clause 13.4.

         OUTGOING TRUSTEE has the meaning given in clause 17.5.

         PENALTY PAYMENT means:

         (a) the amount of any criminal or civil penalty which the Trustee is ordered to pay under the Consumer Credit Code;

         (b) any other money ordered to be paid by the Trustee, or legal costs or other expenses payable or incurred by the Trustee related to such an order;

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         (c)      any amount which the Trustee agrees to pay to a debtor or
                  other person in settlement of an application for an order under the Consumer Credit Code; and

         (d) any legal costs or other costs or expenses payable or incurred by the Trustee related to that application,

         in each case in relation to a Regulated Loan or a Regulated Mortgage.

         PORTFOLIO means:

         (a) in relation to an Issue, the Mortgages specified by the Trust Manager in or details of which are attached to the relevant Issue Notice; and

         (b) in relation to a Fund, the Mortgages from time to time comprised in the Assets of that Fund.

         PORTFOLIO COMPLIANCE CERTIFICATE means a certificate in the form set out in Schedule 3, or such other form as the Trustee, the Trust Manager and the Master Servicer may from time to time agree.

         RATED FUND means a Fund in respect of which there is a Designated Rating Agency.

         RATING AGENCY means Moody's, S&P, Fitch Ratings or any other recognised rating agency designated from time to time in writing by the Trust Manager to the Trustee.

         REGISTERED COMPANY AUDITOR has the same meaning as in the Corporations Act.

         REGULATED LOAN means a Loan comprised in the Assets of any Fund which is regulated by the Consumer Credit Code.

         REGULATED MORTGAGE means a Mortgage comprised in the Assets of any Fund which is regulated by the Consumer Credit Code.

         RELATED BODY CORPORATE has the same meaning as in section 9 of the Corporations Act.

         RESIDUAL CAPITAL BENEFICIARY means, in relation to a Fund, each holder of a Residual Capital Unit in that Fund from time to time.

         RESIDUAL CAPITAL UNIT means, in relation to a Fund, each unit in that Fund designated as such.

         RESIDUAL INCOME BENEFICIARY means, in relation to a Fund, each holder of a Residual Income Unit in that Fund from time to time.

         RESIDUAL INCOME UNIT means, in relation to a Fund, each unit in that Fund designated as such.

         S&P means Standard & Poor's (Australia) Pty Limited, trading as Standard & Poor's Ratings Group.

         SECURITY INTEREST means any mortgage, pledge, lien, charge, encumbrance, hypothecation, title retention, preferential right, trust arrangement, right of set-off, flawed asset, contingent debt arrangement and any other security arrangement or agreement.

         SECURITY TRUST DEED means, in relation to a Fund, a deed (howsoever called) between the Trustee as trustee of that Fund, the Trust Manager and a person (howsoever called) acting as trustee for Creditors under which the Trustee charges in favour of that trustee all or some of the Assets of the Fund to secure the payment of moneys owing to some or all of the Creditors of that Fund.

         SECURITY TRUSTEE means, in relation to a Security Trust Deed, initially the person in whose favour that Security Trust Deed is executed, and subsequently any successor trustee (howsoever called) appointed under that Security Trust Deed.

         SERIES means, in relation to Bonds, Bonds whose terms and conditions are the same in all respects.

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         STAND-BY FACILITY means an agreement entered into by the Trustee as trustee of a Fund pursuant to which a third party agrees to finance the payment by the Trustee of amounts payable in respect of Bonds issued in respect of that Fund to cover a short-fall in the Fund due to default in the payment of amounts payable under or in respect of Mortgages comprised in that Fund.

         SUBSCRIPTION AMOUNT means, in relation to a Bond, the total amount payable upon issue of that Bond.

         SUPPLEMENTARY BOND TERMS means, in relation to a Bond, the supplementary terms and conditions upon which that Bond is issued, as attached to or otherwise identified in the relevant Issue Notice.

         TAXATION ACT means the Income Tax Assessment Act, 1936 (Commonwealth) and the Income Tax Assessment Act, 1997 (Commonwealth).

         TAX includes all income tax, goods and services tax, withholding tax, stamp, financial institutions, registration and other duties, bank accounts debits tax and other taxes, levies, imposts, deductions and charges whatsoever (including in respect of any duty imposed on receipts or liabilities of financial institutions any amounts paid in respect thereof to another financial institution) together with interests on them and penalties with respect of them (if any) and charges, fees or other amounts made on or in respect of them.

         THRESHOLD RATE OBLIGATION means any obligation of AMS under any Transaction Document relating to any Fund to exercise its powers under this Deed and the Master Origination and Servicing Agreement to change the rate of interest payable on or in respect of Loans secured by Mortgages to a minimum rate required to ensure that, subject to any assumptions and having regard to any relevant matters specified in that Transaction Document, the Trustee will have available to it sufficient funds to enable it to comply with all of its obligations under the Transaction Documents for that Fund as they fall due.

         TRANSACTION DOCUMENTS means:

         (a)      this Deed;

         (b)      each Master Origination and Servicing Agreement;

         (c)      each Ancillary Document;

         (d)      each Security Trust Deed;

         (e)      each Bond Trust Deed;

         (f)      each Interest Rate Swap;

         (g)      each Currency Swap;

         (h)      all Bonds and the Supplementary Bond Terms relating to them;

         (i)      each Warehouse Funding Agreement;

         (j)      each Enhancement;

         (k)      each Subscription Agreement;

         (l)      each Paying Agency Agreement; and

         (m) each other document which is expressed to be, or which is agreed by the Trust Manager and Trustee to be, a Transaction Document for the purposes of this Deed,

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         and in relation to a Fund means all of the foregoing to the extent that they relate to that Fund.

         TRUST ACCOUNT means, in relation to a Fund, the bank account for that Fund opened and maintained by the Trustee in accordance with clause 18.

         TRUST MANAGER means initially ASM, and subsequently the person from time to time appointed to perform the role of the Trust Manager under this Deed.

         TRUSTEE means initially PCL, and subsequently any person appointed as the trustee of the Funds in accordance with this Deed.

         TRUSTEE'S DEFAULT in relation to a Fund means:

         (a) the Trustee breaches any obligation or duty imposed on the Trustee under this Deed, or any other Transaction Document, in relation to the Fund; and

         (b) if the breach is capable of remedy, the Trustee does not remedy the breach within 30 days after notice from the Trust Manager or the Security Trustee (if any) requiring it to be remedied.

         TRUSTEE'S INDEMNITY means, in relation to a Fund:

         (a) the Trustee's right of indemnity from the Assets of that Fund in respect of liabilities incurred by the Trustee acting in its capacity as trustee of that Fund; and

         (b) all equitable liens and other Security Interests which the Trustee has over the Assets of that Fund.

         VESTING DATE means, in relation to a Fund, the earlier of:

         (a)      the date that is eighty years after 7 March 1995;

         (b)      the date upon which the Fund terminates by operation of law;

         (c)      if Bonds have been issued by the Trustee as trustee of the
                  Fund:

                  (i) the date immediately following the date upon which the Trustee pays in full all moneys which are or may become due (actually or contingently) in respect of those Bonds; or

                  (ii) the date appointed by the Bondholders in relation to the Fund as the Vesting Date, in accordance with this Deed;

         (d) if Bonds have not been issued by the Trustee as trustee of the Fund, the date appointed by the Trust Manager as the Vesting Date in accordance with this Deed; or

         (e) in the case of a Warehouse Fund, the date nominated by the Residual Income Beneficiaries of that Fund pursuant to clause 9.2.

         WAREHOUSE BENEFICIARY means, in relation to a Warehouse Fund, each Beneficiary of that Warehouse Fund.

         WAREHOUSE FUND means each trust fund from time to time created under:

         (a) this Deed following the giving by the Trust Manager to the Trustee of a Fund Creation Notice which specifies that the trust fund to be created is to be a "Warehouse Fund";

         (b) the Domestic Master Trust Deed following the giving by the Trust Manager (as defined in the Domestic Master Trust

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                  Deed) of a Fund Creation Notice (as defined in the Domestic
                  Master Trust Deed) that specifies that the trust fund to be created is to be a "Warehouse Fund"; or

         (c) the Euro Master Trust Deed following the giving by the Trust Manager (as defined in the Euro Master Trust Deed) to the Trustee (as defined in the Euro Master Trust Deed) of a Fund Creation Notice (as defined in the Euro Master Trust Deed) that specifies that the trust fund to be created is to be a "Warehouse Fund".

         WAREHOUSE FUNDING AGREEMENT means any agreement or arrangement pursuant to which a Warehouse Beneficiary provides funding to the Trustee as trustee of the relevant Warehouse Fund to settle and/or purchase Mortgages.

         WAREHOUSE TRIGGER EVENT means, in relation to a Warehouse Fund:

         (a) a Trustee's Default occurs in relation to that Warehouse Fund and continues unremedied;

         (b) a Manager's Default occurs in relation to that Warehouse Fund and continues unremedied;

         (c) the Funding Period for that Warehouse Fund expires, and the Trustee has not, within 5 Business Days of such expiry, given to the relevant Warehouse Beneficiary a notice under clause
                  9.1 in respect of all of the Assets comprised in that Warehouse Fund; or

         (d) any other event occurs which is defined to be a Warehouse Trigger Event for that Fund in any Warehouse Funding Agreement relating to that Fund.

1.2      INTERPRETATION

         In this Deed unless the context indicates a contrary intention:

         (a) PERSON includes an individual, a body politic, a corporation and a statutory or other authority or association (incorporated or unincorporated);

         (b) references to a party include that party's executors, administrators, successors, substitutes and assigns, including any person taking by way of novation;

         (c) references to any legislation or to any section or provision thereof includes any statutory modification or re-enactment or any statutory provision substituted therefor and all ordinances, by-laws, regulations and other statutory instruments issued thereunder;

         (d) CORPORATION means any body corporate wherever formed or incorporated, including any public authority or any instrumentality of the Crown;

         (e) the expression CERTIFIED by a corporation or person means certified in writing by an Authorised Signatory of the corporation or by that person respectively and CERTIFY and like expressions shall be construed accordingly;

         (f) words importing the singular shall include the plural (and vice versa) and words denoting a given gender shall include all other genders;

         (g) headings are for convenience only and shall not affect the interpretation of this Deed;

         (h) references to a clause or a Schedule are to a clause or a Schedule of this Deed;

         (i) where any word or phrase is given a defined meaning, any other part of speech or other grammatical form of that word or phrase has a corresponding meaning;

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         (j)      where the day on or by which any sum is payable under this
                  Deed or any act, matter or thing is to be done is not a Business Day such sum shall be paid and such act, matter or thing shall be done on the next succeeding Business Day;

         (k) all accounting terms shall be interpreted in accordance with the Approved Accounting Standards;

         (l)      MONTH means calendar month;

         (m) a reference to any document or agreement is to such document as amended, varied, supplemented or novated from time to time; and

         (n) a reference to an ENTITLEMENT of a Beneficiary of a Fund means the entitlement of that Beneficiary as set out in this Deed, the relevant Fund Creation Notice and any Transaction Document relating to that Fund.

1.3      INCORPORATED DEFINITIONS

         Words and expressions defined in a Bond Trust Deed in respect of a Fund have the same meanings when used in this Deed to the extent that this Deed relates to that Fund unless otherwise defined in this Deed. Such words and expressions include:

            AUSTRALIAN DOLLARS, BOND, BONDHOLDER, CALCULATION AGENT, CURRENCY SWAP, CURRENCY SWAP COUNTERPARTY, EXTRAORDINARY RESOLUTION, INTEREST RATE SWAP, INTEREST RATE SWAP COUNTERPARTY, ISDA DEFINITIONS, ISDA MASTER AGREEMENT, PAYING AGENCY AGREEMENT, PAYING AGENT, SUBSCRIPTION AGREEMENT, US DOLLAR.

2.       THE ARMS II FUNDS

2.1      APPOINTMENT OF TRUSTEE

         The Trustee agrees to act as trustee of each Fund upon and subject to the terms and conditions of this Deed.

2.2      SEPARATE AND DISTINCT FUNDS

         Each Fund shall be a separate and distinct trust fund.

3.       THE FUNDS

3.1      BENEFICIAL INTEREST IN FUNDS

         The Trustee must hold each Fund, and each Asset comprised in that Fund from time to time, on trust for the Beneficiaries of that Fund upon and subject to the terms and conditions of this Deed.

3.2      FUND CREATION NOTICE

         The Trust Manager may at any time give to the Trustee a notice in, or substantially in, the form of Schedule 1 or in such other form as the Trust Manager and the Trustee may from time to time agree, duly completed and executed by an Authorised Signatory of the Trust Manager, and specifying:

         (a) whether the Fund to be created is a Warehouse Fund or an Issuing Fund;

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         (b)      the Initial Amount for that Fund;

         (c) the initial Beneficiaries of that Fund and their respective entitlements as Beneficiaries of that Fund;

         (d)      the name of that Fund;

         (e)      the Income Distribution Dates for that Fund; and

         (f) in the case of a Rated Fund, the Designated Rating Agency and the Designated Rating for that Rated Fund.

3.3      CREATION OF ADDITIONAL FUNDS

         If the Trust Manager has given to the Trustee a Fund Creation Notice, then unless the Trustee rejects that Fund Creation Notice by written notice to the Trust Manager within one Business Day of it being given, the Fund referred to in that notice shall be constituted immediately upon the Trust Manager settling or procuring the settlement upon the Trustee of the Initial Amount.

3.4      NAME OF FUNDS

         (a) Each Fund shall be known by the name specified in the relevant Fund Creation Notice, unless the Trustee reasonably objects to the use of that name, in which case that Fund will be called by such other name as the Trustee and the Trust Manager may agree.

         (b) The Trustee and the Trust Manager may from time to time agree in writing to change the name of a Fund.

3.5      DURATION OF FUNDS

         Each Fund shall continue until, and shall terminate on, the Vesting Date for that Fund.

3.6      BENEFICIARY REGISTER

         (a) The interests of any person as a Beneficiary of a Fund will be evidenced by registration in the register in relation to that Fund maintained under this clause 3.6 (the BENEFICIARY REGISTER).

         (b) The Trustee must keep the Beneficiary Register in relation to each Fund at its registered office in a form that it considers appropriate and must enter on the Beneficiary Register in relation to each Fund the following particulars.

                  (i) The name and address of the holder of each unit in the Fund.

                  (ii) The date on which the name of the holder of each unit in the Fund is entered in the Beneficiary Register in relation to that Fund.

                  (iii) The date on which the holder of a unit in the Fund ceases to be registered as the holder of that unit.

                  (iv) The subscription moneys initially paid for each unit in the Fund, and the aggregate subscription moneys of all units in the Fund from time to time.

                  (v) Any other details which the Trustee considers necessary or desirable.

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         (c)      Each Beneficiary of a Fund shall promptly notify the Trustee of any change of its name or address and the Trustee must alter the Beneficiary Register in relation to that Fund accordingly.

4.       LIMITS ON RIGHTS OF BONDHOLDERS AND BENEFICIARIES

4.1      GENERAL LIMITS

         Subject, in the case of a Warehouse Fund, to the terms of any Warehouse Funding Agreement, no Bondholder or Beneficiary shall be entitled to:

         (a)      require the transfer to it of any Asset comprised in any Fund;

         (b) exercise any rights, powers or privileges (including instituting or defending legal proceedings) in respect of any Asset of any Fund;

         (c) attend meetings or take part in or consent to any action concerning any property or corporation in which the Trustee holds an interest;

         (d) lodge or enter a caveat or similar instrument claiming an estate or interest in any Asset of any Fund;

         (e) have any recourse to the Trustee in its personal capacity, except to the extent of any fraud, negligence or wilful default by the Trustee; or

         (f)      seek to wind up any Fund.

4.2      FURTHER LIMITS ON INTERESTS OF BENEFICIARIES

         No Beneficiary may assign, transfer or otherwise encumber its beneficial interest in any Fund (otherwise than as expressly contemplated by this Deed) without the prior written consent of the Trust Manager and the Trustee (which either may give or withhold in its absolute discretion). Any assignment, transfer or encumbrance in breach of this clause shall be of no force and effect and shall not vest in any purported assignee, transferee or encumbrancee any right, title or interest in any Fund.

4.3      RANKING OF INTEREST OF BENEFICIARIES

         The rights of any Beneficiary in relation to any Fund and in relation to any payment or distribution out of any Fund shall at all times rank after, and be subject to, the rights of Bondholders in respect of the Bonds issued in relation to that Fund and other Creditors of that Fund.

4.4      RESOLUTION OF CONFLICTS

         If there is at any time a conflict between:

         (a) a duty owed by the Trustee or the Trust Manager under any Transaction Document to a Beneficiary and a duty owed by such person to the Bondholders under any Transaction Document; or

         (b) a duty owed to Bondholders of one Series of Bonds and a duty owed to Bondholders of another Series of Bonds ranking in priority after that Series,

         the Trustee or the Trust Manager must give priority:

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                  (i)      to the interests of the Bondholders over the
                           interests of the Beneficiaries; and

                  (ii) to the interests of Bondholders in the same order of priority as the ranking of the Series of Bonds held by them respectively,

         and shall not, provided it acts in good faith, incur any liability to any Beneficiary or any Bondholder for so doing.

4.5      NO LIABILITY OF BONDHOLDERS OR BENEFICIARIES

         No Beneficiary or Bondholder shall, by reason of being a Beneficiary or
         Bondholder:

         (a) have any liability to make any contribution to the Assets of any Fund; or

         (b) be under any obligation to indemnify the Trustee, the Trust Manager, the Master Servicer or any other person in respect of any of their respective liabilities (actual or contingent, present or future) arising from the exercise by them of their respective powers and the performance by them of their respective duties and obligations under this Deed and the Transaction Documents.

5.       BONDS

5.1      NATURE OF BONDS

         The Trust Manager may by giving notice to the Trustee in accordance with clause 6, require the Trustee as trustee of an Issuing Fund, to issue debt securities:

         (a) in the form of inscribed stock and as otherwise determined by the Trust Manager;

         (b) in accordance with this Deed, the relevant Bond Trust Deed (if any) and the relevant Security Trust Deed (if any); and

         (c) with the benefit of and subject to this Deed, the relevant Bond Trust Deed (if any), the relevant Supplementary Bonds Terms and the relevant Security Trust Deed (if any).

5.2      TRUSTEE'S COVENANT TO BONDHOLDERS

         The Trustee covenants for the benefit of each Bondholder:

         (a) to make all payments on or in respect of the Bonds held by that Bondholder on the due date for payment; and

         (b)      to comply with:

                  (i)      all of the relevant Bond Terms;

                  (ii)     the relevant Bond Trust Deed (if any); and

                  (iii)    the relevant Security Trust Deed (if any).

5.3      MINIMUM FACE VALUE OF BONDS

         The minimum initial Face Value of each Bond shall be as specified in the relevant Bond Terms.

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5.4      BONDS NOT INVALID IF ISSUED IN BREACH

         No Bond shall be invalid or unenforceable on the ground that it was issued in breach of this Deed or any other Transaction Document.

6.       PROCEDURE FOR ISSUE OF BONDS

6.1      FORM OF ISSUE NOTICE

         Each Issue Notice must, subject to the relevant Supplementary Bond
         Terms:

         (a) be in the form of Schedule 2, or in such other form as the Trustee and the Trust Manager may from time to time agree;

         (b)      be signed by an Authorised Signatory of the Trust Manager;

         (c) be received by the Trustee not less than 5 Business Days before the Issue Date (or at such other time as may be agreed between the Trustee and the Trust Manager);

         (d)      specify:

                  (i)      the name or designation to be ascribed to the Bonds;

                  (ii)     the aggregate Face Value of the Bonds to be issued;

                  (iii) the denominations in which the Bonds are to be issued;

                  (iv)     the Issue Date;

                  (v) all reasonable details of any Security Trust Deed, Bond Trust Deed, Enhancements and Currency Swaps required to be entered into by the Trustee as trustee of the relevant Issuing Fund as a condition precedent to the issue of the Bonds;

                  (vi) whether any of the Bonds will constitute a separate Series of Bonds, and if so specify the information referred to in the previous sub-paragraphs of this paragraph (d) with respect to each such Series;

                  (vii) whether the Portfolio is comprised in the Assets of a Warehouse Fund, and if not the person for whose benefit the Issue Proceeds of that Issue are to be held pursuant to clause 6.8(a); and

                  (viii) all other Transaction Documents to be entered into in connection with or as a condition precedent to the issue of the Bonds;

         (e) have attached to it or otherwise identify in a manner satisfactory to the Trustee:

                  (i) details of the Portfolio which the Trustee, as trustee of the relevant Issuing Fund, is to acquire with the Issue Proceeds;

                  (ii) the Supplementary Bond Terms applicable to those Bonds, which must specify the details referred to in clause 6.3; and

                  (iii) if the relevant Issuing Fund is a Rated Fund, a letter or certificate from the Designated Rating Agency addressed to the Trustee confirming that the Bonds in each Series specified in the Issue Notice will be rated not lower than the Designated Rating for that Series, and if Bonds have previously been issued by the Trustee as trustee of that Issuing Fund that the issue of the Bonds specified in the

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                           Issue Notice will not cause the credit rating
                           assigned to the Bonds previously issued to be downgraded to a credit rating lower than the Designated Rating for those Bonds; and

         (f)      contain a certification by the Trust Manager that:

                  (i) the terms of this Deed with respect to the proposed Issue have been, and will on the Issue Date continue to be complied with;

                  (ii) the acquisition of the Portfolio and the characteristics of the Portfolio are consistent with all information memoranda, notices, reports, statements and the like given to Bondholders or prospective Bondholders, and will not cause any statements made in any such document or statement to be misleading or deceptive, or likely to mislead or deceive; and

                  (iii) assuming that all parties to all Transaction Documents relating to the relevant Issuing Fund, and all issuers of Authorised Investments from time to time comprised in the Assets of that Issuing Fund comply in full with their respective obligations under those Transaction Documents and Authorised Investments and having regard to:

                           (A)      the terms of those Transaction Documents;

                           (B) the terms of the Mortgages comprised in the relevant Portfolio;

                           (C)      the anticipated Expenses of that Issuing
                                    Fund; and

                           (D) all other information available to the Trust Manager,

                           the Trustee will have available to it sufficient funds to enable it to comply with its obligations under those Transaction Documents.

6.2      NOTICE TO WAREHOUSE BENEFICIARY

         If the Portfolio of which details are attached to an Issue Notice in accordance with clause 6.1(e)(i) comprises Assets of a Warehouse Fund, the Trust Manager must give a copy of the Issue Notice to each Beneficiary of that Warehouse Fund at the same time as it gives the Issue Notice to the Trustee.

6.3      SUPPLEMENTARY BOND TERMS

         The Supplementary Bond Terms for the Bonds comprised in each Issue must specify:

         (a) the rate per annum (if any) at which interest payable on the Face Value of the Bonds is to be calculated and the method of calculation;

         (b)      the Interest Payment Dates (if any);

         (c)      the Amortisation Dates (if any);

         (d) the Amortisation Amounts payable on each Amortisation Date, or the method of calculating those amounts;

         (e)      the Maturity Date of the Bonds;

         (f) any preferred, deferred or other rights applicable to the Bonds;

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         (g)      if the Issue will comprise Bonds of different Series, the
                  details specified in the previous paragraphs of this clause
                  6.3 with respect to each Series, and any other terms and conditions which distinguish Bonds in one Series from Bonds in any other Series;

         (h) in the case of an Issue in respect of a Rated Fund, the minimum rating requirements in relation to that Rated Fund; and

         (i) any other terms and conditions which the Trustee and the Trust Manager may agree.

6.4      AMENDMENT

         With the consent of the Trustee, the Trust Manager may prior to an Issue Date amend by notice in writing to the Trustee an Issue Notice previously given, or the Supplementary Bond Terms or details of the Portfolio attached to such an Issue Notice.

6.5      ACCEPTANCE OF ISSUE NOTICE

         The Trustee may rely upon any certification from the Trust Manager to the contents of an Issue Notice as evidence of the matters so certified.

6.6      NON-COMPLYING ISSUE NOTICE

         If the Trustee receives an Issue Notice which it reasonably believes does not comply with this clause 6, it must no later than close of business 2 Business Days prior to the proposed Issue Date advise the Trust Manager in writing giving reasonable details of the reasons for the Trustee's belief.

6.7      ISSUE OF BONDS AND TRANSFER OF BENEFIT OF MORTGAGES

         If the Trustee has:

         (a) received an Issue Notice which it reasonably believes complies with this clause 6;

         (b) subject to clause 6.9, received the Subscription Amount (in cleared funds) in an aggregate amount equal to the Face Value of the Bonds referred to in the relevant Issue Notice; and

         (c) as trustee of the relevant Fund, on or prior to the proposed Issue Date:

                  (i) entered into a Security Trust Deed (if specified in the relevant Issue Notice);

                  (ii) entered into or otherwise obtained the benefit of the Transaction Documents relating to that Fund as referred to in the relevant Issue Notice; and

                  (iii) received a Portfolio Compliance Certificate given as of a time no earlier than 5:00 pm on the Business Day immediately preceding the proposed Issue Date,

                  then, the Trustee must, subject to the terms of this Deed, on the Issue Date, issue Bonds, as trustee of the relevant Fund, in accordance with the Transaction Documents relating to that Fund.

6.8      ACQUISITION OF PORTFOLIO

         Upon receipt of the Issue Proceeds of an Issue, the Trustee:

         (a) will (notwithstanding any other provision of this Deed) hold those Issue Proceeds:

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                  (i)      if and to the extent that the Portfolio specified in
                           the relevant Issue Notice was, immediately prior to the Issue Date, comprised in the Assets of a Warehouse Fund, as trustee of that Warehouse Fund; or

                  (ii) if and to the extent that the Portfolio specified in the relevant Issue Notice was not, immediately prior to the Issue Date, comprised in the Assets of a Warehouse Fund, upon trust absolutely for the benefit of the person specified in the relevant Issue Notice, in each case to the extent of the aggregate Face Value of the relevant Mortgages comprised in that Portfolio as at close of business on the Business Day immediately preceding the Issue Date;

         (b) must (notwithstanding clause 18.5) cause those Issue Proceeds to be credited direct to the Trust Account for the relevant Warehouse Fund or to be applied in accordance with the instructions of the Beneficiaries of the relevant Warehouse Fund or, (if clause 6.8(a)(ii) applies) deal with them in accordance with the Trustee's obligations to the person for whose benefit they are held, or otherwise in accordance with the directions of that person;

         (c) will hold automatically by virtue of this Deed (without any further act or other thing being done or any instrument being brought into existence) as trustee of the relevant Issuing Fund the benefit of:

                  (i)      the Portfolio specified in the relevant Issue Notice;
                           and

                  (ii) all Ancillary Documents, Enhancements and Interest Rate Swaps relating to the Mortgages in that Portfolio; and

         (d) must apply the balance (if any) of the Issue Proceeds in accordance with the relevant Supplementary Bond Terms.

6.9      AMOUNT OF BONDS CREATED FOR AN ISSUING FUND

         The aggregate Subscription Amount of Bonds issued on an Issue Date may exceed the aggregate Face Value (as at close of business on the Business Day immediately preceding the Issue Date) of Mortgages in the Portfolio to be held by the Trustee as trustee of the relevant Issuing Fund under clause 6.8(c) only to the extent and on conditions such that each Designated Rating Agency confirms that any credit rating assigned or to be assigned to any Bonds to be issued by the Trustee as trustee of that Issuing Fund will not be downgraded below the Designated Rating, qualified or withdrawn.

6.10     ACTION FOLLOWING ISSUE

         As soon as practicable after an Issue Date, the Trust Manager must direct the Trustee to take, and the Trustee must take, all action and do all things which the Trustee is obliged to do under the Transaction Documents relating to the relevant Fund.

6.11     NO LIABILITY FOR INSUFFICIENT MONEYS

         If on an Issue Date the conditions specified in paragraphs (a)-(c) of clause 6.7 and clause 6.9 are not fulfilled:

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         (a)      the Trustee shall not proceed with the Issue and will refund all Subscription Amounts received to the applicants for Bonds; and

         (b) neither the Trustee nor the Trust Manager shall have any obligation or liability to any person to proceed with the Issue.

6.12     RECORDING OF TRANSFER AND FURTHER ASSURANCE

         On or as soon as reasonably practicable following an Issue Date:

         (a) the Trust Manager must record in the records kept pursuant to clause 20 the transfer to the relevant Issuing Fund of the benefit of the Portfolio details of which were attached to the corresponding Issue Notice (and the benefit of all corresponding Ancillary Documents, Enhancements, and Interest Rate Swaps); and

         (b) the Trustee must execute such documentation and do all such other acts, matters or things as the Trust Manager reasonably requires to give effect to that transfer.

6.13     SUBSEQUENT ADJUSTMENT

         (a) (ACCRUED INTEREST) Following an Issue Date, the Trustee, as trustee of the Warehouse Fund in which the Portfolio acquired with the proceeds of the relevant Issue were held prior to that Issue, shall be entitled to any interest proceeds received by the Trustee that represents accrued but unpaid interest on Mortgages in that Portfolio up to (but not including) the Issue Date. The Trust Manager must notify the Trustee of the amount of any such interest as soon as reasonably practicable following the Issue Date. Upon receipt of such notification, the Trustee must promptly credit the amount of any such interest to the Trust Account for the relevant Warehouse Fund.

         (b) (OTHER COSTS) Subject to paragraph (c) below, the Trust Manager may in its absolute discretion direct the Trustee in writing on or at any time after an Issue Date to transfer funds between the corresponding Warehouse Fund or Issuing Fund with such other amounts as the Trust Manager considers appropriate, so that:

                  (i) the Warehouse Fund has the benefit of any receipts, and bears the cost of any losses or outgoings, in respect of each Mortgage (and any corresponding Ancillary Documents, Enhancements and Interest Rate Swaps) up to (but not including) the Issue Date; and

                  (ii) the Issuing Fund has the benefit of such receipts, and bears such costs, from (and including) the Issue Date.

         (c) (TRUST MANAGER TO CERTIFY ADJUSTMENTS) A written direction by the Trust Manager pursuant to this clause 6.13 must certify that the relevant amount is, in the opinion of the Trust Manager, to be properly debited or credited to a Warehouse Fund or an Issuing Fund (as the case may be).

         (d) (TRUSTEE TO ACT IN ACCORDANCE WITH DIRECTION) The Trustee must act in accordance with, and may rely upon, a written direction, of the Trust Manager and any certificate given in accordance with this clause 6.13.

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6.14     NO LIMIT ON BONDS

         Subject to the provisions of this Deed, any relevant Bond Trust Deed and any relevant Security Trust Deed, there shall be no limit on the number or Face Value of Bonds which may be issued in respect of a Fund.

6.15     COMPLIANCE WITH LAWS

         The Trust Manager must ensure that no issue or allotment of Bonds, offer of Bonds for subscription or purchase, or invitation to subscribe for or buy, Bonds shall be made unless the issue, allotment, offer or invitation is made in compliance with all applicable laws in all jurisdictions in which the issue, allotment, offer or invitation is made.

7.       TRANSFERS OF BONDS

         Intentionally blank.

8.       REGISTRATION CONFIRMATIONS

         Intentionally blank.

9.       WAREHOUSE FUNDING

9.1      TRANSFER OF WAREHOUSE ASSETS TO ANOTHER FUND

         The Trust Manager, may at any time by not less than 5 Business Days prior written notice (or such other period, either shorter or longer, as may be specified in any relevant Transaction Document or agreed by the relevant Warehouse Beneficiary) require the transfer by a Warehouse Beneficiary of its beneficial interest in some or all of the Assets of the relevant Warehouse Fund to:

         (a) the Trustee in its capacity as trustee of an Issuing Fund or another Warehouse Fund; or

         (b)      a person nominated by the Trust Manager,

         in consideration of payment by the Trustee to that Warehouse Beneficiary of an amount equal to (subject to any provision of any relevant Warehouse Funding Agreement):

         (c)      the Face Value of those Assets; minus

         (d)      the aggregate of:

                  (i) all Taxes which are or may become payable in respect of the relevant Warehouse Fund;

                  (ii) all Expenses incurred but not previously paid of that Warehouse Fund;

                  (iii) all other amounts which are or may become payable by it to Creditors of that Warehouse Fund; and

                  (iv) all amounts in respect of which it is entitled to be reimbursed or indemnified under this Deed; plus

         (e) any other amount payable to the Warehouse Beneficiary in accordance with the relevant Warehouse Funding Agreement.

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9.2      WAREHOUSE TRIGGER EVENT

         If a Warehouse Trigger Event occurs in relation to a Warehouse Fund, the Residual Income Beneficiaries of that Fund may by notice in writing to the Trustee and the Trust Manager:

         (a) nominate a date (which must not be less than 5 Business Days after the date of the notice) as the Vesting Date for that Fund; and

         (b) subject to clauses 9.1, 9.3, 21 and 25.10 and the Fund Creation Notice in relation to that Fund, require the transfer on the Vesting Date by the Trustee to the Residual Income Beneficiaries of all of the Assets of that Fund.

9.3      PARTIES TO GIVE EFFECT TO TRANSFER

         Each of the Trustee, the Trust Manager and the Warehouse Beneficiaries of a Warehouse Fund must execute all documents and do all things as the other may reasonably require to give effect to a transfer of the Assets of a Fund following the giving by:

         (a)      the Trust Manager of a notice under clause 9.1; or

         (b)      the Residual Income Beneficiaries of a notice under clause
                  9.2.

9.4      RIGHTS ADDITIONAL TO ISSUE OF BONDS

         This clause 9 does not limit the operation of clause 6.

10.      APPOINTMENT OF TRUST MANAGER

10.1     APPOINTMENT

         The Trust Manager must manage each Fund upon and subject to the terms of this Deed.

10.2     POWERS OF MANAGEMENT

         The Trust Manager has, subject to this Deed, full and complete powers, and is responsible for, the management of the Funds (including liabilities), including:

         (a) the management, administration, investment and day to day operation of the Funds; and

         (b) the keeping of all books, records and accounts for each Fund in accordance with this Deed.

10.3     TRUST MANAGER TO ENFORCE AGAINST MASTER SERVICER

         The Trust Manager must take all reasonable action to:

         (a) ensure that the Master Servicer complies with its obligations under the Master Origination and Servicing Agreement; and

         (b) enforce the performance by the Master Servicer of its obligations under the Master Origination and Servicing Agreement.

10.4     TRUST MANAGER NOT LIABLE FOR MASTER SERVICER

         Neither the Trustee nor, subject to clause 10.3, the Trust Manager has any responsibility or liability for the performance by the Master Servicer of its obligations under the Master Origination and Servicing Agreement.

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10.5     NO ENQUIRY

         The Trustee has no obligation to make any enquiry as to the performance by the Master Servicer of its obligations under the Master Origination and Servicing Agreement.

11.      INVESTMENT OF THE FUND

11.1     AUTHORISED INVESTMENTS

         (a) Subject to the terms of this Deed, the Assets of each Fund must comprise only property which is an Authorised Investment at its date of acquisition.

         (b) If an Asset of a Fund would not at any time be an Authorised Investment if it were to be acquired at that time, neither the Trustee nor the Trust Manager shall be obliged to dispose of that Asset.

11.2     TRUST MANAGER TO MAKE PROPOSALS

         The Trust Manager must from time to time make proposals to the Trustee as to the investment of the Assets of the Fund. Each such proposal must:

         (a) be in writing in a form agreed between the Trustee and the Trust Manager;

         (b)      specify the Authorised Investments to be purchased or sold;

         (c) specify the action (if any) to be taken by the Trustee to give effect to it;

         (d) contain a certification by the Trust Manager that the giving effect to by the Trustee of the proposal will be in accordance with this Deed;

         (e) specify the price to be paid for the Asset or in the case of a Loan to be made by the Trustee, the amount of the Loan;

         (f) specify to whom any amount is payable under paragraph (e), or if an Asset is to be acquired from a Warehouse Fund, the name of the Warehouse Fund;

         (g) in the case of the making of a Loan secured by a Mortgage, contain a certification by the Trust Manager that it is not aware of any breach by the Master Servicer of the representations and warranties made in the Master Origination and Servicing Agreement with respect to that Loan or Mortgage; and

         (h) contain all other information which the Trustee may reasonably require to satisfy itself that certification is correct and to give effect to the proposal.

         An Issue Notice which complies with clause 6 complies with this clause 11.2.

11.3     TRUSTEE TO COMPLY WITH PROPOSALS

         The Trustee:

         (a) must comply with a proposal made by the Trust Manager in accordance with this Deed provided that, in the case of a proposal for the making or acquisition of a Loan secured by a Mortgage (unless any Transaction Document otherwise provides or unless otherwise agreed), the Trustee has received evidence satisfactory to it that a Solicitor's Certificate

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                  required by clause 12.1(b) of the Master Origination and
                  Servicing Agreement has been or will upon such a Loan being made or acquired, be issued; and

         (b) may rely upon the recommendations and advice of the Trust Manager with respect to any such proposal, without being under a duty to make any enquiry or exercise any judgment as to:

                  (i)      the merits of the proposal; or

                  (ii) whether the proposal complies with this Deed (unless the Trustee ought reasonably to know that the proposal does not so comply).

11.4     AUTHORISED INVESTMENTS FOR RATED FUNDS

         The Trust Manager shall only give to the Trustee as a trustee of a Rated Fund a proposal to acquire investments falling within paragraphs
         (c)-(h) (inclusive) of the definition of AUTHORISED INVESTMENTS where the investment (or the issuer of it) has a rating that complies at the time of the proposed acquisition with the minimum rating requirements (if any) specified in any Warehouse Funding Agreement, Supplementary Bond Terms or in relation to that Rated Fund.

11.5     LIMITATION ON MATURITY OF INVESTMENTS

         The Trust Manager must ensure that, to the extent that money is or will be required to meet Expenses of a Fund or payments due to Bondholders, Interest Rate Swap Counterparties or Currency Swap Counterparties of a Fund, the Assets of that Fund are invested in Authorised Investments which mature or are otherwise immediately available in or convertible into cash on or before the date those Expenses of the Fund or payments (as the case may be) are due.

11.6     RIGHTS ATTACHING TO ASSETS

         (a) The Trust Manager may exercise all voting and other rights conferred by any Assets of a Fund in such manner as it sees fit in its absolute discretion.

         (b) The Trustee must execute and deliver to the Trust Manager or as the Trust Manager directs all proxies and powers of attorney which the Trust Manager may request for the purposes of exercising the voting and other rights conferred by the Assets of a Fund.

11.7     TRUSTEE'S DEALING WITH ASSETS

         The Trustee must not buy, sell or otherwise deal with the Assets of a Fund except in accordance with the proposals of the Trust Manager made in accordance with this Deed.

11.8     SWAPS AND ENHANCEMENTS

         Subject to the terms of this Deed, the Trustee must, as trustee of a Fund, enter into any Interest Rate Swaps, Currency Swaps and Enhancements on such terms and with such counterparties as the Trust Manager may require in writing, provided that if the Fund is a Rated Fund, the identity of the counterparty and the terms of the relevant Transaction Document must be such that each Designated Rating Agency confirms that the entering into of such arrangements will not cause any credit rating assigned to any Bonds issued by the Trustee as trustee of that Rated Fund to be downgraded below the Designated Rating, qualified or withdrawn.

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11.9     SWAPS AND ENHANCEMENTS FOR RATED FUNDS

         The Trustee, as trustee of a Rated Fund in respect of which Bonds have previously been issued, must not enter into or terminate any Interest Rate Swap, Currency Swap or Enhancement unless the Trustee receives a direction from the Trust Manager to do so and a certificate from the Trust Manager that doing so:

         (a) either will not cause the rating of those Bonds by a Designated Rating Agency to be downgraded, or is necessary to avoid the rating of those Bonds being downgraded; and

         (b) is in the best interests of the Creditors and Beneficiaries of that Rated Fund.

11.10    LIMITATION OF TRUSTEE'S PERSONAL LIABILITY

         Notwithstanding any other provision of this Deed, the Trustee is not obliged to execute any document or incur any obligation as trustee of a Fund unless its personal liability under that document or in respect of that obligation is limited in a manner consistent with clause 25.9.

11.11    MONEYS PAYABLE TO TRUSTEE

         Subject to this Deed, the Trust Manager must ensure that any agreement entered into by the Trustee as trustee of a Fund contains a provision to the effect that any moneys payable to the Trustee under it must be paid to the Trustee, or to an account or Authorised Investment in the name of the Trustee.

11.12    SEGREGATION OF ASSETS OF A FUND

         Subject to this Deed, the Trustee must:

         (a) ensure that no Assets of a Fund are mixed or co-mingled with the Assets of any other Fund, or with any assets or property of the Trustee or any other person; and

         (b) where advised by the Trust Manager that it is appropriate to do so, apportion any Asset coming into the hands of the Trustee which belongs to one or more Fund, or of any liability which relates to one or more Fund, in such manner as the Trust Manager certifies in writing is fair and reasonable.

11.13    ASSETS OF FUNDS

         The Assets of a Fund are only available to meet liabilities incurred by the Trustee as trustee of that Fund, and are not available to meet any other liabilities of the Trustee (whether incurred personally or as trustee of any other Fund).

11.14    LIABILITIES OF A FUND

         Subject to clause 11.12, liabilities incurred by the Trustee as trustee of a Fund must not be:

         (a) aggregated with any liabilities of the Trustee, whether incurred personally or as trustee of any other Fund; or

         (b)      set-off against the Assets of any other Fund.

11.15    ORIGINATION AND MANAGEMENT OF MORTGAGES

         All Mortgages must be originated, managed and serviced in accordance with:

         (a)      the Master Origination and Servicing Agreement; and

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         (b)      any Interest Rate Swaps and Enhancements relating to those
                  Mortgages.

11.16    TRUST MANAGER WILL ACT AS MASTER SERVICER

         If:

         (a) the appointment of the Master Servicer is terminated under the Master Origination and Servicing Agreement; and

         (b) the Master Servicer is not immediately replaced on the same or substantially the same terms,

         the Trust Manager must with effect from the date the termination becomes effective assume the role of Master Servicer, upon the same terms and conditions as those binding on the Master Servicer under the Master Servicing and Origination Agreement immediately prior to termination, until a replacement Master Servicer is appointed.

11.17    TRUST MANAGER'S POWER TO DELEGATE

         The Trust Manager may, in performing its obligations under this Deed:

         (a) delegate to any of its officers and employees all or any of the powers, authorities and discretions conferred on the Trust Manager by this Deed;

         (b)      by power of attorney:

                  (i) appoint any person to be its attorney or agent for such purpose and with such powers, authorities and discretions (not exceeding those vested in the Trust Manager) as the Trust Manager thinks fit with or without power to sub-delegate, and also to authorise the issue in the name of the Trust Manager of documents bearing facsimile signatures of the Trust Manager or of the attorney or agent either with or without proper manuscript signatures of their officers thereon; and

                  (ii) insert such provisions for the protection and convenience of those dealing with any such attorney or agent as the Trust Manager may think fit;

         (c) appoint by writing or otherwise any person to be agent or sub-agent of the Trust Manager as the Trust Manager may think necessary or proper for such purposes and with such power, authorities and discretions (not exceeding those vested in the Trust Manager) as the Trust Manager thinks fit and to supersede or suspend any such agent or sub-agent for such cause or reason as the Trust Manager may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper; and

         (d) delegate to another person approved by the Trustee, on terms approved by the Trustee, its obligations under this Deed with respect to the origination, management and servicing of Mortgages. The Trustee must not unreasonably withhold or delay its approval in either case.

11.18    TRUST MANAGER

         The Trust Manager is, subject to clause 10.4, liable for:

         (a) the acts or omissions of any officer, employee, attorney, agent, sub-delegate or sub-agent to whom any delegation is made under clause 11.17; and

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         (b)      the fees and expenses of any such person.

11.19    PROFESSIONAL ADVISERS

         The Trust Manager may engage and pay reasonable expenses to any valuers, solicitors, barristers, accountants, surveyors, property advisers, real estate agents, contractors, qualified advisers, and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trust Manager to be fully and properly advised and informed, in order that it may properly exercise its powers and perform its obligations under this Deed.

12.      ADDITIONAL OBLIGATIONS OF TRUST MANAGER AND AMS

12.1     GENERAL

         The covenants in this clause 12 are for the benefit of the Trustee, each Beneficiary and each Bondholder.

12.2     ADDITIONAL OBLIGATIONS

         The Trust Manager must:

         (a) (ACT HONESTLY) act honestly and in good faith in the performance of its duties and in the exercise of its powers under this Deed;

         (b) (PRUDENTLY) exercise such diligence and prudence as a prudent man of business would exercise in performing its duties and exercising its powers under this Deed, having regard to the interests of the Beneficiaries and the Bondholders;

         (c) (CONDUCT ITS BUSINESS PROPERLY) use its best endeavours to carry on and conduct its business in so far as it relates to this Deed in a proper and efficient manner;

         (d) (MAKE AVAILABLE RECORDS) make available to the Trustee for inspection all of the books and records of each Fund maintained by the Trust Manager under this Deed and give to the Trustee such written or oral information as the Trustee reasonably requires with respect to all matters relating to the Funds;

         (e) (PAY RECEIPTS) pay to the Trustee, within one Business Day of receipt, all money coming into its hand which is an Asset of a Fund;

         (f) (NOT CO-MINGLE) ensure that any Assets of a Fund which it may come to hold from time to time are not mixed or co-mingled with any Assets of any other Fund, or with any assets of the Trust Manager or any other person;

         (g) (PREPARE NOTICES) prepare or cause to be prepared all notices, reports statements and the like which the Trustee is required to prepare under any of the provisions of this Deed and deliver those notices and statements;

         (h) (APPROVAL OF NOTICES) submit to the Trustee all information memoranda, notices, reports, statements and the like to be given by the Trust Manager to Bondholders, or prospective Bondholders, for the Trustee's consent prior to the issue of the same other than notices, reports, statements and information provided by the Trust Manager to Bondholders on a periodic basis or on request by a Bondholder relating to the nature of the Authorised

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                  Investments comprised in the Assets of a Fund and the
                  performance of those Authorised Investments;

         (i) (ACCURACY OF NOTICES) ensure that all information memoranda, notices, reports, statements and the like given by the Trust Manager to Bondholders or prospective Bondholders:

                  (i)      are true in all material respects;

                  (ii) are not misleading or deceptive or likely to mislead or deceive; and

                  (iii)    comply with the requirements of all applicable laws;

         (j) (COPIES OF ALL NOTICES) give to the Trustee a copy of all notices, reports and statements provided by the Trust Manager to Bondholders, including those provided on a periodic basis or on request;

         (k) (Taxes) direct the Trustee to make all payments (as and when they fall due) out of a Fund for Taxes levied upon any Fund or upon the Trustee in its capacity as trustee of any Fund;

         (l) (MONITOR TRANSACTION DOCUMENTS) monitor and enforce the Transaction Documents and take all such steps as are necessary to ensure that the Trustee complies with its obligations and obtains the benefits conferred on it by the Transaction Documents to which it is a party;

         (m) (COMPLY WITH TRANSACTION DOCUMENTS) comply with its obligations under all Transaction Documents to which it is a party; and

         (n) (NECESSARY INFORMATION) give to the Trustee all information, notices, certificates, consents, approvals and authorisations which it is entitled or obliged to give under the Transaction Documents and which are necessary to enable the Trustee to comply with its obligations under the Transaction Documents.

12.3     TRUST MANAGER CANNOT BIND TRUSTEE UNLESS AUTHORISED

         In exercising its powers, authorities and discretions and performing its duties and obligations under this Deed, the Trust Manager has no power to bind the Trustee, otherwise than as expressly provided in this Deed.

12.4     THRESHOLD RATE OBLIGATION OF AMS

         AMS must:

         (a)      comply with each Threshold Rate Obligation; and

         (b) without limiting paragraph (a), in complying with each Threshold Rate Obligation, have regard to:

                  (i)      the interests of the Beneficiaries of each Fund; and

                  (ii) the ability of the Beneficiaries of each Fund to comply with their respective obligations where such obligations are secured by a Security Interest over their respective entitlements to receive distributions of income from the Funds.

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13.      RETIREMENT OF TRUST MANAGER

13.1     REMOVAL

         The Trustee may terminate the appointment of the Trust Manager under this Deed if:

         (a)      an Event of Insolvency occurs in relation to the Trust
                  Manager; or

         (b)      a Manager's Default has occurred and is continuing.

13.2     VOLUNTARY RETIREMENT

         The Trust Manager may, subject to clause 13.3, resign upon giving to the Trustee not less than 3 months' notice in writing (or such other period as the Trust Manager and the Trustee may agree) of its intention to do so.

13.3     NO RESIGNATION BY TRUST MANAGER UNLESS SUCCESSOR APPOINTED

         The Trust Manager must not resign under clause 13.2 unless:

         (a) it procures that, before the date on which that termination becomes effective, another person assumes all of the obligations of the Trust Manager under this Deed as its successor, and executes such documents as the Trustee requires to become bound by this Deed, with effect from that date, as if it had originally been a party to this Deed as the Trust Manager; and

         (b)      the appointment of the successor Trust Manager under paragraph
                  (a):

                  (i)      is approved by the Trustee; and

                  (ii) will not cause the credit rating of any Bonds issued by the Trustee as trustee of any Fund to be downgraded below the Designated Rating for that Fund.

13.4     TRUSTEE APPOINTS REPLACEMENT TRUST MANAGER

         On termination of the appointment of the Trust Manager (the OUTGOING MANAGER) under clause 13.1, the Trustee shall be entitled to appoint another person to be the Trust Manager (the INCOMING MANAGER) and until any such appointment is made, the Trustee shall, subject to this Deed and to any approval required by law, act as Trust Manager and shall be entitled to the Manager's Fee.

13.5     TERMS OF APPOINTMENT OF INCOMING MANAGER

         The Trustee must ensure that the Incoming Manager executes such documents as the Trustee requires to assume with effect from the date its appointment becomes effective, all of the rights, powers, discretions and obligations of the Trust Manager under this Deed and the Transaction Documents to which the Outgoing Manager is or was a party, as if the Incoming Manager had been originally a party to this Deed and any such Transaction Documents as the Trust Manager.

13.6     EFFECT OF TERMINATION OF OUTGOING MANAGER

         The termination of the appointment of the Outgoing Manager under this clause 13 will not affect any of the rights, obligations or liabilities of the Outgoing Manager under this Deed or any Transaction Document accrued or arising before such termination, or as a result of any act or thing occurring before such termination.

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13.7     DELIVERY OF DOCUMENTS

         The Outgoing Manager must immediately upon termination of its appointment becoming effective deliver to the Trustee (or at its direction) the Data Base and all other books, documents, records and property relating to the Funds. The Outgoing Manager is entitled to take, and keep copies of such books, documents and records. Each of the Trustee and the Incoming Manager must produce the originals of such books, documents and records in its possession upon the giving of reasonable written notice by the Outgoing Manager.

13.8     NOTICE TO SECURITY TRUSTEE OF INCOMING MANAGER

         The Trustee or the Incoming Manager must give notice to the Security Trustee (if any) as soon as practicable following the appointment of the Incoming Manager.

14.      TRUSTEE'S POWERS

14.1     GENERAL POWER

         Subject to the terms of this Deed, the Trustee has all of the rights, powers and discretions over and in respect of the Assets of the Funds which it could exercise if it were the absolute and beneficial owner of such Assets.

14.2     SPECIFIC POWERS

         The Trustee has the following powers:

         (a) (AUTHORISED INVESTMENTS) to make, purchase, acquire, dispose of or otherwise deal with any Authorised Investment;

         (b) (ENFORCEMENT OF RIGHTS) to exercise or enforce its rights under or in respect of any of the Assets of any Fund;

         (c)      (FEES AND EXPENSES) to pay all Expenses of a Fund;

         (d) (ADVISERS) to engage, and to incur reasonable expenses in relation to, any valuers, solicitors, barristers, accountants, surveyors, property advisers, real estate agents, contractors, qualified advisers, and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trustee to be fully and properly advised and informed, in order that it may properly exercise its powers and perform its obligations under this Deed;

         (e) (PROCEEDINGS) to institute, prosecute, defend, settle and compromise legal or administrative proceedings in respect of the Assets of any Fund;

         (f) (WAIVERS) to give any waiver, time or indulgence to any person on such terms as it may in its discretion determine;

         (g) (BONDS) to borrow money by the issue of Bonds as provided in this Deed;

         (h) (OTHER BORROWINGS) to otherwise borrow or raise money or procure financial accommodation;

         (i) (TRANSACTION DOCUMENTS) to enter into and perform its obligations under any Transaction Document;

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         (j)      (INSURANCE) to insure any Asset;

         (k)      (ATTEND MEETINGS) to attend and vote at meetings; and

         (l) (INCIDENTAL POWERS) to do all such things which the Trustee reasonably considers incidental to any of the previous powers or necessary or convenient to be done for or in connection with any Fund or the Trustee's functions under this Deed.

         Each of the above powers is a separate and independent power. None of them limits the others, or any other power of the Trustee under this Deed.

14.3     DELEGATION TO RELATED BODIES CORPORATE

         The Trustee may, with the prior written consent of the Trust Manager from time to time by instrument in writing delegate to any Related Body Corporate of the Trustee which is a trustee company or trustee corporation for the purposes of any of the following:

         (a)      the Trustee Companies Act 1964 (New South Wales);

         (b)      the Trustee Companies Act 1984 (Victoria);

         (c)      the Trustee Companies Act 1968 (Queensland);

         (d)      the Trustee Companies Act 1988 (South Australia);

         (e)      the Trustee Companies Act 1953 (Tasmania);

         (f) the Trustee Companies Ordinance 1947 (Australian Capital Territory); or

         (g)      the Trustee Companies Act 1987 (Western Australia),

         the exercise of its powers and the performance of its obligations under this Deed.

14.4 TRUSTEE'S POWER TO DELEGATE; APPOINT ATTORNEYS AND AGENTS The Trustee may, in performing its obligations under this Deed:

         (a) delegate to any of its officers and employees all or any of the powers, authorities and discretions conferred on the Trustee by this Deed;

         (b)      by power of attorney:

                  (i) appoint any person to be its attorney or agent for such purpose and with such powers, authorities and discretions (not exceeding those vested in the Trustee) as the Trustee thinks fit with or without power to sub-delegate, and also to authorise the issue in the name of the Trustee of documents bearing facsimile signatures of the Trustee or of the attorney or agent either with or without proper manuscript signatures of their officers thereon; and

                  (ii) insert such provisions for the protection and convenience of those dealing with any such attorney or agent as the Trust Manager may think fit; and

         (c) appoint by writing or otherwise any person to be agent or sub-agent of the Trustee as the Trustee may think necessary or proper for such purposes and with such power, authorities and discretions (not exceeding those vested in the Trustee) as the Trustee thinks fit and to supersede or suspend any such agent or sub-agent for such cause or reason as the Trustee may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper.

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14.5     TRUSTEE LIABLE FOR DELEGATES

         The Trustee is, notwithstanding any delegation under clause 14.3 or 14.4:

         (a) subject to clause 14.7, liable for any act or omission of any such delegate as if any such act or omission were its own; and

         (b) responsible for payment of the remuneration, fees and expenses of any person appointed under this clause 14.

14.6     DELEGABLE AND NON-DELEGABLE DUTIES OF TRUSTEE

         The Trustee must not delegate:

         (a) the receipt and payment of money (otherwise than in accordance with the Transaction Documents, or in the case of the purchase price, sale proceeds or other moneys payable or receivable in respect of Authorised Investments to a solicitor, stockbroker or real estate agent); or

         (b) the exercise of any right of enforcement under a Mortgage or Ancillary Document, otherwise than to the Master Servicer under the Master Origination and Servicing Agreement.

14.7     TRUSTEE NOT LIABLE FOR THIRD PARTIES

         Except as expressly provided in any Transaction Document, no failure by the Trustee to comply with its obligations under any Transaction Document will be considered to be the neglect, default or breach of duty of the Trustee to the extent that that failure was caused or contributed to by any other party to that Transaction Document (having regard to the powers and duties conferred on the Trustee by this Deed).

15.      TRUSTEE'S COVENANTS

15.1     GENERAL

         The covenants in this clause 15 are for the benefit of the Trust Manager, each Beneficiary and each Bondholder.

15.2     TO ACT CONTINUOUSLY AS TRUSTEE

         The Trustee must act continuously as trustee of each Fund until the earlier of:

         (a)      the Vesting Date of the Fund; and

         (b)      the date on which Trustee retires or is removed from office,

         in either case, in accordance with this Deed.

15.3     TO ACT HONESTLY, DILIGENTLY AND PRUDENTLY

         The Trustee must:

         (a) act at all times in the best interests of the Beneficiaries and the Bondholders of each Fund;

         (b) act honestly and in good faith in the performance of its duties and in the exercise of its discretions hereunder; and

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         (c)      exercise such diligence and prudence as a prudent man of
                  business would exercise in performing its functions and in exercising its powers and discretions and performing its obligations under this Deed, having regard to the interests of the Beneficiaries and the Bondholders.

15.4     NO DISPOSITIONS OF ASSETS

         Except as provided in the Transaction Documents, the Trustee must not sell, mortgage, charge or otherwise encumber or part with possession of any Asset.

15.5     FORWARD NOTICES ETC. TO TRUST MANAGER AND BOND TRUSTEE

         The Trustee must promptly forward to the Trust Manager and the Bond Trustee of each Fund all notices, reports, circulars and other documents received by it or on its behalf as trustee of that Fund.

15.6     TRUSTEE WILL IMPLEMENT TRUST MANAGER'S DIRECTIONS

         Subject to this Deed and any other Transaction Document to which it is a party, the Trustee must act upon all directions given to it by the Trust Manager in accordance with this Deed.

15.7     CUSTODIAN

         Unless otherwise required by the terms of any Security Trust Deed, the Trustee must keep in safe custody all documents of title to or evidencing Assets. The Trustee may comply with this obligation by holding Assets in any clearing or custody system approved by the Trust Manager and (if required) the relevant Security Trustee (if any).

15.8     PERFORM TRANSACTION DOCUMENTS

         The Trustee must comply with its obligations under all Transaction Documents to which it is a party.

16.      TRUSTEE'S FEES AND EXPENSES

16.1     TRUSTEE'S FEE

         The Trustee shall be entitled to deduct from each Fund such fee as is agreed in writing from time to time between the Trustee and the Trust Manager. The fees payable to the Trustee in respect of each Fund must be determined on or before the first Issue Date for that Fund, and shall apply until the Vesting Date of that Fund.

16.2     MANAGER'S FEE

         The Manager shall be entitled to be paid in respect of the performance of its duties as Trust Manager in relation to each Fund such fees as may from time to time be agreed between the Trustee, the Trust Manager, the relevant Bond Trustee (if there is a Bond Trust Deed for that Fund), the relevant Security Trustee (if there is a Security Trust Deed for that Fund) and the relevant Designated Rating Agency (if that Fund is a Rated Fund).

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17.      RETIREMENT OF TRUSTEE

17.1     MANDATORY RETIREMENT

         (a)      If:

                  (i) an Event of Insolvency has occurred in relation to the Trustee;

                  (ii) a Trustee's Default has occurred and is continuing (except for a Trustee's Default constituted by a failure by the Trustee to pay any amount which it would, but for clause 25.9 or any corresponding provision of any Transaction Document, have been liable to pay);

                  (iii) there is a change in the effective control of the Trustee; or

                  (iv) the Trustee rejects a Fund Creation Notice in accordance with clause 3.3,

                  the Trust Manager may, subject to paragraph (b), by notice in writing to the Trustee require the Trustee to retire as trustee of the Funds within such period as the Trust Manager may specify in the notice. The Trustee must so retire within the period specified.

         (b)      The Trust Manager may only give a notice pursuant to paragraph
                  (a)(iv) above if it has been directed to do so by an Extraordinary Resolution.

17.2     TRUST MANAGER MAY REMOVE TRUSTEE

         If the Trustee does not retire within the period specified in a notice given under clause 17.1 the Trust Manager may by deed poll remove the Trustee from office as trustee of the Funds.

17.3     TRUST MANAGER APPOINTS REPLACEMENT

         On the retirement or removal of the Trustee under clause 17.1 or 17.2, the Trust Manager must as soon as reasonably practicable appoint some other statutory trustee to be the Trustee of the Funds. Until the appointment is completed the Trust Manager must act as Trustee.

17.4     VOLUNTARY RETIREMENT

         The Trustee may only voluntarily retire as trustee of the Funds if:

         (a) the Trustee gives to the Trust Manager not less than 3 months' (or such other period as the Trust Manager may agree) written notice of its intention to do so; and

         (b) the Trustee selects as the new Trustee of the Funds a statutory trustee whose identity is acceptable to the Trust Manager (acting reasonably) and which enters into the documents referred to in clause 17.7.

17.5     FUNDS TO BE VESTED IN NEW TRUSTEE

         Upon retiring or being removed from office, the Trustee (the OUTGOING TRUSTEE) must execute all documents and do all things necessary to vest the Funds or cause them to be vested, in the person appointed as the successor Trustee (the INCOMING TRUSTEE).

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17.6     RELEASE OF OUTGOING TRUSTEE

         Upon retirement or removal, the Outgoing Trustee shall have no further obligations under this Deed, but retirement or removal will not affect any of the rights, obligations or liabilities of the Outgoing Trustee accrued or arising before retirement or removal.

17.7     INCOMING TRUSTEE TO EXECUTE DEED

         The Incoming Trustee must execute all documents as the Trust Manager requires to:

         (a) assume with effect from the date its appointment becomes effective, all of the rights, powers, discretions and obligations of the Trustee under this Deed and the Transaction Documents to which the Outgoing Trustee is or was a party or of which it had the benefit, as if the Incoming Trustee had originally been a party to, or had had the benefit of this Deed and any such Transaction Document as the Trustee; and

         (b) indemnify the Outgoing Trustee for all liabilities of the Outgoing Trustee under or in respect of the Bonds issued by the Outgoing Trustee which mature on or after the date of the retirement or removal of the Outgoing Trustee, and for all other liabilities and expenses incurred by the Outgoing Trustee for which it is entitled to be indemnified out of the Funds and which have not been recouped by it, provided that the liability of the Incoming Trustee under such indemnity shall be limited to the same extent provided for in clause
                  25.9 and any payment shall rank in the same priority pursuant to clause 25.9 as the corresponding liability for which the Outgoing Trustee claims such indemnification.

17.8     TRUST MANAGER AND OUTGOING TRUSTEE TO SETTLE AMOUNTS PAYABLE

         The Trust Manager may:

         (a) settle with the Outgoing Trustee the amount of any sums payable by the Outgoing Trustee to the Trust Manager or the Incoming Trustee, or by the Trust Manager to the Outgoing Trustee under this Deed; and

         (b) give or accept from the Outgoing Trustee a discharge in respect thereof.

         Any such settlement or discharge shall (except in the case of any fraud, negligence or wilful default on the part of the Outgoing Trustee or its officers, employees, agents and delegates) be conclusive and binding upon all persons.

17.9     OUTGOING TRUSTEE TO RETAIN LIEN

         Notwithstanding the retirement or removal of the Outgoing Trustee and the indemnity in favour of the Outgoing Trustee by the Incoming Trustee as contemplated by clause 17.7, the Outgoing Trustee will retain a lien over each Fund to meet claims of any Creditors of the Outgoing Trustee as trustee of the Fund, to the extent that the claims of those Creditors are not properly and duly satisfied by the Incoming Trustee.

17.10    DELIVERY OF DOCUMENTS

         The Outgoing Trustee must immediately upon termination of its appointment becoming effective deliver to the Incoming Trustee (or at its direction) the Data Base and all other books, documents, records and property relating to the Funds under its control. The Outgoing Trustee is entitled to take, and keep copies of such books, documents and records. Each of the Trust Manager and the

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         Incoming Trustee must produce the originals of such books, documents and records in its possession upon the giving of reasonable written notice by the Outgoing Trustee.

17.11    NOTICE TO SECURITY TRUSTEE OF NEW TRUSTEE

         The Incoming Trustee or the Trust Manager must give notice to the Security Trustee (if any) as soon as practicable following the appointment of the Incoming Trustee.

18.      TRUST ACCOUNTS

18.1     OPENING OF TRUST ACCOUNTS

         The Trustee:

         (a) must, as directed by the Trust Manager, open a separate account with a Bank in respect of each Fund. Each such account must:

                  (i)      be opened in the name of the Trustee;

                  (ii) bear a designation indicating the Fund to which it relates; and

                  (iii) in the case of a Rated Fund, be maintained with a Bank whose debt obligations are rated at all relevant times by the Designated Rating Agency, not lower than the Designated Rating; and

         (b) may open such additional accounts with a Bank in respect of a Fund as the Trust Manager may direct.

18.2     LOCATION OF TRUST ACCOUNTS

         (a) Unless otherwise directed in writing by the Trust Manager, the principal Trust Account of each Fund must be opened and maintained at a branch of a Bank in New South Wales.

         (b) If directed to do so by the Trust Manager, the Trustee must open Trust Accounts with a branch of a Bank outside New South Wales provided that the Trustee enters into arrangements with the relevant Bank so that as soon as practicable after the receipt of moneys to the credit of any such account, such moneys are to be transferred to the credit of the principal Trust Account of the relevant Fund.

18.3     AUTHORISED SIGNATORIES

         The Trustee must ensure that the only authorised signatories for any Trust Account are officers or employees of the Trustee.

18.4     BANK STATEMENTS AND ACCOUNT INFORMATION

         (a) The Trustee must give to the Trust Manager (and any other person from time to time specified by the Trust Manager):

                  (i) copies of all statements for a Trust Account promptly following receipt of the same by the Trustee; and

                  (ii) such explanations and reconciliations as to any such statements as may from time to time reasonably be required by the Trust Manager (or such other person).

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         (b)      The Trustee authorises the Trust Manager to obtain statements and information in relation to each Trust Account direct from the Bank at which it is held.

18.5     DEPOSITS

         Subject to this Deed, the Trustee must pay into the Trust Account of a Fund the following moneys:

         (a) subject to clause 6.8(b) and (d), the Issue Proceeds of each Issue by the Trustee as trustee of that Fund;

         (b) all proceeds of sale and other moneys received under or in respect of the Authorised Investments of that Fund;

         (c) all money received under or in respect of any Transaction Documents entered into by the Trustee in its capacity as trustee of that Fund; and

         (d) all other moneys received by the Trustee in respect of that Fund.

18.6     WITHDRAWALS

         Subject to this Deed, the Trustee may withdraw funds from a Trust Account and apply them in:

         (a) settling or purchasing Authorised Investments in accordance with this Deed and making payments required in connection with the holding of Authorised Investments;

         (b) making payments to the Bondholders or the Beneficiaries of that Fund;

         (c) paying amounts payable by the Trustee under any Transaction Documents entered into by the Trustee in its capacity as trustee of that Fund; and

         (d)      paying Expenses of that Fund.

18.7     CENTRAL CLEARING ACCOUNT

         The Trustee, as trustee of a number of Funds, may maintain an account with a Bank as a clearing account for the receipt of money comprising Assets of those Funds generally, provided that as soon as practicable after the receipt of money to the clearing account and the identification of the Fund to which the money relates, the Trustee must ensure that the Bank credits that money to the Trust Account for that Fund. The Trustee may mix or co-mingle the Assets of one Fund with the Assets of another Fund in accordance with this clause.

19.      AUDITORS

19.1     APPOINTMENT OF AUDITOR

         The Trustee must appoint an auditor of each Fund within one month of the creation of that Fund pursuant to this Deed. The auditor must be a firm of chartered accountants some of whose members are Registered Company Auditors.

19.2     REMOVAL AND RETIREMENT OF AUDITOR

         (a)      The Trustee may from time to time remove an Auditor.

         (b) An Auditor may retire at any time upon giving one months' written notice (or such shorter period as the Trustee may agree) to the Trustee of its intention to so retire.

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19.3     APPOINTMENT OF REPLACEMENT AUDITOR

         Any vacancy in the office of an Auditor occurring under clause 19.2 must be filled by the Trustee appointing as auditor a firm of chartered accountants some of whose members are Registered Company Auditors.

19.4     AUDITOR MAY HAVE OTHER OFFICES

         An Auditor may also be the auditor of the Trustee, the Trust Manager, a Related Body Corporate of the Trustee or the Trust Manager or of any other Fund but a member of the firm appointed as an Auditor may not be an officer, a partner of an officer or an employee of the Trustee, the Trust Manager or a Related Body Corporate of the Trustee or the Trust Manager.

20.      RECORDS AND FINANCIAL STATEMENTS

         (a) The Trust Manager must keep accounting and other records which correctly record and explain the Assets and financial position of each Fund, and all transactions entered into by the Trustee as trustee of each Fund, in a manner which will enable the preparation from time to time of true and fair Financial Statements of each Fund and the auditing of those Financial Statements.

         (b) The Trust Manager must make all accounting records available to the Trustee and the Bond Trustee of the relevant Fund for inspection at all reasonable times without charge.

         (c) All Financial Statements must be prepared in accordance with Approved Accounting Standards.

         (d) The Trust Manager must deliver to the Trustee, the Security Trustee and the Bond Trustee of each Fund not later than three months after the end of each Financial Year of that Fund, the Financial Statements of that Fund for that Financial Year, duly audited by the Auditor.

         (e) The Trust Manager must ensure that the Financial Statements of each Fund are audited by the Auditor as at the end of each Financial Year.

         (f) The Trust Manager must ensure that all necessary tax returns for each Fund are prepared and lodged within any applicable time limits.

21.      PAYMENTS FROM FUNDS AND TERMINATION

21.1     PAYMENTS BY TRUSTEE

         The Trustee, at the direction of the Trust Manager, must pay all amounts received by it in respect of each Fund in accordance with the Transaction Documents in relation to that Fund.

21.2     INCOME OF THE FUND

         For each Financial Year in respect of a Fund the Trust Manager will ascertain the following on behalf of the Trustee:

         (a) the net income of that Fund in accordance with section 95(1) of the Taxation Act (the TAX INCOME); and

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         (b)      the net income of that Fund in accordance with conventional accounting principles applicable to the administration of trusts (the ACCOUNTING INCOME).

21.3     INCOME ENTITLEMENT

         Notwithstanding anything to the contrary contained in this Deed:

         (a) (PRESENT ENTITLEMENT) the Residual Income Beneficiaries of each Fund shall, as at the end of each Financial Year for that Fund, have an absolute vested interest in, and be presently entitled to, the income of that Fund for that Financial Year in accordance with their respective Income Percentages; and

         (b) (APPLICATION OF INCOME) unless the Trustee (in consultation with the Trust Manager) otherwise determines, having regard to any relevant taxation or other implications for the Trustee (disregarding for these purposes any possible operation of clause 21.4) for any Financial Year for that Fund, for the purposes of paying, applying, distributing, setting aside or allocating any income in respect of that Financial Year for the benefit of the Residual Income Beneficiaries of that Fund in accordance with the terms of this Deed, the income that is to be so paid, applied, distributed, set aside or allocated shall be whichever is the greater of the Tax Income or the Accounting Income for that Financial Year.

21.4     DISTRIBUTION OF EXCESS TAX INCOME

         For the avoidance of doubt, in the event that the Tax Income of a Fund exceeds the Accounting Income of that Fund in any Financial Year then, notwithstanding anything to the contrary in this Deed, the Trust Manager must direct the Trustee to, and the Trustee shall, so far as possible, ensure that such excess is allocated to the Residual Income Beneficiaries of that Fund in accordance with their respective Income Percentages and shall take such action as is reasonably necessary to give effect to this clause.

21.5     PAYMENTS TO BENEFICIARIES

         (a) (DISTRIBUTABLE INCOME DUE AS AT CLOSE OF FINANCIAL YEAR) The income of a Fund for a Financial Year (to the extent not previously distributed) shall, subject to clause 21.8, constitute a debt due as at the end of that Financial Year by the Trustee as trustee of the Fund to each Residual Income Beneficiary of that Fund who is entitled to the income under clause 21.3(a) and shall, subject to clause 21.8, be payable under paragraph (b).

         (b) (PAYMENT) Subject to clause 21.7, the Trustee may, on the instructions of the Trust Manager, make interim distributions of the income of a Fund to the Residual Income Beneficiaries of that Fund in accordance with their respective Income Percentages and shall as soon as practicable after the end of a Financial Year pay the income of that Fund (to the extent not previously distributed) to the Residual Income Beneficiaries of that Fund in accordance with their respective Income Percentages.

21.6     APPLICATION OF FUND INCOME

         (a)      If by the last day of any Financial Year for a Fund (the LAST
                  DAY) the Trustee has not effectively dealt with the whole of the income of that Fund for that Financial Year by paying, applying or distributing it, or by setting it aside, then the income not so paid, applied, distributed or set aside shall be deemed to have been irrevocably applied and set

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                  aside on the Last Day by the Trustee on behalf of, and shall be held by the Trustee on and from the Last Day upon trust absolutely for, the Residual Income Beneficiaries of that Fund in accordance with their respective Income Percentages (including, for these purposes, the allocation of excess Tax Income (if any) pursuant to clause 21.4).

         (b) If the Trustee fails to effectively allocate any excess to the Residual Income Beneficiaries in accordance with clause 21.6, then such excess shall vest or be deemed to be vested in those Residual Income Beneficiaries in accordance with their respective Income Percentages.

         (c) For the purposes of this clause 21.6, references to income of a Fund for any Financial Year shall be to the greater of the Tax Income or the Accounting Income for that Fund for that Financial Year.

21.7     APPLICATION OF RESIDUAL INCOME BENEFICIARIES' ENTITLEMENTS

         (a)      To the extent that there is an amount payable under clause
                  21.3 which is to be paid in priority to the amounts payable to a Residual Income Beneficiary of a Fund, that Residual Income Beneficiary directs the Trustee to meet that amount as an application of that Residual Income Beneficiary's entitlement to the income of that Fund.

         (b) Notwithstanding paragraph (a) of this clause, once an amount is paid out of a Fund to a Residual Income Beneficiary during a Financial Year, that amount may not be recovered from that Residual Income Beneficiary for any reason or by any person except to the extent that the amount was paid in error.

21.8     TRUST MANAGER TO ENSURE COMPLIANCE BY TRUSTEE

         Without limiting its other obligations under this Deed, the Trust Manager, in exercising its powers and carrying out its duties in accordance with this Deed, must, to the extent possible, ensure that the Trustee complies with its obligations under this clause 21.

21.9     DISTRIBUTION ON VESTING DATE

         The Trustee, at the direction of the Trust Manager, must as soon as practicable following the Vesting Date for a Fund:

         (a)      sell or convert into cash:

                  (i)      all of the Assets of the Fund; or

                  (ii) if the Vesting Date occurs following the giving by the Residual Income Beneficiaries of that Fund of a notice under clause 9.2 requiring transfer in specie, and subject to the terms of any relevant Warehouse Funding Agreement, so much of the assets of the relevant Warehouse Fund as are necessary to enable it to discharge in full, or make full provision for:

                           (A) all Taxes which are or may become payable in respect of that Warehouse Fund;

                           (B) all Expenses incurred but not previously paid of that Warehouse Fund;

                           (C) all other amounts which are or may become payable by it to Creditors of that Fund; and

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                           (D)      all amounts in respect of which it is
                                    entitled to be reimbursed or indemnified under this Deed;

         (b) apply the proceeds of sale or conversion in the manner and order set out in clause 21.1; and

         (c) subject to the Fund Creation Notice and the Transaction Documents in relation to that Fund, transfer the balance of that Fund to the Residual Income Beneficiaries of that Fund in accordance with their respective Income Percentages, either in cash or, if the Vesting Date occurs following the giving of notice by the Residual Income Beneficiaries under clause 9.2 and that notice requires the transfer in specie, in specie.

22.      THE REGISTER

         Intentionally blank.

23.      MEETINGS OF BONDHOLDERS

         The convening, holding of, and conduct of meetings of Bondholders, and the exercise of voting rights and the passing of resolutions at those meetings are governed by the provisions of the relevant Bond Trust Deed (if any).

24.      PAYMENTS GENERALLY

24.1     PAYMENTS TO BENEFICIARIES

         Any moneys payable by the Trustee to a Beneficiary under this Deed may be paid by:

         (a) a "not negotiable" cheque in favour of the Beneficiary despatched by post to the address of the Beneficiary for the purposes of clause 26.1; or

         (b) at the option of the Beneficiary by direct transfer to a designated bank account in Australia of the Beneficiary.

24.2     PAYMENTS TO BONDHOLDERS

         Any moneys payable by the Trustee to a Bondholder under this Deed shall be made in accordance with the Bond Terms, the relevant Bond Trust Deed (if any), the relevant Security Trust Deed (if any) and the relevant Paying Agency Agreement.

24.3     PAYMENTS GOOD DISCHARGE

         Every payment made in accordance with clause 24.1 or 24.2 shall be in full satisfaction of the moneys payable and shall be a good discharge to the Trustee and to the Trust Manager. Neither the Trustee nor the Trust Manager is responsible for any moneys which are not credited to the bank account of a Beneficiary if the Bank at which the Trust Account from which the payment is made is held has been instructed to effect the direct transfer referred to in clause 24.1(b).

24.4     VALID RECEIPTS

         The receipt of the Trustee for any moneys shall discharge the person paying the same from all liability to make any further enquiry in relation thereto. Every such receipt shall as to the moneys

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         paid or expressed to be received in such receipt, effectually discharge the person paying such moneys from such liability or enquiry and from being concerned to see to the application or being answerable or accountable for any loss or misapplication of such moneys.

25.      TRUSTEE'S AND TRUST MANAGER'S POWERS, LIABILITY AND INDEMNITY GENERALLY

25.1     POWERS ADDITIONAL

         The following provisions of this clause 25 are in addition to any rights or powers conferred on the Trustee or the Trust Manager at law or in equity. Each of them is to be construed separately and except where expressly stated, none of them limits the others.

25.2     RELIANCE ON CERTIFICATES

         Subject to clause 25.4, neither the Trustee nor the Trust Manager shall incur any liability in respect of any action taken or thing suffered by it in reliance upon any document (including, for example, any notice, resolution, direction, consent, certificate, receipt or statement) given to or served on it for the purposes of or pursuant to this Deed which it reasonably believes to be genuine, and to be signed by persons authorised to do so and having power to bind the person on whose behalf the document is or purports to be given.

         In preparing any such document each of the Trustee and the Trust Manager is entitled to assume that each person under any Authorised Investment, other Transaction Document or any other deed, agreement or arrangement has performed or will perform their obligations thereunder in full by the due date and otherwise in accordance with the terms thereof, unless the Trustee or the Trust Manager has notice to the contrary.

25.3     NO LIABILITY

         If either the Trustee or the Trust Manager incurs any liability to any person as a consequence of having relied, in accordance with clause 25.2, upon a document which was forged or does not bind the person on whose behalf it was purportedly given, the Trustee or the Trust Manager (as the case may be) is entitled to reimbursement for the amount of such loss from the relevant Fund.

25.4     NOTICES FROM TRUSTEE AND TRUST MANAGER

         Whenever any document or communication is to be given by the Trust Manager or the Trustee to the other of them, the recipient may accept as sufficient a document which it reasonably believes to be signed on behalf of the giver by any two Authorised Signatories of the giver of the notice. The recipient of the notice is not responsible for any loss arising from any act, neglect, mistake or discrepancy of the giver of the notice or any officer, employee, agent or delegate of the giver of the notice in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, whether or not an error in any such information, document, form or list is reproduced by the recipient in any step taken by it under this Deed.

25.5     COMPLIANCE WITH LAWS

         The Trustee and the Trust Manager shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which the Trustee or the Trust Manager is prohibited from doing

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         by any applicable law (or any ordinance, rule, regulation or by-law made pursuant thereto) or by any order or judgment of any competent court or other tribunal.

25.6     RELIANCE ON EXPERTS

         Each of the Trustee and the Trust Manager:

         (a) may act upon the opinion or advice of, or information obtained from the Trust Manager (in the case of the Trustee only), the Trustee (in the case of the Trust Manager only), the Master Servicer or any barristers, solicitors, bankers, accountants, brokers, valuers and other professional advisers (whether instructed by the Trustee, the Trust Manager or the Master Servicer) believed by it in good faith to be expert and properly informed in relation to the matters upon which they are consulted; and

         (b) is not liable for anything done or suffered by it in good faith in reliance upon such opinion, advice or information.

25.7     POWERS, AUTHORITIES AND DISCRETIONS

         Except as otherwise expressly provided in this Deed, neither the Trustee nor the Trust Manager is liable for any loss (whether consequential or otherwise), costs or damages resulting from the exercise of (or failure to exercise) its rights, powers or discretions or the performance of (or failure to perform) its obligations under this Deed, except where such losses, costs or damages are caused by the fraud, negligence or wilful default of the Trustee or the Trust Manager (as the case may be).

25.8     LEGAL AND OTHER PROCEEDINGS

         (a) (INDEMNITY FOR LEGAL COSTS) Subject to paragraph (b), the Trustee and the Trust Manager are entitled to be indemnified out of a Fund, and the Trustee may pay from the Fund all reasonable legal costs and disbursements and all other cost, disbursements, outgoings and expenses incurred by the Trustee or the Trust Manager in connection with:

                  (i) properly enforcing or preparing for the enforcement of, or properly preserving its rights under; and

                  (ii) the proper initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of,

                  this Deed or any other Transaction Document or otherwise under or in respect of that Fund.

         (b)      Nothing in paragraph (a) affects:

                  (i) any obligation of the Trustee to restore the Assets of any Fund because of a failure by the Trustee to exercise in relation to the Fund the degree of care, diligence and prudence required of a trustee or because of some other neglect, default or breach of duty by the Trustee, having regard to the powers and duties conferred on the Trustee by this Deed; or

                  (ii) any remedy which the Trustee, any Bondholder or any Beneficiary may have against the Trust Manager under any Transaction Document.

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25.9     LIABILITY OF TRUSTEE UNDER TRANSACTION DOCUMENTS

         (a) The Trustee has no personal liability in relation to any of its obligations under or arising out of this Deed or any of the Transaction Documents entered into in its capacity as trustee of a Fund.

         (b) In relation to each such obligation, the liability of the Trustee is limited to and does not extend beyond the Assets of the relevant Fund as they stand at the time at which the obligation is met or satisfied.

         (c) The Trustee is not liable to meet or satisfy any such obligation from its own assets (except the Trustee's Indemnity) and each such obligation must be met or satisfied from the relevant Fund or the Trustee's Indemnity.

         (d) The preceding paragraphs apply notwithstanding the fact that the liabilities of the Trustee in its capacity as the trustee of a Fund may from time to time and at any time almost equal, equal or exceed the value of the Assets of that Fund at the relevant time.

         (e) The previous paragraphs of this clause 25.9 do not apply to the liability of the Trustee in relation to any obligation which in any Transaction Document the Trustee expressly assumes in its personal capacity.

         (f) It is acknowledged by the Trustee that the Assets of each Fund at any time will include the amount of any compensation found by a Final Judgment (or admitted by the Trustee) to be payable by the Trustee to restore that Fund because of a failure by the Trustee to exercise in relation to the Fund the degree of care, diligence and prudence required of a trustee or because of some other neglect, default or breach of duty by the Trustee having regard to the powers and duties conferred on the Trustee by this Deed, in either case occurring before the time in question and causing loss to the Fund quantified before the time in question.

         (g) For the purposes of this clause 25.9, FINAL JUDGMENT means a judgment of a court of law in Australia against which there can be no appeal or in relation to which the time to appeal has expired.

25.10    TRUSTEE'S INDEMNITY NOT BE IMPAIRED

         (a) The Trustee is indemnified out of the Assets of each Fund against all liabilities, losses, costs and expenses incurred by the Trustee in performing any of its duties or exercising any of its powers in relation to that Fund pursuant to this Deed or the relevant Transaction Documents.

         (b) The indemnity given in paragraph (a) will not be voided and will apply to permit payment of any liability of the Trustee to Creditors of a Fund notwithstanding any failure by the Trustee to exercise the degree of care, diligence and prudence required of a trustee or neglect, default or breach of duty by the Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed, including where the failure or the negligence, default or breach of duty involved, on the part of the Trustee, dishonesty or any wilful act or omission known by the Trustee to be a breach of trust.

         (c) If the Trustee fails to exercise the degree of care, diligence and prudence required of a trustee or there occurs any other neglect, default or breach of duty by the Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed:

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                  (i)      the Trustee may not receive, hold the proceeds or
                           otherwise have the benefit of the indemnity given in paragraph (a) otherwise than on behalf of and on trust for the Creditors of the relevant Fund; and

                  (ii) the Trustee may only be indemnified to the extent necessary to allow it to discharge its liabilities to those Creditors.

         (d)      Nothing in this clause 25.10 is to be taken:

                  (i) as imposing any restriction upon any right which any person may have to bring an action against the Trustee for loss or damage suffered by reason of the Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee or any other neglect, default or breach of duty by the Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed; or

                  (ii) as conferring upon the Trustee a right to be indemnified out of the Fund against any loss the Trustee (in its personal capacity) suffers in consequence of an action brought against it by reason of the Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee or any other neglect, default or breach of duty by the Trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed.

25.11    TRUST MANAGER'S RIGHT OF INDEMNITY

         The Trust Manager is entitled to be indemnified out of the relevant Fund in respect of any liability, cost or expense properly incurred by it in its capacity as manager of the relevant Fund or so incurred by any of its delegates, sub-delegates or agents.

25.12    CONFLICTS

         Without limiting clause 15.3, nothing in this Deed prevents the Trustee, the Trust Manager or any Related Body Corporate or Associate (as defined in Part 1.2, Division 2 of the Corporations Act) of either of them (all being included in this clause in references to the Trustee and the Trust Manager) from:

         (a)      subscribing for, buying or selling Bonds;

         (b) in the ordinary course of its business contracting or acting in any capacity as representative or agent or otherwise or entering into any financial, banking, development, insurance, agency, broking or other transaction with the Trustee as trustee of any Fund or any other trust, or in its personal capacity;

         (c) providing any advice or services to the Trustee as trustee of any Fund; or

         (d)      being interested in any such contract or transaction.

         The Trustee and the Trust Manager shall not be in any way liable to account to any Bondholder, any Beneficiary or any other person for any profits or benefits made or derived from or in connection with any such transaction.

25.13    CONSUMER CREDIT CODE

         (a)      The Trust Manager, the Master Servicer and the Trustee agree:

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                  (i)      without limiting any other provision of this Deed and
                           subject to paragraph (b) below, the Master Servicer shall indemnify the Trustee, free of any set-off or counterclaim, against all Penalty Payments which the Trustee is required to pay personally or in its capacity as trustee of a Fund and arising in connection with the performance of its duties or exercise of its powers under this Deed in relation to that Fund;

                  (ii) the Master Servicer shall be the nominated credit provider for the purposes of section 75 of the Consumer Credit Regulations (Western Australia) for the purposes of all Regulated Loans and Regulated Mortgages; and

                  (iii) the Master Servicer must, subject to paragraph (b), pay to the Trustee on demand any amount which the Trustee may recover from the Master Servicer under section 75 of the Consumer Credit Regulations (Western Australia) by virtue of the Master Servicer being the nominated credit provider.

         (b) If the Trustee makes a Penalty Payment, the Trustee shall have no right to recover the amount of that Penalty Payment from the Master Servicer if that Penalty Payment was made as a result of:

                  (i) the Trustee's failure to exercise the degree of care, diligence and prudence required of a trustee; or

                  (ii) any other neglect, default or breach of duty by the Trustee,

                  in either case, having regard to the powers, authorities and discretions conferred on the Trustee by this Deed.

         (c) For the avoidance of doubt, but subject to paragraph (d), clause 25.10 applies to a Penalty Payment.

         (d) If the Trustee has made, is obliged to make or intends to make a Penalty Payment, and is, or claims to be, entitled to recover the amount of that Penalty Payment from the Master Servicer under paragraph (a), the Trustee may not exercise the right of indemnity conferred by clause 25.10 in respect of that Penalty Payment unless:

                  (i) it has made demand on the Master Servicer for recovery of that Penalty Payment under paragraph (a); and

                  (ii) the Master Servicer has failed to pay the amount of that Penalty Payment to the Trustee within 10 Business Days after that demand.

26.      NOTICES

26.1     NOTICES GENERALLY

         Subject to clause 26.2, every Notice:

         (a)      must be in writing in order to be valid;

         (b) must be deemed to have been duly served, given or made in relation to a party if it is:

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                  (i)      delivered to the address of that party set out in
                           paragraph (e) (or at such other address as may be notified in writing by that party to the other party from time to time); or

                  (ii)     posted by prepaid registered post to such address; or

                  (iii) sent by fax to the fax number set out in sub-paragraph (e) (or to such other number as may be notified in writing by that party to the other party from time to time);

         (c) shall be sufficient if executed by the party giving, serving or making the same or on its behalf by any two Authorised Signatories of such party;

         (d)      shall be deemed to be given, served or made:

                  (i) (in the case of prepaid registered post) within 2 Business Days after posting;

                  (ii) (in the case of fax) on receipt of a transmission report confirming successful transmission; and

                  (iii)    (in the case of delivery by hand) on delivery;

         (e) the addresses and facsimile numbers for service of Notices as referred to in sub-paragraph (b) of this clause are as follows:

                  THE TRUSTEE
                  35 Clarence Street
                  Sydney  NSW  2000
                  By fax: (02) 8295 8675
                  Attention: Senior Manager Securitisation

                  THE TRUST MANAGER
                  Level 6
                  12 Castlereagh Street
                  SYDNEY  NSW  2000
                  By fax: (02) 9225 0864
                  Attention:  Manager, Operations

                  A BENEFICIARY

                  The address or fax number set out in the relevant Beneficiary Register or as otherwise notified by the Beneficiary to the Trust Manager from time to time.

26.2     NOTICES TO BONDHOLDERS

         A Notice by the Trustee or the Trust Manager to Bondholders shall be deemed to be duly given or made if given or made in accordance with the Bond Terms and the Bond Trust Deed (if any).

26.3     NOTICES TO DESIGNATED RATING AGENCIES

         The Trust Manager must provide a copy of each Notice to Bondholders in a Rated Fund to each Designated Rating Agency for that Fund as from time to time agreed in writing with that Rating Agency.

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27.      AMENDMENT

27.1     AMENDMENT BY TRUSTEE

         Subject to clause 27.2, the Trustee and the Trust Manager may by way of supplemental deed vary or amend this Deed (including this clause) in respect of any one or more Funds or any Supplementary Bond Terms so long as such variation or amendment is:

         (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

         (b) in the opinion of the Trustee necessary to comply with the provisions of any statute or regulation or with the requirements of any Government Body;

         (c)      in the opinion of the Trustee, is:

                  (i)      required by; or

                  (ii)     a consequence of; or

                  (iii)    consistent with; or

                  (iv) appropriate, expedient or desirable for any reason as a consequence of,

                  the introduction or imposition of, or any amendment or alteration to, any statute, regulation or requirement of any Governmental Body or any decision by any court (including, without limitation, the introduction or imposition of any Tax, any amendment to any regulation imposing a Tax, the issue of or amendment to any ruling by the Commissioner or Deputy Commissioner of Taxation or the issue of any government announcement or statement or the handing down of any decision by any court that has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Funds);

         (d)      to apply only in respect of a Fund not yet constituted;

         (e) necessary to ensure that this Deed is not required to be registered with or approved by any Government Body in any Australian Jurisdiction;

         (f) in the reasonable opinion of the Trustee not prejudicial to the interests of the Bondholders or Beneficiaries in respect of any Fund previously constituted (in the case of a variation or amendment affecting that Fund); or

         (g) approved by an Extraordinary Resolution and by the Beneficiaries of any Fund to which the alteration, addition or modification applies.

27.2     CERTAIN PROVISIONS NOT TO BE VARIED

         The Trustee may not vary or amend clause 21, clause 27.1 or this clause
         27.2 in so far as they relate to Funds previously constituted (except pursuant to paragraphs (a), (b) or (c) of clause 27.1), without the unanimous consent of all Bondholders and all Beneficiaries of that Fund.

27.3     COPY OF AMENDMENTS TO BONDHOLDERS

         The Trust Manager must upon request by a Bondholder, provide the Bondholder with a copy of the supplemental deed effecting any variation or amendment to this Deed.

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27.4     COPY OF AMENDMENTS IN ADVANCE TO DESIGNATED RATING AGENCIES

         The Trust Manager must provide a copy of a proposed variation or amendment to this Deed insofar as it applies to a Rated Fund to each Designated Rating Agency for the Rated Fund at least 5 Business Days (or such other period as may from time to time be agreed by the Trust Manager with the Designated Rating Agency) prior to the same taking effect.

28.      MISCELLANEOUS

28.1     DATA BASE CONFIDENTIAL

         Each of the Trustee, the Trust Manager and the Master Servicer must keep the Data Base confidential in so far as the same is held by it and shall not disclose the same to any other person (including any of its Related Bodies Corporate) except:

         (a) as permitted or required by any Transaction Document or necessary for any party to a Transaction Document (including the Trustee, the Trust Manager and the Master Servicer) to perform its respective duties and obligations thereunder;

         (b) as required for the enforcement or attempted enforcement of any Transaction Document;

         (c) to any professional adviser, delegate, agent or sub-agent of the Trustee, the Trust Manager or the Master Servicer under a power contained in a Transaction Document;

         (d) to the officers, employees and directors of the Trustee, the Trust Manager or the Master Servicer made in the performance by the Trustee, the Trust Manager or the Master Servicer respectively of its duties and obligations under the Transaction Documents or at law;

         (e) to the Auditor of any Fund or as required by the Auditor of any Fund;

         (f)      as required by law or by any Government Body; or

         (g) in the case of a Rated Fund, to the Designated Rating Agency for that Fund.

28.2     WAIVERS, REMEDIES CUMULATIVE

         Save as provided in this Deed, no failure to exercise and no delay in exercising on the part of the Trustee or the Trust Manager any right, power or privilege under this Deed shall operate as a waiver, nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of such right, power or privilege, or the exercise of any other right, power or privilege.

28.3     GOVERNING LAW

         This Deed shall be governed by and construed in accordance with the laws of the State of New South Wales.

28.4     JURISDICTION

         (a) Each of the Trustee, the Trust Manager, the Beneficiaries and the Bondholders irrevocably submits to and accepts, generally and unconditionally, the non-exclusive jurisdiction of the courts and appellate courts of the State of New South Wales with respect to any legal action or proceedings which may be brought at any time relating in any way to this Deed.

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         (b)      Each of the Trustee, the Trust Manager, the Beneficiaries and
                  the Bondholders irrevocably waives any objection it may now or in the future have to the venue of any such action or proceedings and any claim it may now or in the future have that any such action or proceeding has been brought in an inconvenient forum.

28.5     SEVERABILITY OF PROVISIONS

         In the event that any provision of this Deed is prohibited or unenforceable in any jurisdiction such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Deed or affecting the validity or enforceability of such provision in any other jurisdiction.

28.6     COUNTERPARTS

         This Deed may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

28.7     INSPECTION OF THIS DEED

         The Beneficiaries and the Bondholders may inspect a copy of this Deed at the office of the Trust Manager during normal business hours, but shall not be entitled to a copy thereof.

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SCHEDULE 1

FORM OF FUND CREATION NOTICE

[Letterhead of Trust Manager]


Permanent Custodians Limited
35 Clarence Street
SYDNEY   NSW   2000

Attention: Senior Manager Securitisation

Dear Sirs

ARMS II PROGRAM : FUND CREATION NOTICE - GLOBAL FUNDS

We refer to the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 made between Permanent Custodians Limited as trustee and Australian Mortgage Securities Ltd as trust manager, as amended and restated on 23 April 2003.

Words and expressions defined in the Master Trust Deed have the same meaning when used in this Fund Creation Notice, unless otherwise defined herein.

In accordance with clause 3.2 of the Master Trust Deed, we give you this Fund Creation Notice for the following Fund (the FUND):

(a)      the Fund is designated a Global Fund;

(b)      the Fund is to be a [Warehouse] [Issuing]* Fund;

(c)      the initial Amount for the Fund is A$ ;

(d) the initial Beneficiary/Beneficiaries of the Fund is/are [insert details];

(e) the entitlements of the Beneficiary/Beneficiaries is/are: [the entire beneficial interest in the Fund][insert other details];

(f)      the name of the Fund is [          ];

(g)      the Income Distribution Dates for the Fund are as follows:

         [insert details];

(h)      the Fund is [not]* to be a Rated Fund;

(i)      the Designated Rating Agency for the Fund is [            ]; and

(j)      the Designated Rating for the Fund is [insert details]*.

We enclose our cheque in your favour in settlement upon you of the Initial
Amount.

Yours faithfully


----------------------------------------
Authorised Signatory
AUSTRALIAN SECURITISATION MANAGEMENT PTY LIMITED

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SCHEDULE 2

FORM OF ISSUE NOTICE

[Letterhead of Trust Manager]


Permanent Custodians Limited
35 Clarence Street
SYDNEY   NSW   2000

Attention: Senior Manager Securitisation

Dear Sirs

ARMS II PROGRAM : ISSUE NOTICE - GLOBAL FUNDS

We refer to the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 made between Permanent Custodians Limited as trustee and Australian Mortgage Securities Ltd as trust manager as amended and restated on 23 April 2003.

Words and expressions defined in the Master Trust Deed have the same meaning when used in this Issue Notice, unless otherwise defined herein.

13. In accordance with clauses 5.1 and 6.1 of the Master Trust Deed, we require you, as Trustee of the [insert details of Issuing Fund] to issue the following Bonds:

         (a) the name or designation to be ascribed to the Bonds is [insert details];

         (b)      the aggregate Face Value of the Bonds to be issued is A$/US$
                  [        ];

         (c)      the denominations in which the Bonds are to be issued is
                  A$/US$[        ] per Bond;

         (d)      the Issue Date is [insert details];

         (e) the following Transaction Documents are required to be entered into in connection with the issue of the Bonds:

                  [insert details of Security Trust Deed, Bond Trust Deed, all Enhancements, all Currency Swaps and any other Transaction Documents to be entered into by the Trustee]

                  [Copies of [drafts of] those Transaction Documents are enclosed.]

         (f) [the Bonds will comprise a single Series all being totally fungible] [the Bonds will comprise [insert number] Series having principal terms as follows:

         (g)      [insert details as per (b)-(e) above for each Series]]; and

         (h) the Portfolio to be acquired with the Issue Proceeds is [not] comprised in the Assets of a Warehouse Fund, [, being the
                  [            ] Fund]. [The person for whose benefit the Issue
                  Proceeds of the Bonds are to be held pursuant to clause 6.8(a) of the Master Trust Deed is [insert details]].

14.      We attach:

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         (a)      details of the Portfolio which are to be acquired by you, in your capacity as Trustee of the Issuing Fund, with the Issue Proceeds;

         (b)      the Supplementary Bond Terms applicable to the Bonds; and]

         (c) a letter/certificate from the Designated Rating Agency addressed to you confirming that the Bonds [in each Series] will be rated not lower than the Designated Rating [for that Series]; [and that Bonds previously issued by you as Trustee of the Issuing Fund will not be downgraded to a credit rating lower than the Designated Rating as a result of the issue of the Bonds specified in this Issue Notice].

15. The Supplementary Bond Terms applicable to the Bonds are the terms and condition set out in [ ].

16.      We certify that:

         (a) the terms of the Master Trust Deed with respect to the proposed Issue have been, and will on the Issue Date, continue to be complied with; and

         (b) assuming that all parties to all Transaction Documents entered into by you as Trustee of the relevant Issuing Fund, and all issuers of Authorised Investments from time to time comprised in the Assets of the Issuing Fund comply in full with their respective obligations under those Transaction Documents and Authorised Investments, and having regard to:

                  (i)      the terms of the Transaction Documents;

                  (ii) the terms of the Mortgages comprised in the Portfolio;

                  (iii)    the anticipated Expenses of the Issuing Fund; and

                  (iv) all other information available to us as at the date of this notice,

         you will, in your capacity as Trustee of the Issuing Fund, have available to you sufficient funds to enable you to comply with your obligations under those Transaction Documents.

Yours faithfully


----------------------------------------
Authorised Signatory
AUSTRALIAN SECURITISATION MANAGEMENT PTY LIMITED

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SCHEDULE 3

FORM OF PORTFOLIO COMPLIANCE CERTIFICATE

[Letterhead of Master Servicer]


Permanent Custodians Limited
35 Clarence Street
SYDNEY   NSW   2000

Attention: Senior Manager Securitisation

Dear Sirs

ARMS II PROGRAM : PORTFOLIO COMPLIANCE CERTIFICATE - GLOBAL FUNDS

We refer to:

(a) the Master Trust Deed (the MASTER TRUST DEED) dated 7 March 1995 made between Permanent Custodians Limited as trustee and Australian Mortgage Securities Ltd as trust manager, as amended and restated on 23 April 2003; and

(b) the Issue Notice (the ISSUE NOTICE) given by the Trust Manager to you dated [ ] requiring you to issue the Bonds referred to therein in your capacity as Trustee of the [insert details of Issuing Fund].

Words and expressions defined in the Master Trust Deed have the same meaning when used in this Portfolio Compliance Certificate, unless otherwise defined herein.

We certify, with respect to each Mortgage comprised in the Portfolio specified in the Issue Notice that:

1. [on the date of its settlement, except as disclosed to you in writing and approved or waived by you on or prior to settlement, all of the representations and warranties made by us pursuant to clause 12.1 of the Master Origination and Servicing Agreement were true and correct by reference to the facts and circumstances then existing;]

2. [we are not aware of any fact, event or circumstance which would lead us to believe that any of those representations and warranties, or any other warranties, statements, certificates or other information provided to us by the relevant Mortgagor, Approved Solicitor, Approved Valuer or any other person prior to settlement of that mortgage were incorrect, untrue or misleading in any material respect at the time they were made;]

3. [we are not aware of any fact, event or circumstance which would cause any of those representations and warranties to be untrue or incorrect if repeated on the date of this Portfolio Compliance Certificate by reference to the facts and circumstances now existing;]

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4.       [we are not aware of any circumstances relating to that Mortgage or the relevant Property which could reasonably be expected to diminish, as at the date of this Portfolio Compliance Certificate, the value or marketability of the Property from that stated in the relevant valuation;]

5. [the Borrower in respect of each such Mortgage is not in arrears in the payment of any periodic payments secured by that Mortgage, except to the extent disclosed to and approved by the Designated Rating Agency for the purposes of the letter or certificate from the Designated Rating Agency attached to the Issue Notice; ]

6. [we are not aware of any circumstances relating to that Mortgage, the relevant Property, the relevant Mortgagor or any relevant Guarantor which could reasonably be expected to cause a prudent investor to:

         (a)      regard the Mortgage as an unacceptable investment;

         (b)      expect the Mortgagor to default under the Mortgage; or

         (c) diminish the value or marketability of the Property from that stated in the relevant Valuation; and]

7. [we are not aware of the occurrence of any Event of Default in relation to that Mortgage which has not been remedied to our satisfaction or waived in accordance with the Master Origination and Servicing Agreement.]

The statements made by us above are based upon a review of the Database and the records maintained by us with respect to the Portfolio under and in accordance with the Master Trust Deed and the Master Origination and Servicing Agreement. We have made no specific enquiry or investigation as to any of the matters referred to in the statements made above.

Yours faithfully


--------------------------------------
Authorised Signatory
AUSTRALIAN MORTGAGE SECURITIES LTD

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SCHEDULE 4

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EXECUTED in Sydney as a deed.


TRUSTEE



SIGNED SEALED AND DELIVERED for
PERMANENT CUSTODIANS LIMITED by its
attorney under power of attorney in the
presence of:



---------------------------------------  ---------------------------------------
Witness Signature                        Attorney Signature


---------------------------------------  ---------------------------------------
Print Name                               Print Name


AMS

SIGNED SEALED AND DELIVERED for
AUSTRALIAN MORTGAGE SECURITIES LTD by
its attorney under power of attorney in
the presence of:



---------------------------------------  ---------------------------------------
Witness Signature                        Attorney Signature


---------------------------------------  ---------------------------------------
Print Name                               Print Name

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ASM

SIGNED SEALED AND DELIVERED for AUSTRALIAN SECURITISATION MANAGEMENT PTY LIMITED by its attorney under power of attorney in the presence of:



---------------------------------------  ---------------------------------------
Witness Signature                        Attorney Signature


---------------------------------------  ---------------------------------------
Print Name                               Print Name

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